UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07874

JPMorgan Insurance Trust

(Exact name of registrant as specified in charter)

270 Park Avenue

New York, NY 10017

(Address of principal executive offices) (Zip code)

Frank J. Nasta

270 Park Avenue

New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: December 31

Date of reporting period: January 1, 2012 through December 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report

JPMorgan Insurance Trust

December 31, 2012

JPMorgan Insurance Trust Core Bond Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered through qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

JANUARY 23, 2013 (Unaudited)

Dear Shareholder:

Despite periods of volatility, equity markets in most parts of the world rallied during the twelve months ended December 31, 2012. Improving U.S. economic data, particularly in the housing market, and accommodative policies from central banks around the world helped support investors’ appetite for risk. Stock markets carried their positive momentum into 2013 as investors reacted positively to the “fiscal cliff” bill and recent industry fund flows into equity strategies suggest that many investors are becoming more optimistic.

“Stock markets carried their positive momentum into 2013 as investors reacted positively to the “fiscal cliff” bill and recent industry fund flows into equity strategies suggest that many investors are becoming more optimistic.”

However, many of the catalysts for uncertainty in 2012 are likely to continue in 2013. The upcoming debate about the debt ceiling and budget resolutions is likely to create additional political gridlock in Washington. Europe’s debt crisis still looms, tensions in the Middle East continue and economic growth remains tepid. Accordingly, central banks around the world have indicated their continued commitment to accommodative policies.

U.S. treasury yields remain low

Yields for U.S. Treasury securities remained at historically low levels throughout 2012. The yield for 10-year U.S. Treasury securities ended December 2012 at 1.8%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.3% and 3.0%, respectively. As the low interest rate environment persists, an increasing amount of fixed income investors are turning to asset classes like high yield bonds and emerging market debt in search of higher yielding securities. Higher demand for these securities as well as strong fundamentals led to positive returns for high yield bonds and emerging market debt during the twelve months ended December 31, 2012.

International stocks outperform

Stock returns across market capitalizations, countries and investment styles varied during the reporting period. While the debt crisis in Europe impacted equities in all corners of the world, it had the most significant impact on international stocks, which rose and fell with investors’ changing perception about the viability of corrective actions taken by the European Central Bank (“ECB”). Investors’ positive reaction to the ECB’s plan to purchase 1-3 year bonds issued by the governments of troubled European countries calmed markets and helped international stocks outperform U.S. stocks. Emerging markets stocks, weighed down by concerns about a “hard landing” in China for much of the reporting period, also received a boost from the ECB’s announcement and outperformed U.S. equities during the twelve months ended December 31, 2012.

Investment implications for the U.S. debt and deficit negotiations

On January 1, 2013, the U.S. Senate and House of Representatives approved a “fiscal cliff” package. Equities moved higher in the wake of this deal, but markets could become volatile as the remaining issues come into focus over the coming months. Negotiations surrounding the debt ceiling are ongoing, while the issue of long-term entitlement spending remains. Given these unresolved issues, an appropriately balanced mix of stocks, bonds, as well as alternatives, should help cushion portfolios if markets become volatile.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

DECEMBER 31, 2012	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust Core Bond Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class 1 Shares)*	5.33%
Barclays U.S. Aggregate Index	4.22%

Net Assets as of 12/31/2012	$217,392,313
Duration as of 12/31/2012	4.58 years

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust Core Bond Portfolio (the “Portfolio”) seeks to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.

HOW DID THE MARKET PERFORM?

Early in the reporting period, investors’ sentiment was buoyed by improving economic data, as durable goods consumption, equipment and software spending and vehicle sales showed positive trends. However, the debt crisis in Europe continued to be a major source of uncertainty in capital markets and fears of economic contagion triggered a decline in stock prices in the second quarter of 2012 and flight to U.S. Treasury securities. The European Central Bank reacted by announcing its plan to purchase 1-3 year bonds issued by the governments of troubled European countries, which quelled investors’ concerns and helped ignite a rally in stocks.

The U.S. Federal Reserve maintained its commitment to accommodative policies. The U.S. Federal Open Market Committee extended its $400 billion “Operation Twist” program through the end of 2012 and, in September, announced another asset purchase plan, indicating that it would buy $40 billion of agency mortgage-backed securities per month on an open-ended basis. Investors were also encouraged by improving economic data as the U.S. housing and labor markets showed signs of recovery. However, late in the reporting period, uncertainty surrounding the “fiscal cliff” dampened investors’ appetite for risk.

The U.S. Home Affordable Refinance Program (HARP)—a federal mandate designed for struggling borrowers to refinance their mortgages at lower rates—contributed to higher prepayments on loans packaged into mortgage-backed securities. Interest rates for U.S. Treasury securities remained near historically low levels and declined on most parts of the yield curve during the reporting period (the yield curve shows the relationship between yields and maturity dates for a set of similar bonds). For the twelve months ended December 31, 2012, the Barclays U.S. Aggregate Index (the “Benchmark”) returned 4.22%.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio (Class 1 Shares) outperformed the Benchmark for the twelve months ended December 31, 2012. The Portfolio’s outperformance was driven by strong security selection in the mortgage-backed security sector, as the Portfolio’s agency and non-agency mortgage-backed securities performed strongly during the reporting period.

The Portfolio’s underweight of the credit sector was a detractor from relative performance during the reporting period. In addition, the Portfolio’s higher quality bias detracted from relative performance, particularly its underweight of BBB rated securities.

HOW WAS THE PORTFOLIO POSITIONED?

The Portfolio’s primary strategy continued to be security selection and relative value, which seeks to exploit pricing discrepancies between individual securities or market sectors. The Portfolio managers used bottom-up fundamental research to construct, in their view, a portfolio of undervalued fixed income securities. The Portfolio was underweight U.S. Treasury securities and overweight mortgage-backed securities. The Portfolio was overweight the intermediate part of the yield curve (U.S. Treasury securities with 5 to 10 year maturities) as the Portfolio managers believed that these U.S. Treasuries had the most attractive risk/reward profile.

PORTFOLIO COMPOSITION***
Collateralized Mortgage Obligations	35.8%
U.S. Treasury Obligations	23.7
Corporate Bonds	16.4
U.S. Government Agency Securities	12.9
Mortgage Pass-Through Securities	5.6
Commercial Mortgage-Backed Securities	2.0
Asset-Backed Securities	1.0
Others (each less than 1.0%)	0.4
Short-Term Investment	2.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of December 31, 2012. The Portfolio’s composition is subject to change.

2	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2012

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2012

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	5/1/97	5.33%	6.55%	5.35%
CLASS 2 SHARES	8/16/06	5.07	6.30	5.19

TEN YEAR PERFORMANCE (12/31/02 TO 12/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class 2 Shares prior to its inception date are based on the performance of Class 1 Shares. The actual returns of Class 2 Shares would have been lower than shown because Class 2 Shares have higher expenses than Class 1 Shares.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Core Bond Portfolio, the Barclays U.S. Aggregate Index and the Lipper Variable Underlying Funds General U.S. Government Funds Index from December 31, 2002 to December 31, 2012. The performance of the Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Barclays U.S. Aggregate Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the

Lipper Variable Underlying Funds General U.S. Government Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Portfolio. The Barclays U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lipper Variable Underlying Funds General U.S. Government Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2012	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Asset-Backed Securities — 1.0%
282,000	AH Mortgage, Series SART-1, Class A2, 3.370%, 05/10/43 (e)	282,000
71,897	American Credit Acceptance Receivables Trust, Series 2012-1, Class A2, 3.040%, 10/15/15 (e)	71,984
19,945	AmeriCredit Automobile Receivables Trust, Series 2011-3, Class A2, 0.840%, 11/10/14	19,957
69,604	Bank of America Auto Trust, Series 2010-1A, Class A4, 2.180%, 02/15/17 (e)	69,970
29,472	Bear Stearns Asset-Backed Securities Trust, Series 2006-SD1, Class A, VAR, 0.580%, 04/25/36	26,568
4,789	CarMax Auto Owner Trust, Series 2010-1, Class A3, 1.560%, 07/15/14	4,793
173,331	Centex Home Equity, Series 2004-D, Class AF4, SUB, 4.680%, 06/25/32	178,026
	CNH Equipment Trust,
68,160	Series 2011-A, Class A3, 1.200%, 05/16/16	68,510
80,000	Series 2011-A, Class A4, 2.040%, 10/17/16	82,194
	Countrywide Asset-Backed Certificates,
1,056	Series 2004-1, Class 3A, VAR, 0.770%, 04/25/34	1,008
120,000	Series 2004-1, Class M1, VAR, 0.960%, 03/25/34	112,779
45,082	Series 2004-1, Class M2, VAR, 1.035%, 03/25/34	43,778
17,617	Countrywide Home Equity Loan Trust, Series 2004-K, Class 2A, VAR, 0.509%, 02/15/34	14,810
76,321	Fortress Opportunities Residential Transaction, Series 2011-1A, Class A1, VAR, 7.211%, 10/25/47 (e)	76,845
81,118	Lake Country Mortgage Loan Trust, Series 2006-HE1, Class A3, VAR, 0.560%, 07/25/34 (e)	80,045
	Long Beach Mortgage Loan Trust,
178,293	Series 2003-4, Class M1, VAR, 1.230%, 08/25/33	168,970
190,000	Series 2004-1, Class M1, VAR, 0.960%, 02/25/34	173,325
77,084	Series 2004-1, Class M2, VAR, 1.035%, 02/25/34	75,399
26,061	Series 2006-WL2, Class 2A3, VAR, 0.410%, 01/25/36	24,227
125,000	New Century Home Equity Loan Trust, Series 2005-1, Class M1, VAR, 0.660%, 03/25/35	117,786

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

155,301	Park Place Securities, Inc., Series 2004-MCW1, Class M1, VAR, 0.835%, 10/25/34	151,824
9,744	RASC Trust, Series 2003-KS9, Class A2B, VAR, 0.850%, 11/25/33	6,697
167,434	Residential Credit Solutions Trust, Series 2011-1, Class A1, 6.000%, 03/25/41 (e) (i)	167,769
21,244	Santander Drive Auto Receivables Trust, Series 2011-S2A, Class B, 2.060%, 06/15/17 (e)	21,342
72,778	World Omni Auto Receivables Trust, Series 2010-A, Class A4, 2.210%, 05/15/15	73,450

	Total Asset-Backed Securities (Cost $2,142,343)	2,114,056

Collateralized Mortgage Obligations — 35.3%
	Agency CMO — 25.5%
185,908	Federal Home Loan Mortgage Corp.—Government National Mortgage Association, Series 8, Class ZA, 7.000%, 03/25/23	210,257
	Federal Home Loan Mortgage Corp. REMIC,
4,538	Series 11, Class D, 9.500%, 07/15/19	4,801
4,820	Series 22, Class C, 9.500%, 04/15/20	5,214
779	Series 47, Class F, 10.000%, 06/15/20	895
610	Series 99, Class Z, 9.500%, 01/15/21	674
1,079	Series 1065, Class J, 9.000%, 04/15/21	1,292
97,850	Series 1113, Class J, 8.500%, 06/15/21	107,434
6,183	Series 1250, Class J, 7.000%, 05/15/22	7,329
11,646	Series 1316, Class Z, 8.000%, 06/15/22	13,365
19,792	Series 1324, Class Z, 7.000%, 07/15/22	22,483
85,802	Series 1343, Class LA, 8.000%, 08/15/22	102,093
17,662	Series 1343, Class LB, 7.500%, 08/15/22	21,045
12,644	Series 1394, Class ID, IF, 9.566%, 10/15/22	15,974
11,414	Series 1395, Class G, 6.000%, 10/15/22	12,690
8,587	Series 1505, Class Q, 7.000%, 05/15/23	9,846
15,433	Series 1518, Class G, IF, 8.809%, 05/15/23	18,715
15,814	Series 1541, Class O, VAR, 0.920%, 07/15/23	16,151
353,815	Series 1577, Class PV, 6.500%, 09/15/23	370,432
302,180	Series 1584, Class L, 6.500%, 09/15/23	339,303
2,917	Series 1596, Class D, 6.500%, 10/15/13	2,965

SEE NOTES TO FINANCIAL STATEMENTS.

4	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
1,358	Series 1607, Class SA, HB, IF, 21.060%, 10/15/13	1,433
7,847	Series 1609, Class LG, IF, 16.792%, 11/15/23	8,911
319,318	Series 1633, Class Z, 6.500%, 12/15/23	335,040
351,332	Series 1638, Class H, 6.500%, 12/15/23	396,341
2,387	Series 1671, Class QC, IF, 10.000%, 02/15/24	3,642
61,848	Series 1694, Class PK, 6.500%, 03/15/24	65,324
11,388	Series 1700, Class GA, PO, 02/15/24	10,551
40,126	Series 1798, Class F, 5.000%, 05/15/23	43,714
83,312	Series 1863, Class Z, 6.500%, 07/15/26	93,781
4,026	Series 1865, Class D, PO, 02/15/24	3,459
29,178	Series 1981, Class Z, 6.000%, 05/15/27	31,929
39,522	Series 1987, Class PE, 7.500%, 09/15/27	46,493
145,961	Series 1999, Class PU, 7.000%, 10/15/27	169,279
39	Series 2025, Class PE, 6.300%, 01/15/13	39
214,947	Series 2031, Class PG, 7.000%, 02/15/28 (m)	250,378
9,347	Series 2033, Class SN, HB, IF, 26.891%, 03/15/24	6,099
216,643	Series 2035, Class PC, 6.950%, 03/15/28	251,640
15,679	Series 2038, Class PN, IO, 7.000%, 03/15/28	2,769
49,159	Series 2054, Class PV, 7.500%, 05/15/28	57,728
1,527	Series 2055, Class OE, 6.500%, 05/15/13	1,526
241,284	Series 2057, Class PE, 6.750%, 05/15/28	277,197
71,928	Series 2064, Class TE, 7.000%, 06/15/28	83,874
53,948	Series 2075, Class PH, 6.500%, 08/15/28	61,670
192,582	Series 2095, Class PE, 6.000%, 11/15/28	216,882
6,916	Series 2102, Class TU, 6.000%, 12/15/13	7,047
15,065	Series 2115, Class PE, 6.000%, 01/15/14	15,364
11,545	Series 2132, Class SB, HB, IF, 29.625%, 03/15/29	21,152
19,476	Series 2134, Class PI, IO, 6.500%, 03/15/19	2,370

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
1,000	Series 2135, Class UK, IO, 6.500%, 03/15/14	27
84,534	Series 2178, Class PB, 7.000%, 08/15/29	98,110
126,899	Series 2182, Class ZB, 8.000%, 09/15/29	149,157
21,952	Series 2247, Class Z, 7.500%, 08/15/30	25,935
287,270	Series 2259, Class ZC, 7.350%, 10/15/30	337,556
3,918	Series 2261, Class ZY, 7.500%, 10/15/30	4,613
84,383	Series 2283, Class K, 6.500%, 12/15/23	94,370
10,588	Series 2306, Class K, PO, 05/15/24	9,599
25,411	Series 2306, Class SE, IF, IO, 8.930%, 05/15/24	5,672
33,276	Series 2325, Class PM, 7.000%, 06/15/31	36,309
182,119	Series 2344, Class ZD, 6.500%, 08/15/31	199,996
33,619	Series 2344, Class ZJ, 6.500%, 08/15/31	36,898
16,519	Series 2345, Class NE, 6.500%, 08/15/31	17,087
105,877	Series 2345, Class PQ, 6.500%, 08/15/16	108,826
38,264	Series 2355, Class BP, 6.000%, 09/15/16	40,531
120,488	Series 2359, Class ZB, 8.500%, 06/15/31	141,924
255,117	Series 2367, Class ME, 6.500%, 10/15/31	276,040
29,351	Series 2390, Class DO, PO, 12/15/31	26,058
59,129	Series 2391, Class QR, 5.500%, 12/15/16	62,528
53,272	Series 2394, Class MC, 6.000%, 12/15/16	56,605
43,995	Series 2410, Class OE, 6.375%, 02/15/32	48,130
49,093	Series 2410, Class QS, IF, 18.957%, 02/15/32	75,643
44,378	Series 2410, Class QX, IF, IO, 8.441%, 02/15/32	12,771
41,624	Series 2412, Class SP, IF, 15.682%, 02/15/32	58,138
91,116	Series 2423, Class MC, 7.000%, 03/15/32	107,109
156,190	Series 2423, Class MT, 7.000%, 03/15/32	174,353
227,841	Series 2435, Class CJ, 6.500%, 04/15/32	260,732

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
61,560	Series 2444, Class ES, IF, IO, 7.741%, 03/15/32	14,817
41,040	Series 2450, Class SW, IF, IO, 7.791%, 03/15/32	9,938
139,107	Series 2455, Class GK, 6.500%, 05/15/32	160,077
90,645	Series 2484, Class LZ, 6.500%, 07/15/32	104,231
458,108	Series 2500, Class MC, 6.000%, 09/15/32	508,531
27,556	Series 2503, Class BH, 5.500%, 09/15/17	29,474
15,096	Series 2515, Class DE, 4.000%, 03/15/32	15,219
234,036	Series 2527, Class BP, 5.000%, 11/15/17	249,498
137,425	Series 2535, Class BK, 5.500%, 12/15/22	152,123
4,266,438	Series 2543, Class YX, 6.000%, 12/15/32 (m)	4,821,450
300,846	Series 2544, Class HC, 6.000%, 12/15/32	340,446
500,000	Series 2575, Class ME, 6.000%, 02/15/33	567,174
1,983,548	Series 2578, Class PG, 5.000%, 02/15/18	2,119,951
40,878	Series 2586, Class WI, IO, 6.500%, 03/15/33	8,544
3,738	Series 2597, Class DS, IF, IO, 7.341%, 02/15/33	89
3,501	Series 2599, Class DS, IF, IO, 6.791%, 02/15/33	56
4,054	Series 2610, Class DS, IF, IO, 6.891%, 03/15/33	68
129,642	Series 2626, Class NS, IF, IO, 6.341%, 06/15/23	9,957
82,149	Series 2638, Class DS, IF, 8.391%, 07/15/23	92,563
192,442	Series 2647, Class A, 3.250%, 04/15/32	201,767
985,060	Series 2651, Class VZ, 4.500%, 07/15/18	1,041,708
1,937,911	Series 2656, Class BG, 5.000%, 10/15/32	2,050,550
318,118	Series 2682, Class LC, 4.500%, 07/15/32	329,247
32,161	Series 2755, Class SA, IF, 13.782%, 05/15/30	34,345
31,843	Series 2780, Class JG, 4.500%, 04/15/19	32,606
625,000	Series 2827, Class DG, 4.500%, 07/15/19	672,564

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
20,776	Series 2989, Class PO, PO, 06/15/23	20,163
300,000	Series 3047, Class OD, 5.500%, 10/15/35	367,201
315,740	Series 3085, Class VS, HB, IF, 27.884%, 12/15/35	514,102
97,200	Series 3117, Class EO, PO, 02/15/36	92,301
93,892	Series 3260, Class CS, IF, IO, 5.931%, 01/15/37	14,907
321,926	Series 3385, Class SN, IF, IO, 5.791%, 11/15/37	35,083
285,142	Series 3387, Class SA, IF, IO, 6.211%, 11/15/37	43,217
330,348	Series 3451, Class SA, IF, IO, 5.841%, 05/15/38	37,999
648,029	Series 3455, Class SE, IF, IO, 5.991%, 06/15/38	113,377
647,182	Series 3688, Class NI, IO, 5.000%, 04/15/32	78,253
249,335	Series 3759, Class HI, IO, 4.000%, 08/15/37	16,415
383,523	Series 3772, Class IO, IO, 3.500%, 09/15/24	22,448
	Federal Home Loan Mortgage Corp. STRIPS,
273,195	Series 233, Class 11, IO, 5.000%, 09/15/35	32,739
398,839	Series 239, Class S30, IF, IO, 7.491%, 08/15/36	50,634
494,349	Series 262, Class 35, 3.500%, 07/15/42	530,874
	Federal Home Loan Mortgage Corp. Structured Pass-Through Securities,
20,047	Series T-41, Class 3A, VAR, 6.801%, 07/25/32	22,898
127,421	Series T-54, Class 2A, 6.500%, 02/25/43	149,884
58,769	Series T-54, Class 3A, 7.000%, 02/25/43	69,854
237,547	Series T-56, Class APO, PO, 05/25/43	228,376
35,010	Series T-58, Class APO, PO, 09/25/43	32,732
	Federal National Mortgage Association REMIC Trust,
64,218	Series 1999-W1, Class PO, PO, 02/25/29	57,154
296,523	Series 1999-W4, Class A9, 6.250%, 02/25/29	337,431
555,032	Series 2002-W7, Class A4, 6.000%, 06/25/29	624,403
444,890	Series 2003-W1, Class 1A1, VAR, 6.176%, 12/25/42	540,563

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
58,406	Series 2003-W1, Class 2A, VAR, 6.947%, 12/25/42	70,922
	Federal National Mortgage Association REMIC,
8,360	Series 1988-16, Class B, 9.500%, 06/25/18	9,315
4,995	Series 1989-83, Class H, 8.500%, 11/25/19	5,656
1,164	Series 1990-1, Class D, 8.800%, 01/25/20	1,326
6,864	Series 1990-10, Class L, 8.500%, 02/25/20	7,794
864	Series 1990-93, Class G, 5.500%, 08/25/20	948
24	Series 1990-140, Class K, HB, 652.145%, 12/25/20	398
1,852	Series 1990-143, Class J, 8.750%, 12/25/20	2,171
22,322	Series 1992-101, Class J, 7.500%, 06/25/22	23,637
14,113	Series 1992-143, Class MA, 5.500%, 09/25/22	15,444
42,535	Series 1993-146, Class E, PO, 05/25/23	38,249
99,345	Series 1993-155, Class PJ, 7.000%, 09/25/23	115,567
3,114	Series 1993-165, Class SD, IF, 12.712%, 09/25/23	3,983
15,527	Series 1993-165, Class SK, IF, 12.500%, 09/25/23	20,365
138,662	Series 1993-203, Class PL, 6.500%, 10/25/23	156,418
13,464	Series 1993-205, Class H, PO, 09/25/23	12,297
775,589	Series 1993-223, Class PZ, 6.500%, 12/25/23	864,575
131,516	Series 1993-225, Class UB, 6.500%, 12/25/23	143,832
3,741	Series 1993-230, Class FA, VAR, 0.819%, 12/25/23	3,775
223,171	Series 1993-250, Class Z, 7.000%, 12/25/23	232,906
2,496	Series 1993-257, Class C, PO, 06/25/23	2,489
333,066	Series 1994-37, Class L, 6.500%, 03/25/24	383,262
2,807,086	Series 1994-72, Class K, 6.000%, 04/25/24	3,119,776
26,472	Series 1995-2, Class Z, 8.500%, 01/25/25	30,555
83,206	Series 1995-19, Class Z, 6.500%, 11/25/23	98,495

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
6,270	Series 1996-59, Class J, 6.500%, 08/25/22	6,946
205,058	Series 1997-20, Class IB, IO, VAR, 1.840%, 03/25/27	8,499
22,342	Series 1997-39, Class PD, 7.500%, 05/20/27	26,189
49,877	Series 1997-46, Class PL, 6.000%, 07/18/27	55,662
122,989	Series 1997-61, Class ZC, 7.000%, 02/25/23	139,650
28,310	Series 1998-36, Class ZB, 6.000%, 07/18/28	31,358
46,946	Series 1998-43, Class SA, IF, IO, 19.757%, 04/25/23	21,570
68,575	Series 1998-46, Class GZ, 6.500%, 08/18/28	78,293
137,466	Series 1998-58, Class PC, 6.500%, 10/25/28	157,103
300,957	Series 1999-39, Class JH, IO, 6.500%, 08/25/29	59,947
8,595	Series 2000-52, Class IO, IO, 8.500%, 01/25/31	1,724
113,269	Series 2001-4, Class PC, 7.000%, 03/25/21	123,673
96,193	Series 2001-30, Class PM, 7.000%, 07/25/31	112,692
394,788	Series 2001-33, Class ID, IO, 6.000%, 07/25/31	80,638
148,711	Series 2001-36, Class DE, 7.000%, 08/25/31	174,209
18,143	Series 2001-44, Class PD, 7.000%, 09/25/31	21,247
39,329	Series 2001-52, Class XN, 6.500%, 11/25/15	41,484
250,784	Series 2001-61, Class Z, 7.000%, 11/25/31	293,873
63,542	Series 2001-69, Class PG, 6.000%, 12/25/16	67,317
46,480	Series 2001-71, Class QE, 6.000%, 12/25/16	49,256
36,864	Series 2002-1, Class HC, 6.500%, 02/25/22	41,203
11,063	Series 2002-1, Class SA, HB, IF, 24.506%, 02/25/32	18,276
73,523	Series 2002-2, Class UC, 6.000%, 02/25/17	78,265
76,875	Series 2002-3, Class OG, 6.000%, 02/25/17	81,466

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	JPMORGAN INSURANCE TRUST	7

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
284,767	Series 2002-13, Class SJ, IF, IO, 1.600%, 03/25/32	16,600
253,704	Series 2002-15, Class PO, PO, 04/25/32	229,019
122,445	Series 2002-28, Class PK, 6.500%, 05/25/32	140,756
418,670	Series 2002-62, Class ZE, 5.500%, 11/25/17	447,530
261,906	Series 2002-68, Class SH, IF, IO, 7.791%, 10/18/32	58,376
29,168	Series 2002-77, Class S, IF, 14.099%, 12/25/32	37,914
873	Series 2002-91, Class UH, IO, 5.500%, 06/25/22	5
293,911	Series 2002-94, Class BK, 5.500%, 01/25/18	312,585
300,219	Series 2003-7, Class A1, 6.500%, 12/25/42	349,306
293,000	Series 2003-22, Class UD, 4.000%, 04/25/33	328,029
107,821	Series 2003-44, Class IU, IO, 7.000%, 06/25/33	19,339
100,000	Series 2003-47, Class PE, 5.750%, 06/25/33	112,445
22,491	Series 2003-64, Class SX, IF, 13.216%, 07/25/33	26,551
46,025	Series 2003-66, Class PA, 3.500%, 02/25/33	47,770
235,779	Series 2003-68, Class LC, 3.000%, 07/25/22	236,947
26,317	Series 2003-68, Class QP, 3.000%, 07/25/22	26,447
73,825	Series 2003-71, Class DS, IF, 7.182%, 08/25/33	77,905
205,306	Series 2003-71, Class IM, IO, 5.500%, 12/25/31	11,030
158,293	Series 2003-80, Class SY, IF, IO, 7.440%, 06/25/23	17,319
2,687,666	Series 2003-81, Class MC, 5.000%, 12/25/32	2,814,669
527,095	Series 2003-82, Class VB, 5.500%, 08/25/33	586,224
40,110	Series 2003-91, Class SD, IF, 12.150%, 09/25/33	50,204
310,960	Series 2003-116, Class SB, IF, IO, 7.390%, 11/25/33	71,701
1,965,763	Series 2003-128, Class DY, 4.500%, 01/25/24	2,129,530
32,431	Series 2003-130, Class SX, IF, 11.205%, 01/25/34	38,173

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
53,739	Series 2003-132, Class OA, PO, 08/25/33	51,078
1,539,882	Series 2004-2, Class OE, 5.000%, 05/25/23	1,624,261
146,276	Series 2004-4, Class QM, IF, 13.781%, 06/25/33	184,739
86,403	Series 2004-10, Class SC, HB, IF, 27.761%, 02/25/34	131,428
2,777	Series 2004-21, Class CO, PO, 04/25/34	2,772
4,675	Series 2004-22, Class A, 4.000%, 04/25/19	4,676
192,373	Series 2004-36, Class SA, IF, 18.948%, 05/25/34	265,034
136,073	Series 2004-46, Class SK, IF, 15.923%, 05/25/34	186,349
24,137	Series 2004-51, Class SY, IF, 13.821%, 07/25/34	32,234
106,153	Series 2004-61, Class SK, IF, 8.500%, 11/25/32	126,347
1,004,508	Series 2004-75, Class VK, 4.500%, 09/25/22	1,032,858
133,344	Series 2004-76, Class CL, 4.000%, 10/25/19	140,364
4,591	Series 2004-92, Class JO, PO, 12/25/34	4,515
284,188	Series 2005-45, Class DC, HB, IF, 23.541%, 06/25/35	464,631
72,952	Series 2005-52, Class PA, 6.500%, 06/25/35	78,929
601,002	Series 2005-68, Class BC, 5.250%, 06/25/35	664,283
353,249	Series 2005-84, Class XM, 5.750%, 10/25/35	397,312
700,000	Series 2005-110, Class MN, 5.500%, 06/25/35	774,250
108,746	Series 2006-22, Class AO, PO, 04/25/36	103,765
58,608	Series 2006-46, Class SW, HB, IF, 23.430%, 06/25/36	85,469
149,252	Series 2006-59, Class QO, PO, 01/25/33	145,051
186,180	Series 2006-110, Class PO, PO, 11/25/36	177,730
332,844	Series 2006-117, Class GS, IF, IO, 6.440%, 12/25/36	50,870
168,043	Series 2007-7, Class SG, IF, IO, 6.290%, 08/25/36	37,021
611,450	Series 2007-53, Class SH, IF, IO, 5.890%, 06/25/37	97,843
359,202	Series 2007-88, Class VI, IF, IO, 6.330%, 09/25/37	66,296
441,408	Series 2007-100, Class SM, IF, IO, 6.240%, 10/25/37	70,124

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
438,052	Series 2008-1, Class BI, IF, IO, 5.700%, 02/25/38	52,395
147,460	Series 2008-16, Class IS, IF, IO, 5.990%, 03/25/38	24,278
173,294	Series 2008-46, Class HI, IO, VAR, 4.287%, 06/25/38	10,855
162,595	Series 2008-53, Class CI, IF, IO, 6.990%, 07/25/38	27,103
410,183	Series 2009-112, Class ST, IF, IO, 6.040%, 01/25/40	50,952
224,097	Series 2010-35, Class SB, IF, IO, 6.210%, 04/25/40	30,397
3,034	Series G92-42, Class Z, 7.000%, 07/25/22	3,408
60,948	Series G92-44, Class ZQ, 8.000%, 07/25/22	67,826
33,219	Series G92-54, Class ZQ, 7.500%, 09/25/22	37,343
2,182	Series G92-59, Class F, VAR, 1.711%, 10/25/22	2,207
5,850	Series G92-61, Class Z, 7.000%, 10/25/22	6,853
13,200	Series G92-66, Class KA, 6.000%, 12/25/22	14,543
62,432	Series G92-66, Class KB, 7.000%, 12/25/22	70,746
17,527	Series G93-1, Class KA, 7.900%, 01/25/23	20,199
18,374	Series G93-17, Class SI, IF, 6.000%, 04/25/23	21,434
	Federal National Mortgage Association STRIPS,
25,515	Series 329, Class 1, PO, 01/01/33	24,289
125,488	Series 365, Class 8, IO, 5.500%, 05/01/36	17,130
67,201	Federal National Mortgage Association Trust, Series 2004-W2, Class 2A2, 7.000%, 02/25/44	79,212
	Government National Mortgage Association,
220,264	Series 1994-7, Class PQ, 6.500%, 10/16/24	258,207
124,686	Series 1998-22, Class PD, 6.500%, 09/20/28	135,558
64,021	Series 1998-26, Class K, 7.500%, 09/17/25	73,730
39,540	Series 1999-17, Class L, 6.000%, 05/20/29	42,929
46,524	Series 1999-41, Class Z, 8.000%, 11/16/29	54,579

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
34,897	Series 1999-44, Class PC, 7.500%, 12/20/29	40,571
43,793	Series 1999-44, Class ZG, 8.000%, 12/20/29	54,242
46,231	Series 2000-14, Class PD, 7.000%, 02/16/30	54,647
193,789	Series 2000-21, Class Z, 9.000%, 03/16/30	229,584
21,580	Series 2000-26, Class Z, 7.750%, 09/20/30	25,110
3,913	Series 2000-36, Class IK, IO, 9.000%, 11/16/30	934
682,544	Series 2000-36, Class PB, 7.500%, 11/16/30	791,475
28,583	Series 2001-4, Class SJ, IF, IO, 7.941%, 01/19/30	7,769
1,471,240	Series 2001-10, Class PE, 6.500%, 03/16/31 (m)	1,714,456
223,580	Series 2001-22, Class PS, HB, IF, 20.465%, 03/17/31	336,289
85,058	Series 2001-36, Class S, IF, IO, 7.841%, 08/16/31	24,098
139,040	Series 2001-53, Class SR, IF, IO, 7.939%, 10/20/31	12,868
109,949	Series 2001-64, Class MQ, 6.500%, 12/20/31	116,341
1,000,000	Series 2001-64, Class PB, 6.500%, 12/20/31	1,076,168
14,988	Series 2002-24, Class SB, IF, 11.612%, 04/16/32	21,094
68,206	Series 2002-54, Class GB, 6.500%, 08/20/32	78,563
17,653	Series 2003-4, Class NI, IO, 5.500%, 01/20/32	265
8,285	Series 2003-24, Class PO, PO, 03/16/33	7,661
660,113	Series 2003-59, Class XA, IO, VAR, 0.961%, 06/16/34	8,436
70,440	Series 2003-76, Class LS, IF, IO, 6.989%, 09/20/31	2,932
450,607	Series 2004-11, Class SW, IF, IO, 5.289%, 02/20/34	62,584
43,386	Series 2004-28, Class S, IF, 19.088%, 04/16/34	58,927
206,590	Series 2004-62, Class VA, 5.500%, 07/20/15	206,805
351,004	Series 2007-45, Class QA, IF, IO, 6.429%, 07/20/37	56,838
295,267	Series 2007-76, Class SA, IF, IO, 6.319%, 11/20/37	48,756

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	JPMORGAN INSURANCE TRUST	9

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
261,390	Series 2008-2, Class MS, IF, IO, 6.951%, 01/16/38	38,711
209,415	Series 2008-55, Class SA, IF, IO, 5.989%, 06/20/38	31,242
167,883	Series 2009-6, Class SA, IF, IO, 5.891%, 02/16/39	24,595
461,617	Series 2009-6, Class SH, IF, IO, 5.829%, 02/20/39	64,544
294,943	Series 2009-14, Class KI, IO, 6.500%, 03/20/39	47,180
202,787	Series 2009-14, Class NI, IO, 6.500%, 03/20/39	32,121
640,081	Series 2009-22, Class SA, IF, IO, 6.059%, 04/20/39	86,467
616,860	Series 2009-31, Class ST, IF, IO, 6.139%, 03/20/39	82,336
616,860	Series 2009-31, Class TS, IF, IO, 6.089%, 03/20/39	81,292
664,267	Series 2009-64, Class SN, IF, IO, 5.891%, 07/16/39	76,551
197,688	Series 2009-79, Class OK, PO, 11/16/37	186,987
328,670	Series 2009-102, Class SM, IF, IO, 6.191%, 06/16/39	38,158
854,464	Series 2009-106, Class ST, IF, IO, 5.789%, 02/20/38	124,690
287,064	Series 2010-130, Class CP, 7.000%, 10/16/40	338,814
637,989	Series 2011-75, Class SM, IF, IO, 6.389%, 05/20/41	121,722
742,356	NCUA Guaranteed Notes Trust, Series 2010-C1, Class APT, 2.650%, 10/29/20	783,523
	Vendee Mortgage Trust,
76,283	Series 1994-1, Class 1, VAR, 5.629%, 02/15/24	86,366
180,843	Series 1996-1, Class 1Z, 6.750%, 02/15/26	210,623
100,745	Series 1996-2, Class 1Z, 6.750%, 06/15/26	118,869
363,946	Series 1997-1, Class 2Z, 7.500%, 02/15/27	429,947
98,226	Series 1998-1, Class 2E, 7.000%, 03/15/28	117,373

		55,420,303

	Non-Agency CMO — 9.8%
741	Adjustable Rate Mortgage Trust, Series 2004-1, Class 9A2, VAR, 1.010%, 01/25/35	741

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — Continued
200,000	American General Mortgage Loan Trust, Series 2009-1, Class A7, VAR, 5.750%, 09/25/48 (e)	208,155
500,000	American Home Mortgage Investment Trust, Series 2005-3, Class 2A4, VAR, 2.135%, 09/25/35	260,880
	Banc of America Alternative Loan Trust,
102,502	Series 2003-9, Class 1CB2, 5.500%, 11/25/33	104,865
314,167	Series 2004-5, Class 3A3, PO, 06/25/34	257,539
60,483	Series 2004-6, Class 15PO, PO, 07/25/19	54,479
	Banc of America Funding Corp.,
65,357	Series 2004-1, Class PO, PO, 03/25/34	51,389
473,057	Series 2005-6, Class 2A7, 5.500%, 10/25/35	483,402
75,527	Series 2005-7, Class 30PO, PO, 11/25/35	59,189
266,826	Series 2005-E, Class 4A1, VAR, 2.668%, 03/20/35	263,231
	Banc of America Mortgage Trust,
23,219	Series 2003-8, Class APO, PO, 11/25/33	19,689
200,000	Series 2004-3, Class 1A26, 5.500%, 04/25/34	203,858
18,474	Series 2004-4, Class APO, PO, 05/25/34	15,994
493,282	Series 2004-5, Class 2A2, 5.500%, 06/25/34	509,318
195,828	Series 2004-6, Class 2A5, PO, 07/25/34	154,639
63,023	Series 2004-6, Class APO, PO, 07/25/34	58,523
201,125	Series 2004-7, Class 1A19, PO, 08/25/34	155,855
194,202	Series 2004-J, Class 3A1, VAR, 3.230%, 11/25/34	189,210
23,254	Series 2005-5, Class 1A26, IO, 5.500%, 06/25/35	—	(h)
	BCAP LLC Trust,
201,943	Series 2011-RR5, Class 11A3, VAR, 0.361%, 05/28/36 (e)	183,241
101,600	Series 2011-RR5, Class 14A3, VAR, 2.923%, 07/26/36 (e) (i)	98,730
	Bear Stearns ARM Trust,
86,750	Series 2003-7, Class 3A, VAR, 2.730%, 10/25/33	87,275
153,484	Series 2005-5, Class A1, VAR, 2.240%, 08/25/35	154,360
458,289	Series 2006-1, Class A1, VAR, 2.370%, 02/25/36	443,942
95,094	Citicorp Mortgage Securities, Inc., Series 2004-5, Class 2A5, 4.500%, 08/25/34	98,214

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
503,464	Citigroup Mortgage Loan Trust, Series 2010-8, Class 6A6, 4.500%, 12/25/36 (e)	526,619
	Citigroup Mortgage Loan Trust, Inc.,
13,307	Series 2003-UP3, Class A3, 7.000%, 09/25/33	13,809
36,518	Series 2003-UST1, Class A1, 5.500%, 12/25/18	38,160
10,341	Series 2003-UST1, Class PO1, PO, 12/25/18	9,395
7,165	Series 2003-UST1, Class PO3, PO, 12/25/18	6,575
120,625	Series 2005-1, Class 2A1A, VAR, 2.883%, 04/25/35	81,347
	Countrywide Alternative Loan Trust,
81,187	Series 2002-8, Class A4, 6.500%, 07/25/32	84,622
27,998	Series 2003-J1, Class PO, PO, 10/25/33	26,290
1,834,712	Series 2004-2CB, Class 1A9, 5.750%, 03/25/34	1,806,881
89,334	Series 2004-18CB, Class 2A4, 5.700%, 09/25/34	90,969
64,730	Series 2005-5R, Class A1, 5.250%, 12/25/18	65,190
751,080	Series 2005-20CB, Class 3A8, IF, IO, 4.540%, 07/25/35	87,631
1,057,594	Series 2005-28CB, Class 1A4, 5.500%, 08/25/35	999,542
537,794	Series 2005-54CB, Class 1A11, 5.500%, 11/25/35	468,967
1,046,921	Series 2005-22T1, Class A2, IF, IO, 4.860%, 06/25/35	164,520
1,043,919	Series 2005-J1, Class 1A4, IF, IO, 4.890%, 02/25/35	140,305
	Countrywide Home Loan Mortgage Pass-Through Trust,
199,790	Series 2003-26, Class 1A6, 3.500%, 08/25/33	199,580
33,304	Series 2003-J7, Class 4A3, IF, 9.502%, 08/25/18	35,055
101,196	Series 2004-7, Class 2A1, VAR, 2.992%, 06/25/34	99,531
58,305	Series 2004-HYB1, Class 2A, VAR, 2.920%, 05/20/34	57,206
83,802	Series 2004-HYB3, Class 2A, VAR, 2.828%, 06/20/34	80,041
126,713	Series 2004-J8, Class 1A2, 4.750%, 11/25/19	130,214
40,987	Series 2004-J8, Class POA, PO, 11/25/19	37,158

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — Continued
413,159	Series 2005-16, Class A23, 5.500%, 09/25/35	409,368
421,475	Series 2005-22, Class 2A1, VAR, 3.011%, 11/25/35	333,355
14,785	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-5, Class 5P, PO, 08/25/19	13,524
	CSMC,
243,250	Series 2010-11R, Class A6, VAR, 1.212%, 06/28/47 (e)	231,695
172,327	Series 2011-7R, Class A1, VAR, 1.459%, 08/28/47 (e)	170,748
269,203	Series 2011-9R, Class A1, VAR, 2.209%, 03/27/46 (e)	270,213
333,059	First Horizon Alternative Mortgage Securities, Series 2005-FA8, Class 1A19, 5.500%, 11/25/35	295,363
	First Horizon Mortgage Pass-Through Trust,
7,321	Series 2004-AR7, Class 2A1, VAR, 2.561%, 02/25/35	7,312
300,000	Series 2004-AR7, Class 2A2, VAR, 2.561%, 02/25/35	291,200
208,457	Series 2005-AR1, Class 2A2, VAR, 2.625%, 04/25/35	208,641
	GMAC Mortgage Corp. Loan Trust,
196,114	Series 2003-AR1, Class A4, VAR, 3.439%, 10/19/33	201,756
183,317	Series 2004-J5, Class A7, 6.500%, 01/25/35	189,442
650,000	Series 2005-AR3, Class 3A4, VAR, 3.559%, 06/19/35	637,329
	GSR Mortgage Loan Trust,
354,681	Series 2004-6F, Class 1A2, 5.000%, 05/25/34	356,582
534,728	Series 2004-6F, Class 3A4, 6.500%, 05/25/34	569,782
8,701	Series 2004-10F, Class 2A1, 5.000%, 08/25/19	8,717
78,741	Series 2004-13F, Class 3A3, 6.000%, 11/25/34	77,767
84,412	Impac Secured Assets Trust, Series 2006-1, Class 2A1, VAR, 0.560%, 05/25/36	83,368
1,679,127	Indymac Index Mortgage Loan Trust, Series 2005-AR11, Class A7, IO, VAR, 08/25/35	17
186,381	JP Morgan Mortgage Trust, Series 2006-A2, Class 5A3, VAR, 2.908%, 11/25/33	188,648
	MASTR Adjustable Rate Mortgages Trust,
117,258	Series 2004-13, Class 2A1, VAR, 2.670%, 04/21/34	119,813

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	JPMORGAN INSURANCE TRUST	11

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
80,808	Series 2004-13, Class 3A6, VAR, 2.630%, 11/21/34	80,989
	MASTR Alternative Loans Trust,
144,397	Series 2003-9, Class 8A1, 6.000%, 01/25/34	153,422
315,349	Series 2004-4, Class 10A1, 5.000%, 05/25/24	327,743
259,105	Series 2004-6, Class 7A1, 6.000%, 07/25/34	264,333
35,558	Series 2004-7, Class 30PO, PO, 08/25/34	26,770
198,026	Series 2004-8, Class 6A1, 5.500%, 09/25/19	208,369
170,653	Series 2004-10, Class 1A1, 4.500%, 09/25/19	174,628
	MASTR Asset Securitization Trust,
473,889	Series 2003-11, Class 9A6, 5.250%, 12/25/33	493,958
29,169	Series 2003-12, Class 15PO, PO, 12/25/18	26,021
66,946	Series 2004-6, Class 15PO, PO, 07/25/19	60,459
45,292	Series 2004-8, Class PO, PO, 08/25/19	41,470
139,485	Series 2004-10, Class 15PO, PO, 10/25/19	125,179
232,633	MASTR Resecuritization Trust, Series 2005-PO, Class 3PO, PO, 05/28/35 (e)	186,106
77,071	MortgageIT Trust, Series 2005-1, Class 1A1, VAR, 0.530%, 02/25/35	73,009
64,017	Nomura Asset Acceptance Corp., Series 2004-R2, Class A1, VAR, 6.500%, 10/25/34 (e)	64,624
501,451	PHH Alternative Mortgage Trust, Series 2007-2, Class 2X, IO, 6.000%, 05/25/37	102,587
	RALI Trust,
75,909	Series 2002-QS8, Class A5, 6.250%, 06/25/17	77,802
1,010,271	Series 2003-QR19, Class CB4, 5.750%, 10/25/33	1,044,203
21,798	Series 2003-QS3, Class A2, IF, 16.039%, 02/25/18	24,114
54,409	Series 2003-QS3, Class A8, IF, IO, 7.390%, 02/25/18	3,989
160,769	Series 2003-QS9, Class A3, IF, IO, 7.340%, 05/25/18	21,738
199,966	Series 2003-QS14, Class A1, 5.000%, 07/25/18	204,383
64,232	Series 2003-QS18, Class A1, 5.000%, 09/25/18	66,247
18,418	Residential Asset Securitization Trust, Series 2003-A14, Class A1, 4.750%, 02/25/19	18,964

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — Continued
168,722	RFMSI Trust, Series 2005-SA4, Class 1A1, VAR, 3.148%, 09/25/35	143,975
6,613	SACO I, Inc. (Bear Stearns), Series 1997-2, Class 1A5, 7.000%, 08/25/36 (e)	6,708
	Salomon Brothers Mortgage Securities VII, Inc.,
115,422	Series 2003-HYB1, Class A, VAR, 3.098%, 09/25/33	117,212
5,872	Series 2003-UP2, Class PO1, PO, 12/25/18	5,323
	Springleaf Mortgage Loan Trust,
73,603	Series 2011-1A, Class A1, VAR, 4.050%, 01/25/58 (e)	75,767
110,570	Series 2012-2A, Class A, VAR, 2.220%, 10/25/57 (e)	113,898
400,000	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 5A4, VAR, 4.890%, 06/25/34	402,406
	Structured Asset Securities Corp.,
60,340	Series 2003-8, Class 1A2, 5.000%, 04/25/18	61,577
156,795	Series 2003-33H, Class 1A1, 5.500%, 10/25/33	158,524
	WaMu Mortgage Pass-Through Certificates,
28,874	Series 2003-AR8, Class A, VAR, 2.460%, 08/25/33	29,668
140,003	Series 2003-AR9, Class 1A6, VAR, 2.435%, 09/25/33	142,732
72,678	Series 2003-S4, Class 3A, 5.500%, 06/25/33	75,506
20,884	Series 2003-S8, Class A4, 4.500%, 09/25/18	20,933
3,207	Series 2003-S11, Class 2A5, IF, 16.473%, 11/25/33	3,231
50,642	Series 2004-AR3, Class A2, VAR, 2.571%, 06/25/34	51,492
	Washington Mutual Alternative Mortgage Pass-Through Certificates,
1,771,137	Series 2005-2, Class 1A4, IF, IO, 4.840%, 04/25/35	310,732
541,459	Series 2005-2, Class 2A3, IF, IO, 4.790%, 04/25/35	78,075
469,143	Series 2005-3, Class CX, IO, 5.500%, 05/25/35	127,837
428,961	Series 2005-4, Class CB7, 5.500%, 06/25/35	409,795
35,771	Series 2005-4, Class DP, PO, 06/25/20	33,220
163,731	Series 2005-6, Class 2A4, 5.500%, 08/25/35	152,522

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
	Wells Fargo Mortgage-Backed Securities Trust,
14,946	Series 2003-11, Class 1APO, PO, 10/25/18	13,692
48,965	Series 2003-15, Class 1A1, 4.750%, 12/25/18	50,427
50,748	Series 2003-K, Class 1A1, VAR, 4.436%, 11/25/33	51,956
101,495	Series 2003-K, Class 1A2, VAR, 4.436%, 11/25/33	104,546
48,946	Series 2004-7, Class 2A2, 5.000%, 07/25/19	50,560
97,974	Series 2004-EE, Class 3A1, VAR, 3.053%, 12/25/34	101,471
266,006	Series 2004-P, Class 2A1, VAR, 2.615%, 09/25/34	268,615
152,394	Series 2005-AR8, Class 2A1, VAR, 2.736%, 06/25/35	155,317
105,262	Series 2005-AR16, Class 2A1, VAR, 2.695%, 02/25/34	103,865

		21,323,654

	Total Collateralized Mortgage Obligations (Cost $70,522,311)	76,743,957

Commercial Mortgage-Backed Securities — 2.0%
250,000	Banc of America Commercial Mortgage Trust, Series 2006-4, Class A4, 5.634%, 07/10/46	286,008
	Banc of America Merrill Lynch Commercial Mortgage, Inc.,
125,000	Series 2005-3, Class A4, 4.668%, 07/10/43	135,891
125,000	Series 2005-3, Class AM, 4.727%, 07/10/43	133,546
341,635	Series 2005-6, Class ASB, VAR, 5.190%, 09/10/47	351,933
100,000	BB-UBS Trust, Series 2012-TFT, Class A, 2.892%, 06/05/30 (e)	101,668
	Bear Stearns Commercial Mortgage Securities,
250,000	Series 2005-PWR8, Class A4, 4.674%, 06/11/41	270,949
108,500	Series 2005-PWR9, Class AAB, 4.804%, 09/11/42	112,990
360,000	Series 2006-PW11, Class A4, VAR, 5.452%, 03/11/39	406,186
12,058,329	CD Commercial Mortgage Trust, Series 2007-CD4, Class XC, IO, VAR, 0.142%, 12/11/49 (e)	92,777
100,000	Citigroup Commercial Mortgage Trust, Series 2005-C3, Class AM, VAR, 4.830%, 05/15/43	107,210

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

565,000	Commercial Mortgage Pass-Through Certificates, Series 2006-C1, Class A4, VAR, 5.409%, 02/15/39	637,488
100,000	GMAC Commercial Mortgage Securities, Inc., Series 2006-C1, Class A4, VAR, 5.238%, 11/10/45	110,243
200,000	GS Mortgage Securities Corp. II, Series 2004-GG2, Class A6, VAR, 5.396%, 08/10/38	211,336
100,000	JP Morgan Chase Commercial Mortgage Securities Corp., Series 2004-CB8, Class A4, 4.404%, 01/12/39	103,534
	LB-UBS Commercial Mortgage Trust,
107,000	Series 2004-C2, Class A4, 4.367%, 03/15/36	110,806
75,000	Series 2005-C1, Class A4, 4.742%, 02/15/30	80,176
152,852	Merrill Lynch Mortgage Trust, Series 2005-MCP1, Class ASB, VAR, 4.674%, 06/12/43	153,297
3,677,645	Morgan Stanley Capital I Trust, Series 2006-IQ12, Class X1, IO, VAR, 0.126%, 12/15/43 (e)	51,465
134,189	Morgan Stanley Re-REMIC Trust, Series 2011-IO, Class A, 2.500%, 03/23/51 (e)	135,464
369,104	TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class A3, VAR, 5.565%, 08/15/39	390,220
116,000	UBS-BAMLL Trust, Series 2012-WRM, Class A, 3.663%, 06/10/30 (e)	123,979
104,000	UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class A4, 3.525%, 05/10/63	112,664
116,000	Wachovia Bank Commercial Mortgage Trust, Series 2004-C11, Class A5, VAR, 5.215%, 01/15/41	122,004
110,000	WF-RBS Commercial Mortgage Trust, Series 2011-C3, Class A4, 4.375%, 03/15/44 (e)	126,487

	Total Commercial Mortgage-Backed Securities (Cost $4,154,907)	4,468,321

Corporate Bonds — 16.5%
	Consumer Discretionary — 1.2%
	Household Durables — 0.0% (g)
50,000	Newell Rubbermaid, Inc., 4.700%, 08/15/20	55,225

	Media — 1.1%
	CBS Corp.,
21,000	5.750%, 04/15/20	25,153

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	JPMORGAN INSURANCE TRUST	13

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Media — Continued
100,000	7.875%, 07/30/30	138,074
125,000	Comcast Cable Communications LLC, 7.125%, 06/15/13	128,676
75,000	Comcast Cable Holdings LLC, 10.125%, 04/15/22	109,546
	Comcast Corp.,
50,000	5.900%, 03/15/16	57,447
50,000	6.450%, 03/15/37	64,159
30,000	6.500%, 01/15/17	36,181
35,000	6.500%, 11/15/35	44,907
	Cox Communications, Inc.,
9,000	5.450%, 12/15/14	9,815
20,000	8.375%, 03/01/39 (e)	30,693
	DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.,
125,000	4.600%, 02/15/21	135,318
67,000	5.000%, 03/01/21	75,159
125,000	6.000%, 08/15/40	138,697
78,000	Discovery Communications LLC, 4.375%, 06/15/21	87,087
100,000	Historic TW, Inc., 9.150%, 02/01/23	147,672
75,000	NBCUniversal Media LLC, 5.950%, 04/01/41	91,952
	News America, Inc.,
50,000	6.650%, 11/15/37	64,610
50,000	7.250%, 05/18/18	62,946
150,000	7.300%, 04/30/28	189,892
84,000	Thomson Reuters Corp., (Canada), 3.950%, 09/30/21	91,810
	Time Warner Cable, Inc.,
50,000	6.550%, 05/01/37	61,861
50,000	6.750%, 07/01/18	62,459
50,000	7.300%, 07/01/38	66,434
70,000	8.250%, 02/14/14	75,828
	Time Warner Entertainment Co. LP,
50,000	8.375%, 03/15/23	70,669
25,000	8.375%, 07/15/33	36,487
	Time Warner, Inc.,
35,000	4.750%, 03/29/21	40,222
75,000	6.200%, 03/15/40	91,846
22,000	6.250%, 03/29/41	27,164
	Viacom, Inc.,
13,000	1.250%, 02/27/15	13,127
43,000	3.875%, 12/15/21	46,864
20,000	4.500%, 02/27/42	19,730

		2,342,485

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Multiline Retail — 0.0% (g)
9,000	Macy’s Retail Holdings, Inc., 5.125%, 01/15/42	9,725

	Specialty Retail — 0.1%
30,000	Gap, Inc. (The), 5.950%, 04/12/21	34,321
70,000	Home Depot, Inc. (The), 5.400%, 03/01/16	79,969
75,000	Lowe’s Cos., Inc., 7.110%, 05/15/37	101,269
35,000	Staples, Inc., 9.750%, 01/15/14	38,052

		253,611

	Total Consumer Discretionary	2,661,046

	Consumer Staples — 0.7%
	Beverages — 0.2%
125,000	Anheuser-Busch InBev Worldwide, Inc., 7.750%, 01/15/19	166,952
95,000	Diageo Capital plc, (United Kingdom), 5.750%, 10/23/17	114,453
20,000	Diageo Finance B.V., (Netherlands), 5.300%, 10/28/15	22,450
15,000	FBG Finance Ltd., (Australia), 5.125%, 06/15/15 (e)	16,455
40,000	SABMiller plc, (United Kingdom), 5.700%, 01/15/14 (e)	42,062

		362,372

	Food & Staples Retailing — 0.1%
	CVS Caremark Corp.,
60,000	5.750%, 05/15/41	74,703
30,000	6.125%, 09/15/39	38,393
	Kroger Co. (The),
18,000	5.400%, 07/15/40	19,952
25,000	7.500%, 04/01/31	32,442
70,000	Wal-Mart Stores, Inc., 6.500%, 08/15/37	98,434

		263,924

	Food Products — 0.3%
	Bunge Ltd. Finance Corp.,
50,000	5.875%, 05/15/13	50,887
55,000	8.500%, 06/15/19	70,768
27,000	Bunge N.A. Finance LP, 5.900%, 04/01/17	30,655
10,000	ConAgra Foods, Inc., 2.100%, 03/15/18	10,017
	Kellogg Co.,
13,000	1.750%, 05/17/17	13,211
22,000	3.125%, 05/17/22	23,056
50,000	4.250%, 03/06/13	50,331
	Kraft Foods Group, Inc.,
66,000	5.375%, 02/10/20 (e)	79,247
122,000	6.125%, 08/23/18 (e)	149,465

SEE NOTES TO FINANCIAL STATEMENTS.

14	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Food Products — Continued
100,000	6.875%, 01/26/39 (e)	134,636
	Mondelez International, Inc.,
61,000	5.375%, 02/10/20	73,643
43,000	6.125%, 02/01/18	52,321

		738,237

	Household Products — 0.1%
70,123	Procter & Gamble—ESOP, 9.360%, 01/01/21	92,114

	Total Consumer Staples	1,456,647

	Energy — 0.9%
	Energy Equipment & Services — 0.1%
5,000	Noble Holding International Ltd., (Cayman Islands), 3.950%, 03/15/22	5,261
	Transocean, Inc., (Cayman Islands),
18,000	6.375%, 12/15/21	21,876
75,000	6.500%, 11/15/20	90,834
14,000	7.350%, 12/15/41	18,597

		136,568

	Oil, Gas & Consumable Fuels — 0.8%
50,000	Apache Corp., 6.900%, 09/15/18	63,766
100,000	Canadian Natural Resources Ltd., (Canada), 5.900%, 02/01/18	120,423
	Cenovus Energy, Inc., (Canada),
13,000	3.000%, 08/15/22	13,277
31,000	4.450%, 09/15/42	32,231
	ConocoPhillips,
25,000	5.750%, 02/01/19	30,748
120,000	6.000%, 01/15/20	152,284
	Devon Energy Corp.,
47,000	3.250%, 05/15/22	49,054
21,000	4.750%, 05/15/42	22,466
15,000	EOG Resources, Inc., 2.625%, 03/15/23	15,105
50,000	Kerr-McGee Corp., 7.875%, 09/15/31	66,416
150,000	Marathon Oil Corp., 6.000%, 10/01/17	180,293
45,000	Petrobras International Finance Co.—Pifco, (Cayman Islands), 5.375%, 01/27/21	50,662
60,000	Petro-Canada, (Canada), 6.800%, 05/15/38	81,827
	Shell International Finance B.V., (Netherlands),
42,000	1.125%, 08/21/17	42,197
60,000	6.375%, 12/15/38	84,298
	Spectra Energy Capital LLC,
45,000	7.500%, 09/15/38	62,374

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — Continued
50,000	8.000%, 10/01/19	66,034
50,000	Statoil ASA, (Norway), 3.125%, 08/17/17	54,418
45,000	Suncor Energy, Inc., (Canada), 6.850%, 06/01/39	62,169
	Talisman Energy, Inc., (Canada),
45,000	5.500%, 05/15/42	49,597
15,000	5.850%, 02/01/37	16,877
40,000	7.750%, 06/01/19	51,556
28,000	Total Capital International S.A., (France), 1.550%, 06/28/17	28,432
150,000	Total Capital S.A., (France), 2.300%, 03/15/16	155,850
	TransCanada PipeLines Ltd., (Canada),
50,000	4.000%, 06/15/13	50,806
50,000	6.500%, 08/15/18	62,969
50,000	7.125%, 01/15/19	63,692

		1,729,821

	Total Energy	1,866,389

	Financials — 8.8%
	Capital Markets — 2.1%
	Bank of New York Mellon Corp. (The),
75,000	2.950%, 06/18/15	79,104
55,000	4.600%, 01/15/20	62,879
	BlackRock, Inc.,
80,000	3.500%, 12/10/14	84,489
130,000	5.000%, 12/10/19	155,549
65,000	6.250%, 09/15/17	79,436
100,000	Blackstone Holdings Finance Co. LLC, 5.875%, 03/15/21 (e)	112,798
50,000	Credit Suisse USA, Inc., 4.875%, 01/15/15	53,889
	Goldman Sachs Group, Inc. (The),
75,000	3.625%, 02/07/16	79,389
20,000	3.700%, 08/01/15	21,108
375,000	4.750%, 07/15/13	382,864
150,000	5.150%, 01/15/14	156,436
23,000	5.250%, 07/27/21	26,219
156,000	5.375%, 03/15/20	178,781
100,000	5.500%, 11/15/14	107,814
150,000	5.950%, 01/18/18	174,554
75,000	5.950%, 01/15/27	81,207
100,000	6.250%, 09/01/17	117,962
80,000	6.750%, 10/01/37	90,666
125,000	7.500%, 02/15/19	157,282
	Jefferies Group, Inc.,
55,000	3.875%, 11/09/15	56,788

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	JPMORGAN INSURANCE TRUST	15

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Capital Markets — Continued
110,000	6.450%, 06/08/27	117,150
100,000	8.500%, 07/15/19	119,500
223,000	Macquarie Bank Ltd., (Australia), 5.000%, 02/22/17 (e)	243,895
50,000	Macquarie Group Ltd., (Australia), 7.300%, 08/01/14 (e)	53,936
	Merrill Lynch & Co., Inc.,
120,000	5.450%, 07/15/14	127,156
274,000	6.150%, 04/25/13	278,398
135,000	6.400%, 08/28/17	158,538
90,000	6.875%, 04/25/18	108,491
	Morgan Stanley,
100,000	4.200%, 11/20/14	104,339
100,000	4.750%, 04/01/14	103,547
300,000	5.300%, 03/01/13	302,238
35,000	5.500%, 07/28/21	39,738
200,000	5.625%, 09/23/19	226,196
130,000	6.250%, 08/28/17	148,792
136,000	Nomura Holdings, Inc., (Japan), 6.700%, 03/04/20	158,719

		4,549,847

	Commercial Banks — 2.2%
	Bank of Nova Scotia, (Canada),
100,000	2.550%, 01/12/17	105,224
82,000	3.400%, 01/22/15	86,451
	Barclays Bank plc, (United Kingdom),
106,000	2.750%, 02/23/15	109,798
100,000	5.200%, 07/10/14	106,402
150,000	6.050%, 12/04/17 (e)	165,958
	BB&T Corp.,
50,000	3.375%, 09/25/13	51,040
100,000	3.950%, 04/29/16	109,045
50,000	4.900%, 06/30/17	56,507
50,000	5.700%, 04/30/14	53,290
75,000	Branch Banking & Trust Co., 4.875%, 01/15/13	75,120
150,000	Credit Suisse, (Switzerland), 5.500%, 05/01/14	159,599
350,000	Glitnir Banki HF, (Iceland), 0.000%, 10/15/08 (d) (e) (i)	95,375
	HSBC Bank plc, (United Kingdom),
100,000	3.500%, 06/28/15 (e)	106,070
111,000	4.125%, 08/12/20 (e)	123,539
100,000	KeyCorp, 6.500%, 05/14/13	102,146

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Commercial Banks — Continued
	National Australia Bank Ltd., (Australia),
200,000	2.750%, 09/28/15 (e)	208,919
100,000	3.750%, 03/02/15 (e)	105,913
100,000	Nordea Bank AB, (Sweden), 1.750%, 10/04/13 (e)	100,939
	PNC Funding Corp.,
150,000	5.125%, 02/08/20	178,399
25,000	5.250%, 11/15/15	27,934
25,000	5.625%, 02/01/17	28,864
25,000	6.700%, 06/10/19	31,896
200,000	Rabobank Nederland N.V., (Netherlands), 3.200%, 03/11/15 (e)	209,676
72,000	Toronto-Dominion Bank (The), (Canada), 2.500%, 07/14/16	75,748
	U.S. Bancorp,
90,000	2.450%, 07/27/15	94,067
100,000	7.500%, 06/01/26	133,051
	UBS AG, (Switzerland),
250,000	3.875%, 01/15/15	264,166
100,000	5.750%, 04/25/18	118,714
	Wachovia Bank N.A.,
250,000	6.000%, 11/15/17	299,794
250,000	6.600%, 01/15/38	343,155
250,000	VAR, 0.638%, 03/15/16	246,331
	Wachovia Corp.,
250,000	5.500%, 05/01/13	254,156
50,000	5.750%, 02/01/18	59,902
200,000	Wells Fargo & Co., SUB, 3.676%, 06/15/16	216,221
	Westpac Banking Corp., (Australia),
65,000	4.200%, 02/27/15	69,729
121,000	4.875%, 11/19/19	141,165

		4,714,303

	Consumer Finance — 1.0%
50,000	American Express Co., 7.000%, 03/19/18	63,172
50,000	American Express Credit Corp., 7.300%, 08/20/13	52,148
	Capital One Financial Corp.,
100,000	6.750%, 09/15/17	122,128
185,000	7.375%, 05/23/14	201,248
	Caterpillar Financial Services Corp.,
80,000	5.450%, 04/15/18	95,560
100,000	6.200%, 09/30/13	104,317
100,000	7.050%, 10/01/18	128,677
50,000	7.150%, 02/15/19	65,103

SEE NOTES TO FINANCIAL STATEMENTS.

16	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Consumer Finance — Continued
200,000	Ford Motor Credit Co. LLC, 3.984%, 06/15/16	212,365
	HSBC Finance Corp.,
13,000	4.750%, 07/15/13	13,271
150,000	5.000%, 06/30/15	162,597
150,000	5.250%, 01/15/14	156,376
50,000	7.350%, 11/27/32	59,914
100,000	VAR, 0.590%, 01/15/14	99,695
100,000	HSBC USA, Inc., 1.625%, 01/16/18	100,091
	John Deere Capital Corp.,
39,000	1.200%, 10/10/17	39,061
42,000	3.150%, 10/15/21	44,289
20,000	4.500%, 04/03/13	20,211
100,000	SLM Corp., 5.375%, 01/15/13	100,082
	Toyota Motor Credit Corp.,
80,000	1.000%, 02/17/15	80,537
100,000	2.000%, 09/15/16	103,675
87,000	3.200%, 06/17/15	92,255

		2,116,772

	Diversified Financial Services — 1.9%
	Bank of America Corp.,
295,000	5.650%, 05/01/18	343,216
245,000	5.750%, 12/01/17	285,571
50,000	6.500%, 08/01/16	57,738
200,000	7.375%, 05/15/14	216,569
25,000	7.625%, 06/01/19	31,989
150,000	BP Capital Markets plc, (United Kingdom), 4.742%, 03/11/21	175,655
	Citigroup, Inc.,
60,000	2.250%, 08/07/15	61,448
22,000	4.500%, 01/14/22	24,545
150,000	4.700%, 05/29/15	161,552
62,000	4.750%, 05/19/15	66,838
300,000	5.000%, 09/15/14	315,626
36,000	5.375%, 08/09/20	42,424
5,000	6.000%, 08/15/17	5,891
150,000	6.010%, 01/15/15	163,907
55,000	6.500%, 08/19/13	56,903
100,000	8.125%, 07/15/39	149,712
45,000	8.500%, 05/22/19	60,509
	CME Group, Inc.,
30,000	5.400%, 08/01/13	30,855
70,000	5.750%, 02/15/14	73,924
75,000	ConocoPhillips Canada Funding Co. I, (Canada), 5.625%, 10/15/16	87,949

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Diversified Financial Services — Continued
	ERAC USA Finance LLC,
45,000	4.500%, 08/16/21 (e)	49,035
12,000	5.625%, 03/15/42 (e)	13,295
	General Electric Capital Corp.,
200,000	4.750%, 09/15/14	213,518
190,000	5.500%, 01/08/20	224,905
400,000	5.625%, 05/01/18	475,014
100,000	5.875%, 01/14/38	120,625
115,000	5.900%, 05/13/14	123,247
200,000	6.750%, 03/15/32	259,747
125,000	GTP Acquisition Partners I LLC, 4.347%, 06/15/16 (e)	132,470
100,000	MassMutual Global Funding II, 3.125%, 04/14/16 (e)	106,027
50,000	National Rural Utilities Cooperative Finance Corp., 10.375%, 11/01/18	73,911

		4,204,615

	Insurance — 1.1%
35,000	ACE INA Holdings, Inc., 5.600%, 05/15/15	38,851
	Aflac, Inc.,
25,000	6.450%, 08/15/40	31,617
20,000	8.500%, 05/15/19	27,239
60,000	Allstate Life Global Funding Trusts, 5.375%, 04/30/13	60,993
130,000	American International Group, Inc., 4.250%, 05/15/13	131,579
	Aon Corp.,
40,000	3.125%, 05/27/16	42,111
23,000	3.500%, 09/30/15	24,224
18,000	6.250%, 09/30/40	23,394
300,000	ASIF Global Financing XIX, 4.900%, 01/17/13 (e)	300,466
	Berkshire Hathaway Finance Corp.,
33,000	2.450%, 12/15/15	34,692
50,000	5.400%, 05/15/18	60,144
100,000	5.750%, 01/15/40	122,419
75,000	CNA Financial Corp., 5.875%, 08/15/20	88,485
25,000	Liberty Mutual Group, Inc., 4.950%, 05/01/22 (e)	27,247
20,000	Lincoln National Corp., 4.850%, 06/24/21	22,439
	Metropolitan Life Global Funding I,
100,000	1.700%, 06/29/15 (e)	102,079
220,000	2.500%, 01/11/13 (e)	220,127
175,000	3.650%, 06/14/18 (e)	191,573
100,000	5.200%, 09/18/13 (e)	103,114

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	JPMORGAN INSURANCE TRUST	17

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Insurance — Continued
75,000	Nationwide Mutual Insurance Co., 9.375%, 08/15/39 (e)	105,531
250,000	New York Life Global Funding, 5.375%, 09/15/13 (e)	258,220
100,000	Pacific Life Global Funding, 5.000%, 05/15/17 (e)	106,329
	Principal Life Income Funding Trusts,
35,000	5.100%, 04/15/14	36,959
80,000	5.300%, 04/24/13	81,144
150,000	Prudential Insurance Co. of America (The), 8.300%, 07/01/25 (e)	208,492
25,000	Travelers Cos., Inc. (The), 5.800%, 05/15/18	30,284

		2,479,752

	Real Estate Investment Trusts (REITs) — 0.3%
	CommonWealth REIT,
75,000	5.875%, 09/15/20	79,657
100,000	6.650%, 01/15/18	112,079
92,000	HCP, Inc., 5.375%, 02/01/21	104,766
	Simon Property Group LP,
8,000	4.200%, 02/01/15	8,484
20,000	4.375%, 03/01/21	22,491
50,000	5.625%, 08/15/14	53,866
50,000	5.650%, 02/01/20	60,001
45,000	6.100%, 05/01/16	51,910
30,000	6.750%, 05/15/14	32,000
102,000	WEA Finance LLC/WT Finance Ltd., 6.750%, 09/02/19 (e)	126,361

		651,615

	Thrifts & Mortgage Finance — 0.2%
75,000	Countrywide Financial Corp., 6.250%, 05/15/16	82,328
250,000	Stadshypotek AB, (Sweden), 1.450%, 09/30/13 (e)	251,850

		334,178

	Total Financials	19,051,082

	Health Care — 0.3%
	Biotechnology — 0.1%
	Amgen, Inc.,
25,000	4.500%, 03/15/20	28,441
100,000	5.150%, 11/15/41	112,536
40,000	5.700%, 02/01/19	48,363
82,000	5.750%, 03/15/40	99,839
49,000	Celgene Corp., 3.250%, 08/15/22	49,950

		339,129

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Health Care Equipment & Supplies — 0.0% (g)
10,000	Baxter International, Inc., 4.000%, 03/01/14	10,387

	Health Care Providers & Services — 0.1%
30,000	Medco Health Solutions, Inc., 2.750%, 09/15/15	31,271
50,000	UnitedHealth Group, Inc., 6.625%, 11/15/37	66,127
	WellPoint, Inc.,
18,000	3.300%, 01/15/23	18,468
18,000	4.650%, 01/15/43	18,758
13,000	5.875%, 06/15/17	15,430
9,000	7.000%, 02/15/19	11,199

		161,253

	Pharmaceuticals — 0.1%
	AbbVie, Inc.,
45,000	1.750%, 11/06/17 (e)	45,490
22,000	2.900%, 11/06/22 (e)	22,404
35,000	AstraZeneca plc, (United Kingdom), 5.400%, 06/01/14	37,401
50,000	GlaxoSmithKline Capital, Inc., 4.375%, 04/15/14	52,475
80,000	Novartis Capital Corp., 4.125%, 02/10/14	83,202

		240,972

	Total Health Care	751,741

	Industrials — 0.9%
	Aerospace & Defense — 0.1%
51,000	BAE Systems plc, (United Kingdom), 5.800%, 10/11/41 (e)	61,597
	Lockheed Martin Corp.,
33,000	2.125%, 09/15/16	34,191
30,000	4.850%, 09/15/41	33,105
100,000	United Technologies Corp., 6.125%, 02/01/19	124,622

		253,515

	Airlines — 0.1%
30,313	American Airlines 2011-1 Class A Pass-Through Trust, 5.250%, 01/31/21	31,498
32,905	American Airlines 2011-2 Class A Pass-Through Trust, 8.625%, 10/15/21	34,139
47,813	Delta Air Lines 2010-2 Class A Pass-Through Trust, 4.950%, 05/23/19	52,116

		117,753

	Commercial Services & Supplies — 0.1%
	ADT Corp. (The),
35,000	3.500%, 07/15/22 (e)	34,041

SEE NOTES TO FINANCIAL STATEMENTS.

18	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Commercial Services & Supplies — Continued
28,000	4.875%, 07/15/42 (e)	26,577
	Pitney Bowes, Inc.,
75,000	4.875%, 08/15/14	79,285
80,000	5.000%, 03/15/15	84,075
21,000	Republic Services, Inc., 3.550%, 06/01/22	21,895
43,000	Waste Management, Inc., 4.750%, 06/30/20	49,112

		294,985

	Construction & Engineering — 0.0% (g)
23,000	ABB Finance USA, Inc., 2.875%, 05/08/22	23,548
44,000	Fluor Corp., 3.375%, 09/15/21	46,653

		70,201

	Industrial Conglomerates — 0.2%
44,000	Danaher Corp., 3.900%, 06/23/21	49,507
	General Electric Co.,
250,000	5.000%, 02/01/13	250,945
65,000	5.250%, 12/06/17	76,645
22,000	Koninklijke Philips Electronics N.V., (Netherlands), 5.750%, 03/11/18	26,506

		403,603

	Machinery — 0.1%
80,000	Illinois Tool Works, Inc., 3.900%, 09/01/42	82,200
25,000	Parker Hannifin Corp., 5.500%, 05/15/18	29,972

		112,172

	Road & Rail — 0.3%
	Burlington Northern Santa Fe LLC,
25,000	3.600%, 09/01/20	27,076
25,000	4.375%, 09/01/42	26,276
75,000	5.400%, 06/01/41	88,813
100,000	5.650%, 05/01/17	117,711
85,000	5.750%, 05/01/40	104,790
	CSX Corp.,
33,000	4.250%, 06/01/21	37,100
50,000	5.500%, 04/15/41	59,909
25,000	7.375%, 02/01/19	31,790
	Norfolk Southern Corp.,
70,000	3.950%, 10/01/42	69,341
78,000	6.000%, 05/23/11 †	94,708
35,000	Ryder System, Inc., 3.600%, 03/01/16	36,744
35,000	United Parcel Service of America, Inc., 8.375%, 04/01/20	47,999

		742,257

	Total Industrials	1,994,486

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Information Technology — 0.8%
	Communications Equipment — 0.1%
	Cisco Systems, Inc.,
80,000	5.500%, 02/22/16	91,444
75,000	5.900%, 02/15/39	97,609

		189,053

	Computers & Peripherals — 0.2%
25,000	Dell, Inc., 7.100%, 04/15/28	30,100
	Hewlett-Packard Co.,
83,000	2.600%, 09/15/17	80,855
50,000	4.300%, 06/01/21	49,525
39,000	4.650%, 12/09/21	39,152
75,000	4.750%, 06/02/14	78,180
200,000	6.000%, 09/15/41	197,979

		475,791

	Electronic Equipment, Instruments & Components — 0.1%
	Arrow Electronics, Inc.,
25,000	3.375%, 11/01/15	25,939
25,000	6.000%, 04/01/20	28,291
70,000	6.875%, 07/01/13	71,970

		126,200

	IT Services — 0.1%
50,000	HP Enterprise Services LLC, 7.450%, 10/15/29	58,627
	International Business Machines Corp.,
169,000	4.000%, 06/20/42	178,864
50,000	6.220%, 08/01/27	67,648

		305,139

	Office Electronics — 0.0% (g)
	Xerox Corp.,
17,000	4.500%, 05/15/21	18,000
35,000	5.625%, 12/15/19	39,104
50,000	6.750%, 02/01/17	58,155

		115,259

	Semiconductors & Semiconductor Equipment — 0.1%
110,000	National Semiconductor Corp., 6.600%, 06/15/17	135,847

	Software — 0.2%
75,000	Microsoft Corp., 1.625%, 09/25/15	77,178
	Oracle Corp.,
50,000	5.250%, 01/15/16	56,580
50,000	5.750%, 04/15/18	60,850

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	JPMORGAN INSURANCE TRUST	19

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Software — Continued
100,000	6.500%, 04/15/38	139,052

		333,660

	Total Information Technology	1,680,949

	Materials — 0.4%
	Chemicals — 0.3%
30,000	Dow Chemical Co. (The), 7.375%, 11/01/29	39,744
	E.I. du Pont de Nemours & Co.,
58,000	1.950%, 01/15/16	59,807
25,000	4.900%, 01/15/41	29,650
	Mosaic Co. (The),
24,000	3.750%, 11/15/21	25,496
8,000	4.875%, 11/15/41	8,653
50,000	Potash Corp. of Saskatchewan, Inc., (Canada), 4.875%, 03/01/13	50,356
	PPG Industries, Inc.,
14,000	5.500%, 11/15/40	16,274
50,000	9.000%, 05/01/21	69,074
90,000	Praxair, Inc., 5.250%, 11/15/14	97,825
	Union Carbide Corp.,
100,000	7.500%, 06/01/25	124,531
80,000	7.750%, 10/01/96	95,679

		617,089

	Construction Materials — 0.0% (g)
18,000	CRH America, Inc., 6.000%, 09/30/16	20,225

	Metals & Mining — 0.1%
	BHP Billiton Finance USA Ltd., (Australia),
40,000	5.400%, 03/29/17	46,893
80,000	6.500%, 04/01/19	102,024
	Rio Tinto Finance USA Ltd., (Australia),
12,000	3.500%, 11/02/20	12,720
60,000	8.950%, 05/01/14	66,344
29,000	Rio Tinto Finance USA plc, (United Kingdom), 1.625%, 08/21/17	29,362

		257,343

	Total Materials	894,657

	Telecommunication Services — 1.3%
	Diversified Telecommunication Services — 1.2%
	AT&T, Inc.,
10,000	4.300%, 12/15/42 (e)	10,044
205,000	5.350%, 09/01/40	238,732
100,000	5.500%, 02/01/18	119,129
70,000	5.600%, 05/15/18	84,439

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Diversified Telecommunication Services — Continued
70,000	5.800%, 02/15/19	85,893
45,000	6.300%, 01/15/38	57,700
145,000	BellSouth Corp., 5.200%, 09/15/14	155,747
143,334	BellSouth Telecommunications, Inc., 6.300%, 12/15/15	151,575
50,000	Centel Capital Corp., 9.000%, 10/15/19	59,491
	CenturyLink, Inc.,
90,000	6.450%, 06/15/21	99,450
60,000	7.600%, 09/15/39	62,280
70,000	Deutsche Telekom International Finance B.V., (Netherlands), 8.750%, 06/15/30	104,877
35,000	France Telecom S.A., (France), 2.750%, 09/14/16	36,740
200,000	GTE Corp., 6.840%, 04/15/18	250,394
	Telecom Italia Capital S.A., (Luxembourg),
50,000	4.950%, 09/30/14	52,200
130,000	5.250%, 11/15/13	133,575
	Telefonica Emisiones S.A.U., (Spain),
19,000	5.462%, 02/16/21	20,259
100,000	5.855%, 02/04/13	100,290
25,000	5.877%, 07/15/19	27,312
90,000	Verizon Communications, Inc., 6.400%, 02/15/38	121,848
200,000	Verizon Global Funding Corp., 7.750%, 12/01/30	292,818
150,000	Verizon Maryland, Inc., 7.150%, 05/01/23	152,493
100,000	Verizon Pennsylvania, Inc., 8.350%, 12/15/30	136,841

		2,554,127

	Wireless Telecommunication Services — 0.1%
40,000	Crown Castle Towers LLC, 3.214%, 08/15/15 (e)	41,705
	Rogers Communications, Inc., (Canada),
70,000	6.375%, 03/01/14	74,576
50,000	6.800%, 08/15/18	63,248
	Vodafone Group plc, (United Kingdom),
50,000	1.625%, 03/20/17	50,734
50,000	5.000%, 09/15/15	55,468

		285,731

	Total Telecommunication Services	2,839,858

	Utilities — 1.2%
	Electric Utilities — 0.8%
62,000	Alabama Power Co., 6.125%, 05/15/38	81,988
9,000	Arizona Public Service Co., 4.500%, 04/01/42	9,571

SEE NOTES TO FINANCIAL STATEMENTS.

20	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Electric Utilities — Continued
	Carolina Power & Light Co.,
100,000	5.125%, 09/15/13	103,322
25,000	5.300%, 01/15/19	30,067
	Duke Energy Carolinas LLC,
39,000	4.300%, 06/15/20	44,467
75,000	5.100%, 04/15/18	89,649
60,000	Duke Energy Indiana, Inc., 6.350%, 08/15/38	79,276
	Florida Power & Light Co.,
55,000	5.950%, 10/01/33	71,638
30,000	5.950%, 02/01/38	39,933
25,000	Georgia Power Co., 5.950%, 02/01/39	31,920
18,000	Great Plains Energy, Inc., 4.850%, 06/01/21	19,831
50,000	Kansas City Power & Light Co., 5.300%, 10/01/41	57,530
40,000	Niagara Mohawk Power Corp., 4.881%, 08/15/19 (e)	46,714
25,000	Northern States Power Co., 6.250%, 06/01/36	34,566
40,000	Ohio Power Co., 6.050%, 05/01/18	47,999
	Oncor Electric Delivery Co. LLC,
30,000	6.800%, 09/01/18	37,205
25,000	7.000%, 09/01/22	31,775
	Pacific Gas & Electric Co.,
24,000	4.500%, 12/15/41	25,728
75,000	5.625%, 11/30/17	90,550
75,000	Potomac Electric Power Co., 6.500%, 11/15/37	107,018
35,000	Progress Energy, Inc., 4.400%, 01/15/21	39,014
18,000	Public Service Co. of Colorado, 3.200%, 11/15/20	19,639
175,000	Public Service Co. of Oklahoma, 6.625%, 11/15/37	226,418
	Public Service Electric & Gas Co.,
28,000	5.375%, 11/01/39	35,135
25,000	6.330%, 11/01/13	26,194
50,000	Southwestern Public Service Co., 8.750%, 12/01/18	67,840
	Virginia Electric and Power Co.,
50,000	5.400%, 04/30/18	60,410
70,000	5.950%, 09/15/17	85,522
70,000	6.350%, 11/30/37	96,696
20,000	Xcel Energy, Inc., 6.500%, 07/01/36	26,849

		1,764,464

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Gas Utilities — 0.2%
	AGL Capital Corp.,
37,000	3.500%, 09/15/21	40,049
30,000	4.450%, 04/15/13	30,330
96,000	5.875%, 03/15/41	125,404
22,000	Boston Gas Co., 4.487%, 02/15/42 (e)	23,269
25,000	CenterPoint Energy Resources Corp., 6.125%, 11/01/17	30,021
100,000	NGPL PipeCo LLC, 7.119%, 12/15/17 (e)	109,000

		358,073

	Independent Power Producers & Energy Traders — 0.1%
	Exelon Generation Co. LLC,
78,000	4.000%, 10/01/20	81,996
29,000	5.750%, 10/01/41	32,181
37,000	PSEG Power LLC, 5.125%, 04/15/20	42,641

		156,818

	Multi-Utilities — 0.1%
38,000	Consolidated Edison Co. of New York, Inc., 5.700%, 06/15/40	48,524
	Sempra Energy,
100,000	6.500%, 06/01/16	117,235
40,000	8.900%, 11/15/13	42,786

		208,545

	Water Utilities — 0.0% (g)
100,000	American Water Capital Corp., 6.085%, 10/15/17	119,521

	Total Utilities	2,607,421

	Total Corporate Bonds (Cost $32,443,331)	35,804,276

Foreign Government Securities — 0.2%
	Province of Ontario, (Canada),
75,000	2.700%, 06/16/15	78,959
200,000	2.950%, 02/05/15	210,210
100,000	United Mexican States, (Mexico), 6.625%, 03/03/15	111,500

	Total Foreign Government Securities (Cost $375,593)	400,669

Mortgage Pass-Through Securities — 6.3%
	Federal Home Loan Mortgage Corp.,
86,928	ARM, 2.171%, 01/01/27	92,557
24,779	ARM, 2.310%, 04/01/30	26,477
124,861	ARM, 2.671%, 03/01/35	132,417
149,965	ARM, 2.867%, 04/01/34	159,542
42,963	ARM, 6.003%, 01/01/37	46,246

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	JPMORGAN INSURANCE TRUST	21

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Mortgage Pass-Through Securities — Continued
	Federal Home Loan Mortgage Corp. Gold Pools, 15 Year, Single Family,
32,739	4.500%, 08/01/18	35,694
26,083	5.000%, 12/01/13 - 04/01/14	27,068
5,233	5.500%, 03/01/14	5,589
2,266	6.000%, 04/01/14	2,291
155,538	6.500%, 06/01/14 - 02/01/19	166,683
3,547	7.000%, 01/01/17	3,547
1,402	8.500%, 11/01/15	1,407
	Federal Home Loan Mortgage Corp. Gold Pools, 20 Year, Single Family,
36,466	6.000%, 12/01/22	39,638
72,896	6.500%, 11/01/22	81,277
	Federal Home Loan Mortgage Corp. Gold Pools, 30 Year, Single Family,
132,837	5.500%, 10/01/33	147,668
301,705	6.000%, 04/01/26 - 02/01/39	329,291
366,875	6.500%, 11/01/25 - 11/01/34	418,393
104,514	7.000%, 04/01/35	123,193
6,971	8.500%, 07/01/28	8,552
	Federal Home Loan Mortgage Corp. Gold Pools, Other,
986,274	3.500%, 06/01/42	1,067,490
495,624	4.000%, 06/01/42	550,326
123,926	7.000%, 07/01/29	135,565
	Federal Home Loan Mortgage Corp., 30 Year, Single Family,
27,357	10.000%, 01/01/20 - 09/01/20	32,086
774	12.000%, 07/01/19	846
	Federal National Mortgage Association,
500,000	ARM, 0.550%, 01/01/23	500,313
500,000	ARM, 0.660%, 01/01/23	500,312
2,081	ARM, 1.879%, 03/01/19	2,119
460,486	ARM, 2.146%, 01/01/35	488,447
102,044	ARM, 2.277%, 07/01/33	108,502
139,146	ARM, 2.292%, 08/01/34	147,993
100,722	ARM, 2.407%, 04/01/33	106,972
35,454	ARM, 2.607%, 04/01/34	37,908
98,439	ARM, 2.642%, 01/01/34	104,528
145,670	ARM, 2.709%, 10/01/34	154,681
95,403	ARM, 2.720%, 05/01/35	100,201
5,654	ARM, 3.812%, 03/01/29	6,032
	Federal National Mortgage Association, 15 Year, Single Family,
123,277	3.500%, 09/01/18 - 05/01/19	130,811
23,188	4.000%, 07/01/18	24,888
154,238	4.500%, 03/01/23 - 05/01/23	166,002
21,545	5.000%, 06/01/18	23,177
93,156	5.500%, 04/01/22	100,749

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

176,081	6.000%, 04/01/13 - 09/01/22	191,133
55,849	6.500%, 05/01/13 - 08/01/20	61,122
6,356	8.000%, 01/01/16	6,647
	Federal National Mortgage Association, 20 Year, Single Family,
81,652	4.500%, 01/01/25	89,736
452,843	5.000%, 11/01/23	497,618
127,078	6.500%, 03/01/19 - 12/01/22	141,489
	Federal National Mortgage Association, 30 Year, FHA/VA,
38,150	8.500%, 10/01/26 - 06/01/30	41,872
78,413	9.000%, 04/01/25	94,881
	Federal National Mortgage Association, 30 Year, Single Family,
238,137	3.000%, 09/01/31	251,841
150,154	4.500%, 04/01/38 - 05/01/39	162,251
217,173	5.000%, 09/01/35	235,795
83,420	5.500%, 01/01/38 - 06/01/38	90,643
150,941	6.000%, 01/01/29 - 03/01/33	167,786
619,016	6.500%, 09/01/25 - 11/01/36	697,683
4,072	7.000%, 08/01/32	4,742
44,221	7.500%, 03/01/30 - 08/01/30	48,142
127,574	8.000%, 03/01/27 - 11/01/28	156,005
	Federal National Mortgage Association, Other,
300,000	2.340%, 12/01/22	304,861
500,000	2.400%, 12/01/22	510,943
500,000	2.400%, 02/01/23	501,250
496,124	4.000%, 07/01/42	551,439
483,364	4.130%, 07/01/20	552,875
267,294	5.500%, 09/01/33 - 04/01/38	288,640
112,423	6.000%, 09/01/28	123,971
216,821	6.500%, 10/01/35	241,562
466	7.500%, 02/01/13	467
	Government National Mortgage Association II, 30 Year, Single Family,
4,129	7.500%, 12/20/26	5,153
81,876	8.000%, 11/20/26 - 01/20/27	104,002
2,628	8.500%, 05/20/25	3,214
	Government National Mortgage Association II, Other,
546,525	2.250%, 07/20/34 - 09/20/34	569,994
8,778	Government National Mortgage Association, 15 Year, Single Family, 8.000%, 01/15/16	9,152
	Government National Mortgage Association, 30 Year, Single Family,
167,002	6.000%, 05/15/37 - 10/15/38	186,594
158,453	6.500%, 03/15/28 - 12/15/38	183,059
37,992	7.000%, 12/15/25 - 06/15/33	45,151

SEE NOTES TO FINANCIAL STATEMENTS.

22	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Mortgage Pass-Through Securities — Continued
21,185	7.500%, 05/15/23 - 09/15/28	24,406
21,926	8.000%, 09/15/22 - 10/15/27	26,525
6,489	9.000%, 11/15/24	7,203
199,283	9.500%, 10/15/24	229,639

	Total Mortgage Pass-Through Securities (Cost $12,948,688)	13,746,964

Municipal Bonds — 0.2% (t)
	Illinois — 0.1%
160,000	State of Illinois, Taxable Pension, Series 2003, GO, 5.100%, 06/01/33	157,863

	New York — 0.1%
30,000	New York State Dormitory Authority, Build America Bonds, Series D, Rev., 5.600%, 03/15/40	37,108
130,000	Port Authority of New York & New Jersey, Taxable Construction 164th, Rev., 5.647%, 11/01/40	155,863

		192,971

	Ohio — 0.0% (g)
98,000	Ohio State University, General Receipts, Series A, Rev., 4.800%, 06/01/11 †	108,970

	Total Municipal Bonds (Cost $416,196)	459,804

Supranational — 0.0% (g)
50,000	Corp. Andina de Fomento, 5.200%, 05/21/13 (Cost $49,990)	50,771

U.S. Government Agency Securities — 13.0%
	Federal Home Loan Mortgage Corp.,
30,000	4.875%, 06/13/18	36,215
125,000	5.125%, 10/18/16	146,489
	Federal National Mortgage Association,
3,000,000	Zero Coupon, 10/09/19	2,628,171
195,000	2.750%, 03/13/14	200,925
150,000	5.000%, 02/13/17	176,507
	Federal National Mortgage Association STRIPS,
6,000,000	09/23/20	5,148,150
630,000	03/23/28	380,957
	Financing Corp., STRIPS,
2,000,000	11/02/18	1,831,602
8,000,000	12/06/18	7,306,184
100,000	09/26/19	89,882
4,100,000	Residual Funding Corp. STRIPS, 07/15/20	3,623,912
2,000,000	Resolution Funding Corp. STRIPS, 01/15/20	1,795,870
33,000	Tennessee Valley Authority, 4.625%, 09/15/60	39,524

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

5,000,000	Tennessee Valley Authority STRIPS, 07/15/16	4,836,170

	Total U.S. Government Agency Securities (Cost $21,455,476)	28,240,558

U.S. Treasury Obligations — 23.8%
	U.S. Treasury Bonds,
415,000	4.375%, 02/15/38	538,463
150,000	4.500%, 02/15/36	197,414
75,000	4.500%, 05/15/38	99,141
100,000	4.750%, 02/15/37	136,437
280,000	5.000%, 05/15/37	395,063
50,000	5.375%, 02/15/31	71,375
200,000	6.125%, 11/15/27	297,125
50,000	6.250%, 05/15/30	77,312
10,000	6.375%, 08/15/27	15,152
150,000	6.750%, 08/15/26	231,750
80,000	7.250%, 08/15/22	120,431
250,000	8.000%, 11/15/21	386,035
	U.S. Treasury Bonds STRIPS,
600,000	11/15/14	596,826
1,750,000	02/15/15	1,739,068
500,000	05/15/15	496,110
180,000	08/15/15	178,336
4,715,000	11/15/15	4,662,795
3,300,000	02/15/16 (m)	3,257,308
1,615,000	05/15/16	1,590,437
1,925,000	08/15/16	1,890,698
3,050,000	11/15/16	2,986,856
825,000	02/15/17	804,776
3,625,000	08/15/17	3,509,544
2,900,000	11/15/17	2,796,743
150,000	02/15/18	143,971
280,000	02/15/19	263,204
100,000	05/15/19	93,432
400,000	08/15/19	371,202
250,000	02/15/20	228,712
2,653,000	05/15/20	2,408,555
10,000,000	05/15/20	9,107,580
350,000	08/15/20	315,562
65,000	11/15/20	58,214
35,000	02/15/21	31,023
750,000	05/15/21	658,779
100,000	08/15/21	87,113
450,000	11/15/21	388,525
100,000	02/15/22	85,579
10,000	11/15/24	7,686

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	JPMORGAN INSURANCE TRUST	23

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

U.S. Treasury Obligations — Continued
100,000	05/15/26	72,317
23,000	08/15/26	16,454
250,000	11/15/26	177,055
600,000	02/15/27	420,389
175,000	05/15/27	121,464
100,000	08/15/27	68,680
500,000	11/15/27	339,928
27,000	02/15/28	18,178
50,000	08/15/28	33,059
100,000	11/15/28	65,471
250,000	08/15/29	159,227
100,000	11/15/29	63,113
725,000	02/15/30	453,885
50,000	08/15/30	30,693
50,000	11/15/30	30,427
175,000	05/15/31	104,570
100,000	02/15/32	58,121
100,000	05/15/32	57,616
400,000	11/15/32	226,143
325,000	05/15/33	180,398
100,000	08/15/33	54,979
250,000	11/15/33	136,075
225,000	02/15/34	121,516
100,000	05/15/34	53,519
50,000	11/15/34	26,240
150,000	02/15/35	77,982
150,000	05/15/35	77,262
	U.S. Treasury Inflation Indexed Bonds,
100,000	2.500%, 01/15/29	153,664
300,000	3.625%, 04/15/28	680,118
	U.S. Treasury Inflation Indexed Notes,
500,000	0.500%, 04/15/15	556,878

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

200,000	0.625%, 04/15/13	218,604
170,000	1.375%, 07/15/18	212,277
	U.S. Treasury Notes,
125,000	1.375%, 11/30/18	128,320
400,000	1.375%, 12/31/18	410,406
400,000	1.500%, 08/31/18	414,156
1,000,000	1.750%, 01/31/14	1,016,680
150,000	1.750%, 10/31/18	157,313
400,000	2.250%, 07/31/18	430,844
100,000	2.625%, 11/15/20	109,750
742,000	3.125%, 05/15/19	840,315
200,000	3.250%, 12/31/16	221,500
200,000	3.500%, 02/15/18	227,734
450,000	3.500%, 05/15/20	522,457
300,000	3.875%, 02/15/13	301,414
500,000	4.750%, 08/15/17	593,633

	Total U.S. Treasury Obligations (Cost $44,836,593)	51,765,156

SHARES
Short-Term Investment — 2.2%
	Investment Company — 2.2%
4,766,339	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.100% (b) (l) (Cost $4,766,339)	4,766,339

	Total Investments — 100.5% (Cost $194,111,767)	218,560,871
	Liabilities in Excess of Other Assets — (0.5)%	(1,168,558)

	NET ASSETS — 100.0%	$217,392,313

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

24	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2012

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012

ARM	— Adjustable Rate Mortgage. The interest rate shown is the rate in effect as of December 31, 2012.
CMO	— Collateralized Mortgage Obligation
ESOP	— Employee Stock Ownership Program
FHA	— Federal Housing Administration
GO	— General Obligation
HB

—  High Coupon Bonds (a.k.a. “IOettes”) represent the right to receive interest payments on an underlying pool of mortgages with similar features as those associated with IO securities. Unlike IO’s, the owner also has a right to receive a very small portion of principal. The high interest rates result from taking interest payments from other classes in the Real Estate Mortgage Investment Conduit trust and allocating them to the small principal of the HB class.

IF

—  Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The interest rate shown is the rate in effect as of December 31, 2012. The rate may be subject to a cap and floor.

IO

—  Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

PO

—  Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.

REMIC	— Real Estate Mortgage Investment Conduit
Rev.	— Revenue

STRIPS

—  Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.

SUB	— Step-Up Bond. The interest rate shown is the rate in effect as of December 31, 2012.
VA	— Veterans Administration
VAR	— Variable Rate Security. The interest rate shown is the rate in effect as of December 31, 2012.

(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(d)	— Defaulted Security.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one (shares or dollars).
(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(l)	— The rate shown is the current yield as of December 31, 2012.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

(t)	— The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
†	— Security matures in 2111.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	JPMORGAN INSURANCE TRUST	25

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2012

Core Bond Portfolio
ASSETS:
Investments in non-affiliates, at value	$213,794,532
Investments in affiliates, at value	4,766,339

Total investment securities, at value	218,560,871
Receivables:
Investment securities sold	9,241
Portfolio shares sold	19,516
Interest from non-affiliates	933,815
Dividends from affiliates	777

Total Assets	219,524,220

LIABILITIES:
Payables:
Investment securities purchased	1,503,948
Portfolio shares redeemed	390,305
Accrued liabilities:
Investment advisory fees	74,270
Administration fees	8,442
Distribution fees	1,951
Custodian and accounting fees	33,003
Trustees’ and Chief Compliance Officer’s fees	59
Other	119,929

Total Liabilities	2,131,907

Net Assets	$217,392,313

NET ASSETS:
Paid-in-Capital	$189,765,978
Accumulated undistributed net investment income	9,713,320
Accumulated net realized gains (losses)	(6,536,089)
Net unrealized appreciation (depreciation)	24,449,104

Total Net Assets	$217,392,313

Net Assets:
Class 1	$208,061,368
Class 2	9,330,945

Total	$217,392,313

Outstanding units of beneficial interest (shares)
(unlimited number of shares authorized, no par value):
Class 1	17,660,446
Class 2	796,074

Net Asset Value, offering and redemption price per share (a):
Class 1	$11.78
Class 2	11.72

Cost of investments in non-affiliates	$189,345,428
Cost of investments in affiliates	4,766,339

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

26	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2012

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2012

Core Bond Portfolio
INVESTMENT INCOME:
Interest income from non-affiliates	$11,087,540
Dividend income from affiliates	6,166

Total investment income	11,093,706

EXPENSES:
Investment advisory fees	896,354
Administration fees	194,111
Distribution fees — Class 2	13,824
Custodian and accounting fees	146,515
Professional fees	90,714
Trustees’ and Chief Compliance Officer’s fees	2,141
Printing and mailing costs	24,982
Transfer agent fees	6,163
Other	28,860

Total expenses	1,403,664

Less amounts waived	(50,749)

Net expenses	1,352,915

Net investment income (loss)	9,740,791

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	(307,285)
Change in net unrealized appreciation/depreciation of investments in non-affiliates	2,266,991

Net realized/unrealized gains (losses)	1,959,706

Change in net assets resulting from operations	$11,700,497

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	JPMORGAN INSURANCE TRUST	27

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Core Bond Portfolio
	Year Ended 12/31/2012	Year Ended 12/31/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$9,740,791	$11,303,358
Net realized gain (loss)	(307,285)	1,102,720
Change in net unrealized appreciation/depreciation	2,266,991	4,832,982

Change in net assets resulting from operations	11,700,497	17,239,060

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net investment income	(9,992,343)	(13,335,748)
Class 2
From net investment income	(135,209)	(1,059)

Total distributions to shareholders	(10,127,552)	(13,336,807)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(11,119,967)	(22,659,824)

NET ASSETS:
Change in net assets	(9,547,022)	(18,757,571)
Beginning of period	226,939,335	245,696,906

End of period	$217,392,313	$226,939,335

Accumulated undistributed net investment income	$9,713,320	$11,277,317

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$30,432,330	$29,889,689
Dividends and distributions reinvested	9,992,343	13,335,748
Cost of shares redeemed	(58,978,592)	(67,660,013)

Change in net assets resulting from Class 1 capital transactions	$(18,553,919)	$(24,434,576)

Class 2
Proceeds from shares issued	$8,625,937	$1,773,774
Dividends and distributions reinvested	135,209	1,059
Cost of shares redeemed	(1,327,194)	(81)

Change in net assets resulting from Class 2 capital transactions	$7,433,952	$1,774,752

Total change in net assets resulting from capital transactions	$(11,119,967)	$(22,659,824)

SHARE TRANSACTIONS:
Class 1
Issued	2,605,209	2,599,514
Reinvested	877,291	1,213,444
Redeemed	(5,047,684)	(5,883,615)

Change in Class 1 Shares	(1,565,184)	(2,070,657)

Class 2
Issued	743,482	152,351
Reinvested	11,902	97
Redeemed	(113,458)	(7)

Change in Class 2 Shares	641,926	152,441

SEE NOTES TO FINANCIAL STATEMENTS.

28	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2012

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2012	JPMORGAN INSURANCE TRUST	29

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
Core Bond Portfolio
Class 1
Year Ended December 31, 2012	$11.71	$0.51	(d)	$0.10	$0.61	$(0.54)	$11.78
Year Ended December 31, 2011	11.54	0.54	(d)	0.28	0.82	(0.65)	11.71
Year Ended December 31, 2010	10.99	0.57	(d)	0.42	0.99	(0.44)	11.54
Year Ended December 31, 2009	10.94	0.61	(d)	0.38	0.99	(0.94)	10.99
Year Ended December 31, 2008	11.41	0.56	(d)	(0.41)	0.15	(0.62)	10.94

Class 2
Year Ended December 31, 2012	11.68	0.47	(d)	0.11	0.58	(0.54)	11.72
Year Ended December 31, 2011	11.51	0.50	(d)	0.29	0.79	(0.62)	11.68
Year Ended December 31, 2010	10.97	0.54	(d)	0.42	0.96	(0.42)	11.51
Year Ended December 31, 2009	10.92	0.59	(d)	0.37	0.96	(0.91)	10.97
Year Ended December 31, 2008	11.38	0.54	(d)	(0.41)	0.13	(0.59)	10.92

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

30	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2012

		Ratios/Supplemental data
		Ratios to average net assets
Total return (a)	Net assets, end of period	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

5.33%	$208,061,368	0.60%	4.36%	0.62%	8%
7.46	225,138,765	0.59	4.74	0.61	9
9.24	245,677,262	0.60	5.06	0.62	10
9.65	263,558,623	0.59	5.63	0.67	17
1.31	145,805,357	0.60	5.04	0.63	3

5.07	9,330,945	0.85	4.00	0.87	8
7.21	1,800,570	0.84	4.33	0.84	9
8.97	19,644	0.85	4.80	0.88	10
9.32	18,033	0.84	5.47	0.92	17
1.15	16,490	0.85	4.83	0.87	3

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	JPMORGAN INSURANCE TRUST	31

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2012

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Core Bond Portfolio	Class 1 and Class 2	Diversified

The investment objective of the Portfolio is to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and administrative services plan.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Certain investments of the Portfolio may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Portfolio to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at each investment company’s net asset value per share as of the report date.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Portfolio’s securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”), a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. (“JPMAM”), which is a wholly-owned subsidiary of JPMorgan, JPMAM’s Legal and Compliance, JPMAM’s Risk Management and the Portfolio’s Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Portfolio’s valuation policies.

The VC or Board of Trustees, as applicable, primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing and at least a quarterly basis with the VC and Board of Trustees, as applicable. The

32	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2012

appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Asset-Backed Securities	$—	$1,946,287	$167,769	$2,114,056
Collateralized Mortgage Obligations
Agency CMO	—	55,363,149	57,154	55,420,303
Non-Agency CMO	—	20,924,903	398,751	21,323,654

Total Collateralized Mortgage Obligations	—	76,288,052	455,905	76,743,957

Commercial Mortgage-Backed Securities	—	4,332,857	135,464	4,468,321
Corporate Bonds
Consumer Discretionary	—	2,661,046	—	2,661,046
Consumer Staples	—	1,456,647	—	1,456,647
Energy	—	1,866,389	—	1,866,389
Financials	—	18,955,707	95,375	19,051,082
Health Care	—	751,741	—	751,741
Industrials	—	1,876,733	117,753	1,994,486
Information Technology	—	1,680,949	—	1,680,949
Materials	—	894,657	—	894,657
Telecommunication Services	—	2,839,858	—	2,839,858
Utilities	—	2,607,421	—	2,607,421

Total Corporate Bonds	—	35,591,148	213,128	35,804,276

Foreign Government Securities	—	400,669	—	400,669
Mortgage Pass-Through Securities	—	13,746,964	—	13,746,964
Municipal Bonds	—	459,804	—	459,804
Supranational	—	50,771	—	50,771
U.S. Government Agency Securities	—	28,240,558	—	28,240,558
U.S. Treasury Obligations	—	51,765,156	—	51,765,156
Short-Term Investment
Investment Company	4,766,339	—	—	4,766,339

Total Investments in Securities	$4,766,339	$212,822,266	$972,266	$218,560,871

There were no transfers between Levels 1 and 2 during the year ended December 31, 2012.

DECEMBER 31, 2012	JPMORGAN INSURANCE TRUST	33

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2012 (continued)

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	Balance as of 12/31/11	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net (amortization) accretion	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of 12/31/12
Investments in Securities
Asset-Backed Securities	$216,362	$—	$295	$5	$—	$(48,893)	$—	$—	$167,769
Collateralized Mortgage Obligations
Agency CMO	—	—	593	(221)	—	(11,755)	68,537	—	57,154
Non-Agency CMO	189,888	—	1,223,271	(90,249)	121,247	(1,312,244)	266,838	—	398,751
Commercial Mortgage-Backed Securities	—	—	1,334	4	—	(104,029)	238,155	—	135,464
Corporate Bonds — Financials	293,044	(565,725)	591,438	—	—	(223,382)	—	—	95,375
Corporate Bonds — Industrials	—	—	7,604	—	—	(8,349)	118,498	—	117,753

Total	$699,294	$(565,725)	$1,824,535	$(90,461)	$121,247	$(1,708,652)	$692,028	$—	$972,266

(1)	Purchases include all purchases of securities and securities received in corporate actions.
(2)	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

Transfers into and out of Level 3 are valued using values as of the beginning of the period.

Transfers from Level 2 to Level 3 or from Level 3 to Level 2 are due to a decline or an increase in market activity (e.g. frequency of trades), which resulted in a lack of or increase in available market inputs to determine price.

The change in unrealized appreciation (depreciation) attributable to securities owned at December 31, 2012, which were valued using significant unobservable inputs (Level 3) amounted to $1,237,472. This amount is included in Change in net unrealized appreciation (depreciation) of investments in non-affiliates on the Statement of Operations.

B. Restricted and Illiquid Securities — Certain securities held by the Portfolio may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Portfolio. As of December 31, 2012, the Portfolio had no investments in restricted securities other than securities sold to the Portfolio under Rule 144A and/or Regulation S under the Security Act.

The value and percentage of net assets of illiquid securities as of December 31, 2012 were $361,874 and 0.2%, respectively.

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

D. Allocation of Income and Expenses — Expenses directly attributable to a portfolio are charged directly to that portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Each class of shares bears its pro-rata portion of expenses attributable to the Portfolio, except that each class separately bears expenses related specifically to that class.

E. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Portfolio’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

F. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses.

34	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2012

Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

As of December 31, 2012, no amounts were reclassified within the capital accounts.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual rate of 0.40%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended December 31, 2012, the annual effective rate was 0.09% of the Portfolio’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

JPMorgan Chase Bank, N.A (“JPMCB”), a wholly-owned subsidiary of JPMorgan serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

The Administrator waived Administration fees as outlined in Note 3.E.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

E. Waivers and Reimbursements — The Advisor, Administrator and Distributor (for Class 2 Shares) have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Portfolio’s respective average daily net assets as shown in the table below:

Class 1	Class 2
0.60%	0.85%

The expense limitation agreements were in effect for the year ended December 31, 2012. The contractual expense limitation percentages in the table above are in place until at least April 30, 2013.

For the year ended December 31, 2012, the Portfolio’s service providers waived fees for the Portfolio as follows. None of these parties expect the Portfolio to repay any such waived fees in future years.

Contractual Waivers
Investment Advisory	Administration	Total
$5,003	$38,766	$43,769

Additionally, the Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and the Distributor waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the year ended December 31, 2012 was $6,980.

F. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

DECEMBER 31, 2012	JPMORGAN INSURANCE TRUST	35

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2012 (continued)

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with Federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended December 31, 2012, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party broker-dealers. For the year ended December 31, 2012, the Portfolio did not incur any brokerage commissions with broker-dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended December 31, 2012, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$10,255,172	$31,294,051	$6,456,061	$50,726

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at December 31, 2012 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$194,119,978	$26,266,517	$1,825,624	$24,440,893

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to straddle loss deferrals and wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended December 31, 2012 was as follows:

Total Distributions Paid From:
Ordinary Income	Total Distributions Paid
$10,127,552	$10,127,552

The tax character of distributions paid during the fiscal year ended December 31, 2011 was as follows:

Total Distributions Paid From:
Ordinary Income	Total Distributions Paid
$13,336,807	$13,336,807

As of December 31, 2012, the components of net assets (excluding paid in capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital-Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$9,724,621	$(6,527,880)	$24,440,893

The cumulative timing differences primarily consist of trustee deferred compensation, straddle loss deferrals and wash sale loss deferrals.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Portfolio after December 31, 2010, may get carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to the Act, net capital losses incurred by the Portfolio were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

36	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2012

As of December 31, 2012, the Portfolio had post-enactment net long-term capital loss carryforwards of $307,289.

As of December 31, 2012, the Portfolio had the following pre-enactment net capital loss carryforwards, expiring during the years indicated, which are available to offset future realized gains:

2016	2017	Total
$779,717	$5,440,874	$6,220,591	*

*	The entire amount is comprised of capital loss carryforwards from business combinations, which may be limited in future years under the Internal Revenue Code Sections 381-384.

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 11, 2013.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility at December 31, 2012, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

The Portfolio is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Portfolio could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Portfolio is also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Portfolio such as swap and option contracts, credit-linked notes and TBA securities.

The Portfolio is subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, prepayments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

The Portfolio is subject to the risk that should the Portfolio decide to sell an illiquid investment when a ready buyer is not available at a price the Portfolio deems representative of its value, the value of the Portfolio’s net assets could be adversely affected.

DECEMBER 31, 2012	JPMORGAN INSURANCE TRUST	37

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Insurance Trust and Shareholders of JPMorgan Insurance Trust Core Bond Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Insurance Trust Core Bond Portfolio (a separate Portfolio of JPMorgan Insurance Trust) (hereafter referred to as the “Portfolio”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 15, 2013

38	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2012

TRUSTEES

(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	170	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Chairman effective 2013; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999-present); President, Adelphi University (New York) (1998-1999).	170	Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present); Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	170	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	170	Director, Center for Communication, Hearing, and Deafness (1990-present).

Mary E. Martinez (1960); Trustee of Trust effective January 1, 2013	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-Present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	170	Member, New York City Center Advisory Council (oversees public performing arts facilities) (2006-Present)

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	170	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trust effective January 1, 2013	Retired (2005-Present); President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	170	Director, Sun Life Financial (SLF) (2007 to Present) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010)

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	170	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	170	Trustee, American University in Cairo (1999-present); Chairman, Darthmouth-Hitchcock Medical Center (2013-present); Trustee, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, Carleton College (2002-2010).

DECEMBER 31, 2012	JPMORGAN INSURANCE TRUST	39

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo*** (1946); Trustee of Trust effective February 1, 2013	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	170	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-Present)

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	170	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	170	None.
Interested Trustee Not Affiliated With the Adviser

Frankie D. Hughes** (1952), Trustee of Trust since 2008.	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	170	Trustee, The Victory Portfolios (2000-2008).

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Mr. Morton should continue to serve until December 31, 2014. In order to fill the vacancies created by the retirement of the Fergus Reid, III, William J. Armstrong, and Leonard J. Spalding, Jr., effective December 31, 2012, the Board appointed Ms. Martinez and Mr. Merin to serve as Trustees effective January 1, 2013 and Marian U. Pardo to serve as Trustee effective February 1, 2013.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (170 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Funds’ investment advisor, is a wholly-owned subsidiary of JPMorgan Chase & Co. Five other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisors (not affiliated with JPMorgan) that are under common control with subadvisors to certain J.P. Morgan Funds.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she will irrevocably waive effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which will end January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

40	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2012

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Patricia A. Maleski (1960), President and Principal Executive Officer (2010)

Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)

Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Kathryn A. Jackson (1962), AML Compliance Officer (2012)*

Vice President and AML Compliance Manager for JPMorgan Asset Management Compliance since 2011; Senior On-Boarding Specialist for JPMorgan Distribution Services, Inc. in Global Liquidity from 2008 to 2011; prior to joining JPMorgan, Ms. Jackson was a Financial Services Analyst responsible for on-boarding, compliance and training with Nationwide Securities LLC and 1717 Capital Management Company, both registered broker-dealers, from 2005 until 2008.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Executive Director, JPMorgan Funds Management, Inc. from July 2012; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Jeffrey D. House (1972), Assistant Treasurer (2006)**	Vice President, JPMorgan Funds Management, Inc. since July 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Jeffery Reedy (1973), Assistant Treasurer (2011)**	Vice President, JPMorgan Funds Management, Inc. since February 2006.

Julie A. Roach (1971), Assistant Treasurer (2012)**	Vice President, JPMorgan Funds Management, Inc. from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. from September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 500 Stanton Christiana Road, Ops 1, Floor 02, Newark, DE 19173-2107.

**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

DECEMBER 31, 2012	JPMORGAN INSURANCE TRUST	41

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees (for Class 2 Shares) and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2012, and continued to hold your shares at the end of the reporting period, December 31, 2012.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Expense Example

	Beginning Account Value, July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During the Period	Annualized Expense Ratio
Core Bond Portfolio
Class 1
Actual	$1,000.00	$1,021.70	$3.05	0.60%
Hypothetical	1,000.00	1,022.12	3.05	0.60
Class 2
Actual	1,000.00	1,020.90	4.32	0.85
Hypothetical	1,000.00	1,020.86	4.32	0.85

*	Expenses are equal to each Class' respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period.

42	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2012

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2012, at which the Trustees considered the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment subcommittees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 23, 2012.

The Trustees, as part of their review of the investment advisory arrangements for the J.P. Morgan Funds, considered and reviewed performance and other information received from the Advisor on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information included the Portfolio’s performance compared to the performance of the Portfolio’s peers and benchmarks and analyses by the Advisor of the Portfolio’s performance. The Advisor also periodically provides comparative information regarding the Portfolio’s expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Advisor, including, with respect to the Portfolio, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Portfolio and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Portfolio and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Advisor from the Portfolio under the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Portfolio and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to the Portfolio by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio and the infrastructure supporting the team. The Trustees also considered information provided by the Advisor and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Portfolio. The Trustees also reviewed information relating to the Advisor’s risk governance model and reports showing the Advisor’s compliance structure and ongoing compliance processes. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Portfolio gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Portfolio, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to questions or concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by the Advisor.

DECEMBER 31, 2012	JPMORGAN INSURANCE TRUST	43

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

Costs of Services Provided and Profitability to the Advisor and its Affiliates

The Trustees received and considered information regarding the profitability to the Advisor and its affiliates in providing services to the Portfolio. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates’ revenues from the contractual services provided to the Portfolio, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Portfolio.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Portfolio. The Board considered that the Advisor does not currently use third-party soft dollar arrangements with respect to securities transactions it executes for the Portfolio.

The Trustees also considered that JPMFM earns fees from the Portfolio for providing administrative services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, an affiliate of the Advisor, which also acts as the Portfolio’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Portfolio, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Portfolio does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Advisor, and that the Portfolio benefits from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Portfolio’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Portfolio had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Advisor for investment management styles substantially similar to that of the Portfolio. The Trustees also considered the complexity of investment management for the Portfolio relative to the Advisor’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to the Portfolio in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Portfolio in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Portfolio within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Portfolio’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to a representative class to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Portfolio’s performance against its benchmark and considered the performance information provided for the Portfolio at regular Board meetings by the Advisor. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Portfolio’s performance are summarized below:

The Trustees noted the Portfolio’s performance was in the third, second and second quintiles for Class 1 shares for the one-, three-, and five-year periods ended December 31, 2011, respectively. The Trustees discussed the performance and investment strategy of the Portfolio with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable.

44	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2012

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Portfolio to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Portfolio. The Trustees recognized that Lipper reported the Portfolio’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Portfolio. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Portfolio and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Portfolio’s advisory fees and expense ratios are summarized below:

The Trustees noted that the Portfolio’s net advisory fee and actual total expenses for Class 1 shares were in the second quintile of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

DECEMBER 31, 2012	JPMORGAN INSURANCE TRUST	45

TAX LETTER

(Unaudited)

Certain tax information for the Portfolio is required to be provided to shareholders based upon the Portfolios’ income and distributions for the taxable year ended December 31, 2012. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2012. The information necessary to complete your income tax returns for the calendar year ending December 31, 2012 will be received under separate cover.

Treasury Income

The Portfolio earned 7.24% of its income from direct U.S. Treasury Obligations for the fiscal year ended December 31, 2012.

46	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2012

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2013. All rights reserved. December 2012.	AN-JPMITCBP-1212

Annual Report

JPMorgan Insurance Trust

December 31, 2012

JPMorgan Insurance Trust Equity Index Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered through qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

CEO’s LETTER

JANUARY 23, 2013 (Unaudited)

Dear Shareholder:

Despite periods of volatility, equity markets in most parts of the world rallied during the twelve months ended December 31, 2012. Improving U.S. economic data, particularly in the housing market, and accommodative policies from central banks around the world helped support investors’ appetite for risk. Stock markets carried their positive momentum into 2013 as investors reacted positively to the “fiscal cliff” bill and recent industry fund flows into equity strategies suggest that many investors are becoming more optimistic.

“Stock markets carried their positive momentum into 2013 as investors reacted positively to the “fiscal cliff” bill and recent industry fund flows into equity strategies suggest that many investors are becoming more optimistic.”

However, many of the catalysts for uncertainty in 2012 are likely to continue in 2013. The upcoming debate about the debt ceiling and budget resolutions is likely to create additional political gridlock in Washington. Europe’s debt crisis still looms, tensions in the Middle East continue and economic growth remains tepid. Accordingly, central banks around the world have indicated their continued commitment to accommodative policies.

U.S. Treasury Yields Remain Low

Yields for U.S. Treasury securities remained at historically low levels throughout 2012. The yield for 10-year U.S. Treasury securities ended December 2012 at 1.8%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.3% and 3.0%, respectively. As the low interest rate environment persists, an increasing amount of fixed income investors are turning to asset classes like high yield bonds and emerging market debt in search of higher yielding securities. Higher demand for these securities as well as strong fundamentals led to positive returns for high yield bonds and emerging market debt during the twelve months ended December 31, 2012.

International Stocks Outperform

Stock returns across market capitalizations, countries and investment styles varied during the reporting period. While the debt crisis in Europe impacted equities in all corners of the world, it had the most significant impact on international stocks, which rose and fell with investors’ changing perception about the viability of corrective actions taken by the European Central Bank (“ECB”). Investors’ positive reaction to the ECB’s plan to purchase 1-3 year bonds issued by the governments of troubled European countries calmed markets and helped international stocks outperform U.S. stocks. Emerging markets stocks, weighed down by concerns about a “hard landing” in China for much of the reporting period, also received a boost from the ECB’s announcement and outperformed U.S. equities during the twelve months ended December 31, 2012.

Investment Implications for the U.S. Debt and Deficit Negotiations

On January 1, 2013, the U.S. Senate and House of Representatives approved a “fiscal cliff” package. Equities moved higher in the wake of this deal, but markets could become volatile as the remaining issues come into focus over the coming months. Negotiations surrounding the debt ceiling are ongoing, while the issue of long-term entitlement spending remains. Given these unresolved issues, an appropriately balanced mix of stocks, bonds, as well as alternatives, should help cushion portfolios if markets become volatile.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

DECEMBER 31, 2012	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust Equity Index Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 1 Shares)*	15.58%
S&P 500 Index	16.00%

Net Assets as of 12/31/2012	$58,304,693

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust Equity Index Portfolio (the “Portfolio”) seeks investment results that correspond to the aggregate price and dividend performance of securities in the S&P 500 Index (the “Benchmark”).

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio (Class 1 Shares) performed in line with the Benchmark for the twelve months ended December 31, 2012. This was consistent with its indexing strategy and investment objective, as the Portfolio looks to generate returns that are comparable to that of the Benchmark.

Early in the reporting period, the Benchmark was buoyed by improving economic data, as durable goods consumption, equipment and software spending and vehicle sales showed positive trends. However, the debt crisis in Europe continued to be a major source of uncertainty in capital markets and fears of economic contagion triggered a decline in U.S. stock prices in the second quarter of 2012. The European Central Bank reacted by announcing its plan to purchase 1-3 year bonds issued by the governments of troubled European countries, which quelled investors’ concerns and helped ignite a rally in stocks. U.S. stocks were also supported by accommodative policies from the U.S. Federal Reserve and improving economic data. The U.S. Federal Open Market Committee extended its $400 billion “Operation Twist” program through the end of 2012 and, in September, announced another asset purchase plan, indicating that it would buy $40 billion of agency mortgage-backed securities per month on an open-ended basis. Meanwhile, the U.S. housing and labor markets showed signs of recovery, as housing starts and nonfarm payrolls were better than investors had expected. Uncertainty surrounding the “fiscal cliff” stalled the Benchmark’s rally but the Benchmark finished the twelve months ended December 31, 2012 with a 16.00% gain.

All of the sectors in the Benchmark produced positive returns during the twelve-month period. The utilities and energy sectors were the worst performing sectors. The financials and consumer discretionary sectors produced the strongest returns.

HOW WAS THE PORTFOLIO POSITIONED?

Regardless of the market outlook, the Fund was managed in strict conformity with a full index replication strategy and aimed to hold the same stocks in nearly the same proportions as those found in the Benchmark.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****
1.	Apple, Inc.	3.9%
2.	Exxon Mobil Corp.	3.0
3.	General Electric Co.	1.7
4.	Chevron Corp.	1.6
5.	International Business Machines Corp.	1.6
6.	Microsoft Corp.	1.6
7.	Johnson & Johnson	1.5
8.	AT&T, Inc.	1.5
9.	Google, Inc., Class A	1.5
10.	Procter & Gamble Co. (The)	1.4

PORTFOLIO COMPOSITION BY SECTOR****
Information Technology	18.8%
Financials	15.4
Health Care	11.8
Consumer Discretionary	11.3
Energy	10.8
Consumer Staples	10.4
Industrials	10.0
Materials	3.6
Utilities	3.4
Telecommunication Services	3.0
Short-Term Investments	1.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	“S&P 500 Index” is a registered service mark of Standard & Poor’s Corporation, which does not sponsor, and is in no way affiliated with, the Portfolio.
***	The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2012. The Portfolio’s composition is subject to change.

2	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2012

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2012

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	5/01/98	15.58%	1.32%	6.69%

TEN YEAR PERFORMANCE (12/31/02 TO 12/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Equity Index Portfolio, the S&P 500 Index and the Lipper Variable Underlying Funds S&P 500 Funds Index from December 31, 2002 to December 31, 2012. The performance of the Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the S&P 500 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Variable Underlying Funds S&P 500 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Portfolio. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Variable Underlying Funds S&P 500 Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2012	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust Equity Index Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.5%
	Consumer Discretionary — 11.3%
	Auto Components — 0.3%
528	BorgWarner, Inc. (a)	37,815
1,332	Delphi Automotive plc, (United Kingdom) (a)	50,949
1,105	Goodyear Tire & Rubber Co. (The) (a)	15,260
3,083	Johnson Controls, Inc.	94,648

		198,672

	Automobiles — 0.5%
17,192	Ford Motor Co.	222,636
1,020	Harley-Davidson, Inc.	49,817

		272,453

	Distributors — 0.1%
700	Genuine Parts Co.	44,506

	Diversified Consumer Services — 0.1%
451	Apollo Group, Inc., Class A (a)	9,435
1,223	H&R Block, Inc.	22,711

		32,146

	Hotels, Restaurants & Leisure — 1.8%
2,010	Carnival Corp.	73,908
142	Chipotle Mexican Grill, Inc. (a)	42,239
580	Darden Restaurants, Inc.	26,140
1,200	International Game Technology	17,004
1,110	Marriott International, Inc., Class A	41,370
4,527	McDonald’s Corp.	399,327
3,353	Starbucks Corp.	179,788
884	Starwood Hotels & Resorts Worldwide, Inc.	50,706
633	Wyndham Worldwide Corp.	33,682
358	Wynn Resorts Ltd.	40,271
2,037	Yum! Brands, Inc.	135,257

		1,039,692

	Household Durables — 0.3%
1,259	D.R. Horton, Inc.	24,903
492	Garmin Ltd., (Switzerland)	20,084
306	Harman International Industries, Inc.	13,660
637	Leggett & Platt, Inc.	17,339
740	Lennar Corp., Class A	28,616
1,297	Newell Rubbermaid, Inc.	28,884
1,533	PulteGroup, Inc. (a)	27,839
351	Whirlpool Corp.	35,714

		197,039

	Internet & Catalog Retail — 1.1%
1,634	Amazon.com, Inc. (a)	410,363
420	Expedia, Inc.	25,809
250	Netflix, Inc. (a)	23,195

SHARES	SECURITY DESCRIPTION	VALUE($)

	Internet & Catalog Retail — Continued
225	priceline.com, Inc. (a)	139,770
494	TripAdvisor, Inc. (a)	20,728

		619,865

	Leisure Equipment & Products — 0.1%
521	Hasbro, Inc.	18,704
1,547	Mattel, Inc.	56,651

		75,355

	Media — 3.5%
973	Cablevision Systems Corp., Class A	14,537
2,665	CBS Corp. (Non-Voting), Class B	101,403
11,982	Comcast Corp., Class A	447,887
2,724	DIRECTV (a)	136,636
1,077	Discovery Communications, Inc., Class A (a)	68,368
1,044	Gannett Co., Inc.	18,802
1,945	Interpublic Group of Cos., Inc. (The)	21,434
1,252	McGraw-Hill Cos., Inc. (The)	68,447
9,092	News Corp., Class A	232,210
1,191	Omnicom Group, Inc.	59,502
392	Scripps Networks Interactive, Inc., Class A	22,705
1,361	Time Warner Cable, Inc.	132,276
4,270	Time Warner, Inc.	204,234
2,083	Viacom, Inc., Class B	109,857
7,991	Walt Disney Co. (The)	397,872
20	Washington Post Co. (The), Class B	7,304

		2,043,474

	Multiline Retail — 0.8%
261	Big Lots, Inc. (a)	7,428
1,184	Dollar General Corp. (a)	52,203
1,025	Dollar Tree, Inc. (a)	41,574
432	Family Dollar Stores, Inc.	27,393
643	J.C. Penney Co., Inc.	12,673
954	Kohl’s Corp.	41,003
1,782	Macy’s, Inc.	69,534
686	Nordstrom, Inc.	36,701
2,935	Target Corp.	173,664

		462,173

	Specialty Retail — 2.1%
359	Abercrombie & Fitch Co., Class A	17,221
176	AutoNation, Inc. (a)	6,987
167	AutoZone, Inc. (a)	59,190
1,034	Bed Bath & Beyond, Inc. (a)	57,811
1,204	Best Buy Co., Inc.	14,267
1,032	CarMax, Inc. (a)	38,741

SEE NOTES TO FINANCIAL STATEMENTS.

4	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Specialty Retail — Continued
546	GameStop Corp., Class A	13,699
1,340	Gap, Inc. (The)	41,594
6,742	Home Depot, Inc. (The)	416,993
1,079	Limited Brands, Inc.	50,778
5,071	Lowe’s Cos., Inc.	180,122
517	O’Reilly Automotive, Inc. (a)	46,230
485	PetSmart, Inc.	33,145
1,003	Ross Stores, Inc.	54,312
3,039	Staples, Inc.	34,645
537	Tiffany & Co.	30,792
3,288	TJX Cos., Inc.	139,576
493	Urban Outfitters, Inc. (a)	19,404

		1,255,507

	Textiles, Apparel & Luxury Goods — 0.6%
1,279	Coach, Inc.	70,997
244	Fossil, Inc. (a)	22,717
3,292	NIKE, Inc., Class B	169,867
276	Ralph Lauren Corp.	41,378
397	V.F. Corp.	59,935

		364,894

	Total Consumer Discretionary	6,605,776

	Consumer Staples — 10.4%
	Beverages — 2.3%
717	Beam, Inc.	43,802
683	Brown-Forman Corp., Class B	43,200
17,393	Coca-Cola Co. (The)	630,496
1,217	Coca-Cola Enterprises, Inc.	38,616
683	Constellation Brands, Inc., Class A (a)	24,171
938	Dr. Pepper Snapple Group, Inc.	41,441
703	Molson Coors Brewing Co., Class B	30,081
672	Monster Beverage Corp. (a)	35,535
6,975	PepsiCo, Inc.	477,299

		1,364,641

	Food & Staples Retailing — 2.3%
1,950	Costco Wholesale Corp.	192,601
5,622	CVS Caremark Corp.	271,824
2,317	Kroger Co. (The)	60,288
1,080	Safeway, Inc.	19,537
2,651	Sysco Corp.	83,931
3,874	Walgreen Co.	143,377
7,542	Wal-Mart Stores, Inc.	514,591
778	Whole Foods Market, Inc.	71,055

		1,357,204

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food Products — 1.7%
2,970	Archer-Daniels-Midland Co.	81,348
808	Campbell Soup Co.	28,191
1,838	ConAgra Foods, Inc.	54,221
835	Dean Foods Co. (a)	13,786
2,909	General Mills, Inc.	117,553
1,446	H.J. Heinz Co.	83,405
674	Hershey Co. (The)	48,676
605	Hormel Foods Corp.	18,882
489	JM Smucker Co. (The)	42,171
1,115	Kellogg Co.	62,273
2,671	Kraft Foods Group, Inc.	121,451
598	McCormick & Co., Inc. (Non-Voting)	37,991
915	Mead Johnson Nutrition Co.	60,289
8,013	Mondelez International, Inc., Class A	204,091
1,294	Tyson Foods, Inc., Class A	25,104

		999,432

	Household Products — 2.1%
588	Clorox Co. (The)	43,053
2,003	Colgate-Palmolive Co.	209,394
1,764	Kimberly-Clark Corp.	148,934
12,329	Procter & Gamble Co. (The)	837,016

		1,238,397

	Personal Products — 0.2%
1,949	Avon Products, Inc.	27,988
1,082	Estee Lauder Cos., Inc. (The), Class A	64,768

		92,756

	Tobacco — 1.8%
9,132	Altria Group, Inc.	286,928
584	Lorillard, Inc.	68,135
7,533	Philip Morris International, Inc.	630,060
1,462	Reynolds American, Inc.	60,571

		1,045,694

	Total Consumer Staples	6,098,124

	Energy — 10.8%
	Energy Equipment & Services — 1.8%
1,982	Baker Hughes, Inc.	80,945
1,113	Cameron International Corp. (a)	62,840
313	Diamond Offshore Drilling, Inc.	21,271
1,047	Ensco plc, (United Kingdom), Class A	62,066
1,072	FMC Technologies, Inc. (a)	45,914

4,185	Halliburton Co.	145,178
477	Helmerich & Payne, Inc.	26,717
1,309	Nabors Industries Ltd., (Bermuda) (a)	18,915

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust Equity Index Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Energy Equipment & Services — Continued
1,925	National Oilwell Varco, Inc.	131,574
1,140	Noble Corp., (Switzerland)	39,695
560	Rowan Cos. plc, Class A (a)	17,511
5,986	Schlumberger Ltd.	414,770

		1,067,396

	Oil, Gas & Consumable Fuels — 9.0%
2,254	Anadarko Petroleum Corp.	167,495
1,764	Apache Corp.	138,474
946	Cabot Oil & Gas Corp.	47,054
2,338	Chesapeake Energy Corp.	38,858
8,825	Chevron Corp.	954,335
5,474	ConocoPhillips	317,437
1,027	CONSOL Energy, Inc.	32,967
1,745	Denbury Resources, Inc. (a)	28,269
1,698	Devon Energy Corp.	88,364
1,221	EOG Resources, Inc.	147,485
675	EQT Corp.	39,812
20,559	Exxon Mobil Corp.	1,779,381
1,340	Hess Corp.	70,966
2,852	Kinder Morgan, Inc.	100,761
3,185	Marathon Oil Corp.	97,652
1,529	Marathon Petroleum Corp.	96,327
832	Murphy Oil Corp.	49,546
610	Newfield Exploration Co. (a)	16,336
802	Noble Energy, Inc.	81,595
3,653	Occidental Petroleum Corp.	279,856
1,210	Peabody Energy Corp.	32,198
2,822	Phillips 66	149,848
556	Pioneer Natural Resources Co.	59,264
803	QEP Resources, Inc.	24,307
733	Range Resources Corp.	46,054
1,576	Southwestern Energy Co. (a)	52,654
3,002	Spectra Energy Corp.	82,195
633	Tesoro Corp.	27,884
2,496	Valero Energy Corp.	85,164
3,038	Williams Cos., Inc. (The)	99,464
898	WPX Energy, Inc. (a)	13,362

		5,245,364

	Total Energy	6,312,760

	Financials — 15.4%
	Capital Markets — 1.9%
951	Ameriprise Financial, Inc.	59,561
5,270	Bank of New York Mellon Corp. (The)	135,439
566	BlackRock, Inc.	116,998

SHARES	SECURITY DESCRIPTION	VALUE($)

	Capital Markets — Continued
4,945	Charles Schwab Corp. (The)	71,010
1,161	E*TRADE Financial Corp. (a)	10,391
622	Franklin Resources, Inc.	78,185
1,992	Goldman Sachs Group, Inc. (The)	254,100
2,002	Invesco Ltd.	52,232
529	Legg Mason, Inc.	13,606
6,232	Morgan Stanley	119,156
984	Northern Trust Corp.	49,358
2,096	State Street Corp.	98,533
1,149	T. Rowe Price Group, Inc.	74,834

		1,133,403

	Commercial Banks — 2.7%
3,155	BB&T Corp.	91,842
858	Comerica, Inc.	26,032
4,047	Fifth Third Bancorp	61,474
1,114	First Horizon National Corp.	11,040
3,858	Huntington Bancshares, Inc.	24,653
4,210	KeyCorp	35,448
548	M&T Bank Corp.	53,962
2,385	PNC Financial Services Group, Inc.	139,069
6,372	Regions Financial Corp.	45,369
2,430	SunTrust Banks, Inc.	68,890
8,479	U.S. Bancorp	270,819
22,076	Wells Fargo & Co.	754,558
831	Zions Bancorp	17,783

		1,600,939

	Consumer Finance — 0.9%
4,390	American Express Co.	252,337
2,623	Capital One Financial Corp.	151,950
2,276	Discover Financial Services	87,740
2,084	SLM Corp.	35,699

		527,726

	Diversified Financial Services — 3.5%
48,601	Bank of America Corp.	563,772
13,223	Citigroup, Inc.	523,102
1,383	CME Group, Inc.	70,132
328	IntercontinentalExchange, Inc. (a)	40,610
17,140	JPMorgan Chase & Co. (q)	753,645
893	Leucadia National Corp.	21,244
874	Moody’s Corp.	43,980
528	NASDAQ OMX Group, Inc. (The)	13,205
1,096	NYSE Euronext	34,568

		2,064,258

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Insurance — 4.0%
1,532	ACE Ltd., (Switzerland)	122,254
2,114	Aflac, Inc.	112,296
2,172	Allstate Corp. (The)	87,249
6,657	American International Group, Inc. (a)	234,992
1,437	Aon plc, (United Kingdom)	79,897
355	Assurant, Inc.	12,318
8,225	Berkshire Hathaway, Inc., Class B (a)	737,782
1,181	Chubb Corp. (The)	88,953
660	Cincinnati Financial Corp.	25,846
2,218	Genworth Financial, Inc., Class A (a)	16,657
1,967	Hartford Financial Services Group, Inc.	44,139
1,240	Lincoln National Corp.	32,116
1,402	Loews Corp.	57,132
2,455	Marsh & McLennan Cos., Inc.	84,624
4,920	MetLife, Inc.	162,065
1,244	Principal Financial Group, Inc.	35,479
2,509	Progressive Corp. (The)	52,940
2,092	Prudential Financial, Inc.	111,566
428	Torchmark Corp.	22,115
1,720	Travelers Cos., Inc. (The)	123,530
1,241	Unum Group	25,838
1,355	XL Group plc, (Ireland)	33,956

		2,303,744

	Real Estate Investment Trusts (REITs) — 2.2%
1,783	American Tower Corp.	137,772
656	Apartment Investment & Management Co., Class A	17,751
516	AvalonBay Communities, Inc.	69,964
680	Boston Properties, Inc.	71,951
1,451	Equity Residential	82,228
2,038	HCP, Inc.	92,077
1,171	Health Care REIT, Inc.	71,771
3,268	Host Hotels & Resorts, Inc.	51,210
1,838	Kimco Realty Corp.	35,510
729	Plum Creek Timber Co., Inc.	32,346
2,078	Prologis, Inc.	75,826
650	Public Storage	94,224
1,395	Simon Property Group, Inc.	220,536
1,333	Ventas, Inc.	86,272
764	Vornado Realty Trust	61,181
2,442	Weyerhaeuser Co.	67,936

		1,268,555

	Real Estate Management & Development — 0.1%
1,360	CBRE Group, Inc., Class A (a)	27,064

SHARES	SECURITY DESCRIPTION	VALUE($)

	Thrifts & Mortgage Finance — 0.1%
2,144	Hudson City Bancorp, Inc.	17,431
1,568	People’s United Financial, Inc.	18,957

		36,388

	Total Financials	8,962,077

	Health Care — 11.8%
	Biotechnology — 1.6%
876	Alexion Pharmaceuticals, Inc. (a)	82,178
3,460	Amgen, Inc.	298,667
1,067	Biogen Idec, Inc. (a)	156,497
1,907	Celgene Corp. (a)	150,119
3,416	Gilead Sciences, Inc. (a)	250,905

		938,366

	Health Care Equipment & Supplies — 2.5%
7,128	Abbott Laboratories	466,884
2,477	Baxter International, Inc.	165,117
888	Becton, Dickinson & Co.	69,433
6,191	Boston Scientific Corp. (a)	35,474
345	C.R. Bard, Inc.	33,720
1,001	CareFusion Corp. (a)	28,609
2,135	Covidien plc, (Ireland)	123,275
640	DENTSPLY International, Inc.	25,350
520	Edwards Lifesciences Corp. (a)	46,888
179	Intuitive Surgical, Inc. (a)	87,776
4,560	Medtronic, Inc.	187,051
1,390	St. Jude Medical, Inc.	50,235
1,303	Stryker Corp.	71,431
493	Varian Medical Systems, Inc. (a)	34,628
782	Zimmer Holdings, Inc.	52,128

		1,477,999

	Health Care Providers & Services — 1.9%
1,509	Aetna, Inc.	69,867
1,062	AmerisourceBergen Corp.	45,857
1,532	Cardinal Health, Inc.	63,088
1,289	Cigna Corp.	68,910
606	Coventry Health Care, Inc.	27,167
378	DaVita HealthCare Partners, Inc. (a)	41,780
3,681	Express Scripts Holding Co. (a)	198,774
713	Humana, Inc.	48,933
427	Laboratory Corp. of America Holdings (a)	36,987
1,064	McKesson Corp.	103,165
377	Patterson Cos., Inc.	12,905
717	Quest Diagnostics, Inc.	41,780
480	Tenet Healthcare Corp. (a)	15,586
4,606	UnitedHealth Group, Inc.	249,829
1,369	WellPoint, Inc.	83,399

		1,108,027

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	JPMORGAN INSURANCE TRUST	7

JPMorgan Insurance Trust Equity Index Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Health Care Technology — 0.1%
658	Cerner Corp. (a)	51,087

	Life Sciences Tools & Services — 0.4%
1,571	Agilent Technologies, Inc.	64,317
776	Life Technologies Corp. (a)	38,086
518	PerkinElmer, Inc.	16,441
1,624	Thermo Fisher Scientific, Inc.	103,579
392	Waters Corp. (a)	34,151

		256,574

	Pharmaceuticals — 5.3%
1,387	Allergan, Inc.	127,229
7,443	Bristol-Myers Squibb Co.	242,567
4,605	Eli Lilly & Co.	227,119
1,056	Forest Laboratories, Inc. (a)	37,298
745	Hospira, Inc. (a)	23,274
12,496	Johnson & Johnson	875,970
13,708	Merck & Co., Inc.	561,206
1,838	Mylan, Inc. (a)	50,508
398	Perrigo Co.	41,404
33,200	Pfizer, Inc.	832,656
576	Watson Pharmaceuticals, Inc. (a)	49,536

		3,068,767

	Total Health Care	6,900,820

	Industrials — 10.0%
	Aerospace & Defense — 2.3%
3,060	Boeing Co. (The)	230,602
1,497	General Dynamics Corp.	103,697
3,532	Honeywell International, Inc.	224,176
424	L-3 Communications Holdings, Inc.	32,487
1,211	Lockheed Martin Corp.	111,763
1,107	Northrop Grumman Corp.	74,811
656	Precision Castparts Corp.	124,260
1,487	Raytheon Co.	85,592
632	Rockwell Collins, Inc.	36,763
1,271	Textron, Inc.	31,508
3,802	United Technologies Corp.	311,802

		1,367,461

	Air Freight & Logistics — 0.8%
727	C.H. Robinson Worldwide, Inc.	45,961
942	Expeditors International of Washington, Inc.	37,256
1,317	FedEx Corp.	120,795
3,226	United Parcel Service, Inc., Class B	237,853

		441,865

SHARES	SECURITY DESCRIPTION	VALUE($)
	Airlines — 0.1%
3,328	Southwest Airlines Co.	34,079

	Building Products — 0.0% (g)
1,610	Masco Corp.	26,823

	Commercial Services & Supplies — 0.5%
1,048	ADT Corp. (The)	48,722
449	Avery Dennison Corp.	15,679
479	Cintas Corp.	19,591
752	Iron Mountain, Inc.	23,350
905	Pitney Bowes, Inc.	9,629
1,349	Republic Services, Inc.	39,566
387	Stericycle, Inc. (a)	36,095
2,100	Tyco International Ltd., (Switzerland)	61,425
1,966	Waste Management, Inc.	66,333

		320,390

	Construction & Engineering — 0.2%
751	Fluor Corp.	44,114
587	Jacobs Engineering Group, Inc. (a)	24,988
961	Quanta Services, Inc. (a)	26,226

		95,328

	Electrical Equipment — 0.7%
2,082	Eaton Corp. plc, (Ireland)	112,845
3,265	Emerson Electric Co.	172,914
628	Rockwell Automation, Inc.	52,746
444	Roper Industries, Inc.	49,497

		388,002

	Industrial Conglomerates — 2.4%
2,870	3M Co.	266,479
2,624	Danaher Corp.	146,682
47,285	General Electric Co.	992,512

		1,405,673

	Machinery — 1.9%
2,949	Caterpillar, Inc.	264,172
797	Cummins, Inc.	86,355

1,766	Deere & Co.	152,618
807	Dover Corp.	53,028
225	Flowserve Corp.	33,030
1,923	Illinois Tool Works, Inc.	116,938
1,262	Ingersoll-Rand plc, (Ireland)	60,526
477	Joy Global, Inc.	30,423
1,592	PACCAR, Inc.	71,974
501	Pall Corp.	30,190
673	Parker Hannifin Corp.	57,245
948	Pentair Ltd., (Switzerland)	46,594

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Machinery — Continued
263	Snap-on, Inc.	20,774
761	Stanley Black & Decker, Inc.	56,291
838	Xylem, Inc.	22,710

		1,102,868

	Professional Services — 0.1%
201	Dun & Bradstreet Corp. (The)	15,808
539	Equifax, Inc.	29,171
635	Robert Half International, Inc.	20,206

		65,185

	Road & Rail — 0.8%
4,651	CSX Corp.	91,764
1,425	Norfolk Southern Corp.	88,122
230	Ryder System, Inc.	11,484
2,121	Union Pacific Corp.	266,652

		458,022

	Trading Companies & Distributors — 0.2%
1,216	Fastenal Co. (c)	56,775
269	W.W. Grainger, Inc.	54,437

		111,212

	Total Industrials	5,816,908

	Information Technology — 18.8%
	Communications Equipment — 2.0%
23,941	Cisco Systems, Inc.	470,441
356	F5 Networks, Inc. (a)	34,585
512	Harris Corp.	25,067
1,055	JDS Uniphase Corp. (a)	14,285
2,325	Juniper Networks, Inc. (a)	45,733
1,265	Motorola Solutions, Inc.	70,435
7,684	QUALCOMM, Inc.	476,562

		1,137,108

	Computers & Peripherals — 4.9%
4,242	Apple, Inc.	2,261,113
6,580	Dell, Inc.	66,655

9,499	EMC Corp. (a)	240,325
8,866	Hewlett-Packard Co.	126,341
1,616	NetApp, Inc. (a)	54,217
1,090	SanDisk Corp. (a)	47,480
1,515	Seagate Technology plc, (Ireland)	46,177
989	Western Digital Corp.	42,023

		2,884,331

	Electronic Equipment, Instruments & Components — 0.4%
723	Amphenol Corp., Class A	46,778
6,664	Corning, Inc.	84,100

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electronic Equipment, Instruments & Components — Continued
676	FLIR Systems, Inc.	15,081
843	Jabil Circuit, Inc.	16,261
623	Molex, Inc.	17,027
1,905	TE Connectivity Ltd., (Switzerland)	70,714

		249,961

	Internet Software & Services — 2.2%
800	Akamai Technologies, Inc. (a)	32,728
5,251	eBay, Inc. (a)	267,906
1,200	Google, Inc., Class A (a)	851,244
700	VeriSign, Inc. (a)	27,174
4,693	Yahoo!, Inc. (a)	93,391

		1,272,443

	IT Services — 3.8%
2,879	Accenture plc, (Ireland), Class A	191,453
2,189	Automatic Data Processing, Inc.	124,795
1,354	Cognizant Technology Solutions Corp., Class A (a)	100,264
701	Computer Sciences Corp.	28,075
1,124	Fidelity National Information Services, Inc.	39,126
602	Fiserv, Inc. (a)	47,576
4,789	International Business Machines Corp.	917,333
482	MasterCard, Inc., Class A	236,797
1,459	Paychex, Inc.	45,433
1,280	SAIC, Inc.	14,490
763	Teradata Corp. (a)	47,222
725	Total System Services, Inc.	15,529
2,351	Visa, Inc., Class A	356,365
2,690	Western Union Co. (The)	36,611

		2,201,069

	Office Electronics — 0.1%
5,698	Xerox Corp.	38,860

	Semiconductors & Semiconductor Equipment — 2.0%
2,729	Advanced Micro Devices, Inc. (a)	6,550
1,446	Altera Corp.	49,800
1,359	Analog Devices, Inc.	57,160
5,401	Applied Materials, Inc.	61,787
2,340	Broadcom Corp., Class A (a)	77,711
271	First Solar, Inc. (a)	8,368
22,438	Intel Corp.	462,896
751	KLA-Tencor Corp.	35,868
773	Lam Research Corp. (a)	27,928
1,043	Linear Technology Corp.	35,775
2,495	LSI Corp. (a)	17,665

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	JPMORGAN INSURANCE TRUST	9

JPMorgan Insurance Trust Equity Index Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Semiconductors & Semiconductor Equipment — Continued
878	Microchip Technology, Inc.	28,614
4,588	Micron Technology, Inc. (a)	29,134
2,818	NVIDIA Corp.	34,633
847	Teradyne, Inc. (a)	14,306
5,054	Texas Instruments, Inc.	156,371
1,177	Xilinx, Inc.	42,254

		1,146,820

	Software — 3.4%
2,232	Adobe Systems, Inc. (a)	84,102
1,013	Autodesk, Inc. (a)	35,810
643	BMC Software, Inc. (a)	25,501
1,512	CA, Inc.	33,234
842	Citrix Systems, Inc. (a)	55,361
1,376	Electronic Arts, Inc. (a)	19,993
1,255	Intuit, Inc.	74,673
34,157	Microsoft Corp.	913,017
16,950	Oracle Corp.	564,774
872	Red Hat, Inc. (a)	46,181
589	Salesforce.com, Inc. (a)	99,011
3,129	Symantec Corp. (a)	58,856

		2,010,513

	Total Information Technology	10,941,105

	Materials — 3.6%
	Chemicals — 2.5%
960	Air Products & Chemicals, Inc.	80,659
317	Airgas, Inc.	28,939
284	CF Industries Holdings, Inc.	57,697
5,408	Dow Chemical Co. (The)	174,787
4,205	E.I. du Pont de Nemours & Co.	189,099
692	Eastman Chemical Co.	47,091
1,189	Ecolab, Inc.	85,489
620	FMC Corp.	36,282
368	International Flavors & Fragrances, Inc.	24,487

1,712	LyondellBasell Industries N.V., (Netherlands), Class A	97,738
2,411	Monsanto Co.	228,201
1,248	Mosaic Co. (The)	70,674
691	PPG Industries, Inc.	93,527
1,340	Praxair, Inc.	146,663
386	Sherwin-Williams Co. (The)	59,375
543	Sigma-Aldrich Corp.	39,954

		1,460,662

	Construction Materials — 0.1%
584	Vulcan Materials Co.	30,397

SHARES	SECURITY DESCRIPTION	VALUE($)

	Containers & Packaging — 0.1%
694	Ball Corp.	31,057
466	Bemis Co., Inc.	15,592
742	Owens-Illinois, Inc. (a)	15,782
877	Sealed Air Corp.	15,356

		77,787

	Metals & Mining — 0.7%
4,812	Alcoa, Inc.	41,768
484	Allegheny Technologies, Inc.	14,694
643	Cliffs Natural Resources, Inc.	24,794
4,281	Freeport-McMoRan Copper & Gold, Inc.	146,410
2,239	Newmont Mining Corp.	103,979
1,432	Nucor Corp.	61,834
651	United States Steel Corp.	15,540

		409,019

	Paper & Forest Products — 0.2%
1,980	International Paper Co.	78,883
788	MeadWestvaco Corp.	25,114

		103,997

	Total Materials	2,081,862

	Telecommunication Services — 3.0%
	Diversified Telecommunication Services — 2.7%
25,612	AT&T, Inc.	863,380
2,815	CenturyLink, Inc.	110,123
4,502	Frontier Communications Corp.	19,268
12,869	Verizon Communications, Inc.	556,842
2,652	Windstream Corp.	21,959

		1,571,572

	Wireless Telecommunication Services — 0.3%
1,322	Crown Castle International Corp. (a)	95,396
1,428	MetroPCS Communications, Inc. (a)	14,194

13,549	Sprint Nextel Corp. (a)	76,823

		186,413

	Total Telecommunication Services	1,757,985

	Utilities — 3.4%
	Electric Utilities — 2.0%
2,188	American Electric Power Co., Inc.	93,384
3,176	Duke Energy Corp.	202,629
1,469	Edison International	66,384
801	Entergy Corp.	51,064
3,852	Exelon Corp.	114,559
1,886	FirstEnergy Corp.	78,759
1,908	NextEra Energy, Inc.	132,015

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Electric Utilities — Continued
1,416	Northeast Utilities	55,337
1,035	Pepco Holdings, Inc.	20,296
495	Pinnacle West Capital Corp.	25,235
2,623	PPL Corp.	75,097
3,942	Southern Co. (The)	168,757
2,199	Xcel Energy, Inc.	58,735

		1,142,251

	Gas Utilities — 0.1%
531	AGL Resources, Inc.	21,224
923	ONEOK, Inc.	39,458

		60,682

	Independent Power Producers & Energy Traders — 0.1%
2,784	AES Corp. (The)	29,789
1,453	NRG Energy, Inc.	33,404

		63,193

	Multi-Utilities — 1.2%
1,094	Ameren Corp.	33,608
1,927	CenterPoint Energy, Inc.	37,095
1,190	CMS Energy Corp. (c)	29,012
1,321	Consolidated Edison, Inc.	73,368
2,591	Dominion Resources, Inc.	134,214
776	DTE Energy Co.	46,599
351	Integrys Energy Group, Inc.	18,329
1,397	NiSource, Inc.	34,771
1,939	PG&E Corp.	77,909
2,281	Public Service Enterprise Group, Inc.	69,799
594	SCANA Corp.	27,110
1,014	Sempra Energy	71,933
918	TECO Energy, Inc.	15,386

SHARES	SECURITY DESCRIPTION	VALUE($)

	Multi-Utilities — Continued
1,037	Wisconsin Energy Corp.	38,213

		707,346

	Total Utilities	1,973,472

	Total Common Stocks (Cost $42,900,935)	57,450,889

Short-Term Investments— 1.5%
	Investment Company — 1.4%
806,028	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.100% (b) (l) (m)	806,028

PRINCIPAL AMOUNT($)
	U.S. Treasury Obligation — 0.1%
65,000	U.S. Treasury Bill, 0.050%, 02/14/13 (k) (n)	64,998

	Total Short-Term Investments (Cost $871,023)	871,026

SHARES
Investment of Cash Collateral for Securities on Loan — 0.1%
	Investment Company — 0.1%
35,500	JPMorgan Prime Money Market Fund, Capital Shares, 0.110% (b) (l) (Cost $35,500)	35,500

	Total Investments — 100.1% (Cost $43,807,458)	58,357,415
	Liabilities in Excess of Other Assets — (0.1)%	(52,722)

	NET ASSETS — 100.0%	$58,304,693

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/12	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
12	E-mini S&P 500	03/15/13	$852,060	$(3,252)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	JPMORGAN INSURANCE TRUST	11

JPMorgan Insurance Trust Equity Index Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (continued)

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	— Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.
(g)	— Amount rounds to less than 0.1%.
(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(l)	— The rate shown is the current yield as of December 31, 2012.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

(n)	— The rate shown is the effective yield at the date of purchase.
(q)	— Investment in affiliate. This security is included in an index in which the Portfolio, as an index fund, invests.

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2012

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2012

Equity Index Portfolio
ASSETS:
Investments in non-affiliates, at value	$56,762,242
Investments in affiliates, at value	1,595,173

Total investment securities, at value	58,357,415
Receivables:
Investment securities sold	8,528
Portfolio shares sold	151
Dividends from non-affiliates	63,883
Dividends from affiliates	55
Securities lending income	3
Variation margin on futures contracts	21,660
Due from Administrator	631
Other assets	135

Total Assets	58,452,461

LIABILITIES:
Payables:
Due to custodian	450
Collateral for securities lending program	35,500
Portfolio shares redeemed	56,866
Accrued liabilities:
Investment advisory fees	8,435
Custodian and accounting fees	4,114
Trustees’ and Chief Compliance Officer’s fees	176
Printing and mailing costs	13,566
Audit fees	27,963
Other	698

Total Liabilities	147,768

Net Assets	$58,304,693

NET ASSETS :
Paid-in-capital	$49,074,571
Accumulated undistributed net investment income	1,180,947
Accumulated net realized gains (losses)	(6,497,530)
Net unrealized appreciation (depreciation)	14,546,705

Total Net Assets	$58,304,693

Outstanding units of beneficial interest (shares)
(unlimited number of shares authorized, no par value)	4,703,724

Net asset value, offering and redemption price per share (a):	$12.40

Cost of investments in non-affiliates	$42,326,540
Cost of investments in affiliates	1,480,918
Value of securities on loan	35,044

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	JPMORGAN INSURANCE TRUST	13

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2012

Equity Index Portfolio
INVESTMENT INCOME:
Dividend income from non-affiliates	$1,438,558
Dividend income from affiliates	23,736
Interest income from non-affiliates	52
Income from securities lending (net)	111

Total investment income	1,462,457

EXPENSES:
Investment advisory fees	158,823
Administration fees	55,061
Custodian and accounting fees	42,314
Interest expense to affiliates	44
Professional fees	53,671
Trustees’ and Chief Compliance Officer’s fees	354
Printing and mailing costs	13,490
Transfer agent fees	2,520
Other	11,134

Total expenses	337,411

Less amounts waived	(84,351)

Net expenses	253,060

Net investment income (loss)	1,209,397

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	4,510,954
Investment in affiliates	57,221
Futures	82,836

Net realized gains (losses)	4,651,011

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	3,519,575
Investments in affiliates	157,829
Futures	(14,000)

Change in net unrealized appreciation/depreciation	3,663,404

Net realized/unrealized gains (losses)	8,314,415

Change in net assets resulting from operations	$9,523,812

SEE NOTES TO FINANCIAL STATEMENTS.

14	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2012

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Equity Index Portfolio
	Year Ended 12/31/2012	Year Ended 12/31/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,209,397	$1,213,672
Net realized gain (loss)	4,651,011	1,791,024
Change in net unrealized appreciation/depreciation	3,663,404	(1,462,843)

Change in net assets resulting from operations	9,523,812	1,541,853

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,198,609)	(1,278,018)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	$1,802,034	$3,282,256
Dividends and distributions reinvested	1,198,609	1,278,018
Cost of shares redeemed	(20,209,373)	(16,509,932)

Total change in net assets resulting from capital transactions	$(17,208,730)	$(11,949,658)

NET ASSETS:
Change in net assets	(8,883,527)	(11,685,823)
Beginning of period	67,188,220	78,874,043

End of period	$58,304,693	$67,188,220

Accumulated undistributed net investment income	$1,180,947	$1,195,161

SHARE TRANSACTIONS:
Issued	154,619	315,176
Reinvested	102,096	113,300
Redeemed	(1,699,371)	(1,496,562)

Change in Shares	(1,442,656)	(1,068,086)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	JPMORGAN INSURANCE TRUST	15

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income
Equity Index Portfolio
Year Ended December 31, 2012	$10.93	$0.23	(d)	$1.46		$1.69	$(0.22)
Year Ended December 31, 2011	10.93	0.19	(d)	—	(e)	0.19	(0.19)
Year Ended December 31, 2010	9.75	0.16	(d)	1.23		1.39	(0.21)
Year Ended December 31, 2009	7.93	0.20		1.83		2.03	(0.21)
Year Ended December 31, 2008	12.87	0.21	(d)	(4.93)		(4.72)	(0.22)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.
(e)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

16	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (a)	Net assets, end of period	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$12.40	15.58%	$58,304,693	0.40%	1.90%	0.53%	3%
10.93	1.71	67,188,220	0.40	1.69	0.50	4
10.93	14.41	78,874,043	0.40	1.67	0.60	11
9.75	26.44	82,015,865	0.40	2.25	0.62	13
7.93	(37.21)	74,329,183	0.40	1.95	0.52	12

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	JPMORGAN INSURANCE TRUST	17

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2012

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Equity Index Portfolio	Class 1	Diversified

The investment objective of the Portfolio is to seek investment results that correspond to the aggregate price and dividend performance of securities in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index).

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. The value of securities listed on The NASDAQ Stock Market LLC is generally the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Certain investments of the Portfolio may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Portfolio to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at each investment company’s net asset value per share as of the report date.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Portfolio’s securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) , a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. (“JPMAM”), which is a wholly-owned subsidiary of JPMorgan, JPMAM’s Legal and Compliance, JPMAM’s Risk Management and the Portfolio’s Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Portfolio’s valuation policies.

The VC or Board of Trustees, as applicable, primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and

18	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2012

for discussing and assessing Fair Values on an ongoing and at least a quarterly basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

The various inputs that are used in determining the fair value of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$58,292,417	$64,998	$—	$58,357,415

Depreciation in Other Financial Instruments
Futures Contracts	$(3,252)	$—	$—	$(3,252)

(a)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOI. Level 2 consists of a U.S. Treasury Bill that is held for futures collateral. Please refer to the SOI for industry specifics of portfolio holdings.

There were no transfers between Levels 1 and 2 during the year ended December 31, 2012.

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	Balance as of 12/31/11		Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of 12/31/12
Investments in Securities
Common Stocks — Consumer Discretionary	$—	(a)	$(690)	$—	$—	$858	$(168)	$—	$—	$—
Preferred Stocks — Consumer Discretionary	—	(a)	(5)	—	—	23	(18)	—	—	—

Total	$—	(a)	$(695)	$—	$—	$881	$(186)	$—	$—	$—

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.
(a)	Value is zero.

B. Restricted and Illiquid Securities — Certain securities held by the Portfolio may be subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Portfolio.

As of December 31, 2012, the Portfolio did not hold any restricted or illiquid securities.

C. Futures Contracts — The Portfolio uses index futures contracts to gain or reduce exposure to its index, maintain liquidity and minimize transaction costs. The Portfolio also buys futures contracts to immediately invest incoming cash in the market or sells futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Portfolio to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Portfolio is required to

DECEMBER 31, 2012	JPMORGAN INSURANCE TRUST	19

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2012 (continued)

deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Portfolio periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The Portfolio may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

The table below discloses the volume of the Portfolio’s futures contracts activity during the year ended December 31, 2012:

Futures Contracts:
Average Notional Balance Long	$811,715
Ending Notional Balance Long	852,060

D. Investment Transactions with Affiliates — An issuer which is under common control with the Portfolio may be considered an affiliate. For the purposes of the financial statements, the Portfolio assumes the following to be affiliated issuers:

	For the year ended December 31, 2012
Affiliate	Value at December 31, 2011	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2012	Value at December 31, 2012
JPMorgan Chase & Co. (Common stock)*	$739,247	$5,511	$206,163	$57,221	$22,846	17,140	$753,645
JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares	406,181	14,590,895	14,191,048	—	890	806,028	806,028
JPMorgan Prime Money Market Fund, Capital Shares**	99,122	57,352	120,974	—	111	35,500	35,500

Total	$1,244,550			$57,221	$23,847		$1,595,173

*	Security is included in an index in which the Portfolio, as an index fund, invests.
**	Represents investment of cash collateral related to securities on loan, as described in Note 2.E. Divided income earned from this investment is included in Income from securities lending (net) in the Statement of Operations.

E. Securities Lending — The Portfolio may lend securities to brokers approved by the Advisor in order to generate additional income. Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending (“GSAL”), serves as lending agent for the Portfolio pursuant to a Securities Lending Agreement (the “GSAL Securities Lending Agreement”). The Portfolio receives cash collateral, which is invested in Capital Shares of the JPMorgan Prime Money Market Fund (“Collateral Investments”). Upon termination of the loan, the Portfolio is required to return to the borrower the posted cash collateral. Loans are subject to termination by the Portfolio or the borrower at any time.

Securities lending income is comprised of income earned on Collateral Investments, net amount of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statement of Operations. The Portfolio also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statement of Operations.

For the year ended December 31, 2012, the Portfolio earned $89 from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below.

At the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. dollar-denominated securities, plus accrued interest. The GSAL Securities Lending Agreement requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% of the value of loaned securities.

20	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2012

The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of Collateral Investments are disclosed in the SOI. At December 31, 2012, the value of outstanding securities on loan and the value of Collateral Investments were as follows:

Value of Securities on Loan	Cash Collateral Posted by Borrower		Total Value of Collateral Investments
$35,044	$35,500	*	$35,500

*	Subsequent to December 31, 2012, additional collateral was received from the borrower.

The Portfolio bears the risk of loss associated with the Collateral Investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments declines below the amount owed to a borrower, the Portfolio may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Portfolio may use leverage (borrow money) to repay the borrower for cash collateral posted if the Advisor does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, GSAL has agreed to indemnify the Portfolio from losses resulting from a borrower’s failure to return a loaned security.

The Advisor waived fees associated with the Portfolio’s investment in JPMorgan Prime Money Market Fund in the amount of $46. This amount offsets the administration fees and shareholder servicing fees incurred by JPMorgan Prime Money Market Fund related to the Portfolio’s investment in such fund. A portion of the waiver is voluntary.

F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

G. Allocation of Expenses — Expenses directly attributable to the Portfolio are charged directly to the Portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios.

H. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Portfolio’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

I. Distributions to Shareholders — Distributions from net investment income and net realized capital gains, if any, are generally declared and paid at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gains (Losses)
$—	$(25,002)	$25,002

The reclassifications for the Portfolio relate primarily to distributions from investments in real estate investment trusts.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual rate of 0.25%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075%

DECEMBER 31, 2012	JPMORGAN INSURANCE TRUST	21

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2012 (continued)

of the average daily net assets in excess of $25 billion of all such funds. For the year ended December 31, 2012, the annual effective rate was 0.09% of the Portfolio’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

The Administrator waived Administration fees as outlined in Note 3.E.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares. The Distributor receives no compensation in its capacity as the Portfolio’s underwriter.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

E. Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.40% of the Portfolio’s average daily net assets.

The expense limitation agreements were in effect for the year ended December 31, 2012. The contractual expense limitation percentage above is in place until at least April 30, 2013.

For the year ended December 31, 2012, the Portfolio’s service providers waived fees for the Portfolio as follows. None of these parties expect the Portfolio to repay any such waived fees in future years.

Contractual Waivers
Investment Advisory	Administration	Total
$43,033	$40,217	$83,250

Additionally, the Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and the Distributor waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the year ended December 31, 2012 (excluding the waiver disclosed in Note 2.E. regarding cash collateral for securities lending invested in JPMorgan Prime Money Market Fund) was $1,101.

F. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with Federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended December 31, 2012, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party broker-dealers. For the year ended December 31, 2012, the Portfolio did not incur any brokerage commissions with broker-dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended December 31, 2012, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$1,977,759	$19,447,747

During the year ended December 31, 2012, there were no purchases or sales of U.S. Government securities.

22	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2012

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at December 31, 2012 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$52,557,518	$7,646,890	$1,846,993	$5,799,897

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to non-taxable special dividends, return of capital from investments in real estate investment trusts, and wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended December 31, 2012 was as follows:

Total Distributions Paid From:
Ordinary Income	Total Distributions Paid
$1,198,609	$1,198,609

The tax character of distributions paid during the fiscal year ended December 31, 2011 was as follows:

Total Distributions Paid From:
Ordinary Income	Total Distributions Paid
$1,278,018	$1,278,018

As of December 31, 2012, the components of net assets (excluding paid-in-capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$1,184,156	$2,249,277	$5,799,897

The cumulative timing differences primarily consist of trustee deferred compensation, mark to market of futures contracts, non-taxable special dividends, return of capital from investments in real estate investment trusts adjustments, and wash sale loss deferrals.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Portfolio after December 31, 2010 may get carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to the Act, net capital losses incurred by the Portfolio were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2012, the Portfolio did not have any post-enactment or pre-enactment net capital loss carryforwards.

During the year ended December 31, 2012, the Portfolio utilized capital loss carryforwards in the amount of $1,879,959.

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 11, 2013.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility at December 31, 2012, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

DECEMBER 31, 2012	JPMORGAN INSURANCE TRUST	23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Insurance Trust and Shareholders of JPMorgan Insurance Trust Equity Index Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Insurance Trust Equity Index Portfolio (a separate Portfolio of JPMorgan Insurance Trust) (hereafter referred to as the “Portfolio”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 15, 2013

24	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2012

TRUSTEES

(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	170	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Chairman effective 2013; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999-present); President, Adelphi University (New York) (1998-1999).	170	Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present); Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	170	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	170	Director, Center for Communication, Hearing, and Deafness (1990-present).

Mary E. Martinez (1960); Trustee of Trust effective January 1, 2013	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-Present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	170	Member, New York City Center Advisory Council (oversees public performing arts facilities) (2006-Present)

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	170	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trust effective January 1, 2013	Retired (2005-Present); President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	170	Director, Sun Life Financial (SLF) (2007 to Present) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010)

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	170	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	170	Trustee, American University in Cairo (1999-present); Chairman, Darthmouth-Hitchcock Medical Center (2013-present); Trustee, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, Carleton College (2002-2010).

DECEMBER 31, 2012	JPMORGAN INSURANCE TRUST	25

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo*** (1946); Trustee of Trust effective February 1, 2013	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	170	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-Present)

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	170	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	170	None.
Interested Trustee Not Affiliated With the Adviser

Frankie D. Hughes** (1952), Trustee of Trust since 2008.	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	170	Trustee, The Victory Portfolios (2000-2008).

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Mr. Morton should continue to serve until December 31, 2014. In order to fill the vacancies created by the retirement of the Fergus Reid, III, William J. Armstrong, and Leonard J. Spalding, Jr., effective December 31, 2012, the Board appointed Ms. Martinez and Mr. Merin to serve as Trustees effective January 1, 2013 and Marian U. Pardo to serve as Trustee effective February 1, 2013.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (170 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Funds’ investment advisor, is a wholly-owned subsidiary of JPMorgan Chase & Co. Five other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisors (not affiliated with JPMorgan) that are under common control with subadvisors to certain J.P. Morgan Funds.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she will irrevocably waive effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which will end January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

26	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2012

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Patricia A. Maleski (1960), President and Principal Executive Officer (2010)	Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)	Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Kathryn A. Jackson (1962), AML Compliance Officer (2012)*	Vice President and AML Compliance Manager for JPMorgan Asset Management Compliance since 2011; Senior On-Boarding Specialist for JPMorgan Distribution Services, Inc. in Global Liquidity from 2008 to 2011; prior to joining JPMorgan, Ms. Jackson was a Financial Services Analyst responsible for on-boarding, compliance and training with Nationwide Securities LLC and 1717 Capital Management Company, both registered broker-dealers, from 2005 until 2008.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Executive Director, JPMorgan Funds Management, Inc. from July 2012; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Jeffrey D. House (1972), Assistant Treasurer (2006)**	Vice President, JPMorgan Funds Management, Inc. since July 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Jeffery Reedy (1973), Assistant Treasurer (2011)**	Vice President, JPMorgan Funds Management, Inc. since February 2006.

Julie A. Roach (1971), Assistant Treasurer (2012)**	Vice President, JPMorgan Funds Management, Inc. from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. from September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 500 Stanton Christiana Road, Ops 1, Floor 02, Newark, DE 19173-2107.

**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

DECEMBER 31, 2012	JPMORGAN INSURANCE TRUST	27

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs: including investment advisory fees, administration fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Portfolio at the beginning of the reporting period, July 1, 2012, and continued to hold your shares at the end of the reporting period, December 31, 2012.

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During the Period*	Annualized Expense Ratio
Equity Index Portfolio
Actual	$1,000.00	$1,058.00	$2.07	0.40%
Hypothetical	1,000.00	1,023.13	2.03	0.40

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

28	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2012

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2012, at which the Trustees considered the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment subcommittees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 23, 2012.

The Trustees, as part of their review of the investment advisory arrangements for the J.P. Morgan Funds, considered and reviewed performance and other information received from the Advisor on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information included the Portfolio’s performance compared to the performance of the Portfolio’s peers and benchmarks and analyses by the Advisor of the Portfolio’s performance. The Advisor also periodically provides comparative information regarding the Portfolio’s expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Advisor, including, with respect to the Portfolio, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Portfolio and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Portfolio and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Advisor from the Portfolio under the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Portfolio and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to the Portfolio by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio and the infrastructure supporting the team. The Trustees also considered information provided by the Advisor and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Portfolio. The Trustees also reviewed information relating to the Advisor’s risk governance model and reports showing the Advisor’s compliance structure and ongoing compliance processes. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Portfolio gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Portfolio, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to questions or concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by the Advisor.

DECEMBER 31, 2012	JPMORGAN INSURANCE TRUST	29

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

Costs of Services Provided and Profitability to the Advisor and its Affiliates

The Trustees received and considered information regarding the profitability to the Advisor and its affiliates in providing services to the Portfolio. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates’ revenues from the contractual services provided to the Portfolio, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Portfolio.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Portfolio. The Board considered that the Advisor does not currently use third-party soft dollar arrangements with respect to securities transactions it executes for the Portfolio.

The Trustees also considered that JPMFM earns fees from the Portfolio for providing administrative services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Portfolio does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Advisor, and that the Portfolio benefits from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Portfolio’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Portfolio had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Advisor for investment management styles substantially similar to that of the Portfolio. The Trustees also considered the complexity of investment management for the Portfolio relative to the Advisor’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to the Portfolio in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Portfolio in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Portfolio within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Portfolio’s Universe Group. As part of this review, the Trustees also reviewed the Portfolio’s performance against its benchmark and considered the performance information provided for the Portfolio at regular Board meetings by the Advisor. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Portfolio’s performance are summarized below:

The Trustees noted the Portfolio’s performance was in the third quintile for each of the one-, three-, and five-year periods ended December 31, 2011. The Trustees discussed the performance and investment strategy of the Portfolio with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Portfolio to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Portfolio. The Trustees recognized that Lipper reported the Portfolio’s management fee rate as the combined contractual

30	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2012

advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Portfolio. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Portfolio and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’

determinations as a result of the review of the Portfolio’s advisory fees and expense ratios are summarized below:

The Trustees noted that the Portfolio’s net advisory fee and actual total expenses were in the second and third quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

DECEMBER 31, 2012	JPMORGAN INSURANCE TRUST	31

TAX LETTER

(Unaudited)

Certain tax information for the Portfolio is required to be provided to shareholders based upon the Portfolio’s income and distributions for the taxable year ended December 31, 2012. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2012. The information necessary to complete your income tax returns for the calendar year ending December 31, 2012 will be received under separate cover.

Dividends Received Deductions (DRD)

100.00% of ordinary income distributions were eligible for the 70% dividend received deduction for corporate rate shareholders for the fiscal year ended December 31, 2012.

32	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2012

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2013. All rights reserved. December 2012.	AN-JPMITEIP-1212

Annual Report

JPMorgan Insurance Trust

December 31, 2012

JPMorgan Insurance Trust International Equity Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered through qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

JANUARY 23, 2013 (Unaudited)

Dear Shareholder:

Despite periods of volatility, equity markets in most parts of the world rallied during the twelve months ended December 31, 2012. Improving U.S. economic data, particularly in the housing market, and accommodative policies from central banks around the world helped support investors’ appetite for risk. Stock markets carried their positive momentum into 2013 as investors reacted positively to the “fiscal cliff” bill and recent industry fund flows into equity strategies suggest that many investors are becoming more optimistic.

“Stock markets carried their positive momentum into 2013 as investors reacted positively to the “fiscal cliff” bill and recent industry fund flows into equity strategies suggest that many investors are becoming more optimistic.”

However, many of the catalysts for uncertainty in 2012 are likely to continue in 2013. The upcoming debate about the debt ceiling and budget resolutions is likely to create additional political gridlock in Washington. Europe’s debt crisis still looms, tensions in the Middle East continue and economic growth remains tepid. Accordingly, central banks around the world have indicated their continued commitment to accommodative policies.

U.S. Treasury Yields Remain Low

Yields for U.S. Treasury securities remained at historically low levels throughout 2012. The yield for 10-year U.S. Treasury securities ended December 2012 at 1.8%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.3% and 3.0%, respectively. As the low interest rate environment persists, an increasing amount of fixed income investors are turning to asset classes like high yield bonds and emerging market debt in search of higher yielding securities. Higher demand for these securities as well as strong fundamentals led to positive returns for high yield bonds and emerg ing market debt during the twelve months ended December 31, 2012.

International Stocks Outperform

Stock returns across market capitalizations, countries and investment styles varied during the reporting period. While the debt crisis in Europe impacted equities in all corners of the world, it had the most significant impact on international stocks, which rose and fell with investors’ changing perception about the viability of corrective actions taken by the European Central Bank (“ECB”). Investors’ positive reaction to the ECB’s plan to purchase 1-3 year bonds issued by the governments of troubled European countries calmed markets and helped international stocks outperform U.S. stocks. Emerging markets stocks, weighed down by concerns about a “hard landing” in China for much of the reporting period, also received a boost from the ECB’s announcement and outperformed U.S. equities during the twelve months ended December 31, 2012.

Investment Implications for the U.S. Debt and Deficit Negotiations

On January 1, 2013, the U.S. Senate and House of Representatives approved a “fiscal cliff” package. Equities moved higher in the wake of this deal, but markets could become volatile as the remaining issues come into focus over the coming months. Negotiations surrounding the debt ceiling are ongoing, while the issue of long-term entitlement spending remains. Given these unresolved issues, an appropriately balanced mix of stocks, bonds, as well as alternatives, should help cushion portfolios if markets become volatile.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

[1]	The returns of the MSCI EAFE and MSCI EM Indexes are gross of foreign withholding taxes

DECEMBER 31, 2012	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust International Equity Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 1 Shares)*	21.06%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index (net of foreign withholding taxes)	17.32%

Net Assets as of 12/31/2012	$33,064,984

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust International Equity Portfolio (the “Portfolio”) seeks to provide high total return from a portfolio of equity securities of foreign companies. Total return consists of capital growth and current income.

HOW DID THE MARKET PERFORM?

2012 was a strong year for equity markets. Despite lingering concerns about Europe, continued regulatory uncertainty, slower growth in China and political gridlock in the U.S., equities in most parts of the world achieved double-digit gains for the year as monetary authorities world-wide launched a series of initiatives designed to stimulate growth and the U.S. economy continued to show signs of improving. In Europe, the European Central Bank (“ECB”) committed to doing whatever it took to preserve the euro, as it cut rates and introduced new programs designed to aid struggling euro zone members. In the U.S., the Federal Reserve continued with quantitative easing measures even as the housing market showed signs of recovery and the employment picture continued to improve, albeit gradually. Chinese policy-makers reversed gears, adopting a more pro-growth stance and, by year-end, data suggested that the world’s second largest economy was once again picking up. The Bank of Japan embarked on a major asset purchase program and the market saw a new pro-growth government come into power late in the year. The MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) finished the twelve months ended December 31, 2012 with a 17.32% gain.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio (Class 1 Shares) outperformed the Benchmark for the twelve months ended December 31, 2012. The Portfolio’s stock selection in the consumer discretionary, materials and information technology sectors was the main contributor to relative performance. The Portfolio’s stock selection in the financials and industrials sectors, its overweight versus the Benchmark in the energy sector and its underweight versus the

Benchmark in the financial sector detracted from relative performance.

Individual contributors to relative performance included the Portfolio’s overweight positions in Lafarge S.A., Samsung Electronics Co., Ltd. and WPP plc. Shares of Lafarge S.A., a France based company that produces and sells building materials, rose as the company made progress in terms of rebuilding its balance sheet and benefited from continued growth in emerging markets, as well as a partial recovery in construction activity in the developed world. Shares of semiconductor, electronics and communications-equipment provider Samsung Electronics Co., Ltd. benefited as the company’s earnings were bolstered by robust sales for its smart phones. Shares of U.K. advertising company WPP plc advanced as events such as the London Olympics and Presidential elections in the U.S. helped sustain revenue growth in 2012.

Individual detractors from relative performance included the Portfolio’s overweight positions versus the Benchmark in BG Group plc, Nidec Corp. and Canon, Inc. Shares of BG Group plc, which is engaged in the exploration, development and production of natural gas and oil, declined following the company’s announcement that project delays would hold back output growth in 2013. Shares of Nidec Corp., a global manufacturer of electric motors, declined after the company lowered its outlook for its fiscal 2013 revenue. Shares of Canon, Inc., a Japanese imaging company, declined, weighed down by concerns about a strong yen, sluggish demand for office equipment, slowing demand in China and a territorial dispute with China, which resulted in the Chinese boycotting Japanese goods.

HOW WAS THE PORTFOLIO POSITIONED?

The portfolio managers focused on stock selection to build a portfolio of international equities. They used bottom-up fundamental research to identify what they believed were attractively priced stocks of well-managed companies with the potential to grow their earnings faster than their industry peers.

2	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2012

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Royal Dutch Shell plc, Class A (Netherlands)	2.8%
2.	HSBC Holdings plc (United Kingdom)	2.6
3.	BHP Billiton Ltd. (Australia)	2.5
4.	Standard Chartered plc (United Kingdom)	2.4
5.	Nestle S.A. (Switzerland)	2.4
6.	Novartis AG (Switzerland)	2.0
7.	Total S.A. (France)	2.0
8.	Roche Holding AG (Switzerland)	2.0
9.	BG Group plc (United Kingdom)	1.9
10.	Honda Motor Co., Ltd. (Japan)	1.7

PORTFOLIO COMPOSITION BY COUNTRY***
United Kingdom	23.6%
Japan	16.9
France	12.9
Switzerland	12.9
Germany	9.3
Netherlands	4.7
China	4.2
Australia	3.5
Hong Kong	2.8
South Korea	1.8
Belgium	1.5
Ireland	1.3
Taiwan	1.0
Spain	1.0
Others (each less than 1.0%)	2.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles gener- ally accepted in the United States of America.
**	The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of December 31, 2012. The Portfolio’s composition is subject to change.

DECEMBER 31, 2012	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust International Equity Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2012

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	1/3/95	21.06%	(1.89)%	7.73%
CLASS 2 SHARES	4/24/09	20.78	(2.07)	7.62

TEN YEAR PERFORMANCE (12/31/02 TO 12/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual Funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

Inception date for Class 1 Shares is January 3, 1995, which is the inception date of JPMorgan International Equity Portfolio (“Predecessor Portfolio”). The JPMorgan Insurance Trust International Equity Portfolio acquired all of the assets and liabilities of the Predecessor Portfolio in a reorganization on April 24, 2009. The Predecessor Portfolio’s performance and financial history have been adopted by the JPMorgan Insurance Trust International Equity Portfolio and have been used since the reorganization. As a result the performance for Class 1 Shares prior to April 25, 2009 is the performance of the Predecessor Portfolio.

Returns for Class 2 Shares prior to April 25, 2009 are based on the performance of Class 1 Shares. The actual returns of Class 2 Shares would have been lower than shown because Class 2 Shares have higher expenses than Class 1 Shares and the Predecessor Portfolio.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust International Equity Portfolio, the MSCI EAFE Index and the Lipper Variable Underlying Funds International Core Funds Index from December 31, 2002 to December 31, 2012. The performance of the Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the MSCI EAFE Index does not reflect the deduction of expenses associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark.

The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper Variable Underlying Funds International Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Portfolio. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding U.S. and Canada. The Lipper Variable Underlying Funds International Core Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Portfolio performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Portfolio may also be subject to the additional risk of “regional” investing, which involves focusing investments in a particular geographic region or regions.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2012

JPMorgan Insurance Trust International Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.4%
	Australia — 3.5%
21,160	BHP Billiton Ltd. (m)	826,096
4,697	Rio Tinto Ltd. (m)	330,241

		1,156,337

	Belgium — 1.5%
5,730	Anheuser-Busch InBev N.V. (m)	498,995

	China — 4.2%
422,000	China Construction Bank Corp., Class H (m)	344,864
139,000	CNOOC Ltd. (m)	306,219
515,500	Industrial & Commercial Bank of China Ltd., Class H (m)	372,076
23,000	Ping An Insurance Group Co. of China Ltd., Class H (m)	196,183
36,400	Sands China Ltd. (m)	162,732

		1,382,074

	France — 12.8%
5,993	Accor S.A. (m)	213,752
22,449	AXA S.A. (m)	403,089
5,289	BNP Paribas S.A. (m)	301,103
3,245	Imerys S.A. (m)	208,130
4,910	Lafarge S.A. (m)	317,050
2,142	LVMH Moet Hennessy Louis Vuitton S.A. (m)	395,321
2,663	Pernod-Ricard S.A. (m)	308,964
1,750	PPR (m)	328,669
5,157	Sanofi (m)	489,038
4,132	Schneider Electric S.A. (m)	302,631
2,650	Technip S.A. (m)	306,435
12,726	Total S.A. (m)	662,170

		4,236,352

	Germany — 7.2%
3,100	Allianz SE (m)	432,130
5,080	Bayer AG (m)	484,438
2,670	Fresenius Medical Care AG & Co. KGaA (m)	184,262
1,859	Linde AG (m)	325,229
6,798	SAP AG (m)	546,645
3,800	Siemens AG (m)	415,532

		2,388,236

	Hong Kong — 2.8%
67,000	Belle International Holdings Ltd. (m)	148,175
25,000	Cheung Kong Holdings Ltd. (m)	388,985
97,000	Hang Lung Properties Ltd. (m)	390,369

		927,529

	Indonesia — 0.3%
127,500	Astra International Tbk PT (m)	100,999

SHARES	SECURITY DESCRIPTION	VALUE($)

	Ireland — 1.3%
29,582	WPP plc (m)	432,169

	Israel — 0.8%
6,830	Teva Pharmaceutical Industries Ltd., ADR (m)	255,032

	Japan — 16.8%
6,500	Canon, Inc. (m)	251,938
5,100	Daikin Industries Ltd. (m)	175,181
3,300	East Japan Railway Co. (m)	213,392
1,800	FANUC Corp. (m)	334,889
15,000	Honda Motor Co., Ltd. (m)	555,520
13,000	Japan Tobacco, Inc. (m)	367,242
18,000	Komatsu Ltd. (m)	461,887
38,000	Kubota Corp. (m)	436,901
4,500	Makita Corp. (m)	209,045
18,000	Mitsubishi Corp. (m)	346,553
3,700	Murata Manufacturing Co., Ltd. (m)	218,268
3,600	Nidec Corp. (m)	210,236
6,000	Omron Corp. (m)	144,020
6,700	Shin-Etsu Chemical Co., Ltd. (m)	408,901
2,000	SMC Corp. (m)	363,309
22,900	Sumitomo Corp. (m)	293,803
10,200	Toyota Motor Corp. (m)	476,301
308	Yahoo! Japan Corp. (m)	99,729

		5,567,115

	Mexico — 0.6%
7,860	America Movil S.A.B. de C.V., Series L, ADR (m)	181,880

	Netherlands — 4.6%
3,360	Akzo Nobel N.V. (m)	222,421
41,443	ING Groep N.V., CVA (a) (m)	393,625
26,539	Royal Dutch Shell plc, Class A (m)	913,477

		1,529,523

	South Korea — 1.8%
620	Hyundai Mobis (a) (m)	168,211
286	Samsung Electronics Co., Ltd. (m)	410,925

		579,136

	Spain — 1.0%
35,376	Banco Bilbao Vizcaya Argentaria S.A. (m)	328,672

	Sweden — 0.9%
10,830	Atlas Copco AB, Class A (m)	300,319

	Switzerland — 12.8%
16,460	ABB Ltd. (a) (m)	341,340
3,060	Cie Financiere Richemont S.A., Class A (m)	240,196
11,670	Credit Suisse Group AG (a) (m)	284,822

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust International Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Switzerland — Continued
4,321	Holcim Ltd. (a) (m)	318,264
11,962	Nestle S.A. (m)	780,442
10,538	Novartis AG (m)	665,720
3,243	Roche Holding AG (m)	655,673
73	SGS S.A. (m)	162,138
19,299	Xstrata plc (m)	336,880
1,675	Zurich Insurance Group AG (a) (m)	448,830

		4,234,305

	Taiwan — 1.0%
19,367	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (m)	332,338

	United Kingdom — 23.5%
98,077	Barclays plc (m)	426,045
37,591	BG Group plc (m)	627,011
9,330	British American Tobacco plc (m)	474,290
17,080	Burberry Group plc (m)	343,333
61,169	Centrica plc (m)	333,842
14,343	GlaxoSmithKline plc (m)	312,280
81,366	HSBC Holdings plc (m)	862,422
39,069	ICAP plc (m)	197,558
11,041	Imperial Tobacco Group plc (m)	428,077
40,270	Marks & Spencer Group plc (m)	252,961
29,050	Meggitt plc (m)	181,904
33,841	Prudential plc (m)	482,821
6,718	Rio Tinto plc (m)	391,832
30,784	Standard Chartered plc (m)	796,682
65,078	Tesco plc (m)	358,487
14,740	Tullow Oil plc (m)	307,291
11,682	Unilever plc (m)	454,090
213,978	Vodafone Group plc (m)	538,640

		7,769,566

	Total Common Stocks (Cost $22,048,108)	32,200,577

Preferred Stocks — 2.0%
	Germany — 2.0%
2,780	Henkel AG & Co. KGaA (m)	228,714
1,970	Volkswagen AG (m)	452,014

	Total Preferred Stocks (Cost $350,587)	680,728

	Total Investments — 99.4% (Cost $22,398,695)	32,881,305
	Other Assets in Excess of Liabilities — 0.6%	183,679

	NET ASSETS — 100.0%	$33,064,984

Percentages indicated are based on net assets.

Summary of Investments by Industry, December 31, 2012

The following table represents the portfolio investments of the Portfolio by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	10.4%
Pharmaceuticals	8.7
Oil, Gas & Consumable Fuels	8.6
Machinery	6.4
Insurance	6.0
Metals & Mining	5.7
Automobiles	4.8
Tobacco	3.9
Food Products	3.8
Textiles, Apparel & Luxury Goods	3.0
Chemicals	2.9
Electrical Equipment	2.6
Construction Materials	2.6
Beverages	2.5
Real Estate Management & Development	2.4
Semiconductors & Semiconductor Equipment	2.3
Wireless Telecommunication Services	2.2
Trading Companies & Distributors	1.9
Multiline Retail	1.8
Software	1.7
Capital Markets	1.5
Media	1.3
Industrial Conglomerates	1.3
Diversified Financial Services	1.2
Hotels, Restaurants & Leisure	1.1
Electronic Equipment, Instruments & Components	1.1
Food & Staples Retailing	1.1
Multi-Utilities	1.0
Others (each less than 1.0%)	6.2

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

ADR	— American Depositary Receipt
CVA	— Dutch Certification

(a)	— Non-income producing security.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

The value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments described in Note 2.A. of the notes to financial statements are $32,112,055 which amounts to 97.7% of total investments.

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2012

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2012

International Equity Portfolio
ASSETS:
Investments in non-affiliates, at value	$32,881,305
Foreign currency, at value	327
Receivables:
Investment securities sold	399,517
Portfolio shares sold	23,904
Dividends from non-affiliates	34,412
Tax reclaims	19,217

Total Assets	33,358,682

LIABILITIES:
Payables:
Due to custodian	148,888
Due to Advisor	13,524
Investment securities purchased	689
Portfolio shares redeemed	72,965
Accrued liabilities:
Distribution fees	13
Custodian and accounting fees	11,512
Trustees’ and Chief Compliance Officer’s fees	13
Audit fees	30,622
Other	15,472

Total Liabilities	293,698

Net Assets	$33,064,984

NET ASSETS:
Paid-in-capital	$25,118,072
Accumulated undistributed net investment income	641,890
Accumulated net realized gains (losses)	(3,177,789)
Net unrealized appreciation (depreciation)	10,482,811

Total Net Assets	$33,064,984

Net Assets:
Class 1	$33,003,010
Class 2	61,974

Total	$33,064,984

Outstanding units of beneficial interest (shares)
(unlimited number of shares authorized, no par value):
Class 1	3,140,974
Class 2	5,842

Net Asset Value, offering and redemption price per share (a):
Class 1	$10.51
Class 2	10.61

Cost of investments in non-affiliates	$22,398,695
Cost of foreign currency	258

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	JPMORGAN INSURANCE TRUST	7

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2012

International Equity Portfolio
INVESTMENT INCOME:
Dividend income from non-affiliates	$1,044,525
Dividend income from affiliates	41
Foreign taxes withheld	(71,501)

Total investment income	973,065

EXPENSES:
Investment advisory fees	194,281
Administration fees	28,054
Distribution fees — Class 2	140
Custodian and accounting fees	69,901
Professional fees	59,190
Trustees’ and Chief Compliance Officer’s fees	281
Printing and mailing costs	21,918
Transfer agent fees	6,453
Other	7,728

Total expenses	387,946

Less amounts waived	(34,849)
Less expense reimbursements	(19,498)

Net expenses	333,599

Net investment income (loss)	639,466

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(256,948)
Foreign currency transactions	2,630

Net realized gain (loss)	(254,318)

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	5,770,717
Foreign currency translations	1,991

Change in net unrealized appreciation/depreciation	5,772,708

Net realized/unrealized gains (losses)	5,518,390

Change in net assets resulting from operations	$6,157,856

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2012

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	International Equity Portfolio
	Year Ended 12/31/2012	Year Ended 12/31/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$639,466	$705,933
Net realized gain (loss)	(254,318)	634,463
Change in net unrealized appreciation/depreciation	5,772,708	(5,181,156)

Change in net assets resulting from operations	6,157,856	(3,840,760)

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net investment income	(709,688)	(665,932)
Class 2
From net investment income	(1,044)	(887)

Total distributions to shareholders	(710,732)	(666,819)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(4,119,582)	(2,902,531)

NET ASSETS:
Change in net assets	1,327,542	(7,410,110)
Beginning of period	31,737,442	39,147,552

End of period	$33,064,984	$31,737,442

Accumulated undistributed net investment income	$641,890	$710,526

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$2,801,328	$4,466,275
Dividends and distributions reinvested	709,688	665,932
Cost of shares redeemed	(7,631,642)	(8,035,625)

Change in net assets resulting from Class 1 capital transactions	$(4,120,626)	$(2,903,418)

Class 2
Proceeds from shares issued	$2	$—
Dividends and distributions reinvested	1,044	887
Cost of shares redeemed	(2)	—

Change in net assets resulting from Class 2 capital transactions	$1,044	$887

Total change in net assets resulting from capital transactions	$(4,119,582)	$(2,902,531)

SHARE TRANSACTIONS:
Class 1
Issued	295,263	476,082
Reinvested	75,100	63,302
Redeemed	(798,272)	(815,112)

Change in Class 1 Shares	(427,909)	(275,728)

Class 2
Issued	— (a)	—
Reinvested	109	83
Redeemed	— (a)	—

Change in Class 2 Shares	109	83

(a)	Amount rounds to less than 1 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	JPMORGAN INSURANCE TRUST	9

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
International Equity Portfolio
Class 1 (f)
Year Ended December 31, 2012	$8.88	$0.19	(g)	$1.65	$1.84	$(0.21)	$—	$(0.21)
Year Ended December 31, 2011	10.17	0.19	(g)	(1.30)	(1.11)	(0.18)	—	(0.18)
Year Ended December 31, 2010	9.54	0.15	(g)	0.50	0.65	(0.02)	—	(0.02)
Year Ended December 31, 2009	7.93	0.16	(g)	2.31	2.47	(0.50)	(0.36)	(0.86)
Year Ended December 31, 2008	15.95	0.34		(6.00)	(5.66)	(0.23)	(2.13)	(2.36)

Class 2
Year Ended December 31, 2012	8.96	0.16	(g)	1.67	1.83	(0.18)	—	(0.18)
Year Ended December 31, 2011	10.26	0.17	(g)	(1.31)	(1.14)	(0.16)	—	(0.16)
Year Ended December 31, 2010	9.65	0.13	(g)	0.50	0.63	(0.02)	—	(0.02)
April 24, 2009 (i) through December 31, 2009	6.88	0.45	(g)	2.33	2.78	(0.01)	—	(0.01)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, of which is less than 0.01% or unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	International Equity Portfolio acquired all of the assets and liabilities of JPMorgan International Equity Portfolio (“Predecessor Portfolio”) in a reorganization on April 24, 2009. The Predecessor Portfolio’s performance and financial history have been adopted by International Equity Portfolio and have been used since the reorganization. As a result, the financial highlight information reflects that of the Predecessor Portfolio for the periods prior to reorganization with International Equity Portfolio.
(g)	Calculated based upon average shares outstanding.
(h)	Ratios are disproportionate between classes due to the size of net assets and fixed expense.
(i)	Because of the reorganization with the Predecessor Portfolio in which the performance and financial history of the International Equity Portfolio was replaced with that of the Predecessor Portfolio, the performance and the financial history began on April 24, 2009.

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets, end of period	Net expenses (d)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (b)(e)

$10.51	20.95%	$33,003,010	1.03%	1.97%		1.20%	8%
8.88	(11.19)	31,686,069	1.03	1.94		1.11	16
10.17	6.84	39,089,569	1.02	1.66		1.13	15
9.54	34.91	43,938,093	1.01	2.00	(h)	1.38	13
7.93	(41.35)	41,741,133	1.09	2.68		1.20	21

10.61	20.67	61,974	1.27	1.70		1.45	8
8.96	(11.38)	51,373	1.28	1.69		1.36	16
10.26	6.56	57,983	1.27	1.39		1.38	15
9.65	40.42	54,418	1.26	8.82	(h)	1.44	13

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	JPMORGAN INSURANCE TRUST	11

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2012

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
International Equity Portfolio	Class 1 and Class 2	Diversified

The investment objective of the Portfolio is to seek to provide high total return from a portfolio of equity securities of foreign companies. Total return consists of capital growth and current income.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and administrative services plan.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. The value of securities listed on The NASDAQ Stock Market LLC is generally the NASDAQ Official Closing Price.

Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Certain investments of the Portfolio may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Portfolio to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at each investment company’s net asset value per share as of the report date.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Portfolio’s securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) , a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. (“JPMAM”), which is a wholly-owned subsidiary of JPMorgan, JPMAM’s Legal and Compliance, JPMAM’s Risk Management and the Portfolio’s Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Portfolio’s valuation policies.

The VC or Board of Trustees, as applicable, primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Portfolio applies fair value pricing on equity securities on a daily basis, except for North American, Central American, South American and Caribbean equity securities held in its portfolio, by utilizing the quotations of an independent pricing service, unless the Portfolio’s Advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Portfolio calculates its net asset values.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and

12	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2012

for discussing and assessing Fair Values on an ongoing and at least a quarterly basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$32,881,305	$—	$32,881,305

(a)	All portfolio holdings designated as Level 2 are disclosed individually in the SOI. Please refer to the SOI for industry specifics of portfolio holdings.

There were no transfers between Levels 1 and 2 during the year ended December 31, 2012.

B. Foreign Currency Translation — The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the period. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Statement of Operations.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, purchase of foreign currency in certain countries (such as Brazil) that impose a tax on such purchases, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

D. Allocation of Income and Expenses — Expenses directly attributable to a portfolio are charged directly to that portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Each class of shares bears its pro-rata portion of expenses attributable to the Portfolio, except that each class separately bears expenses related specifically to that class.

E. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Portfolio’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

DECEMBER 31, 2012	JPMORGAN INSURANCE TRUST	13

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2012 (continued)

F. Foreign Taxes — The Portfolio may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Portfolio will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

G. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gains (Losses)
$(77,551)	$2,630	$74,921

The reclassifications for the Portfolio relate primarily to foreign currency gains or losses and write-offs of capital loss carryforwards acquired in the merger.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual rate of 0.60%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended December 31, 2012, the annual effective rate was 0.09% of the Portfolio’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

The Administrator waived Administration fees as outlined in Note 3.E.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The Portfolio earns interest on uninvested cash balances held by the custodian. Such interest amounts are presented separately in the Statement of Operations.

Interest income, if any, earned on cash balances at the custodian is included as Interest income from affiliates in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

E. Waivers and Reimbursements — The Advisor, Administrator and Distributor (for Class 2 Shares) have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Portfolio’s respective average daily net assets as shown in the table below:

Class 1	Class 2
1.03%	1.28%

The expense limitation agreements were in effect for the year ended December 31, 2012. The contractual expense limitation percentages in the table above are in place until at least April 30, 2013.

For the year ended December 31, 2012, the Portfolio’s service providers waived fees for the Portfolio as follows. None of these parties expect the Portfolio to repay any such waived fees in future years.

14	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2012

Contractual Waivers
Investment Advisory	Administration	Total	Contractual Reimbursements
$14,457	$20,335	$34,792	$19,498

Additionally, the Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and the Distributor waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the year ended December 31, 2012 was $57.

F. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with Federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended December 31, 2012, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party broker-dealers. For the year ended December 31, 2012, the Portfolio did not incur any brokerage commissions with broker-dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended December 31, 2012, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$2,474,398	$6,677,961

During the year ended December 31, 2012, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at December 31, 2012 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$22,694,530	$11,166,558	$979,783	$10,186,775

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended December 31, 2012 was as follows:

Total Distributions Paid From:
Ordinary Income	Total Distributions Paid
$710,732	$710,732

The tax character of distributions paid during the fiscal year ended December 31, 2011 was as follows:

Total Distributions Paid From:
Ordinary Income	Total Distributions Paid
$666,819	$666,819

DECEMBER 31, 2012	JPMORGAN INSURANCE TRUST	15

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2012 (continued)

As of December 31, 2012, the components of net assets (excluding paid-in-capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$641,700	$(2,881,953)	$10,187,455

The cumulative timing differences primarily consist of trustee deferred compensation, mark to market of forward foreign currency contracts and wash sale loss deferrals.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Portfolio after December 31, 2010, may get carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to the Act, net capital losses incurred by the Portfolio were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2012, the Portfolio had post-enactment net long-term capital loss carryforwards of $274,549.

As of December 31, 2012, the Portfolio had the following pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains:

2016	2017		Total
$959,016	$1,648,388	*	$2,607,404

*	This amount includes $1,648,388 of capital loss carryforwards from business combinations, which may be limited in future years under the Internal Revenue Code Sections 381-384.

During the year ended December 31, 2012, the Portfolio was not able to utilize capital loss carryforwards of $77,551 due to Internal Revenue Code Sections 382-383 limitations.

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 11, 2013.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility at December 31, 2012, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

The Portfolio may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject the Portfolio to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the Portfolio’s securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of December 31, 2012, substantially all of the Portfolio’s net assets consisted of securities that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

As of December 31, 2012, the Portfolio invested approximately 23.6% of its total investments in issuers in the United Kingdom.

16	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2012

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Insurance Trust and Shareholders of JPMorgan Insurance Trust International Equity Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Insurance Trust International Equity Portfolio (a separate Portfolio of JPMorgan Insurance Trust) (hereafter referred to as the “Portfolio”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 15, 2013

DECEMBER 31, 2012	JPMORGAN INSURANCE TRUST	17

TRUSTEES

(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	170	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Chairman effective 2013; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999-present); President, Adelphi University (New York) (1998-1999).	170	Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present); Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	170	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	170	Director, Center for Communication, Hearing, and Deafness (1990-present).

Mary E. Martinez (1960); Trustee of Trust effective January 1, 2013	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-Present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	170	Member, New York City Center Advisory Council (oversees public performing arts facilities) (2006-Present)

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	170	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trust effective January 1, 2013	Retired (2005-Present); President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	170	Director, Sun Life Financial (SLF) (2007 to Present) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010)

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	170	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	170	Trustee, American University in Cairo (1999-present); Chairman, Darthmouth-Hitchcock Medical Center (2013-present); Trustee, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, Carleton College (2002-2010).

18	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2012

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo*** (1946); Trustee of Trust effective February 1, 2013	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	170	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-Present)

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	170	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	170	None.
Interested Trustee Not Affiliated With the Adviser

Frankie D. Hughes** (1952), Trustee of Trust since 2008.	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	170	Trustee, The Victory Portfolios (2000-2008).

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Mr. Morton should continue to serve until December 31, 2014. In order to fill the vacancies created by the retirement of the Fergus Reid, III, William J. Armstrong, and Leonard J. Spalding, Jr., effective December 31, 2012, the Board appointed Ms. Martinez and Mr. Merin to serve as Trustees effective January 1, 2013 and Marian U. Pardo to serve as Trustee effective February 1, 2013.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (170 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Funds’ investment advisor, is a wholly-owned subsidiary of JPMorgan Chase & Co. Five other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisors (not affiliated with JPMorgan) that are under common control with subadvisors to certain J.P. Morgan Funds.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she will irrevocably waive effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which will end January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

DECEMBER 31, 2012	JPMORGAN INSURANCE TRUST	19

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Patricia A. Maleski (1960), President and Principal Executive Officer (2010)

Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)

Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Kathryn A. Jackson (1962), AML Compliance Officer (2012)*

Vice President and AML Compliance Manager for JPMorgan Asset Management Compliance since 2011; Senior On-Boarding Specialist for JPMorgan Distribution Services, Inc. in Global Liquidity from 2008 to 2011; prior to joining JPMorgan, Ms. Jackson was a Financial Services Analyst responsible for on-boarding, compliance and training with Nationwide Securities LLC and 1717 Capital Management Company, both registered broker-dealers, from 2005 until 2008.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Executive Director, JPMorgan Funds Management, Inc. from July 2012; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Jeffrey D. House (1972), Assistant Treasurer (2006)**	Vice President, JPMorgan Funds Management, Inc. since July 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Jeffery Reedy (1973), Assistant Treasurer (2011)**	Vice President, JPMorgan Funds Management, Inc. since February 2006.

Julie A. Roach (1971), Assistant Treasurer (2012)**	Vice President, JPMorgan Funds Management, Inc. from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. from September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 500 Stanton Christiana Road, Ops 1, Floor 02, Newark, DE 19173-2107.

**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

20	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2012

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees (for Class 2 Shares) and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2012, and continued to hold your shares at the end of the reporting period, December 31, 2012.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During the Period*	Annualized Expense Ratio
International Equity Portfolio
Class 1
Actual	$1,000.00	$1,158.80	$5.59	1.03%
Hypothetical	1,000.00	1,019.96	5.23	1.03
Class 2
Actual	1,000.00	1,157.00	6.89	1.27
Hypothetical	1,000.00	1,018.75	6.44	1.27

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

DECEMBER 31, 2012	JPMORGAN INSURANCE TRUST	21

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2012, at which the Trustees considered the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment subcommittees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 23, 2012.

The Trustees, as part of their review of the investment advisory arrangements for the J.P. Morgan Funds, considered and reviewed performance and other information received from the Advisor on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information included the Portfolio’s performance compared to the performance of the Portfolio’s peers and benchmarks and analyses by the Advisor of the Portfolio’s performance. The Advisor also periodically provides comparative information regarding the Portfolio’s expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Advisor, including, with respect to the Portfolio, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Portfolio and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Portfolio and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Advisor from the Portfolio under the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Portfolio and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to the Portfolio by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio and the infrastructure supporting the team. The Trustees also considered information provided by the Advisor and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Portfolio. The Trustees also reviewed information relating to the Advisor’s risk governance model and reports showing the Advisor’s compliance structure and ongoing compliance processes. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Portfolio gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Portfolio, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to questions or concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by the Advisor.

22	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2012

Costs of Services Provided and Profitability to the Advisor and its Affiliates

The Trustees received and considered information regarding the profitability to the Advisor and its affiliates in providing services to the Portfolio. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates’ revenues from the contractual services provided to the Portfolio, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Portfolio.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Portfolio. The Board considered that the Advisor does not currently use third-party soft dollar arrangements with respect to securities transactions it executes for the Portfolio.

The Trustees also considered that JPMFM earns fees from the Portfolio for providing administrative services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, an affiliate of the Advisor, which also acts as the Portfolio’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Portfolio, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Portfolio does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Advisor, and that the Portfolio benefits from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Portfolio’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Portfolio had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Advisor for investment management styles substantially similar to that of the Portfolio. The Trustees also considered the complexity of investment management for the Portfolio relative to the Advisor’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to the Portfolio in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Portfolio in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Portfolio within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Portfolio’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to a representative class to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Portfolio’s performance against its benchmark and considered the performance information provided for the Portfolio at regular Board meetings by the Advisor. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Portfolio’s performance are summarized below:

The Trustees noted the Portfolio’s performance was in the second, third and third quintiles for Class 1 shares for the one-, three-, and five-year periods ended December 31, 2011, respectively. The Trustees discussed the performance and investment strategy of the Portfolio with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable.

DECEMBER 31, 2012	JPMORGAN INSURANCE TRUST	23

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Portfolio to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Portfolio. The Trustees recognized that Lipper reported the Portfolio’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Portfolio. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Portfolio and considered the net advisory fee rate after taking into account any waivers and/or reimbursements.

The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Portfolio’s advisory fees and expense ratios are summarized below:

The Trustees noted that the Portfolio’s net advisory fee and actual total expenses for Class 1 shares were in the first and second quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

24	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2012

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2013. All rights reserved. December 2012.	AN-JPMITIEP-1212

Annual Report

JPMorgan Insurance Trust

December 31, 2012

JPMorgan Insurance Trust Intrepid Growth Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered through qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

January 23, 2013 (Unaudited)

Dear Shareholder:

Despite periods of volatility, equity markets in most parts of the world rallied during the twelve months ended December 31, 2012. Improving U.S. economic data, particularly in the housing market, and accommodative policies from central banks around the world helped support investors’ appetite for risk. Stock markets carried their positive momentum into 2013 as investors reacted positively to the “fiscal cliff” bill and recent industry fund flows into equity strategies suggest that many investors are becoming more optimistic.

“Stock markets carried their positive momentum into 2013 as investors reacted positively to the “fiscal cliff” bill and recent industry fund flows into equity strategies suggest that many investors are becoming more optimistic.”

However, many of the catalysts for uncertainty in 2012 are likely to continue in 2013. The upcoming debate about the debt ceiling and budget resolutions is likely to create additional political gridlock in Washington. Europe’s debt crisis still looms, tensions in the Middle East continue and economic growth remains tepid. Accordingly, central banks around the world have indicated their continued commitment to accommodative policies.

U.S. Treasury Yields Remain Low

Yields for U.S. Treasury securities remained at historically low levels throughout 2012. The yield for 10-year U.S. Treasury securities ended December 2012 at 1.8%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.3% and 3.0%, respectively. As the low interest rate environment persists, an increasing amount of fixed income investors are turning to asset classes like high yield bonds and emerging market debt in search of higher yielding securities. Higher demand for these securities as well as strong fundamentals led to positive returns for high yield bonds and emerging market debt during the twelve months ended December 31, 2012.

International Stocks Outperform

Stock returns across market capitalizations, countries and investment styles varied during the reporting period. While the debt crisis in Europe impacted equities in all corners of the world, it had the most significant impact on international stocks, which rose and fell with investors’ changing perception about the viability of corrective actions taken by the European Central Bank (“ECB”). Investors’ positive reaction to the ECB’s plan to purchase 1-3 year bonds issued by the governments of troubled European countries calmed markets and helped international stocks outperform U.S. stocks. Emerging markets stocks, weighed down by concerns about a “hard landing” in China for much of the reporting period, also received a boost from the ECB’s announcement and outperformed U.S. equities during the twelve months ended December 31, 2012.

Investment Implications for the U.S. Debt and Deficit Negotiations

On January 1, 2013, the U.S. Senate and House of Representatives approved a “fiscal cliff” package. Equities moved higher in the wake of this deal, but markets could become volatile as the remaining issues come into focus over the coming months. Negotiations surrounding the debt ceiling are ongoing, while the issue of long-term entitlement spending remains. Given these unresolved issues, an appropriately balanced mix of stocks, bonds, as well as alternatives, should help cushion portfolios if markets become volatile.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

DECEMBER 31, 2012	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust Intrepid Growth Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2012 (Unaudited)

Reporting Period Return:
Portfolio (Class 1 Shares)*	16.30%
Russell 1000 Growth Index	15.26%

Net Assets as of 12/31/2012	$35,319,787

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust Intrepid Growth Portfolio (the “Portfolio”) seeks to provide long-term capital growth.

HOW DID THE MARKET PERFORM?

Early in the reporting period, U.S. stocks were buoyed by improving economic data, as durable goods consumption, equipment and software spending and vehicle sales showed positive trends. However, the debt crisis in Europe continued to be a major source of uncertainty in capital markets and fears of economic contagion triggered a decline in stock prices in the second quarter of 2012. The European Central Bank reacted by announcing its plan to purchase 1-3 year bonds issued by the governments of troubled European countries, which quelled investors’ concerns and helped ignite a rally in stocks. U.S. stocks were also supported by accommodative policies from the U.S. Federal Reserve and improving economic data. The U.S. Federal Open Market Committee extended its $400 billion “Operation Twist” program through the end of 2012 and, in September, announced another asset purchase plan, indicating that it would buy $40 billion of agency mortgage-backed securities per month on an open-ended basis. Meanwhile, the U.S. housing and labor markets showed signs of recovery, as housing starts and nonfarm payrolls were better than investors had expected. Uncertainty surrounding the “fiscal cliff” stalled the equity rally but the Russell 1000 Growth Index (the “Benchmark”) finished the twelve months ended December 31, 2012 with a 15.26% gain.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio (Class 1 Shares) outperformed the Benchmark for the twelve months ended December 31, 2012. The Portfolio’s stock selection in the consumer discretionary and materials sectors was the main contributor to the Portfolio’s relative performance. The Portfolio’s stock selection in the information technology and energy sectors detracted from relative performance.

Individual contributors to relative performance included the Portfolio’s overweight positions versus the Benchmark in Gilead Sciences, Inc. and PPG Industries, Inc. Shares of biotechnology company Gilead Sciences, Inc. benefited from the company’s growing drug pipeline as a result of its recent acquisitions, as well as positive clinical results for several of the company’s drugs. Shares of chemical manufacturing company PPG Industries, Inc. benefited from investors’ positive reaction to the announcement that the company would increase its quarterly dividend.

Individual detractors from relative performance included the Portfolio’s overweight position versus the Benchmark in Western Union Co. and underweight position versus the Benchmark in Amazon.com, Inc. Shares of Western Union Co. declined after the payment services company lowered its expectations for its fiscal 2012 revenue. Shares of online retailer Amazon.com, Inc. outperformed its sector peers during the reporting period.

HOW WAS THE PORTFOLIO POSITIONED?

The JPMorgan Intrepid Investment Team (the “Team”)1 employs a philosophy that is rooted in behavioral finance, a field of study that emphasizes the importance of human psychology in financial markets. Behavioral finance examines how investor behavior can be affected by emotional biases and reactions. The field theorizes that inefficiencies arise in the stock market because investors are consistently irrational in making many investment decisions.

The Team aims to capitalize on these market inefficiencies by targeting what it believes are attractively valued stocks with strong fundamentals and momentum characteristics, and look to sell these stocks when they no longer exhibit these criteria. A disciplined quantitative ranking methodology is utilized to identify attractive stocks in each sector, a process that is combined with qualitative research and value-added trading. Portfolios are constructed with limited sector bets so that stock selection is typically the primary driver of relative performance.

During the reporting period, the Portfolio was managed and positioned in accordance with this investment philosophy and process.

[1]	There was a change to the Team during the reporting period. There was no change to the Portfolio’s investment strategy or objective.

2	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2012

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	8.2%
2.	International Business Machines Corp.	4.1
3.	Microsoft Corp.	4.0
4.	Philip Morris International, Inc.	3.2
5.	Home Depot, Inc. (The)	2.5
6.	Amgen, Inc.	2.4
7.	Gilead Sciences, Inc.	2.3
8.	Visa, Inc., Class A	1.9
9.	Honeywell International, Inc.	1.9
10.	QUALCOMM, Inc.	1.9

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	30.2%
Consumer Discretionary	15.4
Consumer Staples	12.0
Health Care	11.7
Industrials	11.2
Financials	4.8
Materials	4.4
Energy	4.1
Telecommunication Services	2.4
Short-Term Investment	3.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of December 31, 2012. The Portfolio’s composition is subject to change.

DECEMBER 31, 2012	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust Intrepid Growth Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2012

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	8/1/94	16.30%	2.34%	6.59%
CLASS 2 SHARES	8/16/06	15.94	2.08	6.42

TEN YEAR PERFORMANCE (12/31/02 TO 12/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111. Effective November 1, 2006, the Portfolio’s investment objective and strategies changed. Although past performance is not necessarily an indication of how the Portfolio will perform in the future, in view of these changes, the Portfolio’s performance record prior to this period might be less relevant for investors considering whether to purchase shares of the Portfolio.

Returns for Class 2 Shares prior to its inception date are based on the performance of Class 1 Shares. The actual returns of Class 2 Shares would have been lower than shown because Class 2 Shares have higher expenses than Class 1 Shares.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Intrepid Growth Portfolio, the Russell 1000 Growth Index and the Lipper Variable Underlying Funds Large-Cap Growth Funds Index from December 31, 2002 to December 31, 2012. The performance of the Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Variable Underlying Funds Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Portfolio. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Variable Underlying Funds Large-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Portfolio performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2012

JPMorgan Insurance Trust Intrepid Growth Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.9%
	Consumer Discretionary — 15.5%
	Auto Components — 0.5%
4,700	Delphi Automotive plc, (United Kingdom) (a)	179,775

	Automobiles — 0.4%
11,500	Ford Motor Co.	148,925

	Diversified Consumer Services — 0.8%
8,300	H&R Block, Inc.	154,131
7,900	Service Corp. International	109,099

		263,230

	Hotels, Restaurants & Leisure — 2.1%
3,100	Bally Technologies, Inc. (a)	138,601
4,700	Brinker International, Inc.	145,653
4,200	Dunkin’ Brands Group, Inc.	139,356
2,500	Six Flags Entertainment Corp.	153,000
3,000	Wyndham Worldwide Corp.	159,630

		736,240

	Household Durables — 0.7%
2,800	Jarden Corp. (a)	144,760
6,400	PulteGroup, Inc. (a)	116,224

		260,984

	Internet & Catalog Retail — 1.1%
2,400	Expedia, Inc.	147,480
400	priceline.com, Inc. (a)	248,480

		395,960

	Media — 3.6%
6,100	CBS Corp. (Non-Voting), Class B	232,105
6,400	DIRECTV (a)	321,024
9,700	Gannett Co., Inc.	174,697
1,700	Scripps Networks Interactive, Inc., Class A	98,464
1,000	Time Warner Cable, Inc.	97,190
6,400	Viacom, Inc., Class B	337,536

		1,261,016

	Multiline Retail — 1.4%
13,050	Macy’s, Inc.	509,211

	Specialty Retail — 4.0%
8,600	Gap, Inc. (The)	266,944
14,400	Home Depot, Inc. (The)	890,640
6,200	TJX Cos., Inc.	263,190

		1,420,774

	Textiles, Apparel & Luxury Goods — 0.9%
4,000	Hanesbrands, Inc. (a)	143,280

SHARES	SECURITY DESCRIPTION	VALUE($)

	Textiles, Apparel & Luxury Goods — Continued
1,400	PVH Corp.	155,414

		298,694

	Total Consumer Discretionary	5,474,809

	Consumer Staples — 12.1%
	Beverages — 2.4%
14,900	Coca-Cola Co. (The)	540,125
4,900	Coca-Cola Enterprises, Inc.	155,477
4,400	Constellation Brands, Inc., Class A (a)	155,716

		851,318

	Food & Staples Retailing — 3.1%
5,600	CVS Caremark Corp.	270,760
6,900	Kroger Co. (The)	179,538
9,350	Wal-Mart Stores, Inc.	637,951

		1,088,249

	Food Products — 2.1%
4,200	Campbell Soup Co.	146,538
2,800	ConAgra Foods, Inc.	82,600
8,400	Dean Foods Co. (a)	138,684
5,500	General Mills, Inc.	222,255
1,600	JM Smucker Co. (The)	137,984

		728,061

	Household Products — 1.0%
1,600	Colgate-Palmolive Co.	167,264
900	Energizer Holdings, Inc.	71,982
1,200	Kimberly-Clark Corp.	101,316

		340,562

	Personal Products — 0.3%
3,400	Nu Skin Enterprises, Inc., Class A	125,970

	Tobacco — 3.2%
13,400	Philip Morris International, Inc.	1,120,776

	Total Consumer Staples	4,254,936

	Energy — 4.1%
	Energy Equipment & Services — 1.3%
6,500	National Oilwell Varco, Inc.	444,275

	Oil, Gas & Consumable Fuels — 2.8%
2,200	Cabot Oil & Gas Corp.	109,428
2,234	Chevron Corp.	241,585
3,700	Exxon Mobil Corp.	320,235
2,500	Marathon Oil Corp.	76,650
800	Marathon Petroleum Corp.	50,400
1,300	Phillips 66	69,030

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust Intrepid Growth Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Oil, Gas & Consumable Fuels — Continued
4,800	Western Refining, Inc.	135,312

		1,002,640

	Total Energy	1,446,915

	Financials — 4.9%
	Capital Markets — 0.4%
12,200	American Capital Ltd. (a)	146,400

	Consumer Finance — 1.4%
12,400	Discover Financial Services	478,020

	Insurance — 0.3%
3,000	Validus Holdings Ltd., (Bermuda)	103,740

	Real Estate Investment Trusts (REITs) — 2.4%
7,700	American Tower Corp.	594,979
3,900	Extra Space Storage, Inc.	141,921
1,900	Ventas, Inc.	122,968

		859,868

	Thrifts & Mortgage Finance — 0.4%
4,000	Ocwen Financial Corp. (a)	138,360

	Total Financials	1,726,388

	Health Care — 11.8%
	Biotechnology — 5.8%
9,850	Amgen, Inc.	850,252
6,900	Ariad Pharmaceuticals, Inc. (a)	132,342
11,100	Gilead Sciences, Inc. (a)	815,295
2,200	Pharmacyclics, Inc. (a)	127,380
3,200	Vertex Pharmaceuticals, Inc. (a)	134,208

		2,059,477

	Health Care Equipment & Supplies — 0.8%
3,600	Covidien plc, (Ireland)	207,864
1,300	Zimmer Holdings, Inc.	86,658

		294,522

	Health Care Providers & Services — 2.6%
2,500	HCA Holdings, Inc.	75,425
6,500	McKesson Corp.	630,240
1,600	Omnicare, Inc.	57,760
3,000	UnitedHealth Group, Inc.	162,720

		926,145

	Pharmaceuticals — 2.6%
4,400	Endo Health Solutions, Inc. (a)	115,588
21,300	Pfizer, Inc.	534,204
10,050	Warner Chilcott plc, (Ireland), Class A	121,002
1,500	Watson Pharmaceuticals, Inc. (a)	129,000

		899,794

	Total Health Care	4,179,938

SHARES	SECURITY DESCRIPTION	VALUE($)

	Industrials — 11.3%
	Aerospace & Defense — 3.3%
7,000	General Dynamics Corp.	484,890
10,700	Honeywell International, Inc.	679,129

		1,164,019

	Airlines — 0.7%
13,500	Delta Air Lines, Inc. (a)	160,245
4,100	United Continental Holdings, Inc. (a)	95,858

		256,103

	Building Products — 0.5%
3,000	Lennox International, Inc.	157,560

	Commercial Services & Supplies — 0.1%
4,700	R.R. Donnelley & Sons Co.	42,300

	Construction & Engineering — 0.4%
3,200	Chicago Bridge & Iron Co. N.V., (Netherlands)	148,320

	Industrial Conglomerates — 0.8%
4,800	Danaher Corp.	268,320

	Machinery — 3.8%
12,300	Ingersoll-Rand plc, (Ireland)	589,908
900	Middleby Corp. (a)	115,389
3,700	Parker Hannifin Corp.	314,722
3,191	Pentair Ltd., (Switzerland)	156,838
2,300	Stanley Black & Decker, Inc.	170,131

		1,346,988

	Professional Services — 0.4%
2,000	Dun & Bradstreet Corp. (The)	157,300

	Road & Rail — 1.3%
13,200	CSX Corp.	260,436
1,600	Union Pacific Corp.	201,152

		461,588

	Total Industrials	4,002,498

	Information Technology — 30.4%
	Communications Equipment — 2.3%
27,700	Brocade Communications Systems, Inc. (a)	147,641
10,700	QUALCOMM, Inc.	663,614

		811,255

	Computers & Peripherals — 8.3%
5,505	Apple, Inc.	2,934,330

	Internet Software & Services — 1.8%
3,900	AOL, Inc. (a)	115,479
500	Google, Inc., Class A (a)	354,685
3,200	IAC/InterActiveCorp.	151,360

		621,524

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	IT Services — 7.9%
1,050	Alliance Data Systems Corp. (a)	151,998
5,800	CoreLogic, Inc. (a)	156,136
7,550	International Business Machines Corp.	1,446,202
5,500	Lender Processing Services, Inc.	135,410
3,500	NeuStar, Inc., Class A (a)	146,755
4,500	Visa, Inc., Class A	682,110
6,200	Western Union Co. (The)	84,382

		2,802,993

	Semiconductors & Semiconductor Equipment — 2.2%
11,800	Broadcom Corp., Class A (a)	391,878
6,600	Freescale Semiconductor Ltd. (a)	72,666
4,400	Intel Corp.	90,772
1,900	Lam Research Corp. (a)	68,647
11,900	LSI Corp. (a)	84,252
3,000	Skyworks Solutions, Inc. (a)	60,900

		769,115

	Software — 7.9%
5,900	Adobe Systems, Inc. (a)	222,312
5,200	Aspen Technology, Inc. (a)	143,728
3,700	BMC Software, Inc. (a)	146,742
53,400	Microsoft Corp.	1,427,382
16,840	Oracle Corp.	561,109
2,500	SolarWinds, Inc. (a)	131,125
8,400	Symantec Corp. (a)	158,004

		2,790,402

	Total Information Technology	10,729,619

SHARES	SECURITY DESCRIPTION	VALUE($)

	Materials — 4.4%
	Chemicals — 4.4%
2,000	CF Industries Holdings, Inc.	406,320
6,500	LyondellBasell Industries N.V., (Netherlands), Class A	371,085
4,100	Monsanto Co.	388,065
2,900	PPG Industries, Inc.	392,515

	Total Materials	1,557,985

	Telecommunication Services — 2.4%
	Diversified Telecommunication Services — 2.4%
11,000	AT&T, Inc.	370,810
12,602	CenturyLink, Inc.	492,990

	Total Telecommunication Services	863,800

	Total Common Stocks (Cost $29,235,450)	34,236,888

Short-Term Investment — 3.8%
	Investment Company — 3.8%
1,340,879	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.100% (b) (l) (m) (Cost $1,340,879)	1,340,879

	Total Investments — 100.7% (Cost $30,576,329)	35,577,767
	Liabilities in Excess of Other Assets — (0.7)%	(257,980)

	NET ASSETS — 100.0%	$35,319,787

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/12	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
4	E-mini S&P 500	03/15/13	$284,020	$(1,448)

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(l)	— The rate shown is the current yield as of December 31, 2012.

(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	JPMORGAN INSURANCE TRUST	7

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2012

Intrepid Growth Portfolio
ASSETS:
Investments in non-affiliates, at value	$34,236,888
Investments in affiliates, at value	1,340,879

Total investment securities, at value	35,577,767
Deposits at broker for futures contracts	30,000
Receivables:
Investment securities sold	81,341
Portfolio shares sold	1,212
Dividends from non-affiliates	30,284
Dividends from affiliates	107
Variation margin on futures contracts	8,106

Total Assets	35,728,817

LIABILITIES:
Payables:
Due to custodian	36,813
Investment securities purchased	283,413
Portfolio shares redeemed	24,939
Accrued liabilities:
Investment advisory fees	15,763
Distribution fees	4
Custodian and accounting fees	4,883
Trustees’ and Chief Compliance Officer’s fees	87
Audit fees	28,063
Other	15,065

Total Liabilities	409,030

Net Assets	$35,319,787

NET ASSETS:
Paid-in-Capital	$49,108,252
Accumulated undistributed net investment income	404,921
Accumulated net realized gains (losses)	(19,193,376)
Net unrealized appreciation (depreciation)	4,999,990

Total Net Assets	$35,319,787

Net Assets:
Class 1	$35,300,206
Class 2	19,581

Total	$35,319,787

Outstanding units of beneficial interest (shares) (unlimited number of shares authorized, no par value):
Class 1	2,006,106
Class 2	1,115

Net Asset Value, offering and redemption price per share (a):
Class 1	$17.60
Class 2	17.55

Cost of investments in non-affiliates	$29,235,450
Cost of investments in affiliates	1,340,879

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2012

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2012

Intrepid Growth Portfolio
INVESTMENT INCOME:
Dividend income from non-affiliates	$754,154
Dividend income from affiliates	1,245
Income from securities lending (net)	110

Total investment income	755,509

EXPENSES:
Investment advisory fees	249,855
Administration fees	33,312
Distribution fees — Class 2	47
Custodian and accounting fees	28,247
Professional fees	53,803
Trustees’ and Chief Compliance Officer’s fees	47
Printing and mailing costs	15,169
Transfer agent fees	4,358
Other	8,104

Total expenses	392,942

Less amounts waived	(48,534)

Net expenses	344,408

Net investment income (loss)	411,101

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	2,936,563
Futures	100,433

Net realized gains (losses)	3,036,996

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	2,533,833
Futures	(13,562)

Change in net unrealized appreciation/depreciation	2,520,271

Net realized/unrealized gains (losses)	5,557,267

Change in net assets resulting from operations	$5,968,368

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	JPMORGAN INSURANCE TRUST	9

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Intrepid Growth Portfolio
	Year Ended 12/31/2012	Year Ended 12/31/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$411,101	$279,635
Net realized gain (loss)	3,036,996	5,788,820
Change in net unrealized appreciation/depreciation	2,520,271	(5,071,699)

Change in net assets resulting from operations	5,968,368	996,756

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net investment income	(279,331)	(436,013)
Class 2
From net investment income	(90)	(136)

Total distributions to shareholders	(279,421)	(436,149)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(8,355,185)	(8,117,304)

NET ASSETS:
Change in net assets	(2,666,238)	(7,556,697)
Beginning of period	37,986,025	45,542,722

End of period	$35,319,787	$37,986,025

Accumulated undistributed net investment income	$404,921	$272,462

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$3,631,249	$1,718,322
Dividends and distributions reinvested	279,331	436,013
Cost of shares redeemed	(12,265,855)	(10,271,775)

Change in net assets resulting from Class 1 capital transactions	$(8,355,275)	$(8,117,440)

Class 2
Dividends and distributions reinvested	$90	$136

Change in net assets resulting from Class 2 capital transactions	$90	$136

Total change in net assets resulting from capital transactions	$(8,355,185)	$(8,117,304)

SHARE TRANSACTIONS:
Class 1
Issued	214,321	113,963
Reinvested	16,568	27,422
Redeemed	(716,074)	(657,967)

Change in Class 1 Shares	(485,185)	(516,582)

Class 2
Reinvested	5	8

Change in Class 2 Shares	5	8

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2012

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2012	JPMORGAN INSURANCE TRUST	11

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income
Intrepid Growth Portfolio
Class 1
Year Ended December 31, 2012	$15.24	$0.18	(d)(e)	$2.30		$2.48	$(0.12)
Year Ended December 31, 2011	15.14	0.10	(d)	0.16	(f)	0.26	(0.16)
Year Ended December 31, 2010	13.13	0.13	(d)	2.01		2.14	(0.13)
Year Ended December 31, 2009	9.86	0.12		3.23		3.35	(0.08)
Year Ended December 31, 2008	16.37	0.09		(6.47)		(6.38)	(0.13)

Class 2
Year Ended December 31, 2012	15.21	0.15	(d)(e)	2.27		2.42	(0.08)
Year Ended December 31, 2011	15.11	0.07	(d)	0.15	(f)	0.22	(0.12)
Year Ended December 31, 2010	13.12	0.10	(d)	1.99		2.09	(0.10)
Year Ended December 31, 2009	9.84	0.08		3.25		3.33	(0.05)
Year Ended December 31, 2008	16.33	0.04		(6.44)		(6.40)	(0.09)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.
(e)	Reflects special dividends paid out during the period by several of the Portfolio’s holdings. Had the Portfolio not received the special dividends the net investment income (loss) per share would have been $0.13 and $0.11 for Class 1 and Class 2 Shares, respectively and the net investment income (loss) ratio would have been 0.85% and 0.63% for Class 1 and Class 2 Shares, respectively.
(f)	Includes a gain resulting from litigation payments on securities owned in a prior year. Without these gains, the net realized and unrealized gains (losses) on investments per share would have been $0.09 and $0.08, and the total return would have been 1.18% and 0.97% for Class 1 and Class 2 Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (a)	Net assets, end of period	Net expenses (b)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$17.60	16.30%	$35,300,206	0.89%	1.07	%(e)	1.02%	70%
15.24	1.65 (f)	37,969,142	0.89	0.67		1.00	121
15.14	16.33	45,426,077	0.90	0.95		1.02	126
13.13	34.32	50,786,376	0.90	0.96		1.07	134
9.86	(39.22)	46,462,195	0.90	0.54		0.94	132

17.55	15.94	19,581	1.14	0.85	(e)	1.27	70
15.21	1.44 (f)	16,883	1.15	0.43		1.25	121
15.11	15.96	16,645	1.15	0.72		1.27	126
13.12	34.03	14,354	1.15	0.70		1.32	134
9.84	(39.36)	10,713	1.15	0.30		1.19	132

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	JPMORGAN INSURANCE TRUST	13

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2012

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Intrepid Growth Portfolio	Class 1 and Class 2	Diversified

The investment objective of the Portfolio is to provide long-term capital growth.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and administrative services plan.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. The value of securities listed on The NASDAQ Stock Market LLC is generally the NASDAQ Official Closing Price.

Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Certain investments of the Portfolio may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Portfolio to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at each investment company’s net asset value per share as of the report date.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Portfolio’s securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) , a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. (“JPMAM”), which is a wholly-owned subsidiary of JPMorgan, JPMAM’s Legal and Compliance, JPMAM’s Risk Management and the Portfolio’s Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Portfolio’s valuation policies.

The VC or Board of Trustees, as applicable, primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing and at least a quarterly basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

The various inputs that are used in determining the fair value of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

14	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2012

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$35,577,767	$—	$—	$35,577,767

Depreciation in Other Financial Instruments
Futures Contracts	$(1,448)	$—	$—	$(1,448)

(a)	All portfolio holdings designated as Level 1 are disclosed individually in the SOI. Please refer to the SOI for industry specifics of portfolio holdings.

There were no transfers between Levels 1 and 2 during the year ended December 31, 2012.

B. Futures Contracts — The Portfolio uses index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Portfolio also buys futures contracts to immediately invest incoming cash in the market or sells futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Portfolio to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Portfolio is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Portfolio periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The Portfolio may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

The table below discloses the volume of the Portfolio’s futures contracts activity during the year ended December 31, 2012:

Futures Contracts:
Average Notional Balance Long	$794,325
Ending Notional Balance Long	284,020

C. Securities Lending — The Portfolio may lend securities to brokers approved by the Advisor in order to generate additional income. Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending (“GSAL”), serves as lending agent for the Portfolio pursuant to a Securities Lending Agreement (the “GSAL Securities Lending Agreement”). The Portfolio receives cash collateral, which is invested in Capital Shares of the JPMorgan Prime Money Market Fund (“Collateral Investments”). Upon termination of the loan, the Portfolio is required to return to the borrower the posted cash collateral. Loans are subject to termination by the Portfolio or the borrower at any time.

Securities lending income is comprised of income earned on Collateral Investments, net amount of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statement of Operations. The Portfolio also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statement of Operations.

For the year ended December 31, 2012, the Portfolio earned $65 from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below.

At the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. dollar-denominated securities, plus accrued interest. The GSAL Securities Lending Agreement requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% of the value of loaned securities.

DECEMBER 31, 2012	JPMORGAN INSURANCE TRUST	15

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2012 (continued)

The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of Collateral Investments are disclosed in the SOI. At December 31, 2012, there were no securities out on loan.

The Portfolio bears the risk of loss associated with the Collateral Investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments declines below the amount owed to a borrower, the Portfolio may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Portfolio may use leverage (borrow money) to repay the borrower for cash collateral posted, if the Advisor does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, GSAL has agreed to indemnify the Portfolio from losses resulting from a borrower’s failure to return a loaned security.

The Advisor waived fees associated with the Portfolio’s investment in JPMorgan Prime Money Market Fund in the amount of $33. This amount offsets the administration fees and shareholder servicing fees incurred by JPMorgan Prime Money Market Fund related to the Portfolio’s investment in such fund. A portion of the waiver is voluntary.

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

E. Allocation of Income and Expenses — Expenses directly attributable to a portfolio are charged directly to that portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Each class of shares bears its pro-rata portion of expenses attributable to the Portfolio, except that each class separately bears expenses related specifically to that class.

F. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Portfolio’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated undistributed net investment income	Accumulated net realized gains (losses)
$(1,352)	$779	$573

The reclassifications for the Portfolio relate primarily to distributions from investments in real estate investment trusts and expiration of capital loss carryforwards.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual rate of 0.65%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended December 31, 2012, the annual effective rate was 0.09% of the Portfolio’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

16	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2012

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

The Administrator waived Administration fees as outlined in Note 3.E.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

E. Waivers and Reimbursements — The Advisor, Administrator and Distributor (for Class 2 Shares) have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Portfolio’s respective average daily net assets as shown in the table below:

Class 1	Class 2
0.90%	1.15%

The expense limitation agreements were in effect for the year ended December 31, 2012. The contractual expense limitation percentages in the table above are in place until at least April 30, 2013.

For the year ended December 31, 2012, the Portfolio’s service providers waived fees for the Portfolio as follows. None of these parties expect the Portfolio to repay any such waived fees in future years.

Contractual Waivers
Investment Advisory	Administration	Total
$22,819	$24,125	$46,944

Additionally, the Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and the Distributor waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the year ended December 31, 2012 (excluding the waiver disclosed in Note 2.C. regarding cash collateral for securities lending invested in JPMorgan Prime Money Market Fund) was $1,590.

F. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with Federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended December 31, 2012, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party broker-dealers. For the year ended December 31, 2012, the Portfolio did not incur any brokerage commissions with broker-dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

DECEMBER 31, 2012	JPMORGAN INSURANCE TRUST	17

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2012 (continued)

4. Investment Transactions

During the year ended December 31, 2012, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$26,145,374	$33,593,368

During the year ended December 31, 2012, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at December 31, 2012 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$30,685,273	$5,277,804	$385,310	$4,892,494

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended December 31, 2012 was as follows:

Total Distributions Paid From:
Ordinary Income	Total Distributions Paid
$279,421	$279,421

The tax character of distributions paid during the fiscal year ended December 31, 2011 was as follows:

Total Distributions Paid From:
Ordinary Income	Total Distributions Paid
$436,149	$436,149

As of December 31, 2012, the components of net assets (excluding paid-in-capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$409,358	$(19,085,881)	$4,892,494

The cumulative timing differences primarily consist of trustee deferred compensation and wash sale loss deferrals.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Portfolio after December 31, 2010 may get carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to the Act, net capital losses incurred by the Portfolio were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2012, the Portfolio did not have any post-enactment net capital loss carryforwards.

As of December 31, 2012, the Portfolio had the following pre-enactment net capital loss carryforwards, expiring during the years indicated, which are available to offset future realized gains:

2013	2016	2017	Total
$1,798,808	$5,636,634	$11,650,439	$19,085,881

During the year ended December 31, 2012, the Portfolio utilized capital loss carryforwards in the amount of $2,898,658.

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 11, 2013.

18	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2012

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility at December 31, 2012, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

DECEMBER 31, 2012	JPMORGAN INSURANCE TRUST	19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Insurance Trust and Shareholders of JPMorgan Insurance Trust Intrepid Growth Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Insurance Trust Intrepid Growth Portfolio (a separate Portfolio of JPMorgan Insurance Trust) (hereafter referred to as the “Portfolio”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 15, 2013

20	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2012

TRUSTEES

(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	170	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Chairman effective 2013; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999-present); President, Adelphi University (New York) (1998-1999).	170	Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present); Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	170	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	170	Director, Center for Communication, Hearing, and Deafness (1990-present).

Mary E. Martinez (1960); Trustee of Trust effective January 1, 2013	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-Present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	170	Member, New York City Center Advisory Council (oversees public performing arts facilities) (2006-Present)

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	170	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trust effective January 1, 2013	Retired (2005-Present); President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	170	Director, Sun Life Financial (SLF) (2007 to Present) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010)

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	170	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	170	Trustee, American University in Cairo (1999-present); Chairman, Darthmouth-Hitchcock Medical Center (2013-present); Trustee, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, Carleton College (2002-2010).

DECEMBER 31, 2012	JPMORGAN INSURANCE TRUST	21

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo*** (1946); Trustee of Trust effective February 1, 2013	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	170	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-Present)

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	170	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	170	None.
Interested Trustee Not Affiliated With the Adviser

Frankie D. Hughes** (1952), Trustee of Trust since 2008.	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	170	Trustee, The Victory Portfolios (2000-2008).

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Mr. Morton should continue to serve until December 31, 2014. In order to fill the vacancies created by the retirement of the Fergus Reid, III, William J. Armstrong, and Leonard J. Spalding, Jr., effective December 31, 2012, the Board appointed Ms. Martinez and Mr. Merin to serve as Trustees effective January 1, 2013 and Marian U. Pardo to serve as Trustee effective February 1, 2013.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (170 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Funds’ investment advisor, is a wholly-owned subsidiary of JPMorgan Chase & Co. Five other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisors (not affiliated with JPMorgan) that are under common control with subadvisors to certain J.P. Morgan Funds.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she will irrevocably waive effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which will end January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

22	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2012

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Patricia A. Maleski (1960), President and Principal Executive Officer (2010)

Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)

Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Kathryn A. Jackson (1962), AML Compliance Officer (2012)*

Vice President and AML Compliance Manager for JPMorgan Asset Management Compliance since 2011; Senior On-Boarding Specialist for JPMorgan Distribution Services, Inc. in Global Liquidity from 2008 to 2011; prior to joining JPMorgan, Ms. Jackson was a Financial Services Analyst responsible for on-boarding, compliance and training with Nationwide Securities LLC and 1717 Capital Management Company, both registered broker-dealers, from 2005 until 2008.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980) , Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980) , Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Executive Director, JPMorgan Funds Management, Inc. from July 2012; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Jeffrey D. House (1972), Assistant Treasurer (2006)**	Vice President, JPMorgan Funds Management, Inc. since July 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Jeffery Reedy (1973), Assistant Treasurer (2011)**	Vice President, JPMorgan Funds Management, Inc. since February 2006.

Julie A. Roach (1971), Assistant Treasurer (2012)**	Vice President, JPMorgan Funds Management, Inc. from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. from September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 500 Stanton Christiana Road, Ops 1, Floor 02, Newark, DE 19173-2107.

**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

DECEMBER 31, 2012	JPMORGAN INSURANCE TRUST	23

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees (for Class 2 Shares) and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2012, and continued to hold your shares at the end of the reporting period, December 31, 2012.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During the Period*	Annualized Expense Ratio
Intrepid Growth Portfolio
Class 1
Actual	$1,000.00	$1,052.60	$4.64	0.90%
Hypothetical	1,000.00	1,020.61	4.57	0.90
Class 2
Actual	1,000.00	1,050.90	5.88	1.14
Hypothetical	1,000.00	1,019.41	5.79	1.14

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

24	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2012

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2012, at which the Trustees considered the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment subcommittees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 23, 2012.

The Trustees, as part of their review of the investment advisory arrangements for the J.P. Morgan Funds, considered and reviewed performance and other information received from the Advisor on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information included the Portfolio’s performance compared to the performance of the Portfolio’s peers and benchmarks and analyses by the Advisor of the Portfolio’s performance. The Advisor also periodically provides comparative information regarding the Portfolio’s expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Advisor, including, with respect to the Portfolio, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Portfolio and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Portfolio and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Advisor from the Portfolio under the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Portfolio and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to the Portfolio by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio and the infrastructure supporting the team. The Trustees also considered information provided by the Advisor and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Portfolio. The Trustees also reviewed information relating to the Advisor’s risk governance model and reports showing the Advisor’s compliance structure and ongoing compliance processes. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Portfolio gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Portfolio, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to questions or concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio.

DECEMBER 31, 2012	JPMORGAN INSURANCE TRUST	25

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by the Advisor.

Costs of Services Provided and Profitability to the Advisor and its Affiliates

The Trustees received and considered information regarding the profitability to the Advisor and its affiliates in providing services to the Portfolio. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates’ revenues from the contractual services provided to the Portfolio, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Portfolio.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Portfolio. The Board also considered that the Advisor currently uses third-party soft dollar arrangements with respect to securities transactions it executes for the Portfolio.

The Trustees also considered that JPMFM earns fees from the Portfolio for providing administrative services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, an affiliate of the Advisor, which also acts as the Portfolio’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Portfolio, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Portfolio does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Advisor, and that the Portfolio benefits from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Portfolio’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Portfolio had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Advisor for investment management styles substantially similar to that of the Portfolio. The Trustees also considered the complexity of investment management for the Portfolio relative to the Advisor’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to the Portfolio in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Portfolio in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Portfolio within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Portfolio’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to a representative class to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Portfolio’s performance against its benchmark and considered the performance information provided for the Portfolio at regular Board meetings by the Advisor. The Lipper performance data noted by the Trustees as part of their

26	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2012

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (Continued)

review and the determinations made by the Trustees with respect to the Portfolio’s performance are summarized below:

The Trustees noted the Portfolio’s performance was in the first, second and second quintiles for Class 1 shares for the one-, three-, and five-year periods ended December 31, 2011, respectively. The Trustees discussed the performance and investment strategy of the Portfolio with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Portfolio to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Portfolio. The Trustees recognized that Lipper reported the Portfolio’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Portfolio. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Portfolio and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Portfolio’s advisory fees and expense ratios are summarized below:

The Trustees noted that the Portfolio’s net advisory fee and actual total expenses for Class 1 shares were in the second and third quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

DECEMBER 31, 2012	JPMORGAN INSURANCE TRUST	27

TAX LETTER

(Unaudited)

Certain tax information for the Portfolio is required to be provided to shareholders based upon the Portfolio’s income and distributions for the taxable year ended December 31, 2012. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2012. The information necessary to complete your income tax returns for the calendar year ending December 31, 2012 will be received under separate cover.

Dividends Received Deductions (DRD)

100.00% of ordinary income distributions were eligible for the 70% dividend received deduction for corporate rate shareholders for the fiscal year ended December 31, 2012.

28	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2012

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2013. All rights reserved. December 2012.	AN-JPMITIGP-1212

Annual Report

JPMorgan Insurance Trust

December 31, 2012

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered through qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

JANUARY 23, 2013 (Unaudited)

Dear Shareholder:

Despite periods of volatility, equity markets in most parts of the world rallied during the twelve months ended December 31, 2012. Improving U.S. economic data, particularly in the housing market, and accommodative policies from central banks around the world helped support investors’ appetite for risk. Stock markets carried their positive momentum into 2013 as investors reacted positively to the “fiscal cliff” bill and recent industry fund flows into equity strategies suggest that many investors are becoming more optimistic.

“Stock markets carried their positive momentum into 2013 as investors reacted positively to the “fiscal cliff” bill and recent industry fund flows into equity strategies suggest that many investors are becoming more optimistic.”

However, many of the catalysts for uncertainty in 2012 are likely to continue in 2013. The upcoming debate about the debt ceiling and budget resolutions is likely to create additional political gridlock in Washington. Europe’s debt crisis still looms, tensions in the Middle East continue and economic growth remains tepid. Accordingly, central banks around the world have indicated their continued commitment to accommodative policies.

U.S. Treasury Yields Remain Low

Yields for U.S. Treasury securities remained at historically low levels throughout 2012. The yield for 10-year U.S. Treasury securities ended December 2012 at 1.8%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.3% and 3.0%, respectively. As the low interest rate environment persists, an increasing amount of fixed income investors are turning to asset classes like high yield bonds and emerging market debt in search of higher yielding securities. Higher demand for these securities as well as strong fundamentals led to positive returns for high yield bonds and emerging market debt during the twelve months ended December 31, 2012.

International Stocks Outperform

Stock returns across market capitalizations, countries and investment styles varied during the reporting period. While the debt crisis in Europe impacted equities in all corners of the world, it had the most significant impact on international stocks, which rose and fell with investors’ changing perception about the viability of corrective actions taken by the European Central Bank (“ECB”). Investors’ positive reaction to the ECB’s plan to purchase 1-3 year bonds issued by the governments of troubled European countries calmed markets and helped international stocks outperform U.S. stocks. Emerging markets stocks, weighed down by concerns about a “hard landing” in China for much of the reporting period, also received a boost from the ECB’s announcement and outperformed U.S. equities during the twelve months ended December 31, 2012.

Investment Implications for the U.S. Debt and Deficit Negotiations

On January 1, 2013, the U.S. Senate and House of Representatives approved a “fiscal cliff” package. Equities moved higher in the wake of this deal, but markets could become volatile as the remaining issues come into focus over the coming months. Negotiations surrounding the debt ceiling are ongoing, while the issue of long-term entitlement spending remains. Given these unresolved issues, an appropriately balanced mix of stocks, bonds, as well as alternatives, should help cushion portfolios if markets become volatile.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

DECEMBER 31, 2012	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2012 (Unaudited)

Reporting Period Return:
Portfolio (Class 1 Shares)*	16.13%
Russell Midcap Index	17.28%

Net Assets as of 12/31/2012	$36,056,928

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust Intrepid Mid Cap Portfolio (the “Portfolio”) seeks long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.

HOW DID THE MARKET PERFORM?

Early in the reporting period, U.S. stocks were buoyed by improving economic data, as durable goods consumption, equipment and software spending and vehicle sales showed positive trends. However, the debt crisis in Europe continued to be a major source of uncertainty in capital markets and fears of economic contagion triggered a decline in stock prices in the second quarter of 2012. The European Central Bank reacted by announcing its plan to purchase 1-3 year bonds issued by the governments of troubled European countries, which quelled investors’ concerns and helped ignite a rally in stocks. U.S. stocks were also supported by accommodative policies from the U.S. Federal Reserve and improving economic data. The U.S. Federal Open Market Committee extended its $400 billion “Operation Twist” program through the end of 2012 and, in September, announced another asset purchase plan, indicating that it would buy $40 billion of agency mortgage-backed securities per month on an open-ended basis. Meanwhile, the U.S. housing and labor markets showed signs of recovery, as housing starts and nonfarm payrolls were better than investors had expected. Uncertainty surrounding the “fiscal cliff” stalled the equity rally but the Russell Midcap Index (the “Benchmark”) finished the twelve months ended December 31, 2012 with a 17.28% gain.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio (Class 1 Shares) underperformed the Benchmark for the twelve months ended December 31, 2012. The Portfolio’s stock selection in the pharmaceutical and industrial cyclical sectors was the main detractor from relative performance. The Portfolio’s stock selection in the software and services and capital markets sectors contributed to relative performance.

Individual detractors from relative performance included the Portfolio’s positions in SUPERVALU INC. and Navistar Interna-

tional Corp. Shares of grocery-store operator SUPERVALU INC. declined after the company reported disappointing earnings and suspended the payment of its dividend. Navistar International Corp., a manufacturer of commercial and military truck engines, reported disappointing first-quarter earnings, which was lower than expected due to costs related to its joint ventures. In addition, lower expectations for military spending caused the company to lower its guidance, which also hurt the stock.

Individual contributors to relative performance included the Portfolio’s positions in Constellation Brands, Inc. and PPG Industries, Inc. Shares of Constellation Brands, Inc., which markets and sells alcoholic beverages, benefited after the company increased its expectations for earnings. Shares of chemical manufacturing company PPG Industries, Inc. benefited from investors’ positive reaction to the announcement that the company would increase its quarterly dividend.

HOW WAS THE PORTFOLIO POSITIONED?

The JPMorgan Intrepid Investment Team (the “Team”)1 employs a philosophy that is rooted in behavioral finance, a field of study that emphasizes the importance of human psychology in financial markets. Behavioral finance examines how investor behavior can be affected by emotional biases and reactions. The field theorizes that inefficiencies arise in the stock market because investors are consistently irrational in making many investment decisions.

The Team aims to capitalize on these market inefficiencies by targeting what it believes are attractively valued stocks with strong fundamentals and momentum characteristics, and look to sell these stocks when they no longer exhibit these criteria. A disciplined quantitative ranking methodology is utilized to identify attractive stocks in each sector, a process that is combined with qualitative research and value-added trading. Portfolios are constructed with limited sector bets so that stock selection is typically the primary driver of relative performance.

During the reporting period, the Portfolio was managed and positioned in accordance with this investment philosophy and process.

1	There was a change to the Team during the reporting period. There was no change to the Portfolio’s investment strategy or objective.

2	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2012

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Constellation Brands, Inc., Class A	2.0%
2.	Lorillard, Inc.	1.8
3.	Discover Financial Services	1.7
4.	Macy’s, Inc.	1.7
5.	PPG Industries, Inc.	1.6
6.	PulteGroup, Inc.	1.5
7.	CBS Corp. (Non-Voting), Class B	1.5
8.	Alliance Data Systems Corp.	1.5
9.	Cooper Cos., Inc. (The)	1.4
10.	Wyndham Worldwide Corp.	1.4

PORTFOLIO COMPOSITION BY SECTOR***
Financials	18.7%
Consumer Discretionary	16.8
Information Technology	14.8
Industrials	11.1
Health Care	10.7
Consumer Staples	6.7
Energy	6.6
Materials	6.1
Utilities	5.9
Telecommunication Services	1.6
U.S. Treasury Obligation	0.2
Short-Term Investment	0.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of December 31, 2012. The Portfolio’s composition is subject to change.

DECEMBER 31, 2012	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2012

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	3/30/95	16.13%	2.56%	8.82%
CLASS 2 SHARES	8/16/06	15.82	2.30	8.64

TEN YEAR PERFORMANCE (12/31/02 TO 12/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class 2 Shares prior to its inception date are based on the performance of Class 1 Shares. The actual returns of Class 2 Shares would have been lower than shown because Class 2 Shares have higher expenses than Class 1 Shares.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Intrepid Mid Cap Portfolio, the Russell Midcap Index and the Lipper Variable Underlying Funds Mid-Cap Core Funds Index from December 31, 2002 to December 31, 2012. The performance of the Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Russell Midcap Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the secu-

rities included in the benchmark. The performance of the Lipper Variable Underlying Funds Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Portfolio. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index. The Lipper Variable Underlying Funds Mid-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2012

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.2%
	Consumer Discretionary — 16.5%
	Auto Components — 0.5%
3,000	Delphi Automotive plc, (United Kingdom) (a)	114,750
1,100	TRW Automotive Holdings Corp. (a)	58,971

		173,721

	Distributors — 0.5%
200	Genuine Parts Co.	12,716
8,000	LKQ Corp. (a)	168,800

		181,516

	Diversified Consumer Services — 0.9%
900	Apollo Group, Inc., Class A (a)	18,828
22,000	Service Corp. International	303,820

		322,648

	Hotels, Restaurants & Leisure — 1.9%
6,100	Brinker International, Inc.	189,039
9,300	Wyndham Worldwide Corp.	494,853

		683,892

	Household Durables — 2.8%
3,550	Garmin Ltd., (Switzerland)	144,911
2,800	Jarden Corp. (a)	144,760
5,550	Leggett & Platt, Inc.	151,071
29,800	PulteGroup, Inc. (a)	541,168
300	Tupperware Brands Corp.	19,230

		1,001,140

	Internet & Catalog Retail — 0.6%
2,600	Expedia, Inc.	159,770
800	Netflix, Inc. (a)	74,224

		233,994

	Leisure Equipment & Products — 0.1%
1,300	Mattel, Inc.	47,606

	Media — 2.6%
14,200	CBS Corp. (Non-Voting), Class B	540,310
5,250	DISH Network Corp., Class A	191,100
5,400	Lamar Advertising Co., Class A (a)	209,250

		940,660

	Multiline Retail — 2.2%
1,600	Dillard’s, Inc., Class A	134,032
1,500	Dollar Tree, Inc. (a)	60,840
15,000	Macy’s, Inc.	585,300

		780,172

	Specialty Retail — 4.0%
800	AutoZone, Inc. (a)	283,544

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — Continued
3,400	Foot Locker, Inc.	109,208
6,200	GameStop Corp., Class A	155,558
7,000	Gap, Inc. (The)	217,280
2,000	O’Reilly Automotive, Inc. (a)	178,840
1,700	PetSmart, Inc.	116,178
2,200	Ross Stores, Inc.	119,130
3,200	TJX Cos., Inc.	135,840
2,800	Urban Outfitters, Inc. (a)	110,208

		1,425,786

	Textiles, Apparel & Luxury Goods — 0.4%
500	Carter’s, Inc. (a)	27,825
2,600	Michael Kors Holdings Ltd., (Hong Kong) (a)	132,678

		160,503

	Total Consumer Discretionary	5,951,638

	Consumer Staples — 6.6%
	Beverages — 2.0%
19,800	Constellation Brands, Inc., Class A (a)	700,722

	Food & Staples Retailing — 0.5%
3,800	Fresh Market, Inc. (The) (a)	182,742

	Food Products — 2.3%
13,000	Campbell Soup Co.	453,570
3,800	Smithfield Foods, Inc. (a)	81,966
13,100	Tyson Foods, Inc., Class A	254,140
3,500	WhiteWave Foods Co., Class A (a)	54,390

		844,066

	Tobacco — 1.8%
5,600	Lorillard, Inc.	653,352

	Total Consumer Staples	2,380,882

	Energy — 6.5%
	Energy Equipment & Services — 1.7%
701	Baker Hughes, Inc.	28,629
1,100	Dresser-Rand Group, Inc. (a)	61,754
1,368	National Oilwell Varco, Inc.	93,503
4,700	Oil States International, Inc. (a)	336,238
300	SEACOR Holdings, Inc.	25,140
1,500	Unit Corp. (a)	67,575

		612,839

	Oil, Gas & Consumable Fuels — 4.8%
2,800	Cimarex Energy Co.	161,644
800	Continental Resources, Inc. (a)	58,792
6,595	Energen Corp.	297,368
4,800	HollyFrontier Corp.	223,440

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Oil, Gas & Consumable Fuels — Continued
1,700	Marathon Petroleum Corp.	107,100
3,500	Murphy Oil Corp.	208,425
3,100	Newfield Exploration Co. (a)	83,018
1,320	Noble Energy, Inc.	134,297
1,800	PBF Energy, Inc. (a)	52,290
700	Peabody Energy Corp.	18,627
2,300	Plains Exploration & Production Co. (a)	107,962
2,800	Tesoro Corp.	123,340
4,800	Valero Energy Corp.	163,776

		1,740,079

	Total Energy	2,352,918

	Financials — 18.4%
	Capital Markets — 1.2%
2,300	Affiliated Managers Group, Inc. (a)	299,345
11,300	American Capital Ltd. (a)	135,600

		434,945

	Commercial Banks — 2.3%
900	BankUnited, Inc.	21,996
1,450	BOK Financial Corp.	78,967
7,600	Huntington Bancshares, Inc.	48,564
16,500	KeyCorp	138,930
700	M&T Bank Corp.	68,929
9,900	Regions Financial Corp.	70,488
2,400	Signature Bank (a)	171,216
3,900	SVB Financial Group (a)	218,283

		817,373

	Consumer Finance — 1.6%
15,300	Discover Financial Services	589,815

	Diversified Financial Services — 0.3%
4,650	NASDAQ OMX Group, Inc. (The)	116,296

	Insurance — 4.3%
2,050	Allied World Assurance Co. Holdings AG, (Switzerland)	161,540
5,750	American Financial Group, Inc.	227,240
1,700	Aon plc, (United Kingdom)	94,520
2,150	Arch Capital Group Ltd., (Bermuda) (a)	94,643
1,900	Assurant, Inc.	65,930
9,400	Assured Guaranty Ltd., (Bermuda)	133,762
1,350	Axis Capital Holdings Ltd., (Bermuda)	46,764
600	Everest Re Group Ltd., (Bermuda)	65,970
3,700	Hartford Financial Services Group, Inc.	83,028
2,500	Lincoln National Corp.	64,750
3,400	Principal Financial Group, Inc.	96,968

SHARES	SECURITY DESCRIPTION	VALUE($)

	Insurance — Continued
3,300	Protective Life Corp.	94,314
1,100	Torchmark Corp.	56,837
7,800	Unum Group	162,396
2,600	Validus Holdings Ltd., (Bermuda)	89,908

		1,538,570

	Real Estate Investment Trusts (REITs) — 7.7%
1,200	American Capital Agency Corp.	34,728
6,800	Annaly Capital Management, Inc.	95,472
6,300	Apartment Investment & Management Co., Class A	170,478
200	AvalonBay Communities, Inc.	27,118
5,900	Brandywine Realty Trust	71,921
1,100	Camden Property Trust	75,031
2,000	Chimera Investment Corp.	5,220
3,625	CommonWealth REIT	57,420
4,000	DDR Corp.	62,640
4,500	Digital Realty Trust, Inc.	305,505
3,500	Douglas Emmett, Inc. (m)	81,550
23,200	Duke Realty Corp.	321,784
1,600	Equity Residential	90,672
700	Extra Space Storage, Inc.	25,473
3,400	Health Care REIT, Inc.	208,386
11,910	Hospitality Properties Trust	278,932
7,900	Host Hotels & Resorts, Inc.	123,793
2,050	Mack-Cali Realty Corp.	53,526
3,100	Post Properties, Inc.	154,845
5,300	Retail Properties of America, Inc., Class A	63,441
600	SL Green Realty Corp.	45,990
2,800	Taubman Centers, Inc.	220,416
3,022	Ventas, Inc.	195,584

		2,769,925

	Real Estate Management & Development — 1.0%
5,300	Realogy Holdings Corp. (a)	222,388
5,700	St. Joe Co. (The) (a)	131,556

		353,944

	Total Financials	6,620,868

	Health Care — 10.5%
	Biotechnology — 2.4%
2,300	Alexion Pharmaceuticals, Inc. (a)	215,763
4,400	BioMarin Pharmaceutical, Inc. (a)	216,700
10,100	Vertex Pharmaceuticals, Inc. (a)	423,594

		856,057

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Health Care Equipment & Supplies — 2.8%
3,400	Alere, Inc. (a)	62,900
5,400	Cooper Cos., Inc. (The)	499,392
7,700	Hologic, Inc. (a)	154,231
4,500	Zimmer Holdings, Inc.	299,970

		1,016,493

	Health Care Providers & Services — 3.9%
2,210	Aetna, Inc.	102,323
8,400	AmerisourceBergen Corp.	362,712
5,000	Community Health Systems, Inc.	153,700
6,500	HCA Holdings, Inc.	196,105
4,600	Humana, Inc.	315,698
7,400	Omnicare, Inc.	267,140

		1,397,678

	Life Sciences Tools & Services — 0.5%
3,700	Life Technologies Corp. (a)	181,596

	Pharmaceuticals — 0.9%
1,700	Perrigo Co.	176,851
1,800	Watson Pharmaceuticals, Inc. (a)	154,800

		331,651

	Total Health Care	3,783,475

	Industrials — 10.9%
	Aerospace & Defense — 2.2%
1,400	Alliant Techsystems, Inc.	86,744
7,066	Huntington Ingalls Industries, Inc.	306,240
4,750	L-3 Communications Holdings, Inc.	363,945
300	Northrop Grumman Corp.	20,274

		777,203

	Airlines — 0.6%
2,000	Copa Holdings S.A., (Panama), Class A	198,900

	Commercial Services & Supplies — 0.1%
3,430	R.R. Donnelley & Sons Co.	30,870

	Construction & Engineering — 2.9%
15,500	AECOM Technology Corp. (a)	368,900
3,500	Chicago Bridge & Iron Co. N.V., (Netherlands)	162,225
12,600	KBR, Inc.	376,992
3,700	URS Corp.	145,262

		1,053,379

	Electrical Equipment — 1.0%
3,850	Hubbell, Inc., Class B	325,826
600	Regal-Beloit Corp.	42,282

		368,108

SHARES	SECURITY DESCRIPTION	VALUE($)

	Machinery — 3.3%
4,000	AGCO Corp. (a)	196,480
5,100	Ingersoll-Rand plc, (Ireland)	244,596
5,545	Parker Hannifin Corp.	471,658
6,000	Timken Co.	286,980

		1,199,714

	Marine — 0.2%
1,400	Kirby Corp. (a)	86,646

	Professional Services — 0.0% (g)
200	Dun & Bradstreet Corp. (The)	15,730

	Road & Rail — 0.5%
5,800	CSX Corp.	114,434
900	Landstar System, Inc.	47,214

		161,648

	Trading Companies & Distributors — 0.1%
1,500	Air Lease Corp. (a)	32,250

	Total Industrials	3,924,448

	Information Technology — 14.6%
	Communications Equipment — 1.6%
53,300	Brocade Communications Systems, Inc. (a)	284,089
3,900	Harris Corp.	190,944
1,700	Palo Alto Networks, Inc. (a)	90,984

		566,017

	Computers & Peripherals — 1.0%
8,550	Western Digital Corp.	363,289

	Electronic Equipment, Instruments & Components — 1.2%
4,400	Arrow Electronics, Inc. (a)	167,552
6,000	Avnet, Inc. (a)	183,660
600	Tech Data Corp. (a)	27,318
4,800	Vishay Intertechnology, Inc. (a)	51,024

		429,554

	Internet Software & Services — 1.7%
6,500	IAC/InterActiveCorp.	307,450
2,800	LinkedIn Corp., Class A (a)	321,496

		628,946

	IT Services — 3.2%
3,650	Alliance Data Systems Corp. (a)	528,374
700	Amdocs Ltd.	23,793
1,200	Booz Allen Hamilton Holding Corp.	16,704
3,700	Broadridge Financial Solutions, Inc.	84,656
4,700	Computer Sciences Corp.	188,235
1,500	DST Systems, Inc.	90,900
3,400	Fidelity National Information Services, Inc.	118,354

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	JPMORGAN INSURANCE TRUST	7

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	IT Services — Continued
3,800	Lender Processing Services, Inc.	93,556

		1,144,572

	Semiconductors & Semiconductor Equipment — 2.8%
1,500	Analog Devices, Inc.	63,090
13,700	Applied Materials, Inc.	156,728
1,900	KLA-Tencor Corp.	90,744
1,700	Lam Research Corp. (a)	61,421
900	Linear Technology Corp.	30,870
15,500	LSI Corp. (a)	109,740
7,800	Marvell Technology Group Ltd., (Bermuda)	56,628
12,200	NVIDIA Corp.	149,938
4,200	Skyworks Solutions, Inc. (a)	85,260
7,000	Teradyne, Inc. (a)	118,230
2,050	Xilinx, Inc.	73,595

		996,244

	Software — 3.1%
3,380	BMC Software, Inc. (a)	134,051
17,200	CA, Inc.	378,056
4,100	Splunk, Inc. (a)	118,982
15,300	Symantec Corp. (a)	287,793
2,200	Synopsys, Inc. (a)	70,048
2,500	Workday, Inc., Class A (a)	136,250

		1,125,180

	Total Information Technology	5,253,802

	Materials — 5.9%
	Chemicals — 3.0%
1,400	CF Industries Holdings, Inc.	284,424
2,400	Huntsman Corp.	38,160
4,100	PPG Industries, Inc.	554,935
3,300	Valspar Corp.	205,920

		1,083,439

	Containers & Packaging — 0.4%
2,400	Crown Holdings, Inc. (a)	88,344
600	Greif, Inc., Class A	26,700
400	Rock-Tenn Co., Class A	27,964

		143,008

	Metals & Mining — 1.5%
3,850	Cliffs Natural Resources, Inc.	148,456
900	Nucor Corp.	38,862
1,700	Reliance Steel & Aluminum Co.	105,570
1,200	Royal Gold, Inc.	97,572
3,800	Steel Dynamics, Inc.	52,174
2,750	Walter Energy, Inc.	98,670

		541,304

SHARES	SECURITY DESCRIPTION	VALUE($)

	Paper & Forest Products — 1.0%
1,900	Domtar Corp., (Canada)	158,688
5,500	International Paper Co.	219,120

		377,808

	Total Materials	2,145,559

	Telecommunication Services — 1.5%
	Diversified Telecommunication Services — 1.2%
98,500	Frontier Communications Corp.	421,580

	Wireless Telecommunication Services — 0.3%
1,800	SBA Communications Corp., Class A (a)	127,836

	Total Telecommunication Services	549,416

	Utilities — 5.8%
	Electric Utilities — 0.3%
781	Exelon Corp.	23,227
2,600	NV Energy, Inc.	47,164
600	Pinnacle West Capital Corp.	30,588

		100,979

	Gas Utilities — 0.8%
3,900	Questar Corp.	77,064
6,150	UGI Corp.	201,167

		278,231

	Independent Power Producers & Energy Traders — 0.3%
10,200	AES Corp. (The)	109,140

	Multi-Utilities — 4.4%
2,950	Alliant Energy Corp.	129,534
4,200	Ameren Corp.	129,024
12,730	CenterPoint Energy, Inc.	245,053
5,600	CMS Energy Corp.	136,528
2,700	Consolidated Edison, Inc.	149,958
4,700	DTE Energy Co.	282,235
300	Integrys Energy Group, Inc.	15,666
3,650	MDU Resources Group, Inc.	77,526
4,400	Sempra Energy	312,136
7,800	TECO Energy, Inc.	130,728

		1,608,388

	Total Utilities	2,096,738

	Total Common Stocks (Cost $29,668,787)	35,059,744

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.2%
60,000	U.S. Treasury Note, 0.250%, 11/30/13 (k) (Cost $60,021)	60,035

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 0.8%
	Investment Company — 0.8%
274,642	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.100% (b) (l) (m) (Cost $274,642)	274,642

	Total Investments — 98.2% (Cost $30,003,450)	35,394,421
	Other Assets in Excess of Liabilities — 1.8%	662,507

	NET ASSETS — 100.0%	$36,056,928

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/12	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
10	S&P Mid Cap 400	03/15/13	$1,018,100	$11,740

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.1%.
(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(l)	— The rate shown is the current yield as of December 31, 2012.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	JPMORGAN INSURANCE TRUST	9

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2012

Intrepid Mid Cap Portfolio
ASSETS:
Investments in non-affiliates, at value	$35,119,779
Investments in affiliates, at value	274,642

Total investment securities, at value	35,394,421
Cash	22
Receivables:
Investment securities sold	846,637
Portfolio shares sold	325
Interest and dividends from non-affiliates	36,513
Dividends from affiliates	59
Variation margin on futures contracts	12,834

Total Assets	36,290,811

LIABILITIES:
Payables:
Investment securities purchased	157,428
Portfolio shares redeemed	11,269
Accrued liabilities:
Investment advisory fees	17,585
Distribution fees	4
Custodian and accounting fees	2,438
Trustees’ and Chief Compliance Officer’s fees	16
Printing & mailing costs	15,147
Audit fees	28,156
Other	1,840

Total Liabilities	233,883

Net Assets	$36,056,928

NET ASSETS:
Paid-in-Capital	$32,478,987
Accumulated undistributed net investment income	432,144
Accumulated net realized gains (losses)	(2,256,914)
Net unrealized appreciation (depreciation)	5,402,711

Total Net Assets	$36,056,928

Net Assets:
Class 1	$36,038,129
Class 2	18,799

Total	$36,056,928

Outstanding units of beneficial interest (shares) (unlimited number of shares authorized, no par value):
Class 1	2,050,221
Class 2	1,072

Net Asset Value, offering and redemption price per share (a):
Class 1	$17.58
Class 2	17.54

Cost of investments in non-affiliates	$29,728,808
Cost of investments in affiliates	274,642

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2012

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2012

Intrepid Mid Cap Portfolio
INVESTMENT INCOME:
Dividend income from non-affiliates	$735,438
Dividend income from affiliates	1,066
Interest income from non-affiliates	109
Income from securities lending (net)	1,196

Total investment income	737,809

EXPENSES:
Investment advisory fees	220,567
Administration fees	29,394
Distribution fees — Class 2	45
Custodian and accounting fees	27,183
Professional fees	53,704
Trustees’ and Chief Compliance Officer’s fees	270
Printing and mailing costs	2,107
Transfer agent fees	4,550
Other	7,436

Total expenses	345,256

Less amounts waived	(41,083)

Net expenses	304,173

Net investment income (loss)	433,636

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	1,548,714
Futures	69,575

Net realized gain (loss)	1,618,289

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	3,069,506
Futures	9,939

Change in net unrealized appreciation/depreciation	3,079,445

Net realized/unrealized gains (losses)	4,697,734

Change in net assets resulting from operations	$5,131,370

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	JPMORGAN INSURANCE TRUST	11

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Intrepid Mid Cap Portfolio
	Year Ended 12/31/2012	Year Ended 12/31/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$433,636	$266,569
Net realized gain (loss)	1,618,289	3,712,499
Change in net unrealized appreciation/depreciation	3,079,445	(4,098,194)

Change in net assets resulting from operations	5,131,370	(119,126)

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net investment income	(257,920)	(307,518)
Class 2
From net investment income	(100)	(106)

Total distributions to shareholders	(258,020)	(307,624)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(414,429)	(6,548,413)

NET ASSETS:
Change in net assets	4,458,921	(6,975,163)
Beginning of period	31,598,007	38,573,170

End of period	$36,056,928	$31,598,007

Accumulated undistributed net investment income	$432,144	$265,103

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$7,029,673	$2,511,734
Dividends and distributions reinvested	257,920	307,518
Cost of shares redeemed	(7,702,122)	(9,367,771)

Change in net assets resulting from Class 1 capital transactions	$(414,529)	$(6,548,519)

Class 2
Proceeds from shares issued	$2	$—
Dividends and distributions reinvested	100	106
Cost of shares redeemed	(2)	—

Change in net assets resulting from Class 2 capital transactions	$100	$106

Total change in net assets resulting from capital transactions	$(414,429)	$(6,548,413)

SHARE TRANSACTIONS:
Class 1
Issued	424,954	167,012
Reinvested	15,528	18,196
Redeemed	(459,751)	(583,474)

Change in Class 1 Shares	(19,269)	(398,266)

Class 2
Issued	1	—
Reinvested	6	6
Redeemed	— (a)	—

Change in Class 2 Shares	7	6

(a)	Amount rounds to less than 1 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2012

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2012	JPMORGAN INSURANCE TRUST	13

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Intrepid Mid Cap Portfolio
Class 1
Year Ended December 31, 2012	$15.26	$0.21	(d)(e)	$2.24	$2.45	$(0.13)	$—	$(0.13)
Year Ended December 31, 2011	15.62	0.12	(d)	(0.34)	(0.22)	(0.14)	—	(0.14)
Year Ended December 31, 2010	13.23	0.11	(d)	2.46	2.57	(0.18)	—	(0.18)
Year Ended December 31, 2009	9.92	0.18		3.30	3.48	(0.17)	—	(0.17)
Year Ended December 31, 2008	17.82	0.16		(6.63)	(6.47)	(0.08)	(1.35)	(1.43)

Class 2
Year Ended December 31, 2012	15.23	0.17	(d)(e)	2.23	2.40	(0.09)	—	(0.09)
Year Ended December 31, 2011	15.60	0.08	(d)	(0.35)	(0.27)	(0.10)	—	(0.10)
Year Ended December 31, 2010	13.22	0.08	(d)	2.46	2.54	(0.16)	—	(0.16)
Year Ended December 31, 2009	9.90	0.12		3.33	3.45	(0.13)	—	(0.13)
Year Ended December 31, 2008	17.78	0.12		(6.61)	(6.49)	(0.04)	(1.35)	(1.39)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net assets values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.
(e)	Reflects special dividends paid out during the period by several of the Portfolio’s holdings. Had the Portfolio not received the special dividends the net investment income (loss) per share would have been $0.16 and $0.11 for Class 1 and Class 2 Shares, respectively and the net investment income (loss) ratio would have been 0.93% and 0.66% for Class 1 and Class 2 Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

14	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (a)	Net assets, end of period	Net expenses (b)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$17.58	16.13%	$36,038,129	0.90%	1.28	%(e)	1.02%	54%
15.26	(1.52)	31,581,775	0.90	0.75		1.08	47
15.62	19.52	38,556,642	0.90	0.81		1.22	46
13.23	35.66	42,810,183	0.90	1.37		1.15	74
9.92	(38.82)	39,157,400	0.90	1.10		1.01	101

17.54	15.82	18,799	1.15	1.00	(e)	1.27	54
15.23	(1.79)	16,232	1.15	0.52		1.33	47
15.60	19.24	16,528	1.15	0.57		1.48	46
13.22	35.37	13,862	1.15	1.14		1.40	74
9.90	(38.98)	10,240	1.15	0.87		1.27	101

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	JPMORGAN INSURANCE TRUST	15

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2012

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Intrepid Mid Cap Portfolio	Class 1 and Class 2	Diversified

The investment objective of the Portfolio is to seek long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and administrative services plan.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. The value of securities listed on The NASDAQ Stock Market LLC is generally the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Certain investments of the Portfolio may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Portfolio to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at each investment company’s net asset value per share as of the report date.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Portfolio’s securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) , a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. (“JPMAM”), which is a wholly-owned subsidiary of JPMorgan, JPMAM’s Legal and Compliance, JPMAM’s Risk Management and the Portfolio’s Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Portfolio’s valuation policies.

The VC or Board of Trustees, as applicable, primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry.

16	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2012

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing and at least a quarterly basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

The various inputs that are used in determining the fair value of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$35,334,386	$60,035	$—	$35,394,421

Appreciation in Other Financial Instruments
Futures Contracts	$11,740	$—	$—	$11,740

(a)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOI. Level 2 consists of a U.S. Treasury Note that is held for futures collateral. Please refer to the SOI for industry specifics of portfolio holdings.

There were no transfers between Levels 1 and 2 during the year ended December 31, 2012.

B. Futures Contracts — The Portfolio uses index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Portfolio also buys futures contracts to immediately invest incoming cash in the market or sells futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Portfolio to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Portfolio is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Portfolio periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The Portfolio may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

The table below discloses the volume of the Portfolio’s futures contracts activity during the year ended December 31, 2012:

Futures Contracts:
Average Notional Balance Long	$744,472
Ending Notional Balance Long	1,018,100

C. Securities Lending — The Portfolio may lend securities to brokers approved by the Advisor in order to generate additional income. Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending (“GSAL”), serves as lending agent for the Portfolio pursuant to a Securities

DECEMBER 31, 2012	JPMORGAN INSURANCE TRUST	17

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2012 (continued)

Lending Agreement (the “GSAL Securities Lending Agreement”). The Portfolio receives cash collateral, which is invested in Capital Shares of the JPMorgan Prime Money Market Fund (“Collateral Investments”). Upon termination of the loan, the Portfolio is required to return to the borrower the posted cash collateral. Loans are subject to termination by the Portfolio or the borrower at any time.

Securities lending income is comprised of income earned on Collateral Investments, net amount of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statement of Operations. The Portfolio also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statement of Operations.

For the year ended December 31, 2012, the Portfolio earned $390 from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below.

At the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. dollar-denominated securities, plus accrued interest. The GSAL Securities Lending Agreement requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% of the value of loaned securities.

The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of Collateral Investments are disclosed in the SOI. At December 31, 2012, there were no securities out on loan.

The Portfolio bears the risk of loss associated with the Collateral Investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments declines below the amount owed to a borrower, the Portfolio may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Portfolio may use leverage (borrow money) to repay the borrower for cash collateral posted if the Advisor does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, GSAL has agreed to indemnify the Portfolio from losses resulting from a borrower’s failure to return a loaned security.

The Advisor waived fees associated with the Portfolio’s investment in JPMorgan Prime Money Market Fund in the amount of $195. This amount offsets the administration fees and shareholder servicing fees incurred by JPMorgan Prime Money Market Fund related to the Portfolio’s investment in such fund. A portion of the waiver is voluntary.

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

To the extent such information is publically available, the Portfolio records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E. Allocation of Income and Expenses — Expenses directly attributable to a portfolio are charged directly to that portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Each class of shares bears its pro-rata portion of expenses attributable to the Portfolio, except that each class separately bears expenses related specifically to that class.

F. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Portfolio’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

18	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2012

The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gains (Losses)
$7,171	$(8,575)	$1,404

The reclassifications for the Portfolio relate primarily to distributions from investments in real estate investment trusts.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual rate of 0.65%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended December 31, 2012, the annual effective rate was 0.09% of the Portfolio’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

The Administrator waived Administration fees as outlined in Note 3.E.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

E. Waivers and Reimbursements — The Advisor, Administrator and Distributor (for Class 2 Shares) have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Portfolio’s respective average daily net assets as shown in the table below:

Class 1	Class 2
0.90%	1.15%

The expense limitation agreements were in effect for the year ended December 31, 2012. The contractual expense limitation percentages in the table above are in place until at least April 30, 2013.

For the year ended December 31, 2012, the Portfolio’s service providers waived fees for the Portfolio as follows. None of these parties expect the Portfolio to repay any such waived fees in future years.

Contractual Waivers
Investment Advisory	Administration	Total
$18,597	$21,215	$39,812

Additionally, the Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and the Distributor waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the year ended December 31, 2012 (excluding the waiver disclosed in Note 2.C. regarding cash collateral for securities lending invested in JPMorgan Prime Money Market Fund) was $1,271.

DECEMBER 31, 2012	JPMORGAN INSURANCE TRUST	19

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2012 (continued)

F. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with Federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended December 31, 2012, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party broker-dealers. For the year ended December 31, 2012, the Portfolio did not incur any brokerage commissions with broker-dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended December 31, 2012, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$18,016,476	$18,475,035

During the year ended December 31, 2012, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at December 31, 2012 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$30,123,289	$6,409,962	$1,138,830	$5,271,132

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended December 31, 2012 was as follows:

Total Distributions Paid From:
Ordinary Income	Total Distributions Paid
$258,020	$258,020

The tax character of distributions paid during the fiscal year ended December 31, 2011 was as follows:

Total Distributions Paid From:
Ordinary Income	Total Distributions Paid
$307,624	$307,624

As of December 31, 2012, the components of net assets (excluding paid-in-capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$433,693	$(2,125,334)	$5,271,132

The cumulative timing differences primarily consist of trustee deferred compensation, mark to market of futures contracts, and wash sale loss deferrals.

20	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2012

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Portfolio after December 31, 2010 may get carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to the Act, net capital losses incurred by the Portfolio were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2012, the Portfolio did not have any post-enactment net capital loss carryforwards.

As of December 31, 2012, the Portfolio had the following pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains:

2017	Total
$2,125,334	$2,125,334

During the year ended December 31, 2012, the Portfolio utilized capital loss carryforwards in the amount of $1,519,763.

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 11, 2013.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility at December 31, 2012, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

DECEMBER 31, 2012	JPMORGAN INSURANCE TRUST	21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Insurance Trust and Shareholders of JPMorgan Insurance Trust Intrepid Mid Cap Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Insurance Trust Intrepid Mid Cap Portfolio (a separate Portfolio of JPMorgan Insurance Trust) (hereafter referred to as the “Portfolio”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 15, 2013

22	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2012

TRUSTEES

(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	170	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Chairman effective 2013; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999-present); President, Adelphi University (New York) (1998-1999).	170	Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present); Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	170	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	170	Director, Center for Communication, Hearing, and Deafness (1990-present).

Mary E. Martinez (1960); Trustee of Trust effective January 1, 2013	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-Present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	170	Member, New York City Center Advisory Council (oversees public performing arts facilities) (2006-Present)

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	170	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trust effective January 1, 2013	Retired (2005-Present); President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	170	Director, Sun Life Financial (SLF) (2007 to Present) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010)

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	170	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	170	Trustee, American University in Cairo (1999-present); Chairman, Darthmouth-Hitchcock Medical Center (2013-present); Trustee, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, Carleton College (2002-2010).

DECEMBER 31, 2012	JPMORGAN INSURANCE TRUST	23

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo*** (1946); Trustee of Trust effective February 1, 2013	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	170	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-Present)

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	170	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	170	None.
Interested Trustee Not Affiliated With the Adviser

Frankie D. Hughes** (1952), Trustee of Trust since 2008.	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	170	Trustee, The Victory Portfolios (2000-2008).

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Mr. Morton should continue to serve until December 31, 2014. In order to fill the vacancies created by the retirement of the Fergus Reid, III, William J. Armstrong, and Leonard J. Spalding, Jr., effective December 31, 2012, the Board appointed Ms. Martinez and Mr. Merin to serve as Trustees effective January 1, 2013 and Marian U. Pardo to serve as Trustee effective February 1, 2013.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (170 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Funds’ investment advisor, is a wholly-owned subsidiary of JPMorgan Chase & Co. Five other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisors (not affiliated with JPMorgan) that are under common control with subadvisors to certain J.P. Morgan Funds.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she will irrevocably waive effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which will end January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

24	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2012

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Patricia A. Maleski (1960), President and Principal Executive Officer (2010)

Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)

Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Kathryn A. Jackson (1962), AML Compliance Officer (2012)*

Vice President and AML Compliance Manager for JPMorgan Asset Management Compliance since 2011; Senior On-Boarding Specialist for JPMorgan Distribution Services, Inc. in Global Liquidity from 2008 to 2011; prior to joining JPMorgan, Ms. Jackson was a Financial Services Analyst responsible for on-boarding, compliance and training with Nationwide Securities LLC and 1717 Capital Management Company, both registered broker-dealers, from 2005 until 2008.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Executive Director, JPMorgan Funds Management, Inc. from July 2012; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Jeffrey D. House (1972), Assistant Treasurer (2006)**	Vice President, JPMorgan Funds Management, Inc. since July 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Jeffery Reedy (1973), Assistant Treasurer (2011)**	Vice President, JPMorgan Funds Management, Inc. since February 2006.

Julie A. Roach (1971), Assistant Treasurer (2012)**	Vice President, JPMorgan Funds Management, Inc. from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. from September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 500 Stanton Christiana Road, Ops 1, Floor 02, Newark, DE 19173-2107.

**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

DECEMBER 31, 2012	JPMORGAN INSURANCE TRUST	25

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees (for Class 2 Shares) and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2012, and continued to hold your shares at the end of the reporting period, December 31, 2012.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During the Period*	Annualized Expense Ratio
Intrepid Mid Cap Portfolio
Class 1
Actual	$1,000.00	$1,076.50	$4.70	0.90%
Hypothetical	1,000.00	1,020.61	4.57	0.90
Class 2
Actual	1,000.00	1,074.80	6.00	1.15
Hypothetical	1,000.00	1,019.36	5.84	1.15

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

26	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2012

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2012, at which the Trustees considered the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment subcommittees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 23, 2012.

The Trustees, as part of their review of the investment advisory arrangements for the J.P. Morgan Funds, considered and reviewed performance and other information received from the Advisor on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information included the Portfolio’s performance compared to the performance of the Portfolio’s peers and benchmarks and analyses by the Advisor of the Portfolio’s performance. The Advisor also periodically provides comparative information regarding the Portfolio’s expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Advisor, including, with respect to the Portfolio, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Portfolio and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Portfolio and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Advisor from the Portfolio under the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Portfolio and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to the Portfolio by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio and the infrastructure supporting the team. The Trustees also considered information provided by the Advisor and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Portfolio. The Trustees also reviewed information relating to the Advisor’s risk governance model and reports showing the Advisor’s compliance structure and ongoing compliance processes. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Portfolio gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Portfolio, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to questions or concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio.

DECEMBER 31, 2012	JPMORGAN INSURANCE TRUST	27

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by the Advisor.

Costs of Services Provided and Profitability to the Advisor and its Affiliates

The Trustees received and considered information regarding the profitability to the Advisor and its affiliates in providing services to the Portfolio. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates’ revenues from the contractual services provided to the Portfolio, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Portfolio.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Portfolio. The Board also considered that the Advisor uses third-party soft dollar arrangements with respect to securities transactions it executes for the Portfolio.

The Trustees also considered that JPMFM earns fees from the Portfolio for providing administrative services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, an affiliate of the Advisor, which also acts as the Portfolio’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Portfolio, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Portfolio does not contain breakpoints. The

Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Advisor, and that the Portfolio benefits from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Portfolio’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Portfolio had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Advisor for investment management styles substantially similar to that of the Portfolio. The Trustees also considered the complexity of investment management for the Portfolio relative to the Advisor’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to the Portfolio in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Portfolio in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Portfolio within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Portfolio’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to a representative class to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Portfolio’s performance against its benchmark and considered the performance information provided for the Portfolio at regular Board meetings by the Advisor. The Lipper performance data noted by the Trustees as part of their

28	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2012

review and the determinations made by the Trustees with respect to the Portfolio’s performance are summarized below:

The Trustees noted the Portfolio’s performance was in the first, fourth and fourth quintiles for Class 1 shares for the one-, three-, and five-year periods ended December 31, 2011, respectively. The Trustees discussed the performance and investment strategy of the Portfolio with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Portfolio to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Portfolio. The Trustees recognized that Lipper reported the Portfolio’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Portfolio. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Portfolio and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Portfolio’s advisory fees and expense ratios are summarized below:

The Trustees noted that the Portfolio’s net advisory fee and actual total expenses for Class 1 shares were in the first and second quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

DECEMBER 31, 2012	JPMORGAN INSURANCE TRUST	29

Tax Letter

(Unaudited)

Certain tax information for the Portfolio is required to be provided to shareholders based upon the Portfolio’s income and distributions for the taxable year ended December 31, 2012. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2012. The information necessary to complete your income tax returns for the calendar year ending December 31, 2012 will be received under separate cover.

Dividends Received Deductions (DRD)

100.00% of ordinary income distributions were eligible for the 70% dividend received deduction for corporate rate shareholders for the fiscal year ended December 31, 2012.

30	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2012

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2013. All rights reserved. December 2012.	AN-JPMITIMCP-1212

Annual Report

JPMorgan Insurance Trust

December 31, 2012

JPMorgan Insurance Trust Mid Cap Growth Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered through qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

CEO’s LETTER

JANUARY 23, 2013 (Unaudited)

Dear Shareholder:

Despite periods of volatility, equity markets in most parts of the world rallied during the twelve months ended December 31, 2012. Improving U.S. economic data, particularly in the housing market, and accommodative policies from central banks around the world helped support investors’ appetite for risk. Stock markets carried their positive momentum into 2013 as investors reacted positively to the “fiscal cliff” bill and recent industry fund flows into equity strategies suggest that many investors are becoming more optimistic.

“Stock markets carried their positive momentum into 2013 as investors reacted positively to the “fiscal cliff” bill and recent industry fund flows into equity strategies suggest that many investors are becoming more optimistic.”

However, many of the catalysts for uncertainty in 2012 are likely to continue in 2013. The upcoming debate about the debt ceiling and budget resolutions is likely to create additional political gridlock in Washington. Europe’s debt crisis still looms, tensions in the Middle East continue and economic growth remains tepid. Accordingly, central banks around the world have indicated their continued commitment to accommodative policies.

U.S. Treasury Yields Remain Low

Yields for U.S. Treasury securities remained at historically low levels throughout 2012. The yield for 10-year U.S. Treasury securities ended December 2012 at 1.8%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.3% and 3.0%, respectively. As the low interest rate environment persists, an increasing amount of fixed income investors are turning to asset classes like high yield bonds and emerging market debt in search of higher yielding securities. Higher demand for these securities as well as strong fundamentals led to positive returns for high yield bonds and emerging market debt during the twelve months ended December 31, 2012.

International Stocks Outperform

Stock returns across market capitalizations, countries and investment styles varied during the reporting period. While the debt crisis in Europe impacted equities in all corners of the world, it had the most significant impact on international stocks, which rose and fell with investors’ changing perception about the viability of corrective actions taken by the European Central Bank (“ECB”). Investors’ positive reaction to the ECB’s plan to purchase 1-3 year bonds issued by the governments of troubled European countries calmed markets and helped international stocks outperform U.S. stocks. Emerging markets stocks, weighed down by concerns about a “hard landing” in China for much of the reporting period, also received a boost from the ECB’s announcement and outperformed U.S. equities during the twelve months ended December 31, 2012.

Investment Implications for the U.S. Debt and Deficit Negotiations

On January 1, 2013, the U.S. Senate and House of Representatives approved a “fiscal cliff” package. Equities moved higher in the wake of this deal, but markets could become volatile as the remaining issues come into focus over the coming months. Negotiations surrounding the debt ceiling are ongoing, while the issue of long-term entitlement spending remains. Given these unresolved issues, an appropriately balanced mix of stocks, bonds, as well as alternatives, should help cushion portfolios if markets become volatile.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

DECEMBER 31, 2012	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust Mid Cap Growth Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 1 Shares)*	16.11%
Russell Midcap Growth Index	15.81%

Net Assets as of 12/31/2012	$67,258,225

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust Mid Cap Growth Portfolio (the “Portfolio”) seeks capital growth over the long term.

HOW DID THE MARKET PERFORM?

Early in the reporting period, U.S. stocks were buoyed by improving economic data, as durable goods consumption, equipment and software spending and vehicle sales showed positive trends. However, the debt crisis in Europe continued to be a major source of uncertainty in capital markets and fears of economic contagion triggered a decline in stock prices in the second quarter of 2012. The European Central Bank reacted by announcing its plan to purchase 1-3 year bonds issued by the governments of troubled European countries, which quelled investors’ concerns and helped ignite a rally in stocks. U.S. stocks were also supported by accommodative policies from the U.S. Federal Reserve and improving economic data. The U.S. Federal Open Market Committee extended its $400 billion “Operation Twist” program through the end of 2012 and, in September, announced another asset purchase plan, indicating that it would buy $40 billion of agency mortgage-backed securities per month on an open-ended basis. Meanwhile, the U.S. housing and labor markets showed signs of recovery, as housing starts and nonfarm payrolls were better than investors had expected. Uncertainty surrounding the “fiscal cliff” stalled the equity rally but the Russell Midcap Growth Index (the “Benchmark”) finished the twelve months ended December 31, 2012 with a 15.81% gain.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio (Class 1 Shares) outperformed the Benchmark for the twelve months ended December 31, 2012. The Portfolio’s stock selection in the consumer discretionary and financial services sectors was the main contributor to relative performance. The Portfolio’s stock selection in the consumer staples and technology sectors detracted from relative performance.

Individual contributors to relative performance included the Portfolio’s positions in Sherwin-Williams Co., Michael Kors Holdings Ltd. and Alliance Data Systems Corp. Shares of paint retailer Sherwin-Williams Co. benefited from the company’s strong earnings and revenue growth during the reporting period. Shares of Michael Kors Holdings Ltd. benefited after the retail company increased its expectations for revenue. Shares of Alliance Data Systems Corp., a consumer financial services company, increased due to the company’s strong earnings growth and increased expectations for future revenue.

Individual detractors from the Portfolio’s relative performance included the Portfolio’s positions in Herbalife Ltd., Health Net, Inc. and Humana, Inc. Shares of Herbalife Ltd., which sells weight management, nutritional supplements, energy and sports and fitness products, declined following questions from investors surrounding the company’s disclosures, sales sources and distributor rewards. Health Net, Inc., an insurer, reported disappointing first-quarter earnings, which caused the stock to decline during the reporting period. Shares of Humana, Inc. decreased after the insurance company reported lower-than-expected first-quarter earnings.

HOW WAS THE PORTFOLIO POSITIONED?

The portfolio managers utilized a bottom-up approach to stock selection, rigorously researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals. The portfolio managers preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

As a result of this bottom-up stock selection process, the Portfolio’s largest overweight versus the Benchmark was in the producer durables sector and the Portfolio’s largest underweight versus the Benchmark was in the consumer staples sector.

2	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2012

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Sherwin-Williams Co. (The)	2.4%
2.	Alliance Data Systems Corp.	2.2
3.	Concho Resources, Inc.	1.8
4.	MSC Industrial Direct Co., Inc., Class A	1.8
5.	PPG Industries, Inc.	1.7
6.	Carlisle Cos., Inc.	1.7
7.	Pall Corp.	1.6
8.	J.B. Hunt Transport Services, Inc.	1.6
9.	Moody’s Corp.	1.6
10.	Agilent Technologies, Inc.	1.5

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	22.2%
Consumer Discretionary	20.6
Industrials	17.7
Health Care	15.0
Financials	8.8
Materials	6.3
Energy	5.2
Consumer Staples	2.8
Short-Term Investment	1.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of December 31, 2012. The Portfolio’s composition is subject to change.

DECEMBER 31, 2012	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust Mid Cap Growth Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2012

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	8/1/94	16.11%	1.94%	8.62%
CLASS 2 SHARES	8/16/06	15.77	1.67	8.45

TEN YEAR PERFORMANCE (12/31/02 TO 12/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class 2 Shares prior to its inception date are based on the performance of Class 1 Shares. The actual returns of Class 2 Shares would have been lower than shown because Class 2 Shares have higher expenses than Class 1 Shares.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Mid Cap Growth Portfolio, the Russell Midcap Growth Index and the Lipper Variable Underlying Funds Mid-Cap Growth Funds Index from December 31, 2002 to December 31, 2012. The performance of the Portfolio assumes reinvestment of all dividends and capital gains distributions, if any. The performance of the Russell Midcap Growth Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains distributions of the securities included in the benchmark. The performance of the Lipper Variable Underlying Funds Mid-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Portfolio. The Russell Midcap Growth Index is an unmanaged index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Variable Underlying Funds Mid-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Portfolio performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2012

JPMorgan Insurance Trust Mid Cap Growth Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.9%
	Consumer Discretionary — 20.7%
	Auto Components — 0.7%
23,300	Allison Transmission Holdings, Inc.	475,786

	Automobiles — 2.1%
17,100	Harley-Davidson, Inc.	835,164
15,600	Tesla Motors, Inc. (a)	528,372

		1,363,536

	Hotels, Restaurants & Leisure — 4.3%
27,800	Marriott International, Inc., Class A	1,036,106
3,100	Panera Bread Co., Class A (a)	492,373
17,170	Penn National Gaming, Inc. (a)	843,219
15,500	Royal Caribbean Cruises Ltd.	527,000

		2,898,698

	Household Durables — 0.7%
14,600	Toll Brothers, Inc. (a)	472,018

	Internet & Catalog Retail — 0.9%
9,900	Expedia, Inc.	608,355

	Media — 2.0%
10,400	Discovery Communications, Inc., Class A (a)	660,192
15,100	Madison Square Garden Co. (The), Class A (a)	669,685

		1,329,877

	Specialty Retail — 7.1%
7,800	Bed Bath & Beyond, Inc. (a)	436,098
14,500	Gap, Inc. (The)	450,080
15,000	GNC Holdings, Inc., Class A	499,200
10,700	O’Reilly Automotive, Inc. (a)	956,794
14,900	PetSmart, Inc.	1,018,266
18,911	Sally Beauty Holdings, Inc. (a)	445,732
24,800	Urban Outfitters, Inc. (a)	976,128

		4,782,298

	Textiles, Apparel & Luxury Goods — 2.9%
19,200	Michael Kors Holdings Ltd., (Hong Kong) (a)	979,776
6,500	V.F. Corp.	981,305

		1,961,081

	Total Consumer Discretionary	13,891,649

	Consumer Staples — 2.8%
	Beverages — 0.9%
11,300	Monster Beverage Corp. (a)	597,544

	Food Products — 1.5%
8,500	Mead Johnson Nutrition Co.	560,065
29,400	WhiteWave Foods Co., Class A (a)	456,876

		1,016,941

SHARES	SECURITY DESCRIPTION	VALUE($)

	Personal Products — 0.4%
8,400	Herbalife Ltd., (Cayman Islands)	276,696

	Total Consumer Staples	1,891,181

	Energy — 5.2%
	Energy Equipment & Services — 1.8%
12,670	Cameron International Corp. (a)	715,348
9,200	Oceaneering International, Inc.	494,868

		1,210,216

	Oil, Gas & Consumable Fuels — 3.4%
15,100	Concho Resources, Inc. (a)	1,216,456
20,600	Laredo Petroleum Holdings, Inc. (a)	374,096
11,100	Range Resources Corp.	697,413

		2,287,965

	Total Energy	3,498,181

	Financials — 8.8%
	Capital Markets — 3.3%
39,600	Blackstone Group LP (The)	617,364
18,500	Lazard Ltd., (Bermuda), Class A	552,040
15,980	T. Rowe Price Group, Inc.	1,040,777

		2,210,181

	Commercial Banks — 2.2%
8,100	M&T Bank Corp.	797,607
9,400	Signature Bank (a)	670,596

		1,468,203

	Diversified Financial Services — 1.6%
21,000	Moody’s Corp.	1,056,720

	Insurance — 0.9%
17,600	Axis Capital Holdings Ltd., (Bermuda)	609,664

	Real Estate Investment Trusts (REITs) — 0.8%
15,600	Prologis, Inc.	569,244

	Total Financials	5,914,012

	Health Care — 15.1%
	Biotechnology — 3.1%
5,240	Alexion Pharmaceuticals, Inc. (a)	491,565
7,300	Onyx Pharmaceuticals, Inc. (a)	551,369
3,400	Regeneron Pharmaceuticals, Inc. (a)	581,638
11,000	Vertex Pharmaceuticals, Inc. (a)	461,340

		2,085,912

	Health Care Equipment & Supplies — 2.0%
9,500	Sirona Dental Systems, Inc. (a)	612,370
19,400	Thoratec Corp. (a)	727,888

		1,340,258

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust Mid Cap Growth Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Health Care Providers & Services — 3.6%
31,200	Brookdale Senior Living, Inc. (a)	789,984
5,200	DaVita HealthCare Partners, Inc. (a)	574,756
13,200	Health Net, Inc. (a)	320,760
10,410	Humana, Inc.	714,438

		2,399,938

	Life Sciences Tools & Services — 3.1%
25,500	Agilent Technologies, Inc.	1,043,970
31,800	Bruker Corp. (a)	485,586
9,620	Illumina, Inc. (a)	534,776

		2,064,332

	Pharmaceuticals — 3.3%
4,800	Perrigo Co.	499,344
13,800	Valeant Pharmaceuticals International, Inc., (Canada) (a)	824,826
10,700	Watson Pharmaceuticals, Inc. (a)	920,200

		2,244,370

	Total Health Care	10,134,810

	Industrials — 17.7%
	Aerospace & Defense — 0.9%
4,447	TransDigm Group, Inc.	606,393

	Building Products — 1.7%
9,200	Armstrong World Industries, Inc.	466,716
23,100	Fortune Brands Home & Security, Inc. (a)	674,982

		1,141,698

	Commercial Services & Supplies — 1.4%
9,940	Stericycle, Inc. (a)	927,104

	Construction & Engineering — 1.2%
14,100	Fluor Corp.	828,234

	Electrical Equipment — 2.4%
8,400	Acuity Brands, Inc.	568,932
10,400	Generac Holdings, Inc.	356,824
8,400	Rockwell Automation, Inc.	705,516

		1,631,272

	Industrial Conglomerates — 1.7%
19,400	Carlisle Cos., Inc.	1,139,944

	Machinery — 2.4%
18,000	Pall Corp.	1,084,680
6,297	Wabtec Corp.	551,239

		1,635,919

	Professional Services — 0.8%
18,000	Nielsen Holdings N.V. (a)	550,620

SHARES	SECURITY DESCRIPTION	VALUE($)

	Road & Rail — 2.8%
7,800	Canadian Pacific Railway Ltd., (Canada)	792,636
18,000	J.B. Hunt Transport Services, Inc.	1,074,780

		1,867,416

	Trading Companies & Distributors — 2.4%
18,900	Air Lease Corp. (a)	406,350
15,900	MSC Industrial Direct Co., Inc., Class A	1,198,542

		1,604,892

	Total Industrials	11,933,492

	Information Technology — 22.3%
	Communications Equipment — 2.3%
22,300	Aruba Networks, Inc. (a)	462,725
8,600	F5 Networks, Inc. (a)	835,490
5,000	Palo Alto Networks, Inc. (a)	267,600

		1,565,815

	Computers & Peripherals — 0.6%
17,400	Fusion-io, Inc. (a)	398,982

	Electronic Equipment, Instruments & Components — 1.2%
12,900	Amphenol Corp., Class A	834,630

	Internet Software & Services — 2.8%
4,800	LinkedIn Corp., Class A (a)	551,136
12,600	OpenTable, Inc. (a)	614,880
9,500	Rackspace Hosting, Inc. (a)	705,565

		1,871,581

	IT Services — 4.4%
10,270	Alliance Data Systems Corp. (a)	1,486,685
17,100	CoreLogic, Inc. (a)	460,332
18,500	FleetCor Technologies, Inc. (a)	992,525

		2,939,542

	Semiconductors & Semiconductor Equipment — 4.6%
31,600	Avago Technologies Ltd., (Singapore)	1,000,456
16,000	KLA-Tencor Corp.	764,160
17,100	Microchip Technology, Inc.	557,289
20,800	Xilinx, Inc.	746,720

		3,068,625

	Software — 6.4%
8,600	Citrix Systems, Inc. (a)	565,450
5,600	FactSet Research Systems, Inc.	493,136
21,500	Fortinet, Inc. (a)	453,005
33,800	Nuance Communications, Inc. (a)	754,416
11,600	Red Hat, Inc. (a)	614,336
9,100	SolarWinds, Inc. (a)	477,295
10,800	Splunk, Inc. (a)	313,416

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Software — Continued
19,200	TIBCO Software, Inc. (a)	422,592
4,000	Workday, Inc., Class A (a)	218,000

		4,311,646

	Total Information Technology	14,990,821

	Materials — 6.3%
	Chemicals — 6.3%
15,200	FMC Corp.	889,504
8,600	PPG Industries, Inc.	1,164,010
10,400	Sherwin-Williams Co. (The)	1,599,728
8,900	W.R. Grace & Co. (a)	598,347

	Total Materials	4,251,589

	Total Common Stocks (Cost $57,683,297)	66,505,735

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 1.4%
	Investment Company — 1.4%
926,662	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.100% (b) (l) (m) (Cost $926,662)	926,662

	Total Investments — 100.3% (Cost $58,609,959)	67,432,397
	Liabilities in Excess of Other Assets — (0.3)%	(174,172)

	NET ASSETS — 100.0%	$67,258,225

Percentages indicated are based on net assets.

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(l)	— The rate shown is the current yield as of December 31, 2012.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	JPMORGAN INSURANCE TRUST	7

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2012

Mid Cap Growth Portfolio
ASSETS:
Investments in non-affiliates, at value	$66,505,735
Investments in affiliates, at value	926,662

Total investment securities, at value	67,432,397
Receivables:
Dividends from non-affiliates	19,810
Dividends from affiliates	64

Total Assets	67,452,271

LIABILITIES:
Payables:
Portfolio shares redeemed	106,711
Accrued liabilities:
Investment advisory fees	36,853
Administration fees	3,897
Distribution fees	4
Custodian and accounting fees	4,091
Trustees’ and Chief Compliance Officer’s fees	29
Printing & mailing costs	12,069
Audit fees	28,293
Other	2,099

Total Liabilities	194,046

Net Assets	$67,258,225

NET ASSETS:
Paid-in-Capital	$54,258,997
Accumulated undistributed net investment income	72,941
Accumulated net realized gains (losses)	4,103,849
Net unrealized appreciation (depreciation)	8,822,438

Total Net Assets	$67,258,225

Net Assets:
Class 1	$67,237,679
Class 2	20,546

Total	$67,258,225

Outstanding units of beneficial interest (shares)
(unlimited number of shares authorized, no par value):
Class 1	3,693,038
Class 2	1,149

Net Asset Value, offering and redemption price per share (a):
Class 1	$18.21
Class 2	17.89

Cost of investments in non-affiliates	$57,683,297
Cost of investments in affiliates	926,662

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2012

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2012

Mid Cap Growth Portfolio
INVESTMENT INCOME:
Dividend income from non-affiliates	$685,825
Dividend income from affiliates	2,268
Income from securities lending (net)	678

Total investment income	688,771

EXPENSES:
Investment advisory fees	440,161
Administration fees	58,672
Distribution fees — Class 2	50
Custodian and accounting fees	25,944
Interest expense to affiliates	5
Professional fees	53,686
Trustees’ and Chief Compliance Officer’s fees	758
Printing and mailing costs	12,788
Transfer agent fees	4,399
Other	11,925

Total expenses	608,388

Less amounts waived	(5,323)

Net expenses	603,065

Net investment income (loss)	85,706

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	5,174,762
Change in net unrealized appreciation/depreciation of investments in non-affiliates	4,973,723

Net realized/unrealized gains (losses)	10,148,485

Change in net assets resulting from operations	$10,234,191

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	JPMORGAN INSURANCE TRUST	9

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Mid Cap Growth Portfolio
	Year Ended 12/31/2012	Year Ended 12/31/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$85,706	$(58,980)
Net realized gain (loss)	5,174,762	10,905,639
Change in net unrealized appreciation/depreciation	4,973,723	(14,869,670)

Change in net assets resulting from operations	10,234,191	(4,023,011)

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net realized gains	(817,797)	—
Class 2
From net realized gains	(243)	—

Total distributions to shareholders	(818,040)	—

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(6,760,984)	(12,013,249)

NET ASSETS:
Change in net assets	2,655,167	(16,036,260)
Beginning of period	64,603,058	80,639,318

End of period	$67,258,225	$64,603,058

Accumulated undistributed net investment income	$72,941	$(3,930)

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$6,031,656	$4,665,862
Dividends and distributions reinvested	817,797	—
Cost of shares redeemed	(13,610,680)	(16,679,111)

Change in net assets resulting from Class 1 capital transactions	$(6,761,227)	$(12,013,249)

Class 2
Dividends and distributions reinvested	$243	$—

Change in net assets resulting from Class 2 capital transactions	$243	$—

Total change in net assets resulting from capital transactions	$(6,760,984)	$(12,013,249)

SHARE TRANSACTIONS:
Class 1
Issued	347,136	283,951
Reinvested	45,458	—
Redeemed	(767,875)	(982,212)

Change in Class 1 Shares	(375,281)	(698,261)

Class 2
Reinvested	14	—

Change in Class 2 Shares	14	—

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2012

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2012	JPMORGAN INSURANCE TRUST	11

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
Mid Cap Growth Portfolio
Class 1
Year Ended December 31, 2012	$15.88	$0.02	(d)	$2.52	$2.54	$(0.21)
Year Ended December 31, 2011	16.91	(0.02)		(1.01)	(1.03)	—
Year Ended December 31, 2010	13.46	(0.02)		3.47	3.45	—
Year Ended December 31, 2009	9.41	(0.02)		4.07	4.05	—
Year Ended December 31, 2008	20.69	(0.05)		(7.84)	(7.89)	(3.39)

Class 2
Year Ended December 31, 2012	15.64	(0.02	)(d)	2.48	2.46	(0.21)
Year Ended December 31, 2011	16.71	(0.05)		(1.02)	(1.07)	—
Year Ended December 31, 2010	13.33	(0.04)		3.42	3.38	—
Year Ended December 31, 2009	9.34	(0.03)		4.02	3.99	—
Year Ended December 31, 2008	20.62	(0.06)		(7.83)	(7.89)	(3.39)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less. maturities or expiration dates at the time of acquisition were one year or less.
(d)	Reflects special dividends paid out during the period by several of the Portfolio’s holdings. Had the Portfolio not received the special dividends the net investment income (loss) per share would have been $(0.03) and $(0.08) for Class 1 and Class 2 Shares, respectively and the net investment income (loss) ratio would have been (0.20)% and (0.45)% for Class 1 and Class 2 Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (a)	Net assets, end of period	Net expenses (b)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$18.21	16.04%	$67,237,679	0.89%	0.13	%(d)	0.90%	69%
15.88	(6.09)	64,585,309	0.85	(0.08)		0.86	72
16.91	25.63	80,620,361	0.90	(0.10)		0.97	76
13.46	43.04	80,982,829	0.90	(0.14)		1.03	85
9.41	(43.78)	66,522,316	0.90	(0.31)		0.91	95

17.89	15.77	20,546	1.14	(0.12	)(d)	1.15	69
15.64	(6.40)	17,749	1.09	(0.32)		1.11	72
16.71	25.36	18,957	1.15	(0.34)		1.22	76
13.33	42.72	15,126	1.15	(0.40)		1.28	85
9.34	(43.96)	10,596	1.15	(0.56)		1.16	95

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	JPMORGAN INSURANCE TRUST	13

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2012

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Mid Cap Growth Portfolio	Class 1 and Class 2	Diversified

The investment objective of the Portfolio is to seek capital growth over the long term.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and administrative services plan.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. The value of securities listed on The NASDAQ Stock Market LLC is generally the NASDAQ Official Closing Price.

Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Certain investments of the Portfolio may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Portfolio to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at each investment company’s net asset value per share as of the report date.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Portfolio’s securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) , a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. (“JPMAM”), which is a wholly-owned subsidiary of JPMorgan, JPMAM’s Legal and Compliance, JPMAM’s Risk Management and the Portfolio’s Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Portfolio’s valuation policies.

The VC or Board of Trustees, as applicable, primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing and at least a quarterly basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

14	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2012

The various inputs that are used in determining the fair value of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted Prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$67,432,397	$—	$—	$67,432,397

(a)	All portfolio holdings designated as Level 1 are disclosed individually in the SOI. Please refer to the SOI for industry specifics of portfolio holdings.

There were no transfers between Levels 1 and 2 during the year ended December 31, 2012.

B. Securities Lending — The Portfolio may lend securities to brokers approved by the Advisor in order to generate additional income. Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending (“GSAL”), serves as lending agent for the Portfolio pursuant to a Securities Lending Agreement (the “GSAL Securities Lending Agreement”). The Portfolio receives cash collateral, which is invested in Capital Shares of the JPMorgan Prime Money Market Fund (“Collateral Investments”). Upon termination of the loan, the Portfolio is required to return to the borrower the posted cash collateral. Loans are subject to termination by the Portfolio or the borrower at any time.

Securities lending income is comprised of income earned on Collateral Investments, net amount of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statement of Operations. The Portfolio also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statement of Operations.

For the year ended December 31, 2012, the Portfolio earned $381 from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below.

At the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. dollar-denominated securities, plus accrued interest. The GSAL Securities Lending Agreement requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% of the value of loaned securities.

The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of Collateral Investments are disclosed in the SOI. At December 31, 2012, there were no securities out on loan.

The Portfolio bears the risk of loss associated with the Collateral Investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments declines below the amount owed to a borrower, the Portfolio may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Portfolio may use leverage (borrow money) to repay the borrower for cash collateral posted, if the Advisor does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, GSAL has agreed to indemnify the Portfolio from losses resulting from a borrower’s failure to return a loaned security.

The Advisor waived fees associated with the Portfolio’s investment in JPMorgan Prime Money Market Fund in the amount of $201. This amount offsets the administration fees and shareholder servicing fees incurred by JPMorgan Prime Money Market Fund related to the Portfolio’s investment in such fund. A portion of the waiver is voluntary.

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

D. Allocation of Income and Expenses — Expenses directly attributable to a portfolio are charged directly to that portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Each class of shares bears its pro-rata portion of expenses attributable to the Portfolio, except that each class separately bears expenses related specifically to that class.

DECEMBER 31, 2012	JPMORGAN INSURANCE TRUST	15

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2012 (continued)

E. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Portfolio’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

F. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gains (Losses)
$(85,679)	$(8,835)	$94,514

The reclassifications for the Portfolio relate primarily to distributions from investments in real estate investment trusts, investments in partnerships and net operating loss.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual rate of 0.65%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended December 31, 2012, the annual effective rate was 0.09% of the Portfolio’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.E.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

E. Waivers and Reimbursements — The Advisor, Administrator and Distributor (for Class 2 Shares) have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Portfolio’s respective average daily net assets as shown in the table below:

Class 1	Class 2
0.90%	1.15%

The expense limitation agreements were in effect for the year ended December 31, 2012. The contractual expense limitation percentages in the table above are in place until at least April 30, 2013.

16	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2012

For the year ended December 31, 2012, the Portfolio’s service providers waived fees for the Portfolio as follows. None of these parties expect the Portfolio to repay any such waived fees in future years.

Contractual Waivers
Investment Advisory	Administration	Total
$23	$2,515	$2,538

Additionally, the Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and the Distributor waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the year ended December 31, 2012 (excluding the waiver disclosed in Note 2.B. regarding cash collateral for securities lending invested in JPMorgan Prime Money Market Fund) was $2,785.

F. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with Federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended December 31, 2012, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party broker-dealers. For the year ended December 31, 2012, the Portfolio did not incur any brokerage commissions with broker-dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended December 31, 2012, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$45,722,865	$53,118,950

During the year ended December 31, 2012, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at December 31, 2012 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$58,798,045	$10,379,763	$1,745,411	$8,634,352

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to non-taxable special dividends, partnership basis outstanding and wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended December 31, 2012 was as follows:

Total Distributions Paid From:
Net Long-Term Capital Gains	Total Distributions Paid
$818,040	$818,040

There were no distributions paid during the fiscal year ended December 31, 2011.

DECEMBER 31, 2012	JPMORGAN INSURANCE TRUST	17

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2012 (continued)

At December 31, 2012, the components of net assets (excluding paid-in-capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$76,978	$4,291,937	$8,634,352

The cumulative timing differences primarily consist of trustee deferred compensation, non-taxable special dividends, partnership basis outstanding and wash sale loss deferrals.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Portfolio after December 31, 2010 may get carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to the Act, net capital losses incurred by the Portfolio were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2012, the Portfolio did not have any post-enactment or pre-enactment net capital loss carryforwards.

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 11, 2013.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility at December 31, 2012, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

18	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2012

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Insurance Trust and Shareholders of JPMorgan Insurance Trust Mid Cap Growth Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Insurance Trust Mid Cap Growth Portfolio (a separate Portfolio of JPMorgan Insurance Trust) (hereafter referred to as the “Portfolio”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 15, 2013

DECEMBER 31, 2012	JPMORGAN INSURANCE TRUST	19

TRUSTEES

(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	170	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Chairman effective 2013; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999-present); President, Adelphi University (New York) (1998-1999).	170	Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present); Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	170	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	170	Director, Center for Communication, Hearing, and Deafness (1990-present).

Mary E. Martinez (1960); Trustee of Trust effective January 1, 2013	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-Present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	170	Member, New York City Center Advisory Council (oversees public performing arts facilities) (2006-Present)

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	170	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trust effective January 1, 2013	Retired (2005-Present); President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	170	Director, Sun Life Financial (SLF) (2007 to Present) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010)

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	170	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	170	Trustee, American University in Cairo (1999-present); Chairman, Darthmouth-Hitchcock Medical Center (2013-present); Trustee, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, Carleton College (2002-2010).

20	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2012

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo*** (1946); Trustee of Trust effective February 1, 2013	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	170	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-Present)

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	170	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	170	None.
Interested Trustee Not Affiliated With the Adviser

Frankie D. Hughes** (1952), Trustee of Trust since 2008.	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	170	Trustee, The Victory Portfolios (2000-2008).

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Mr. Morton should continue to serve until December 31, 2014. In order to fill the vacancies created by the retirement of the Fergus Reid, III, William J. Armstrong, and Leonard J. Spalding, Jr., effective December 31, 2012, the Board appointed Ms. Martinez and Mr. Merin to serve as Trustees effective January 1, 2013 and Marian U. Pardo to serve as Trustee effective February 1, 2013.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (170 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Funds’ investment advisor, is a wholly-owned subsidiary of JPMorgan Chase & Co. Five other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisors (not affiliated with JPMorgan) that are under common control with subadvisors to certain J.P. Morgan Funds.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she will irrevocably waive effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which will end January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

DECEMBER 31, 2012	JPMORGAN INSURANCE TRUST	21

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Patricia A. Maleski (1960), President and Principal Executive Officer (2010)

Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)

Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Kathryn A. Jackson (1962), AML Compliance Officer (2012)*

Vice President and AML Compliance Manager for JPMorgan Asset Management Compliance since 2011; Senior On-Boarding Specialist for JPMorgan Distribution Services, Inc. in Global Liquidity from 2008 to 2011; prior to joining JPMorgan, Ms. Jackson was a Financial Services Analyst responsible for on-boarding, compliance and training with Nationwide Securities LLC and 1717 Capital Management Company, both registered broker-dealers, from 2005 until 2008.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Executive Director, JPMorgan Funds Management, Inc. from July 2012; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Jeffrey D. House (1972), Assistant Treasurer (2006)**	Vice President, JPMorgan Funds Management, Inc. since July 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Jeffery Reedy (1973), Assistant Treasurer (2011)**	Vice President, JPMorgan Funds Management, Inc. since February 2006.

Julie A. Roach (1971), Assistant Treasurer (2012)**	Vice President, JPMorgan Funds Management, Inc. from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. from September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 500 Stanton Christiana Road, Ops 1, Floor 02, Newark, DE 19173-2107.

**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

22	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2012

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees (for Class 2 Shares) and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2012, and continued to hold your shares at the end of the reporting period, December 31, 2012.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During the Period*	Annualized Expense Ratio
Mid Cap Growth Portfolio
Class 1
Actual	$1,000.00	$1,073.70	$4.64	0.89%
Hypothetical	1,000.00	1,020.66	4.52	0.89
Class 2
Actual	1,000.00	1,071.90	5.99	1.15
Hypothetical	1,000.00	1,019.36	5.84	1.15

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

DECEMBER 31, 2012	JPMORGAN INSURANCE TRUST	23

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2012, at which the Trustees considered the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment subcommittees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 23, 2012.

The Trustees, as part of their review of the investment advisory arrangements for the J.P. Morgan Funds, considered and reviewed performance and other information received from the Advisor on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information included the Portfolio’s performance compared to the performance of the Portfolio’s peers and benchmarks and analyses by the Advisor of the Portfolio’s performance. The Advisor also periodically provides comparative information regarding the Portfolio’s expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Advisor, including, with respect to the Portfolio, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Portfolio and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Portfolio and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Advisor from the Portfolio under the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Portfolio and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to the Portfolio by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio and the infrastructure supporting the team. The Trustees also considered information provided by the Advisor and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Portfolio. The Trustees also reviewed information relating to the Advisor’s risk governance model and reports showing the Advisor’s compliance structure and ongoing compliance processes. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Portfolio gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Portfolio, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to questions or concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by the Advisor.

24	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2012

Costs of Services Provided and Profitability to the Advisor and its Affiliates

The Trustees received and considered information regarding the profitability to the Advisor and its affiliates in providing services to the Portfolio. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates’ revenues from the contractual services provided to the Portfolio, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Portfolio.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Portfolio. The Board also considered that the Advisor uses third-party soft dollar arrangements with respect to securities transactions it executes for the Portfolio.

The Trustees also considered that JPMFM earns fees from the Portfolio for providing administrative services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, an affiliate of the Advisor, which also acts as the Portfolio’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Portfolio, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, securities lending, and other related services. The Trustees also considered the fees paid to JPMCB, the former securities lending agent for the Portfolio during the review period. Effective March 1, 2011, the Portfolio retained an unaffiliated securities lending agent.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Portfolio does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Advisor, and that the Portfolio benefits from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Portfolio’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Portfolio had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Advisor for investment management styles substantially similar to that of the Portfolio. The Trustees also considered the complexity of investment management for the Portfolio relative to the Advisor’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to the Portfolio in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Portfolio in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Portfolio within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Portfolio’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to a representative class to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Portfolio’s performance against its benchmark and considered the performance information provided for the Portfolio at regular Board meetings by the Advisor. The Lipper performance data noted by the Trustees as part of their

DECEMBER 31, 2012	JPMORGAN INSURANCE TRUST	25

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

review and the determinations made by the Trustees with respect to the Portfolio’s performance are summarized below:

The Trustees noted the Portfolio’s performance was in the third quintile for Class 1 shares for each of the one-, three-, and five-year periods ended December 31, 2011. The Trustees discussed the performance and investment strategy of the Portfolio with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Portfolio to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Portfolio. The Trustees recognized that Lipper reported the Portfolio’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Portfolio. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Portfolio and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Portfolio’s advisory fees and expense ratios are summarized below:

The Trustees noted that the Portfolio’s net advisory fee and actual total expenses for Class 1 shares were in the second quintile of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

26	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2012

TAX LETTER

(Unaudited)

Certain tax information for the Portfolio is required to be provided to shareholders based upon the Portfolio’s income and distributions for the taxable year ended December 31, 2012. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2012. The information necessary to complete your income tax returns for the calendar year ending December 31, 2012 will be received under separate cover.

Dividends Received Deductions (DRD)

100.00% of ordinary income distributions were eligible for the 70% dividend received deduction for corporate rate shareholders for the fiscal year ended December 31, 2012.

Long Term Capital Gain Designation — 15%

The Portfolio hereby designates $818,040 as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended 2012.

DECEMBER 31, 2012	JPMORGAN INSURANCE TRUST	27

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2013. All rights reserved. December 2012.	AN-JPMITMCGP-1212

Annual Report

JPMorgan Insurance Trust

December 31, 2012

JPMorgan Insurance Trust Mid Cap Value Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered through qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

JANUARY 23, 2013 (Unaudited)

Dear Shareholder:

Despite periods of volatility, equity markets in most parts of the world rallied during the twelve months ended December 31, 2012. Improving U.S. economic data, particularly in the housing market, and accommodative policies from central banks around the world helped support investors’ appetite for risk. Stock markets carried their positive momentum into 2013 as investors reacted positively to the “fiscal cliff” bill and recent industry fund flows into equity strategies suggest that many investors are becoming more optimistic.

“Stock markets carried their positive momentum into 2013 as investors reacted positively to the “fiscal cliff” bill and recent industry fund flows into equity strategies suggest that many investors are becoming more optimistic.”

However, many of the catalysts for uncertainty in 2012 are likely to continue in 2013. The upcoming debate about the debt ceiling and budget resolutions is likely to create additional political gridlock in Washington. Europe’s debt crisis still looms, tensions in the Middle East continue and economic growth remains tepid. Accordingly, central banks around the world have indicated their continued commitment to accommodative policies.

U.S. Treasury Yields Remain Low

Yields for U.S. Treasury securities remained at historically low levels throughout 2012. The yield for 10-year U.S. Treasury securities ended December 2012 at 1.8%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.3% and 3.0%, respectively. As the low interest rate environment persists, an increasing amount of fixed income investors are turning to asset classes like high yield bonds and emerging market debt in search of higher yielding securities. Higher demand for these securities as well as strong fundamentals led to positive returns for high yield bonds and emerging market debt during the twelve months ended December 31, 2012.

International Stocks Outperform

Stock returns across market capitalizations, countries and investment styles varied during the reporting period. While the debt crisis in Europe impacted equities in all corners of the world, it had the most significant impact on international stocks, which rose and fell with investors’ changing perception about the viability of corrective actions taken by the European Central Bank (“ECB”). Investors’ positive reaction to the ECB’s plan to purchase 1-3 year bonds issued by the governments of troubled European countries calmed markets and helped international stocks outperform U.S. stocks. Emerging markets stocks, weighed down by concerns about a “hard landing” in China for much of the reporting period, also received a boost from the ECB’s announcement and outperformed U.S. equities during the twelve months ended December 31, 2012.

Investment Implications for the U.S. Debt and Deficit Negotiations

On January 1, 2013, the U.S. Senate and House of Representatives approved a “fiscal cliff” package. Equities moved higher in the wake of this deal, but markets could become volatile as the remaining issues come into focus over the coming months. Negotiations surrounding the debt ceiling are ongoing, while the issue of long-term entitlement spending remains. Given these unresolved issues, an appropriately balanced mix of stocks, bonds, as well as alternatives, should help cushion portfolios if markets become volatile.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

DECEMBER 31, 2012	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust Mid Cap Value Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2012 (Unaudited)

Reporting Period Return:
Portfolio (Class 1 Shares)*	20.38%
Russell Midcap Value Index	18.51%

Net Assets as of 12/31/2012	$297,394,886

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust Mid Cap Value Portfolio (the “Portfolio”) seeks capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities.

HOW DID THE MARKET PERFORM?

Early in the reporting period, U.S. stocks were buoyed by improving economic data, as durable goods consumption, equipment and software spending and vehicle sales showed positive trends. However, the debt crisis in Europe continued to be a major source of uncertainty in capital markets and fears of economic contagion triggered a decline in stock prices in the second quarter of 2012. The European Central Bank reacted by announcing its plan to purchase 1-3 year bonds issued by the governments of troubled European countries, which quelled investors’ concerns and helped ignite a rally in stocks. U.S. stocks were also supported by accommodative policies from the U.S. Federal Reserve and improving economic data. The U.S. Federal Open Market Committee extended its $400 billion “Operation Twist” program through the end of 2012 and, in September, announced another asset purchase plan, indicating that it would buy $40 billion of agency mortgage-backed securities per month on an open-ended basis. Meanwhile, the U.S. housing and labor markets showed signs of recovery, as housing starts and nonfarm payrolls were better than investors had expected. Uncertainty surrounding the “fiscal cliff” stalled the equity rally but the Russell Midcap Value Index (the “Benchmark”) finished the twelve months ended December 31, 2012 with an 18.51% gain.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio (Class 1 Shares) outperformed the Benchmark for the twelve months ended December 31, 2012. The Portfolio’s stock selection in the information technology and industrials sectors was the main contributor to relative performance. The

Portfolio’s stock selection and underweights versus the Benchmark in the energy and telecommunication services sectors detracted from relative performance.

Individual contributors to relative performance included the Portfolio’s overweight positions versus the Benchmark in Lincare Holdings Inc. and Sherwin-Williams Co. Lincare Holdings Inc. provides medical equipment and supplies. Linde AG acquired the company at a premium, which benefited the stock. Shares of paint retailer Sherwin-Williams Co. benefited from the company’s strong earnings and revenue growth during the reporting period.

Individual detractors from relative performance included the Portfolio’s overweight position versus the Benchmark in Kohl’s Corp. and underweight position versus the Benchmark in Valero Energy Corp. Shares of Kohl’s Corp. declined after the retail company lowered its expectations for same store sales (a metric used by retailers to compare sales of stores that have been open for a year or more). Shares of Valero Energy Corp., an oil and gas operations company, benefited from the company’s announced dividend increase and plans to spin off its retail business.

HOW WAS THE PORTFOLIO POSITIONED?

The Portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate, in their view, sustainable levels of free cash flow. The Portfolio managers believed that these types of companies should perform relatively well in what they view as a slow but sustainable economic recovery in the United States. The Portfolio’s largest overweight continued to be in the consumer discretionary sector. The Portfolio managers sought to own retailers with strong brands and business models that produce recurring revenue, believing that these factors, coupled with lower levels of capital spending, should contribute to their sustainable generation of free cash flow.

2	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2012

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Loews Corp.	1.7%
2.	Ameriprise Financial, Inc.	1.6
3.	Energen Corp.	1.6
4.	Ball Corp.	1.6
5.	Marsh & McLennan Cos., Inc.	1.5
6.	Kohl’s Corp.	1.4
7.	Analog Devices, Inc.	1.4
8.	M&T Bank Corp.	1.4
9.	AutoZone, Inc.	1.3
10.	Amphenol Corp., Class A	1.3

PORTFOLIO COMPOSITION BY SECTOR***
Financials	26.4%
Consumer Discretionary	20.5
Industrials	10.1
Utilities	9.0
Materials	7.5
Information Technology	6.9
Energy	6.4
Consumer Staples	5.7
Health Care	3.9
Telecommunication Services	0.5
Short-Term Investment	3.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of December 31, 2012. The Portfolio’s composition is subject to change.

DECEMBER 31, 2012	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust Mid Cap Value Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2012

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	9/28/01	20.38%	5.14%	10.18%

TEN YEAR PERFORMANCE (12/31/02 TO 12/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Inception date for JPMorgan Insurance Trust Mid Cap Value Portfolio is September 28, 2001, which is the inception date of JPMorgan Mid Cap Value Portfolio (“Predecessor Portfolio”). JPMorgan Insurance Trust Mid Cap Value Portfolio acquired all of the assets and liabilities of the Predecessor Portfolio in a reorganization on April 24, 2009. The Predecessor Portfolio’s performance and financial history have been adopted by the JPMorgan Insurance Trust Mid Cap Value Portfolio and have been used since the reorganization. As a result, the performance prior to April 25, 2009, is the performance of the Predecessor Portfolio.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Mid Cap Value Portfolio, the Russell Midcap Value Index and the Lipper Variable Underlying Funds Multi-Cap Core Index from December 31, 2002 to December 31, 2012. The performance of the Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Russell Midcap Value Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Variable Underlying Funds Multi-Cap Core Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses incurred by the Portfolio. The Russell Midcap Value Index is an unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Variable Underlying Funds Multi-Cap Core Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2012

JPMorgan Insurance Trust Mid Cap Value Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.7%
	Consumer Discretionary — 20.4%
	Distributors — 1.0%
47,640	Genuine Parts Co.	3,028,951

	Hotels, Restaurants & Leisure — 2.6%
41,641	Darden Restaurants, Inc.	1,876,760
88,386	Marriott International, Inc., Class A	3,294,146
37,600	Yum! Brands, Inc.	2,496,640

		7,667,546

	Household Durables — 1.5%
18,887	Jarden Corp. (a)	976,458
38,800	Mohawk Industries, Inc. (a)	3,510,236

		4,486,694

	Internet & Catalog Retail — 1.3%
37,700	Expedia, Inc.	2,316,665
35,500	TripAdvisor, Inc. (a)	1,489,580

		3,806,245

	Media — 3.2%
14,130	AMC Networks, Inc., Class A (a)	699,435
51,120	Cablevision Systems Corp., Class A	763,733
66,300	CBS Corp. (Non-Voting), Class B	2,522,715
90,804	Clear Channel Outdoor Holdings, Inc., Class A	637,444
94,400	DISH Network Corp., Class A	3,436,160
48,900	Gannett Co., Inc.	880,689
1,460	Washington Post Co. (The), Class B	533,206

		9,473,382

	Multiline Retail — 2.5%
50,700	Family Dollar Stores, Inc.	3,214,887
98,400	Kohl’s Corp.	4,229,232

		7,444,119

	Specialty Retail — 6.7%
10,760	AutoZone, Inc. (a)	3,813,667
61,470	Bed Bath & Beyond, Inc. (a)	3,436,788
82,590	Gap, Inc. (The)	2,563,593
23,000	PetSmart, Inc.	1,571,820
41,840	Tiffany & Co.	2,399,106
64,800	TJX Cos., Inc.	2,750,760
79,200	Williams-Sonoma, Inc.	3,466,584

		20,002,318

	Textiles, Apparel & Luxury Goods — 1.6%
28,500	PVH Corp.	3,163,785
10,800	V.F. Corp.	1,630,476

		4,794,261

	Total Consumer Discretionary	60,703,516

SHARES	SECURITY DESCRIPTION	VALUE($)

	Consumer Staples — 5.7%
	Beverages — 2.5%
55,840	Beam, Inc.	3,411,266
23,473	Brown-Forman Corp., Class B	1,484,667
58,691	Dr. Pepper Snapple Group, Inc.	2,592,968

		7,488,901

	Food Products — 2.1%
37,700	Hershey Co. (The)	2,722,694
12,430	JM Smucker Co. (The)	1,071,963
27,100	Ralcorp Holdings, Inc. (a)	2,429,515

		6,224,172

	Household Products — 1.1%
39,300	Energizer Holdings, Inc.	3,143,214

	Total Consumer Staples	16,856,287

	Energy — 6.4%
	Oil, Gas & Consumable Fuels — 6.4%
49,914	Devon Energy Corp.	2,597,525
107,190	Energen Corp.	4,833,197
54,710	EQT Corp.	3,226,796
51,500	Marathon Petroleum Corp.	3,244,500
35,500	PBF Energy, Inc. (a)	1,031,275
68,700	QEP Resources, Inc.	2,079,549
60,380	Williams Cos., Inc. (The)	1,976,841

	Total Energy	18,989,683

	Financials — 26.4%
	Capital Markets — 5.6%
77,700	Ameriprise Financial, Inc.	4,866,351
219,600	Charles Schwab Corp. (The)	3,153,456
119,800	Invesco Ltd.	3,125,582
46,530	Northern Trust Corp.	2,333,945
47,740	T. Rowe Price Group, Inc.	3,109,306

		16,588,640

	Commercial Banks — 6.1%
40,770	City National Corp.	2,018,930
26,640	Cullen/Frost Bankers, Inc.	1,445,753
236,200	Fifth Third Bancorp	3,587,878
36,100	First Republic Bank	1,183,358
187,200	Huntington Bancshares, Inc.	1,196,208
41,470	M&T Bank Corp.	4,083,551
109,900	SunTrust Banks, Inc.	3,115,665
73,700	Zions Bancorp	1,577,180

		18,208,523

	Insurance — 10.0%
10,598	Alleghany Corp. (a)	3,554,781

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust Mid Cap Value Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Insurance — Continued
36,500	Chubb Corp. (The)	2,749,180
82,800	Hartford Financial Services Group, Inc.	1,858,032
126,080	Loews Corp.	5,137,760
132,900	Marsh & McLennan Cos., Inc.	4,581,063
175,774	Old Republic International Corp.	1,871,993
77,282	OneBeacon Insurance Group Ltd., Class A	1,074,220
109,900	Unum Group	2,288,118
86,610	W.R. Berkley Corp.	3,268,662
136,200	XL Group plc, (Ireland)	3,413,172

		29,796,981

	Real Estate Investment Trusts (REITs) — 2.9%
70,000	Annaly Capital Management, Inc.	982,800
52,200	HCP, Inc.	2,358,396
57,720	Regency Centers Corp.	2,719,766
30,144	Vornado Realty Trust	2,413,932

		8,474,894

	Real Estate Management & Development — 0.7%
130,680	Brookfield Office Properties, Inc., (Canada)	2,222,867

	Thrifts & Mortgage Finance — 1.1%
75,000	Capitol Federal Financial, Inc.	876,750
187,480	People’s United Financial, Inc.	2,266,633

		3,143,383

	Total Financials	78,435,288

	Health Care — 3.9%
	Health Care Equipment & Supplies — 0.3%
28,177	CareFusion Corp. (a)	805,299

	Health Care Providers & Services — 3.6%
71,400	AmerisourceBergen Corp.	3,083,052
68,700	Cigna Corp.	3,672,702
22,800	Henry Schein, Inc. (a)	1,834,488
33,600	Humana, Inc.	2,305,968

		10,896,210

	Total Health Care	11,701,509

	Industrials — 10.1%
	Aerospace & Defense — 0.6%
30,880	Alliant Techsystems, Inc.	1,913,325

	Building Products — 0.8%
80,440	Fortune Brands Home & Security, Inc. (a)	2,350,457

	Commercial Services & Supplies — 1.1%
111,430	Republic Services, Inc.	3,268,242

	Electrical Equipment — 2.2%
81,400	AMETEK, Inc.	3,058,198

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electrical Equipment — Continued
47,300	Regal-Beloit Corp.	3,333,231

		6,391,429

	Industrial Conglomerates — 1.0%
51,740	Carlisle Cos., Inc.	3,040,242

	Machinery — 2.6%
57,900	IDEX Corp.	2,694,087
102,100	Rexnord Corp. (a)	2,174,730
35,100	Snap-on, Inc.	2,772,549

		7,641,366

	Professional Services — 0.8%
43,700	Equifax, Inc.	2,365,044

	Trading Companies & Distributors — 1.0%
40,900	MSC Industrial Direct Co., Inc., Class A	3,083,042

	Total Industrials	30,053,147

	Information Technology — 6.9%
	Electronic Equipment, Instruments & Components — 2.4%
58,640	Amphenol Corp., Class A	3,794,008
85,910	Arrow Electronics, Inc. (a)	3,271,453

		7,065,461

	IT Services — 1.3%
94,090	Jack Henry & Associates, Inc.	3,693,973

	Semiconductors & Semiconductor Equipment — 2.3%
99,800	Analog Devices, Inc.	4,197,588
76,600	Xilinx, Inc.	2,749,940

		6,947,528

	Software — 0.9%
85,400	Synopsys, Inc. (a)	2,719,136

	Total Information Technology	20,426,098

	Materials — 7.5%
	Chemicals — 4.0%
37,200	Airgas, Inc.	3,395,988
50,646	Albemarle Corp.	3,146,129
15,630	Sherwin-Williams Co. (The)	2,404,207
40,650	Sigma-Aldrich Corp.	2,991,027

		11,937,351

	Containers & Packaging — 3.5%
106,460	Ball Corp.	4,764,085
37,000	Rock-Tenn Co., Class A	2,586,670
71,590	Silgan Holdings, Inc.	2,977,428

		10,328,183

	Total Materials	22,265,534

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Telecommunication Services — 0.4%
	Wireless Telecommunication Services — 0.4%
60,990	Telephone & Data Systems, Inc.	1,350,319

	Utilities — 9.0%
	Electric Utilities — 3.2%
169,100	NV Energy, Inc.	3,067,474
108,820	Westar Energy, Inc.	3,114,428
120,380	Xcel Energy, Inc.	3,215,350

		9,397,252

	Gas Utilities — 0.8%
36,240	ONEOK, Inc.	1,549,260
38,000	Questar Corp.	750,880

		2,300,140

	Multi-Utilities — 5.0%
136,700	CenterPoint Energy, Inc.	2,631,475
137,940	CMS Energy Corp.	3,362,977
124,500	NiSource, Inc.	3,098,805
45,600	Sempra Energy	3,234,864
73,700	Wisconsin Energy Corp.	2,715,845

		15,043,966

	Total Utilities	26,741,358

	Total Common Stocks (Cost $209,649,358)	287,522,739

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 3.1%
	Investment Company — 3.1%
9,292,553	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (m) (Cost $9,292,553)	9,292,553

	Total Investments — 99.8% (Cost $218,941,911)	296,815,292
	Other Assets in Excess of Liabilities — 0.2%	579,594

	NET ASSETS — 100.0%	$297,394,886

Percentages indicated are based on net assets.

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(l)	— The rate shown is the current yield as of December 31, 2012.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	JPMORGAN INSURANCE TRUST	7

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2012

Mid Cap Value Portfolio
ASSETS:
Investments in non-affiliates, at value	$287,522,739
Investments in affiliates, at value	9,292,553

Total investment securities, at value	296,815,292
Cash	2,996
Receivables:
Investment securities sold	869,252
Portfolio shares sold	362,586
Dividends from non-affiliates	326,339
Dividends from affiliates	740

Total Assets	298,377,205

LIABILITIES:
Payables:
Investment securities purchased	209,649
Portfolio shares redeemed	535,774
Accrued liabilities:
Investment advisory fees	161,329
Administration fees	21,057
Custodian and accounting fees	4,602
Trustees’ and Chief Compliance Officer’s fees	3
Other	49,905

Total Liabilities	982,319

Net Assets	$297,394,886

NET ASSETS:
Paid-in-Capital	$221,342,620
Accumulated undistributed net investment income	3,583,722
Accumulated net realized gains (losses)	(5,404,837)
Net unrealized appreciation (depreciation)	77,873,381

Total Net Assets	$297,394,886

Outstanding units of beneficial interest (shares) (unlimited number of shares authorized, no par value)	36,381,707

Net Asset Value, offering and redemption price per share (a)	$8.17

Cost of investments in non-affiliates	$209,649,358
Cost of investments in affiliates	9,292,553

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2012

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2012

Mid Cap Value Portfolio
INVESTMENT INCOME:
Dividend income from non-affiliates	$5,826,087
Dividend income from affiliates	10,001

Total investment income	5,836,088

EXPENSES:
Investment advisory fees	1,821,693
Administration fees	242,698
Custodian and accounting fees	26,136
Professional fees	55,959
Trustees’ and Chief Compliance Officer’s fees	1,310
Printing and mailing costs	27,500
Transfer agent fees	5,601
Other	31,421

Total expenses	2,212,318

Less amounts waived	(14,514)

Net expenses	2,197,804

Net investment income (loss)	3,638,284

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	19,429,054
Change in net unrealized appreciation/depreciation of investments in non-affiliates	28,356,212

Net realized/unrealized gains (losses)	47,785,266

Change in net assets resulting from operations	$51,423,550

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	JPMORGAN INSURANCE TRUST	9

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Mid Cap Value Portfolio
	Year Ended 12/31/2012	Year Ended 12/31/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$3,638,284	$2,997,473
Net realized gain (loss)	19,429,054	15,643,317
Change in net unrealized appreciation/depreciation	28,356,212	(13,257,744)

Change in net assets resulting from operations	51,423,550	5,383,046

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(2,911,958)	(3,246,300)

Total distributions to shareholders	(2,911,958)	(3,246,300)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(5,495,491)	(5,070,140)

NET ASSETS:
Change in net assets	43,016,101	(2,933,394)
Beginning of period	254,378,785	257,312,179

End of period	$297,394,886	$254,378,785

Accumulated undistributed net investment income	$3,583,722	$2,924,572

CAPITAL TRANSACTIONS:
Proceeds from shares issued	$58,715,688	$47,962,715
Dividends and distributions reinvested	2,911,958	3,246,300
Cost of shares redeemed	(67,123,137)	(56,279,155)

Change in net assets resulting from capital transactions	$(5,495,491)	$(5,070,140)

Total change in net assets resulting from capital transactions	$(5,495,491)	$(5,070,140)

SHARE TRANSACTIONS:
Issued	7,685,775	7,038,462
Reinvested	392,977	460,468
Redeemed	(8,799,999)	(8,238,466)

Change in Shares	(721,247)	(739,536)

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2012

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2010	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	11

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Mid Cap Value Portfolio (d)
Year Ended December 31, 2012	$6.86	$0.10		$1.29	$1.39	$(0.08)	$—	$(0.08)
Year Ended December 31, 2011	6.80	0.09		0.06	0.15	(0.09)	—	(0.09)
Year Ended December 31, 2010	5.57	0.09		1.21	1.30	(0.07)	—	(0.07)
Year Ended December 31, 2009*	4.52	0.09		1.08	1.17	(0.11)	(0.01)	(0.12)
Year Ended December 31, 2008*	7.33	0.08	(e)	(2.35)	(2.27)	(0.07)	(0.47)	(0.54)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Mid Cap Value Portfolio acquired all of the assets and liabilities of JPMorgan Mid Cap Value Portfolio (“Predecessor Portfolio”) in a reorganization on April 24, 2009. The Predecessor Portfolio’s performance and financial history have been adopted by Mid Cap Value Portfolio and have been used since the reorganization. As a result, the financial highlight information reflects that of the Predecessor Portfolio for the periods prior to its reorganization with Mid Cap Value Portfolio.
(e)	Calculated based upon average shares outstanding.
*	Reflects a 4.187:1 stock split that occurred on April 24, 2009. All per share amounts presented for periods prior to the stock split have been adjusted to reflect the stock split.

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (a)	Net assets, end of period	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$8.17	20.38%	$297,394,886	0.78%	1.30%	0.79%	30%
6.86	2.16	254,378,785	0.80	1.22	0.80	43
6.80	23.45	257,312,179	0.81	1.36	0.82	32
5.57	26.68	238,433,429	0.88	1.93	1.02	39
4.52	(33.21)	181,965,679	1.00	1.31	1.25	41

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	JPMORGAN INSURANCE TRUST	13

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2012

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Class Offered	Diversified/Non-Diversified
Mid Cap Value Portfolio	Class 1	Diversified

The investment objective of the Portfolio is to seek capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. The value of securities listed on The NASDAQ Stock Market LLC is generally the NASDAQ Official Closing Price.

Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Certain investments of the Portfolio may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Portfolio to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at each investment company’s net asset value per share as of the report date.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Portfolio’s securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) , a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. (“JPMAM”), which is a wholly-owned subsidiary of JPMorgan, JPMAM’s Legal and Compliance, JPMAM’s Risk Management and the Portfolio’s Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Portfolio’s valuation policies.

The VC or Board of Trustees, as applicable, primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing and at least a quarterly basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

The various inputs that are used in determining the fair value of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

14	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2012

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$296,815,292	$—	$—	$296,815,292

(a)	All portfolio holdings designated as Level 1 are disclosed individually in the SOI. Please refer to the SOI for industry specifics of portfolio holdings.

There were no transfers between Levels 1 and 2 during the year ended December 31, 2012.

B. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

To the extent such information is publicly available, the Portfolio records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

C. Allocation of Expenses — Expenses directly attributable to a portfolio are charged directly to that portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios.

D. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Portfolio’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

E. Distributions to Shareholders — Distributions from net investment income and net realized capital gains, if any, are generally declared and paid at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated undistributed net investment income	Accumulated net realized gains (losses)
$9,253	$(67,176)	$57,923

The reclassifications for the Portfolio relate primarily to distributions from investments in real estate investment trusts, expiration of capital loss carryforwards and non-taxable dividends.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual rate of 0.65%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended December 31, 2012, the annual effective rate was 0.09% of the Portfolio’s average daily net assets, notwithstanding any fee waivers and/or reimbursements.

DECEMBER 31, 2012	JPMORGAN INSURANCE TRUST	15

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2012 (continued)

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares. The Distributor receives no compensation in its capacity as the Portfolio’s underwriter.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

E. Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.90% of the Portfolio’s respective average daily net assets.

The expense limitation agreement was in effect for the year ended December 31, 2012. The contractual expense limitation percentage above is in place until at least April 30, 2013.

Additionally, the Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and the Distributor waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the year ended December 31, 2012 was $14,514.

F. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with Federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended December 31, 2012, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party broker-dealers. For the year ended December 31, 2012, the Portfolio did not incur any brokerage commissions with broker-dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended December 31, 2012, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$81,189,810	$87,947,834

During the year ended December 31, 2012, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at December 31, 2012, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$221,369,728	$78,376,050	$2,930,486	$75,445,564

16	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2012

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to non-taxable dividends and wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended December 31, 2012 was as follows:

Total Distributions Paid From:
Ordinary Income	Total Distributions Paid
$2,911,958	$2,911,958

The tax character of distributions paid during the fiscal year ended December 31, 2011 was as follows:

Total Distributions Paid From:
Ordinary Income	Total Distributions Paid
$3,246,300	$3,246,300

As of December 31, 2012, the components of net assets (excluding paid-in-capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$3,589,023	$3,789,395	$75,445,564

The cumulative timing differences primarily consist of trustee deferred compensation, non-taxable dividends and wash sale loss deferrals.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Portfolio after December 31, 2010 may get carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to the Act, net capital losses incurred by the Portfolio were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2012, the Portfolio did not have any post-enactment net capital loss carryforwards.

As of December 31, 2012, the Portfolio had the following pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains:

2017		Total
$6,766,415	*	$6,766,415	*

*	This entire amount is comprised of capital loss carryforwards from business combinations, which may be limited in future years under the Internal Revenue Code Sections 381-384.

During the year ended December 31, 2012, the Portfolio utilized capital loss carryforwards in the amount of $14,338,297.

During the year ended December 31, 2012, the Portfolio had expired capital loss carryforwards in the amount of $45,444.

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 11, 2013.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility at December 31, 2012, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

DECEMBER 31, 2012	JPMORGAN INSURANCE TRUST	17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Insurance Trust and Shareholders of JPMorgan Insurance Trust Mid Cap Value Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Insurance Trust Mid Cap Value Portfolio (a separate Portfolio of JPMorgan Insurance Trust) (hereafter referred to as the “Portfolio”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 15, 2013

18	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2012

TRUSTEES

(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	170	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Chairman effective 2013; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999-present); President, Adelphi University (New York) (1998-1999).	170	Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present); Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	170	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	170	Director, Center for Communication, Hearing, and Deafness (1990-present).

Mary E. Martinez (1960); Trustee of Trust effective January 1, 2013	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-Present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	170	Member, New York City Center Advisory Council (oversees public performing arts facilities) (2006-Present)

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	170	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trust effective January 1, 2013	Retired (2005-Present); President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	170	Director, Sun Life Financial (SLF) (2007 to Present) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010)

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	170	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	170	Trustee, American University in Cairo (1999-present); Chairman, Darthmouth-Hitchcock Medical Center (2013-present); Trustee, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, Carleton College (2002-2010).

DECEMBER 31, 2012	JPMORGAN INSURANCE TRUST	19

TRUSTEES

(Unaudited) (Continued)

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo*** (1946); Trustee of Trust effective February 1, 2013	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	170	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-Present)

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	170	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	170	None.
Interested Trustee Not Affiliated With the Adviser

Frankie D. Hughes** (1952), Trustee of Trust since 2008.	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	170	Trustee, The Victory Portfolios (2000-2008).

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Mr. Morton should continue to serve until December 31, 2014. In order to fill the vacancies created by the retirement of the Fergus Reid, III, William J. Armstrong, and Leonard J. Spalding, Jr., effective December 31, 2012, the Board appointed Ms. Martinez and Mr. Merin to serve as Trustees effective January 1, 2013 and Marian U. Pardo to serve as Trustee effective February 1, 2013.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (170 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Funds’ investment advisor, is a wholly-owned subsidiary of JPMorgan Chase & Co. Five other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisors (not affiliated with JPMorgan) that are under common control with subadvisors to certain J.P. Morgan Funds.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she will irrevocably waive effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which will end January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

20	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2012

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Patricia A. Maleski (1960), President and Principal Executive Officer (2010)

Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)

Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Kathryn A. Jackson (1962), AML Compliance Officer (2012)*

Vice President and AML Compliance Manager for JPMorgan Asset Management Compliance since 2011; Senior On-Boarding Specialist for JPMorgan Distribution Services, Inc. in Global Liquidity from 2008 to 2011; prior to joining JPMorgan, Ms. Jackson was a Financial Services Analyst responsible for on-boarding, compliance and training with Nationwide Securities LLC and 1717 Capital Management Company, both registered broker-dealers, from 2005 until 2008.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Executive Director, JPMorgan Funds Management, Inc. from July 2012; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Jeffrey D. House (1972), Assistant Treasurer (2006)**	Vice President, JPMorgan Funds Management, Inc. since July 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Jeffery Reedy (1973), Assistant Treasurer (2011)**	Vice President, JPMorgan Funds Management, Inc. since February 2006.

Julie A. Roach (1971), Assistant Treasurer (2012)**	Vice President, JPMorgan Funds Management, Inc. from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. from September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 500 Stanton Christiana Road, Ops 1, Floor 02, Newark, DE 19173-2107.

**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

DECEMBER 31, 2012	JPMORGAN INSURANCE TRUST	21

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Portfolio at the beginning of the reporting period, July 1, 2012, and continued to hold your shares at the end of the reporting period, December 31, 2012.

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During the Period*	Annualized Expense Ratio
Mid Cap Value Portfolio
Actual	$1,000.00	$1,089.30	$4.15	0.79%
Hypothetical	1,000.00	1,021.17	4.01	0.79

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

SEE NOTES TO FINANCIAL STATEMENTS.

22	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2012

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2012, at which the Trustees considered the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment subcommittees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 23, 2012.

The Trustees, as part of their review of the investment advisory arrangements for the J.P. Morgan Funds, considered and reviewed performance and other information received from the Advisor on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information included the Portfolio’s performance compared to the performance of the Portfolio’s peers and benchmarks and analyses by the Advisor of the Portfolio’s performance. The Advisor also periodically provides comparative information regarding the Portfolio’s expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Advisor, including, with respect to the Portfolio, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Portfolio and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Portfolio and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Advisor from the Portfolio under the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Portfolio and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to the Portfolio by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio and the infrastructure supporting the team. The Trustees also considered information provided by the Advisor and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Portfolio. The Trustees also reviewed information relating to the Advisor’s risk governance model and reports showing the Advisor’s compliance structure and ongoing compliance processes. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Portfolio gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Portfolio, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to questions or concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio.

DECEMBER 31, 2012	JPMORGAN INSURANCE TRUST	23

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by the Advisor.

Costs of Services Provided and Profitability to the Advisor and its Affiliates

The Trustees received and considered information regarding the profitability to the Advisor and its affiliates in providing services to the Portfolio. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates’ revenues from the contractual services provided to the Portfolio, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Portfolio.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Portfolio. The Board also considered that the Advisor uses third-party soft dollar arrangements with respect to securities transactions it executes for the Portfolio.

The Trustees also considered that JPMFM earns fees from the Portfolio for providing administrative services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Portfolio does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Advisor, and that the Portfolio benefits from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Portfolio’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Portfolio had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Advisor for investment management styles substantially similar to that of the Portfolio. The Trustees also considered the complexity of investment management for the Portfolio relative to the Advisor’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to the Portfolio in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Portfolio in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Portfolio within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Portfolio’s Universe Group. As part of this review, the Trustees also reviewed the Portfolio’s performance against its benchmark and considered the performance information provided for the Portfolio at regular Board meetings by the Advisor. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Portfolio’s performance are summarized below:

The Trustees noted the Portfolio’s performance was in the first, third, and first quintiles for the one-, three-, and five-year periods ended December 31, 2011, respectively. The Trustees discussed the performance and investment strategy of the Portfolio with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable.

24	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2012

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Portfolio to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Portfolio. The Trustees recognized that Lipper reported the Portfolio’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Portfolio. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Portfolio and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Portfolio’s advisory fees and expense ratios are summarized below:

The Trustees noted that the Portfolio’s net advisory fee and actual total expenses were in the second and first quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

DECEMBER 31, 2012	JPMORGAN INSURANCE TRUST	25

TAX LETTER

(Unaudited)

Certain tax information for the Portfolio is required to be provided to shareholders based upon the Portfolio’s income and distributions for the taxable year ended December 31, 2012. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2012. The information necessary to complete your income tax returns for the calendar year ending December 31, 2012 will be received under separate cover.

Dividends Received Deductions (DRD)

100.00% of ordinary income distributions were eligible for the 70% dividend received deduction for corporate rate shareholders for the fiscal year ended December 31, 2012.

26	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2012

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2013. All rights reserved. December 2012.	AN-JPMITMCVP-1212

Annual Report

JPMorgan Insurance Trust

December 31, 2012

JPMorgan Insurance Trust Small Cap Core Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered through qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

JANUARY 23, 2013 (Unaudited)

Dear Shareholder:

Despite periods of volatility, equity markets in most parts of the world rallied during the twelve months ended December 31, 2012. Improving U.S. economic data, particularly in the housing market, and accommodative policies from central banks around the world helped support investors’ appetite for risk. Stock markets carried their positive momentum into 2013 as investors reacted positively to the “fiscal cliff” bill and recent industry fund flows into equity strategies suggest that many investors are becoming more optimistic.

“Stock markets carried their positive momentum into 2013 as investors reacted positively to the “fiscal cliff” bill and recent industry fund flows into equity strategies suggest that many investors are becoming more optimistic.”

However, many of the catalysts for uncertainty in 2012 are likely to continue in 2013. The upcoming debate about the debt ceiling and budget resolutions is likely to create additional political gridlock in Washington. Europe’s debt crisis still looms, tensions in the Middle East continue and economic growth remains tepid. Accordingly, central banks around the world have indicated their continued commitment to accommodative policies.

U.S. Treasury Yields Remain Low

Yields for U.S. Treasury securities remained at historically low levels throughout 2012. The yield for 10-year U.S. Treasury securities ended December 2012 at 1.8%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.3% and 3.0%, respectively. As the low interest rate environment persists, an increasing amount of fixed income investors are turning to asset classes like high yield bonds and emerging market debt in search of higher yielding securities. Higher demand for these securities as well as strong fundamentals led to positive returns for high yield bonds and emerging market debt during the twelve months ended December 31, 2012.

International Stocks Outperform

Stock returns across market capitalizations, countries and investment styles varied during the reporting period. While the debt crisis in Europe impacted equities in all corners of the world, it had the most significant impact on international stocks, which rose and fell with investors’ changing perception about the viability of corrective actions taken by the European Central Bank (“ECB”). Investors’ positive reaction to the ECB’s plan to purchase 1-3 year bonds issued by the governments of troubled European countries calmed markets and helped international stocks outperform U.S. stocks. Emerging markets stocks, weighed down by concerns about a “hard landing” in China for much of the reporting period, also received a boost from the ECB’s announcement and outperformed U.S. equities during the twelve months ended December 31, 2012.

Investment Implications for the U.S. Debt and Deficit Negotiations

On January 1, 2013, the U.S. Senate and House of Representatives approved a “fiscal cliff” package. Equities moved higher in the wake of this deal, but markets could become volatile as the remaining issues come into focus over the coming months. Negotiations surrounding the debt ceiling are ongoing, while the issue of long-term entitlement spending remains. Given these unresolved issues, an appropriately balanced mix of stocks, bonds, as well as alternatives, should help cushion portfolios if markets become volatile.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

DECEMBER 31, 2012	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust Small Cap Core Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2012 (Unaudited)

Reporting Period Return:
Portfolio (Class 1 Shares)*	19.73%
Russell 2000 Index	16.35%

Net Assets as of 12/31/2012	$68,709,254

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust Small Cap Core Portfolio (the “Portfolio”) seeks capital growth over the long term.

HOW DID THE MARKET PERFORM?

Early in the reporting period, U.S. stocks were buoyed by improving economic data, as durable goods consumption, equipment and software spending and vehicle sales showed positive trends. However, the debt crisis in Europe continued to be a major source of uncertainty in capital markets and fears of economic contagion triggered a decline in stock prices in the second quarter of 2012. The European Central Bank reacted by announcing its plan to purchase 1-3 year bonds issued by the governments of troubled European countries, which quelled investors’ concerns and helped ignite a rally in stocks. U.S. stocks were also supported by accommodative policies from the U.S. Federal Reserve and improving economic data. The U.S. Federal Open Market Committee extended its $400 billion “Operation Twist” program through the end of 2012 and, in September, announced another asset purchase plan, indicating that it would buy $40 billion of agency mortgage-backed securities per month on an open-ended basis. Meanwhile, the U.S. housing and labor markets showed signs of recovery, as housing starts and nonfarm payrolls were better than investors had expected. Uncertainty surrounding the “fiscal cliff” stalled the equity rally but the Russell 2000 Index (the “Benchmark”) finished the twelve months ended December 31, 2012 with a 16.35% gain.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio (Class 1 Shares) outperformed the Benchmark for the twelve months ended December 31, 2012. The Portfolio’s stock selection in the finance and retail sectors was the main contributor to relative performance. The Portfolio’s stock selection in the consumer cyclical and consumer staple sectors detracted from relative performance.

Individual contributors to relative performance included the Portfolio’s positions in Conn’s, Inc. and Pharmacyclics, Inc. Shares of Conn’s, Inc. benefited from the retail company’s strong second-quarter revenue, which was boosted by robust demand for furniture and mattresses. Shares of biotechnology company Pharmacyclics, Inc. benefited from investors’ enthusiasm surrounding the company’s drug Ibrutinib.

Individual detractors from relative performance included the Portfolio’s positions in Bridgepoint Education, Inc. and GT Advanced Technologies, Inc. Shares of Bridgepoint Education, Inc., a provider of postsecondary education services, declined following the announcement of a class action lawsuit against the company. Shares of GT Advanced Technologies, Inc. declined after the semiconductor manufacturer lowered its expectations for its fiscal 2012 earnings.

HOW WAS THE PORTFOLIO POSITIONED?

In accordance with its investment process, the portfolio managers1 take limited sector bets and construct the Portfolio so that stock selection is typically the primary driver of its relative performance versus the Benchmark. The portfolio managers employ a bottom-up approach to stock selection, using quantitative screening and proprietary analysis to construct a portfolio of companies that they believe are attractively valued and possess strong fundamentals. During the reporting period, the Portfolio was managed and positioned in accordance with this investment process.

1	There was a change to the portfolio management team during the reporting period. There was no change to the Portfolio’s investment strategy or objective.

2	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2012

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Deluxe Corp.	1.1%
2.	Omega Healthcare Investors, Inc.	1.0
3.	Alaska Air Group, Inc.	1.0
4.	Wabtec Corp.	0.9
5.	Ocwen Financial Corp.	0.9
6.	Conn’s, Inc.	0.9
7.	AmSurg Corp.	0.9
8.	Portland General Electric Co.	0.9
9.	Cooper Tire & Rubber Co.	0.9
10.	Cabela’s, Inc.	0.9

PORTFOLIO COMPOSITION BY SECTOR***
Financials	22.3%
Industrials	15.6
Consumer Discretionary	14.5
Information Technology	13.9
Health Care	12.7
Energy	5.6
Materials	5.4
Utilities	3.0
Consumer Staples	2.5
Others (each less than 1.0%)	0.7
Short-Term Investment	3.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of December 31, 2012. The Portfolio’s composition is subject to change.

DECEMBER 31, 2012	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust Small Cap Core Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2012

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	1/3/95	19.73%	3.86%	8.89%
CLASS 2 SHARES	4/24/09	19.42	3.67	8.79

TEN YEAR PERFORMANCE (12/31/02 TO 12/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Inception date for Class 1 Shares is January 3, 1995, which is the inception date of JPMorgan Small Company Portfolio (“Predecessor Portfolio”). The JPMorgan Insurance Trust Small Cap Core Portfolio acquired all of the assets and liabilities of the Predecessor Portfolio in a reorganization on April 24, 2009. The Predecessor Portfolio’s performance and financial history have been adopted by the Small Cap Core Portfolio and have been used since the reorganization. As a result the performance for Class 1 Shares prior to April 25, 2009, is the performance of the Predecessor Portfolio.

Returns for Class 2 Shares prior to April 25, 2009 are based on the performance of Class 1 Shares. The actual returns of Class 2 Shares would have been lower than shown because Class 2 Shares have higher expenses than Class 1 Shares and the Predecessor Portfolio.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Small Cap Core Portfolio, the Russell 2000 Index and the Lipper Variable Underlying Funds Small-Cap Core Funds

Index from December 31, 2002 to December 31, 2012. The performance of the Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Russell 2000 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Variable Underlying Funds Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Portfolio. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Variable Underlying Funds Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2012

JPMorgan Insurance Trust Small Cap Core Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.1%
	Consumer Discretionary — 14.5%
	Auto Components — 1.3%
23,600	Cooper Tire & Rubber Co.	598,496
12,800	Standard Motor Products, Inc.	284,416

		882,912

	Distributors — 0.1%
12,460	VOXX International Corp. (a)	83,856

	Diversified Consumer Services — 0.3%
6,100	Bridgepoint Education, Inc. (a)	62,830
1,500	Capella Education Co. (a)	42,345
2,300	Carriage Services, Inc.	27,301
800	Coinstar, Inc. (a)	41,608
15,000	Corinthian Colleges, Inc. (a)	36,600
1,500	Mac-Gray Corp.	18,825

		229,509

	Hotels, Restaurants & Leisure — 2.6%
11,100	Ameristar Casinos, Inc.	291,264
500	Biglari Holdings, Inc. (a)	195,010
2,300	Bloomin’ Brands, Inc. (a)	35,972
1,700	Cracker Barrel Old Country Store, Inc.	109,242
3,700	Del Frisco’s Restaurant Group, Inc. (a)	57,683
3,900	DineEquity, Inc. (a)	261,300
12,500	Domino’s Pizza, Inc.	544,375
462	Multimedia Games Holding Co., Inc. (a)	6,796
16,868	Ruth’s Hospitality Group, Inc. (a)	122,630
18,700	Sonic Corp. (a)	194,667

		1,818,939

	Household Durables — 1.9%
10,300	American Greetings Corp., Class A	173,967
42	CSS Industries, Inc.	920
15,300	Helen of Troy Ltd., (Bermuda) (a)	510,867
2,093	Jarden Corp. (a)	108,208
10,900	KB Home	172,220
2,300	Libbey, Inc. (a)	44,505
8,000	Lifetime Brands, Inc.	84,880
3,000	MDC Holdings, Inc.	110,280
1,600	NACCO Industries, Inc., Class A	97,104

		1,302,951

	Internet & Catalog Retail — 0.0% (g)
70	Kayak Software Corp. (a)	2,780

	Leisure Equipment & Products — 0.4%
700	Arctic Cat, Inc. (a)	23,373
13,600	LeapFrog Enterprises, Inc. (a)	117,368
12,500	Smith & Wesson Holding Corp. (a)	105,500

SHARES	SECURITY DESCRIPTION	VALUE($)

	Leisure Equipment & Products — Continued
900	Sturm Ruger & Co., Inc.	40,860

		287,101

	Media — 1.2%
6,237	Carmike Cinemas, Inc. (a)	93,555
17,500	Entercom Communications Corp., Class A (a)	122,150
13,900	Journal Communications, Inc., Class A (a)	75,199
21,200	LIN TV Corp., Class A (a)	159,636
1,100	Shutterstock, Inc. (a)	28,600
28,300	Sinclair Broadcast Group, Inc., Class A	357,146

		836,286

	Multiline Retail — 1.0%
6,900	Dillard’s, Inc., Class A	578,013
16,000	Tuesday Morning Corp. (a)	100,000

		678,013

	Specialty Retail — 4.0%
17,300	Brown Shoe Co., Inc.	317,801
14,300	Cabela’s, Inc. (a)	597,025
20,300	Conn’s, Inc. (a)	622,804
10,900	Express, Inc. (a)	164,481
5,025	Finish Line, Inc. (The), Class A	95,123
2,500	Five Below, Inc. (a)	80,100
40,200	OfficeMax, Inc.	392,352
11,200	Rent-A-Center, Inc.	384,832
1,100	Restoration Hardware Holdings, Inc. (a)	37,103
1,900	Tilly’s, Inc., Class A (a)	25,631

		2,717,252

	Textiles, Apparel & Luxury Goods — 1.7%
12,400	G-III Apparel Group Ltd. (a)	424,452
20,200	Iconix Brand Group, Inc. (a)	450,864
1,200	Oxford Industries, Inc.	55,632
8,900	Perry Ellis International, Inc.	177,110
2,300	RG Barry Corp.	32,591

		1,140,649

	Total Consumer Discretionary	9,980,248

	Consumer Staples — 2.5%
	Beverages — 0.1%
1,100	Coca-Cola Bottling Co. Consolidated	73,150

	Food & Staples Retailing — 0.8%
3,400	Nash Finch Co.	72,352
23,400	Spartan Stores, Inc.	359,424
27,800	SUPERVALU, Inc.	68,666
1,700	Village Super Market, Inc., Class A	55,862

		556,304

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust Small Cap Core Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Food Products — 0.8%
6,500	B&G Foods, Inc.	184,015
5,500	Darling International, Inc. (a)	88,220
3,000	Fresh Del Monte Produce, Inc.	79,050
2,500	John B Sanfilippo & Son, Inc.	45,450
2,700	Sanderson Farms, Inc.	128,385
4,100	WhiteWave Foods Co., Class A (a)	63,714

		588,834

	Personal Products — 0.8%
2,300	Elizabeth Arden, Inc. (a)	103,523
9,325	Prestige Brands Holdings, Inc. (a)	186,780
4,500	Revlon, Inc., Class A (a)	65,250
5,100	USANA Health Sciences, Inc. (a)	167,943

		523,496

	Total Consumer Staples	1,741,784

	Energy — 5.6%
	Energy Equipment & Services — 1.7%
9,100	C&J Energy Services, Inc. (a)	195,104
10,000	Forum Energy Technologies, Inc. (a)	247,500
7,900	Gulfmark Offshore, Inc., Class A	272,155
10,100	Helix Energy Solutions Group, Inc. (a)	208,464
10,612	Superior Energy Services, Inc. (a)	219,881

		1,143,104

	Oil, Gas & Consumable Fuels — 3.9%
1,900	Alon USA Energy, Inc.	34,371
2,200	Bonanza Creek Energy, Inc. (a)	61,138
14,200	Callon Petroleum Co. (a)	66,740
115	Clayton Williams Energy, Inc. (a)	4,600
3,000	Cloud Peak Energy, Inc. (a)	57,990
5,600	Delek U.S. Holdings, Inc.	141,792
5,700	Diamondback Energy, Inc. (a)	108,984
10,400	Energy XXI Bermuda Ltd., (Bermuda)	334,776
23,300	EPL Oil & Gas, Inc. (a)	525,415
10,200	EXCO Resources, Inc.	69,054
5,200	Gulfport Energy Corp. (a)	198,744
5,675	McMoRan Exploration Co. (a)	91,084
6,496	Miller Energy Resources, Inc. (a)	25,724
5,800	Renewable Energy Group, Inc. (a)	33,988
3,400	Saratoga Resources, Inc. (a)	12,036
16,625	Vaalco Energy, Inc. (a)	143,806
16,100	W&T Offshore, Inc.	258,083
10,400	Warren Resources, Inc. (a)	29,224
14,500	Western Refining, Inc.	408,755
2,400	World Fuel Services Corp.	98,808

		2,705,112

	Total Energy	3,848,216

SHARES	SECURITY DESCRIPTION	VALUE($)

	Financials — 22.3%
	Capital Markets — 0.7%
14,200	BGC Partners, Inc., Class A	49,132
18,400	Cowen Group, Inc., Class A (a)	45,080
5,189	Gladstone Capital Corp.	42,342
14,595	KCAP Financial, Inc.	134,128
5,200	Manning & Napier, Inc.	65,520
3,200	Piper Jaffray Cos. (a)	102,816
1,207	Prospect Capital Corp.	13,120
6,007	SWS Group, Inc. (a)	31,777

		483,915

	Commercial Banks — 6.1%
300	Alliance Financial Corp.	13,053
2,900	Banco Latinoamericano de Comercio Exterior S.A., (Panama), Class E	62,524
11,000	BBCN Bancorp, Inc.	127,270
1,100	Bridge Bancorp, Inc.	22,374
3,491	Cardinal Financial Corp.	56,799
1,100	Cascade Bancorp (a)	6,886
6,500	Cathay General Bancorp	126,750
1,200	Center Bancorp, Inc.	13,896
3,700	Citizens & Northern Corp.	69,930
5,800	Citizens Republic Bancorp, Inc. (a)	110,026
3,125	City Holding Co.	108,906
4,300	Community Bank System, Inc.	117,648
1,240	Community Trust Bancorp, Inc.	40,647
3,100	East West Bancorp, Inc.	66,619
1,374	Fidelity Southern Corp. (a)	13,122
3,900	Financial Institutions, Inc.	72,657
42,000	First Commonwealth Financial Corp.	286,440
4,700	First Community Bancshares, Inc.	75,059
4,800	First Financial Bancorp	70,176
3,600	First Merchants Corp.	53,424
12,100	FNB Corp.	128,502
28,225	Hanmi Financial Corp. (a)	383,578
3,800	Heartland Financial USA, Inc.	99,370
3,700	Huntington Bancshares, Inc.	23,643
975	Iberiabank Corp.	47,892
2,131	Lakeland Bancorp, Inc.	21,694
1,700	Lakeland Financial Corp.	43,928
3,400	MainSource Financial Group, Inc.	43,078
3,100	MetroCorp Bancshares, Inc. (a)	34,069
5,700	National Bank Holdings Corp., Class A	108,243
1,200	National Bankshares, Inc.	38,868
1,700	NBT Bancorp, Inc.	34,459
13,800	Oriental Financial Group, Inc.	184,230

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Commercial Banks — Continued
4,500	PacWest Bancorp	111,510
7,900	Park Sterling Corp. (a)	41,317
2,500	Peoples Bancorp, Inc.	51,075
8,100	Pinnacle Financial Partners, Inc. (a)	152,604
2,300	Preferred Bank (a)	32,660
1,200	Prosperity Bancshares, Inc.	50,400
500	Renasant Corp.	9,570
1,363	Republic Bancorp, Inc., Class A	28,800
4,650	Sierra Bancorp	53,149
2,007	Southside Bancshares, Inc.	42,267
12,835	Southwest Bancorp, Inc. (a)	143,752
11,300	Susquehanna Bancshares, Inc.	118,424
1,300	SVB Financial Group (a)	72,761
3,000	Texas Capital Bancshares, Inc. (a)	134,460
2,200	WesBanco, Inc.	48,884
3,600	West Bancorp, Inc.	38,808
55,600	Wilshire Bancorp, Inc. (a)	326,372

		4,162,573

	Consumer Finance — 2.8%
2,000	Asset Acceptance Capital Corp. (a)	9,000
3,100	Cash America International, Inc.	122,977
15,446	DFC Global Corp. (a)	285,905
16,500	Encore Capital Group, Inc. (a)	505,230
6,200	Nelnet, Inc., Class A	184,698
2,100	Portfolio Recovery Associates, Inc. (a)	224,406
7,825	World Acceptance Corp. (a)	583,432

		1,915,648

	Diversified Financial Services — 0.8%
24,100	PHH Corp. (a)	548,275

	Insurance — 2.3%
35,000	American Equity Investment Life Holding Co.	427,350
3,700	American Safety Insurance Holdings Ltd. (a)	70,004
6,125	Aspen Insurance Holdings Ltd., (Bermuda)	196,490
44,800	CNO Financial Group, Inc.	417,984
2,200	Crawford & Co., Class B	17,556
1,400	Horace Mann Educators Corp.	27,944
9,275	Meadowbrook Insurance Group, Inc.	53,610
1,200	Montpelier Re Holdings Ltd., (Bermuda)	27,432
14,800	National Financial Partners Corp. (a)	253,672
3,000	Selective Insurance Group, Inc.	57,810
1,200	Stewart Information Services Corp.	31,200
1,006	Validus Holdings Ltd., (Bermuda)	34,787

		1,615,839

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — 8.0%
800	Agree Realty Corp.	21,432
3,683	American Campus Communities, Inc.	169,897
65,600	Anworth Mortgage Asset Corp.	379,168
14,775	Ashford Hospitality Trust, Inc.	155,285
12,400	CapLease, Inc.	69,068
42,300	Capstead Mortgage Corp.	485,181
12,100	CBL & Associates Properties, Inc.	256,641
6,400	Chesapeake Lodging Trust	133,632
2,764	Colonial Properties Trust	59,067
9,600	Coresite Realty Corp.	265,536
24,175	DCT Industrial Trust, Inc.	156,896
7,900	DDR Corp.	123,714
2,600	EastGroup Properties, Inc.	139,906
19,500	Education Realty Trust, Inc.	207,480
35,300	First Industrial Realty Trust, Inc. (a)	497,024
7,200	Glimcher Realty Trust	79,848
1,250	Home Properties, Inc.	76,637
5,200	LaSalle Hotel Properties	132,028
42,209	Lexington Realty Trust	441,084
3,300	LTC Properties, Inc.	116,127
1,200	Mission West Properties, Inc.	10,932
28,900	Omega Healthcare Investors, Inc.	689,265
2,600	Parkway Properties, Inc.	36,374
17,825	Pennsylvania Real Estate Investment Trust	314,433
1,975	PS Business Parks, Inc.	128,336
2,300	Ramco-Gershenson Properties Trust	30,613
16,800	Redwood Trust, Inc.	283,752
1,200	Sun Communities, Inc.	47,868

		5,507,224

	Real Estate Management & Development — 0.3%
5,100	Realogy Holdings Corp. (a)	213,996

	Thrifts & Mortgage Finance — 1.3%
1,000	BankFinancial Corp.	7,420
1,900	BofI Holding, Inc. (a)	52,953
4,677	HomeStreet, Inc. (a)	119,498
2,400	OceanFirst Financial Corp.	33,000
18,475	Ocwen Financial Corp. (a)	639,050
5,400	Trustco Bank Corp.	28,512

		880,433

	Total Financials	15,327,903

	Health Care — 12.7%
	Biotechnology — 5.4%
28,700	Achillion Pharmaceuticals, Inc. (a) (m)	230,174
8,100	Aegerion Pharmaceuticals, Inc. (a)	205,659

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	JPMORGAN INSURANCE TRUST	7

JPMorgan Insurance Trust Small Cap Core Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Biotechnology — Continued
9,000	Affymax, Inc. (a)	171,000
30,400	Ariad Pharmaceuticals, Inc. (a)	583,072
5,800	Celldex Therapeutics, Inc. (a)	38,918
11,400	ChemoCentryx, Inc. (a)	124,716
7,020	Durata Therapeutics, Inc. (a)	53,633
11,200	Genomic Health, Inc. (a)	305,312
15,700	Halozyme Therapeutics, Inc. (a)	105,347
81,900	Idenix Pharmaceuticals, Inc. (a)	397,215
11,000	Incyte Corp., Ltd. (a)	182,710
6,702	Infinity Pharmaceuticals, Inc. (a)	234,570
4,200	Medivation, Inc. (a)	214,872
10,100	Momenta Pharmaceuticals, Inc. (a)	118,978
8,900	Pharmacyclics, Inc. (a)	515,310
1,700	Raptor Pharmaceutical Corp. (a)	9,945
903	Synta Pharmaceuticals Corp. (a)	8,145
51,800	Threshold Pharmaceuticals, Inc. (a)	218,078

		3,717,654

	Health Care Equipment & Supplies — 3.1%
5,400	ABIOMED, Inc. (a)	72,684
17,350	Cantel Medical Corp.	515,815
16,500	Greatbatch, Inc. (a)	383,460
8,300	Insulet Corp. (a)	176,126
9,400	Invacare Corp.	153,220
5,500	MAKO Surgical Corp. (a)	70,785
6,100	NuVasive, Inc. (a)	94,306
6,000	Orthofix International N.V., (Netherlands) (a)	235,980
3,800	PhotoMedex, Inc. (a)	55,138
35,600	RTI Biologics, Inc. (a)	152,012
3,200	Sirona Dental Systems, Inc. (a)	206,272

		2,115,798

	Health Care Providers & Services — 3.2%
3,900	Acadia Healthcare Co., Inc. (a) (m)	90,987
575	Almost Family, Inc.	11,650
20,613	AmSurg Corp. (a)	618,596
9,800	Centene Corp. (a)	401,800
15,100	Five Star Quality Care, Inc. (a)	75,651
5,400	Gentiva Health Services, Inc. (a)	54,270
5,900	Molina Healthcare, Inc. (a)	159,654
3,700	Owens & Minor, Inc.	105,487
40,000	Select Medical Holdings Corp.	377,200
38,500	Skilled Healthcare Group, Inc., Class A (a)	245,245
2,900	Triple-S Management Corp., Class B (a)	53,563

		2,194,103

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Technology — 0.5%
21,900	MedAssets, Inc. (a)	367,263

	Life Sciences Tools & Services — 0.1%
7,000	Cambrex Corp. (a)	79,660

	Pharmaceuticals — 0.4%
9,600	Impax Laboratories, Inc. (a)	196,704
2,400	ViroPharma, Inc. (a)	54,624

		251,328

	Total Health Care	8,725,806

	Industrials — 15.6%
	Aerospace & Defense — 2.0%
100	AAR Corp.	1,868
1,100	Curtiss-Wright Corp.	36,113
4,600	Esterline Technologies Corp. (a)	292,606
35,600	GenCorp, Inc. (a)	325,740
6,400	LMI Aerospace, Inc. (a)	123,776
6,500	Sypris Solutions, Inc.	25,740
9,000	Triumph Group, Inc.	587,700

		1,393,543

	Air Freight & Logistics — 0.5%
6,900	Atlas Air Worldwide Holdings, Inc. (a)	305,739
3,100	Park-Ohio Holdings Corp. (a)	66,061

		371,800

	Airlines — 1.3%
15,500	Alaska Air Group, Inc. (a)	667,895
22,900	Republic Airways Holdings, Inc. (a)	130,072
9,600	SkyWest, Inc.	119,616

		917,583

	Building Products — 0.0% (g)
975	Gibraltar Industries, Inc. (a)	15,522

	Commercial Services & Supplies — 3.1%
4,100	Ceco Environmental Corp.	40,795
70,900	Cenveo, Inc. (a)	191,430
1,100	Courier Corp.	12,100
22,950	Deluxe Corp.	739,908
600	EnergySolutions, Inc. (a)	1,872
2,100	Herman Miller, Inc.	44,982
23,000	Kimball International, Inc., Class B	267,030
9,700	Knoll, Inc.	148,992
4,700	Performant Financial Corp. (a)	47,470
19,500	Quad/Graphics, Inc.	397,605
1,500	Team, Inc. (a)	57,060
1,000	UniFirst Corp.	73,320
3,300	United Stationers, Inc.	102,267

		2,124,831

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Construction & Engineering — 0.8%
2,200	Argan, Inc.	39,600
9,075	EMCOR Group, Inc.	314,086
4,700	MasTec, Inc. (a)	117,171
2,100	Michael Baker Corp.	52,353

		523,210

	Electrical Equipment — 1.8%
5,100	Acuity Brands, Inc.	345,423
5,900	EnerSys, Inc. (a)	222,017
5,000	Generac Holdings, Inc.	171,550
7,300	Regal-Beloit Corp.	514,431

		1,253,421

	Industrial Conglomerates — 0.1%
800	Standex International Corp.	41,032

	Machinery — 3.9%
10,000	Actuant Corp., Class A (m)	279,100
4,800	Barnes Group, Inc.	107,808
3,900	Columbus McKinnon Corp. (a)	64,428
11,400	EnPro Industries, Inc. (a)	466,260
12,800	Federal Signal Corp. (a)	97,408
700	FreightCar America, Inc.	15,694
3,200	Hyster-Yale Materials Handling, Inc.	156,160
5,300	Kadant, Inc. (a)	140,503
4,400	LB Foster Co., Class A	191,136
8,000	NN, Inc. (a)	73,280
900	Proto Labs, Inc. (a)	35,478
2,166	Robbins & Myers, Inc.	128,768
7,900	Trimas Corp. (a)	220,884
1,005	Wabash National Corp. (a)	9,015
7,350	Wabtec Corp.	643,419
1,000	Watts Water Technologies, Inc., Class A	42,990

		2,672,331

	Professional Services — 0.3%
1,600	Barrett Business Services, Inc.	60,944
1,600	GP Strategies Corp. (a)	33,040
1,600	Kelly Services, Inc., Class A	25,184
800	RPX Corp. (a)	7,232
1,900	VSE Corp.	46,569

		172,969

	Road & Rail — 0.6%
2,100	Avis Budget Group, Inc. (a)	41,622
7,900	Celadon Group, Inc.	142,753
18,000	Quality Distribution, Inc. (a)	108,000
12,600	Swift Transportation Co. (a)	114,912

SHARES	SECURITY DESCRIPTION	VALUE($)

	Road & Rail — Continued
2,100	Universal Truckload Services, Inc.	38,325

		445,612

	Trading Companies & Distributors — 1.0%
6,775	Applied Industrial Technologies, Inc.	284,618
2,700	Beacon Roofing Supply, Inc. (a)	89,856
8,500	SeaCube Container Leasing Ltd.	160,225
2,700	United Rentals, Inc. (a)	122,904

		657,603

	Transportation Infrastructure — 0.2%
10,700	Wesco Aircraft Holdings, Inc. (a)	141,347

	Total Industrials	10,730,804

	Information Technology — 14.0%
	Communications Equipment — 1.7%
19,682	Arris Group, Inc. (a)	294,049
11,800	Aviat Networks, Inc. (a)	38,822
5,850	Black Box Corp.	142,389
5,300	CalAmp Corp. (a)	44,096
3,300	Comtech Telecommunications Corp.	83,754
1,700	NETGEAR, Inc. (a)	67,014
1,800	Oplink Communications, Inc. (a)	28,044
800	Palo Alto Networks, Inc. (a)	42,816
4,200	Plantronics, Inc.	154,854
7,300	Polycom, Inc. (a)	76,358
7,800	Ruckus Wireless, Inc. (a)	175,734

		1,147,930

	Computers & Peripherals — 0.2%
3,800	Fusion-io, Inc. (a)	87,134
2,500	Synaptics, Inc. (a)	74,925

		162,059

	Electronic Equipment, Instruments & Components — 1.6%
3,300	Audience, Inc. (a)	34,287
1,500	FEI Co.	83,190
3,900	Insight Enterprises, Inc. (a)	67,743
4,200	Key Tronic Corp. (a)	43,008
2,100	Littelfuse, Inc.	129,591
900	Measurement Specialties, Inc. (a)	30,924
5,700	Newport Corp. (a)	76,665
1,600	Plexus Corp. (a)	41,280
35,194	Power-One, Inc. (a)	144,647
6,900	Radisys Corp. (a)	20,562
9,900	SYNNEX Corp. (a)	340,362
5,200	TTM Technologies, Inc. (a)	47,840

		1,060,099

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	JPMORGAN INSURANCE TRUST	9

JPMorgan Insurance Trust Small Cap Core Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Internet Software & Services — 1.0%
8,400	Active Network, Inc. (The) (a) (m)	41,244
2,400	Bazaarvoice, Inc. (a)	22,440
2,100	Demandware, Inc. (a)	57,372
1,500	ExactTarget, Inc. (a)	30,000
1,500	Trulia, Inc. (a)	24,360
86,459	United Online, Inc.	483,306

		658,722

	IT Services — 2.6%
6,600	CACI International, Inc., Class A (a)	363,198
21,325	CSG Systems International, Inc. (a)	387,688
1,275	Gartner, Inc. (a)	58,676
5,600	Global Cash Access Holdings, Inc. (a)	43,904
1,700	ManTech International Corp., Class A	44,098
1,600	MAXIMUS, Inc.	101,152
2,900	TeleTech Holdings, Inc. (a)	51,620
27,100	Unisys Corp. (a)	468,830
4,200	Vantiv, Inc., Class A (a)	85,764
5,702	VeriFone Systems, Inc. (a)	169,235
400	WEX, Inc. (a)	30,148

		1,804,313

	Semiconductors & Semiconductor Equipment — 3.5%
20,175	Amkor Technology, Inc. (a)	85,744
5,600	Brooks Automation, Inc.	45,080
18,125	Cirrus Logic, Inc. (a)	525,081
17,406	Entegris, Inc. (a)	159,787
9,100	Entropic Communications, Inc. (a)	48,139
7,300	First Solar, Inc. (a)	225,424
54,300	GT Advanced Technologies, Inc. (a)	163,986
4,200	Integrated Silicon Solution, Inc. (a)	37,800
7,200	Intermolecular, Inc. (a)	64,080
10,000	Lattice Semiconductor Corp. (a)	39,900
1,500	M/A-COM Technology Solutions Holdings, Inc. (a)	22,455
3,175	Micrel, Inc.	30,163
10,400	Nanometrics, Inc. (a)	149,968
12,400	Peregrine Semiconductor Corp. (a)	189,844
5,700	Photronics, Inc. (a)	33,972
22,800	PMC-Sierra, Inc. (a)	118,788
20,800	Skyworks Solutions, Inc. (a)	422,240
9,000	Ultra Clean Holdings (a)	44,190

		2,406,641

	Software — 3.4%
11,384	Actuate Corp. (a) (m)	63,751
20,550	Aspen Technology, Inc. (a)	568,002

SHARES	SECURITY DESCRIPTION	VALUE($)

	Software — Continued
700	AVG Technologies N.V., (Netherlands) (a)	11,081
5,600	Ebix, Inc.	89,992
6,600	Eloqua, Inc. (a)	155,694
4,100	Envivio, Inc. (a)	6,970
17,500	Glu Mobile, Inc. (a)	40,075
1,200	Guidewire Software, Inc. (a)	35,664
600	Imperva, Inc. (a)	18,918
2,900	Infoblox, Inc. (a)	52,113
1,400	Manhattan Associates, Inc. (a)	84,476
2,800	Monotype Imaging Holdings, Inc.	44,744
3,200	Netscout Systems, Inc. (a)	83,168
7,340	Parametric Technology Corp. (a)	165,223
4,600	Progress Software Corp. (a)	96,554
800	Proofpoint, Inc. (a)	9,848
1,300	Rovi Corp. (a)	20,059
2,800	SS&C Technologies Holdings, Inc. (a)	64,736
41,200	Take-Two Interactive Software, Inc. (a)	453,612
8,600	Telenav, Inc. (a)	68,628
3,600	TIBCO Software, Inc. (a)	79,236
3,700	Websense, Inc. (a)	55,648
1,800	Workday, Inc., Class A (a)	98,100

		2,366,292

	Total Information Technology	9,606,056

	Materials — 5.4%
	Chemicals — 1.7%
700	FutureFuel Corp.	8,288
10,720	Georgia Gulf Corp.	442,522
4,500	H.B. Fuller Co.	156,690
900	Innospec, Inc.	31,041
6,300	Koppers Holdings, Inc.	240,345
11,500	OMNOVA Solutions, Inc. (a)	80,615
9,600	PolyOne Corp.	196,032

		1,155,533

	Construction Materials — 0.4%
30,000	Headwaters, Inc. (a)	256,800

	Containers & Packaging — 1.4%
1,400	AEP Industries, Inc. (a) (m)	82,922
14,300	Berry Plastics Group, Inc. (a)	229,944
4,000	Boise, Inc.	31,800
27,900	Graphic Packaging Holding Co. (a)	180,234
5,775	Rock-Tenn Co., Class A	403,730

		928,630

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Metals & Mining — 1.3%
15,200	Coeur d’Alene Mines Corp. (a)	373,920
5,300	Hecla Mining Co.	30,899
11,100	Revett Minerals, Inc. (a)	31,302
9,900	U.S. Silica Holdings, Inc.	165,627
12,500	Worthington Industries, Inc.	324,875

		926,623

	Paper & Forest Products — 0.6%
10,975	Buckeye Technologies, Inc.	315,092
9,100	Resolute Forest Products, (Canada) (a)	120,484

		435,576

	Total Materials	3,703,162

	Telecommunication Services — 0.5%
	Diversified Telecommunication Services — 0.5%
5,100	Consolidated Communications Holdings, Inc.	81,192
400	IDT Corp., Class B	3,816
19,800	Premiere Global Services, Inc. (a)	193,644
24,500	Vonage Holdings Corp. (a)	58,065

	Total Telecommunication Services	336,717

	Utilities — 3.0%
	Electric Utilities — 2.1%
9,325	El Paso Electric Co.	297,561
3,300	Empire District Electric Co. (The)	67,254
5,400	IDACORP, Inc.	234,090
1,900	MGE Energy, Inc.	96,805
22,575	Portland General Electric Co.	617,652
2,325	UNS Energy Corp.	98,626
1,900	Westar Energy, Inc.	54,378

		1,466,366

	Gas Utilities — 0.9%
419	AGL Resources, Inc. (m)	16,748
900	Chesapeake Utilities Corp.	40,860

SHARES	SECURITY DESCRIPTION	VALUE($)

	Gas Utilities — Continued
3,100	Laclede Group, Inc. (The)	119,691
4,600	New Jersey Resources Corp.	182,252
1,400	Northwest Natural Gas Co.	61,880
2,600	Southwest Gas Corp.	110,266
1,700	WGL Holdings, Inc.	66,623

		598,320

	Independent Power Producers & Energy Traders — 0.0% (g)
400	Genie Energy Ltd., Class B	2,840

	Water Utilities — 0.0% (g)
900	Artesian Resources Corp., Class A	20,187

	Total Utilities	2,087,713

	Total Common Stocks (Cost $49,715,734)	66,088,409

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.2%
135,000	U.S. Treasury Note, 0.250%, 11/30/13 (k) (Cost $135,047)	135,079

SHARES
Short-Term Investment — 3.8%
	Investment Company — 3.8%
2,613,876	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (m) (Cost $2,613,876)	2,613,876

	Total Investments — 100.1% (Cost $52,464,657)	68,837,364
	Liabilities in Excess of Other Assets — (0.1)%	(128,110)

	NET ASSETS — 100.0%	$68,709,254

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/12	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
33	E-mini Russell 2000	03/15/13	$2,793,780	$68,274

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	JPMORGAN INSURANCE TRUST	11

JPMorgan Insurance Trust Small Cap Core Portfolio

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.1%.
(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(l)	— The rate shown is the current yield as of December 31, 2012.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2012

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2012

Small Cap Core Portfolio
ASSETS:
Investments in non-affiliates, at value	$66,223,488
Investments in affiliates, at value	2,613,876

Total investment securities, at value	68,837,364
Receivables:
Investment securities sold	212,065
Portfolio shares sold	31,675
Interest and dividends from non-affiliates	72,518
Dividends from affiliates	181
Variation margin on futures contracts	72,270

Total Assets	69,226,073

LIABILITIES:
Payables:
Due to Advisor	38,614
Investment securities purchased	325,591
Portfolio shares redeemed	101,350
Accrued liabilities:
Administration fees	3,512
Distribution fees	418
Custodian and accounting fees	3,582
Trustees’ and Chief Compliance Officer’s fees	43
Audit fees	28,413
Other	15,296

Total Liabilities	516,819

Net Assets	$68,709,254

NET ASSETS:
Paid-in-Capital	$56,071,491
Accumulated undistributed net investment income	492,227
Accumulated net realized gains (losses)	(4,295,445)
Net unrealized appreciation (depreciation)	16,440,981

Total Net Assets	$68,709,254

Net Assets:
Class 1	$66,719,964
Class 2	1,989,290

Total	$68,709,254

Outstanding units of beneficial interest (shares) (unlimited number of shares authorized, no par value):
Class 1	3,929,548
Class 2	117,734

Net Asset Value, offering and redemption price per share (a):
Class 1	$16.98
Class 2	16.90

Cost of investments in non-affiliates	$49,850,781
Cost of investments in affiliates	2,613,876

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	JPMORGAN INSURANCE TRUST	13

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2012

Small Cap Core Portfolio
INVESTMENT INCOME:
Dividend income from non-affiliates	$1,124,673
Dividend income from affiliates	2,203
Interest income from non-affiliates	360

Total investment income	1,127,236

EXPENSES:
Investment advisory fees	422,402
Administration fees	56,288
Distribution fees — Class 2	4,826
Custodian and accounting fees	35,055
Professional fees	54,718
Trustees’ and Chief Compliance Officer’s fees	727
Printing and mailing costs	23,440
Transfer agent fees	9,749
Other	10,624

Total expenses	617,829

Less amounts waived	(3,228)

Net expenses	614,601

Net investment income (loss)	512,635

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	4,981,211
Futures	205,794

Net realized gain (loss)	5,187,005

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	5,693,462
Futures	56,222

Change in net unrealized appreciation/depreciation	5,749,684

Net realized/unrealized gains (losses)	10,936,689

Change in net assets resulting from operations	$11,449,324

SEE NOTES TO FINANCIAL STATEMENTS.

14	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2012

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Small Cap Core Portfolio
	Year Ended 12/31/2012	Year Ended 12/31/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$512,635	$145,962
Net realized gain (loss)	5,187,005	2,924,708
Change in net unrealized appreciation/depreciation	5,749,684	(5,944,885)

Change in net assets resulting from operations	11,449,324	(2,874,215)

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net investment income	(127,898)	(83,140)

Total distributions to shareholders	(127,898)	(83,140)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(2,782,957)	(9,222,762)

NET ASSETS:
Change in net assets	8,538,469	(12,180,117)
Beginning of period	60,170,785	72,350,902

End of period	$68,709,254	$60,170,785

Accumulated undistributed net investment income	$492,227	$133,064

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$13,872,549	$11,467,229
Dividends and distributions reinvested	127,898	83,140
Cost of shares redeemed	(16,667,963)	(20,630,854)

Change in net assets resulting from Class 1 capital transactions	$(2,667,516)	$(9,080,485)

Class 2
Proceeds from shares issued	$101,342	$114,974
Cost of shares redeemed	(216,783)	(257,251)

Change in net assets resulting from Class 2 capital transactions	$(115,441)	$(142,277)

Total change in net assets resulting from capital transactions	$(2,782,957)	$(9,222,762)

SHARE TRANSACTIONS:
Class 1
Issued	865,809	779,981
Reinvested	8,284	5,222
Redeemed	(1,051,374)	(1,383,093)

Change in Class 1 Shares	(177,281)	(597,890)

Class 2
Issued	6,653	7,935
Redeemed	(13,633)	(17,056)

Change in Class 2 Shares	(6,980)	(9,121)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	JPMORGAN INSURANCE TRUST	15

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Small Cap Core Portfolio (f)
Class 1
Year Ended December 31, 2012	$14.22	$0.13	(g)	$2.66	$2.79	$(0.03)	$—	$(0.03)
Year Ended December 31, 2011	14.95	0.04		(0.75)	(0.71)	(0.02)	—	(0.02)
Year Ended December 31, 2010	11.76	0.02		3.17	3.19	—	—	—
Year Ended December 31, 2009	9.84	0.05		2.11	2.16	(0.08)	(0.16)	(0.24)
Year Ended December 31, 2008	16.06	0.04		(4.73)	(4.69)	(0.03)	(1.50)	(1.53)

Class 2
Year Ended December 31, 2012	14.16	0.09	(g)	2.65	2.74	—	—	—
Year Ended December 31, 2011	14.91	—	(h)	(0.75)	(0.75)	—	—	—
Year Ended December 31, 2010	11.76	(0.01)		3.16	3.15	—	—	—
April 24, 2009 (i) through December 31, 2009	9.03	0.01		2.73	2.74	(0.01)	—	(0.01)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net assets values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Small Cap Core Portfolio acquired all of the assets and liabilities of JPMorgan Small Company Portfolio (“Predecessor Portfolio”) in a reorganization on April 24, 2009. The Predecessor Portfolio’s performance and financial history have been adopted by Small Cap Core Portfolio and have been used since the reorganization. As a result, the financial highlight information reflects that of the Predecessor Portfolio for the periods prior to its reorganization with Small Cap Core Portfolio.
(g)	Reflects special dividends paid out during the period by several of the Portfolio’s holdings. Had the Portfolio not received the special dividends the net investment income (loss) per share would have been $0.04 and less than $0.01 for Class 1 and Class 2 Shares, respectively and the net investment income (loss) ratio would have been 0.28% and 0.02% for Class 1 and Class 2 Shares, respectively.
(h)	Amount rounds to less than $0.01.
(i)	Because of the reorganization with the Predecessor Portfolio in which the performance and financial history of the Small Cap Core Portfolio was replaced with that of the Predecessor Portfolio, the performance and the financial history began on April 24, 2009.

SEE NOTES TO FINANCIAL STATEMENTS.

16	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets, end of period	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$16.98	19.66%	$66,719,964	0.94%	0.80	%(g)	0.94%	44%
14.22	(4.77)	58,405,012	0.95	0.23		0.95	46
14.95	27.13	70,355,671	0.99	0.13		1.04	45
11.76	22.58	56,761,095	0.98	0.42		1.34	55
9.84	(31.98)	49,825,124	1.08	0.29		1.15	45

16.90	19.35	1,989,290	1.19	0.54	(g)	1.19	44
14.16	(5.03)	1,765,773	1.20	(0.02)		1.20	46
14.91	26.79	1,995,231	1.24	(0.09)		1.28	45
11.76	30.37	901,951	1.17	0.26		1.45	55

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	JPMORGAN INSURANCE TRUST	17

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2012

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Small Cap Core Portfolio	Class 1 and Class 2	Diversified

The investment objective of the Portfolio is to seek capital growth over the long term.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and administrative services plan.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. The value of securities listed on The NASDAQ Stock Market LLC is generally the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values

Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Certain investments of the Portfolio may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Portfolio to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at each investment company’s net asset value per share as of the report date.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Portfolio’s securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) , a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. (“JPMAM”), which is a wholly-owned subsidiary of JPMorgan, JPMAM’s Legal and Compliance, JPMAM’s Risk Management and the Portfolio’s Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Portfolio’s valuation policies.

The VC or Board of Trustees, as applicable, primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry.

18	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2012

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing and at least a quarterly basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

The various inputs that are used in determining the fair value of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted Prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$68,702,285	$135,079	$—	$68,837,364

Appreciation in Other Financial Instruments
Futures Contracts	$68,274	$—	$—	$68,274

(a)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOI. Level 2 consists of a U.S. Treasury Note that is held for futures collateral. Please refer to the SOI for industry specifics of portfolio holdings.

There were no transfers between Levels 1 and 2 during the year ended December 31, 2012.

B. Futures Contracts — The Portfolio uses index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Portfolio also buys futures contracts to immediately invest incoming cash in the market or sells futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Portfolio to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Portfolio is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Portfolio periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The Portfolio may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

The table below discloses the volume of the Portfolio’s futures contracts activity during the year ended December 31, 2012:

Futures Contracts:
Average Notional Balance Long	$2,077,708
Ending Notional Balance Long	2,793,780

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon

DECEMBER 31, 2012	JPMORGAN INSURANCE TRUST	19

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2012 (continued)

interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

To the extent such information is publically available, the Portfolio records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

D. Allocation of Income and Expenses — Expenses directly attributable to a portfolio are charged directly to that portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Each class of shares bears its pro-rata portion of expenses attributable to the Portfolio, except that each class separately bears expenses related specifically to that class.

E. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Portfolio’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

F. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated undistributed net investment income	Accumulated net realized gains (losses)
$3,234	$(25,574)	$22,340

The reclassifications for the Portfolio relate primarily to distributions from investments in real estate investment trusts and investments in partnerships.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual rate of 0.65%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended December 31, 2012, the annual effective rate was 0.09% of the Portfolio’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.E.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

20	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2012

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

E. Waivers and Reimbursements — The Advisor, Administrator and Distributor (for Class 2 Shares) have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Portfolio’s respective average daily net assets as shown in the table below:

Class 1	Class 2
1.03%	1.28%

The expense limitation agreements were in effect for the year ended December 31, 2012. The contractual expense limitation percentages in the table above are in place until at least April 30, 2013.

Additionally, the Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and the Distributor waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the year ended December 31, 2012 was $3,228.

F. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with Federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended December 31, 2012, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party broker-dealers. For the year ended December 31, 2012, the Portfolio did not incur any brokerage commissions with broker-dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended December 31, 2012, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$27,905,856	$31,004,844	$110,044	$210,000

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at December 31, 2012 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$53,670,073	$17,859,940	$2,692,649	$15,167,291

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

DECEMBER 31, 2012	JPMORGAN INSURANCE TRUST	21

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2012 (continued)

The tax character of distributions paid during the fiscal year ended December 31, 2012 was as follows:

Total Distributions Paid From:
Ordinary Income	Total Distributions Paid
$127,898	$127,898

The tax character of distributions paid during the fiscal year ended December 31, 2011 was as follows:

Total Distributions Paid From:
Ordinary Income	Total Distributions Paid
$83,140	$83,140

At December 31, 2012, the components of net assets (excluding paid-in-capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital-Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$512,021	$(3,042,721)	$15,167,291

The cumulative timing differences primarily consist of mark to market of passive foreign investment companies (PFICs), mark to market on futures contracts and wash sale loss deferrals.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Portfolio after December 31, 2010 may get carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to the Act, net capital losses incurred by the Portfolio were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2012, the Portfolio did not have any post-enactment net capital loss carryforwards.

As of December 31, 2012, the Portfolio had the following pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains:

2017		Total
$3,042,721	*	$3,042,721

*	This amount includes $575,175 of capital loss carryforwards from business combinations, which may be limited in future years under the Internal Revenue Code Sections 381-384.

During the year ended December 31, 2012, the Portfolio utilized capital loss carryforwards of $4,565,093.

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 11, 2013.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility at December 31, 2012, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

22	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2012

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Insurance Trust and Shareholders of JPMorgan Insurance Trust Small Cap Core Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Insurance Trust Small Cap Core Portfolio (a separate Portfolio of JPMorgan Insurance Trust) (hereafter referred to as the “Portfolio”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 15, 2013

DECEMBER 31, 2012	JPMORGAN INSURANCE TRUST	23

TRUSTEES

(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	170	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Chairman effective 2013; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999-present); President, Adelphi University (New York) (1998-1999).	170	Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present); Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	170	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	170	Director, Center for Communication, Hearing, and Deafness (1990-present).

Mary E. Martinez (1960); Trustee of Trust effective January 1, 2013	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-Present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	170	Member, New York City Center Advisory Council (oversees public performing arts facilities) (2006-Present)

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	170	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trust effective January 1, 2013	Retired (2005-Present); President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	170	Director, Sun Life Financial (SLF) (2007 to Present) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010)

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	170	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	170	Trustee, American University in Cairo (1999-present); Chairman, Darthmouth-Hitchcock Medical Center (2013-present); Trustee, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, Carleton College (2002-2010).

24	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2012

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo*** (1946); Trustee of Trust effective February 1, 2013	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	170	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-Present)

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	170	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	170	None.
Interested Trustee Not Affiliated With the Adviser

Frankie D. Hughes** (1952), Trustee of Trust since 2008.	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	170	Trustee, The Victory Portfolios (2000-2008).

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Mr. Morton should continue to serve until December 31, 2014. In order to fill the vacancies created by the retirement of the Fergus Reid, III, William J. Armstrong, and Leonard J. Spalding, Jr., effective December 31, 2012, the Board appointed Ms. Martinez and Mr. Merin to serve as Trustees effective January 1, 2013 and Marian U. Pardo to serve as Trustee effective February 1, 2013.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (170 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Funds’ investment advisor, is a wholly-owned subsidiary of JPMorgan Chase & Co. Five other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisors (not affiliated with JPMorgan) that are under common control with subadvisors to certain J.P. Morgan Funds.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she will irrevocably waive effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which will end January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

DECEMBER 31, 2012	JPMORGAN INSURANCE TRUST	25

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Patricia A. Maleski (1960), President and Principal Executive Officer (2010)

Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)

Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Kathryn A. Jackson (1962), AML Compliance Officer (2012)*

Vice President and AML Compliance Manager for JPMorgan Asset Management Compliance since 2011; Senior On-Boarding Specialist for JPMorgan Distribution Services, Inc. in Global Liquidity from 2008 to 2011; prior to joining JPMorgan, Ms. Jackson was a Financial Services Analyst responsible for on-boarding, compliance and training with Nationwide Securities LLC and 1717 Capital Management Company, both registered broker-dealers, from 2005 until 2008.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Executive Director, JPMorgan Funds Management, Inc. from July 2012; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Jeffrey D. House (1972), Assistant Treasurer (2006)**	Vice President, JPMorgan Funds Management, Inc. since July 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Jeffery Reedy (1973), Assistant Treasurer (2011)**	Vice President, JPMorgan Funds Management, Inc. since February 2006.

Julie A. Roach (1971), Assistant Treasurer (2012)**	Vice President, JPMorgan Funds Management, Inc. from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. from September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 500 Stanton Christiana Road, Ops 1, Floor 02, Newark, DE 19173-2107.

**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

26	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2012

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees (for Class 2 shares) and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2012, and continued to hold your shares at the end of the reporting period, December 31, 2012.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During the Period*	Annualized Expense Ratio
Small Cap Core Portfolio
Class 1
Actual	$1,000.00	$1,104.00	$5.08	0.96%
Hypothetical	1,000.00	1,020.31	4.88	0.96
Class 2
Actual	1,000.00	1,102.40	6.39	1.21
Hypothetical	1,000.00	1,019.05	6.14	1.21

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

DECEMBER 31, 2012	JPMORGAN INSURANCE TRUST	27

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2012, at which the Trustees considered the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment subcommittees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 23, 2012.

The Trustees, as part of their review of the investment advisory arrangements for the J.P. Morgan Funds, considered and reviewed performance and other information received from the Advisor on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information included the Portfolio’s performance compared to the performance of the Portfolio’s peers and benchmarks and analyses by the Advisor of the Portfolio’s performance. The Advisor also periodically provides comparative information regarding the Portfolio’s expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Advisor, including, with respect to the Portfolio, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Portfolio and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Portfolio and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Advisor from the Portfolio under the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Portfolio and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to the Portfolio by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio and the infrastructure supporting the team. The Trustees also considered information provided by the Advisor and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Portfolio. The Trustees also reviewed information relating to the Advisor’s risk governance model and reports showing the Advisor’s compliance structure and ongoing compliance processes. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Portfolio gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Portfolio, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to questions or concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by the Advisor.

28	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2012

Costs of Services Provided and Profitability to the Advisor and its Affiliates

The Trustees received and considered information regarding the profitability to the Advisor and its affiliates in providing services to the Portfolio. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates’ revenues from the contractual services provided to the Portfolio, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Portfolio.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Portfolio. The Board also considered that the Advisor uses third-party soft dollar arrangements with respect to securities transactions it executes for the Portfolio.

The Trustees also considered that JPMFM earns fees from the Portfolio for providing administrative services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, an affiliate of the Advisor, which also acts as the Portfolio’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Portfolio, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Portfolio does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Advisor, and that the Portfolio benefits from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Portfolio’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Portfolio had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Advisor for investment management styles substantially similar to that of the Portfolio. The Trustees also considered the complexity of investment management for the Portfolio relative to the Advisor’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to the Portfolio in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Portfolio in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Portfolio within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Portfolio’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to a representative class to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Portfolio’s performance against its benchmark and considered the performance information provided for the Portfolio at regular Board meetings by the Advisor. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Portfolio’s performance are summarized below:

The Trustees noted the Portfolio’s performance was in the fourth, fifth and fourth quintiles for Class 1 shares for the one-, three-, and five-year periods ended December 31, 2011, respectively. The Trustees discussed the performance and investment strategy of the Portfolio with the Advisor and, based upon this discussion and various other factors,

DECEMBER 31, 2012	JPMORGAN INSURANCE TRUST	29

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

concluded that the performance was reasonable. They requested, however, that the Portfolio’s Advisor provide additional Portfolio performance information to be reviewed with members of the equity subcommittee at each of their regular meetings over the course of the next year.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Portfolio to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Portfolio. The Trustees recognized that Lipper reported the Portfolio’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Portfolio. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Portfolio and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Portfolio’s advisory fees and expense ratios are summarized below:

The Trustees noted that the Portfolio’s net advisory fee and actual total expenses for Class 1 shares were in the second quintile of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

30	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2012

TAX LETTER

(Unaudited)

Certain tax information for the Portfolio is required to be provided to shareholders based upon the Portfolio’s income and distributions for the taxable year ended December 31, 2012. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2012. The information necessary to complete your income tax returns for the calendar year ending December 31, 2012 will be received under separate cover.

Dividends Received Deductions (DRD)

100.00% of ordinary income distributions were eligible for the 70% dividend received deduction for corporate rate shareholders for the fiscal year ended December 31, 2012.

DECEMBER 31, 2012	JPMORGAN INSURANCE TRUST	31

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2013. All rights reserved. December 2012.	AN-JPMITSCCP-1212

Annual Report

JPMorgan Insurance Trust

December 31, 2012

JPMorgan Insurance Trust U.S. Equity Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered through qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

JANUARY 23, 2013 (Unaudited)

Dear Shareholder:

Despite periods of volatility, equity markets in most parts of the world rallied during the twelve months ended December 31, 2012. Improving U.S. economic data, particularly in the housing market, and accommodative policies from central banks around the world helped support investors’ appetite for risk. Stock markets carried their positive momentum into 2013 as investors reacted positively to the “fiscal cliff” bill and recent industry fund flows into equity strategies suggest that many investors are becoming more optimistic.

“Stock markets carried their positive momentum into 2013 as investors reacted positively to the “fiscal cliff” bill and recent industry fund flows into equity strategies suggest that many investors are becoming more optimistic.”

However, many of the catalysts for uncertainty in 2012 are likely to continue in 2013. The upcoming debate about the debt ceiling and budget resolutions is likely to create additional political gridlock in Washington. Europe’s debt crisis still looms, tensions in the Middle East continue and economic growth remains tepid. Accordingly, central banks around the world have indicated their continued commitment to accommodative policies.

U.S. Treasury Yields Remain Low

Yields for U.S. Treasury securities remained at historically low levels throughout 2012. The yield for 10-year U.S. Treasury securities ended December 2012 at 1.8%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.3% and 3.0%, respectively. As the low interest rate environment persists, an increasing amount of fixed income investors are turning to asset classes like high yield bonds and emerging market debt in search of higher yielding securities. Higher demand for these securities as well as strong fundamentals led to positive returns for high yield bonds and emerging market debt during the twelve months ended December 31, 2012.

International Stocks Outperform

Stock returns across market capitalizations, countries and investment styles varied during the reporting period. While the debt crisis in Europe impacted equities in all corners of the world, it had the most significant impact on international stocks, which rose and fell with investors’ changing perception about the viability of corrective actions taken by the European Central Bank (“ECB”). Investors’ positive reaction to the ECB’s plan to purchase 1-3 year bonds issued by the governments of troubled European countries calmed markets and helped international stocks outperform U.S. stocks. Emerging markets stocks, weighed down by concerns about a “hard landing” in China for much of the reporting period, also received a boost from the ECB’s announcement and outperformed U.S. equities during the twelve months ended December 31, 2012.

Investment Implications for the U.S. Debt and Deficit Negotiations

On January 1, 2013, the U.S. Senate and House of Representatives approved a “fiscal cliff” package. Equities moved higher in the wake of this deal, but markets could become volatile as the remaining issues come into focus over the coming months. Negotiations surrounding the debt ceiling are ongoing, while the issue of long-term entitlement spending remains. Given these unresolved issues, an appropriately balanced mix of stocks, bonds, as well as alternatives, should help cushion portfolios if markets become volatile.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

DECEMBER 31, 2012	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust U.S. Equity Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 1 Shares)*	17.65%
S&P 500 Index	16.00%

Net Assets as of 12/31/2012	$77,143,651

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust U.S. Equity Portfolio (the “Portfolio”) seeks to provide high total return from a portfolio of selected equity securities.

HOW DID THE MARKET PERFORM?

Early in the reporting period, U.S. stocks were buoyed by improving economic data, as durable goods consumption, equipment and software spending and vehicle sales showed positive trends. However, the debt crisis in Europe continued to be a major source of uncertainty in capital markets and fears of economic contagion triggered a decline in stock prices in the second quarter of 2012. The European Central Bank reacted by announcing its plan to purchase 1-3 year bonds issued by the governments of troubled European countries, which quelled investors’ concerns and helped ignite a rally in stocks. U.S. stocks were also supported by accommodative policies from the U.S. Federal Reserve and improving economic data. The U.S. Federal Open Market Committee extended its $400 billion “Operation Twist” program through the end of 2012 and, in September, announced another asset purchase plan, indicating that it would buy $40 billion of agency mortgage-backed securities per month on an open-ended basis. Meanwhile, the U.S. housing and labor markets showed signs of recovery, as housing starts and nonfarm payrolls were better than investors had expected. Uncertainty surrounding the “fiscal cliff” stalled the equity rally but the S&P 500 Index (the “Benchmark”) finished the twelve months ended December 31, 2012 with a 16.00% gain.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio (Class 1 Shares) outperformed the Benchmark for the twelve months ended December 31, 2012. The Portfolio’s stock selection in the consumer cyclical and systems & network hardware sectors contributed to relative performance. The Portfolio’s stock selection in the financial services and health services and systems sectors detracted from relative performance.

Individual contributors to relative performance included the Portfolio’s overweight positions versus the Benchmark in General Motors Corp., Apple Inc. and Time Warner Inc. General Motors Corp. is a vehicle manufacturer. The stock benefited from investors’ positive reaction to the company’s management restructuring and cost-cutting initiatives, as well as healthy auto sales. Shares of technology company Apple, Inc. increased as the company reported strong earnings in the first half of the reporting period. Shares of Time Warner Inc. contributed as the media company reported revenue growth and better cost controls.

Individual detractors from relative performance included the Portfolio’s positions in Occidental Petroleum Corp., CME Group Inc. and Humana, Inc. Shares of Occidental Petroleum declined on concerns about the oil company’s slowing net income growth. CME Group Inc. is an exchange operator. The stock decreased as weak trading volumes hurt the company’s revenue growth. Shares of Humana, Inc. declined after the insurance company reported disappointing quarterly results driven, in part, by declining Medicare reimbursement rates.

HOW WAS THE PORTFOLIO POSITIONED?

The portfolio managers employed a bottom-up fundamental approach to stock selection, researching companies to determine what they believed to be their underlying value and potential for future earnings growth. As a result of the Portfolio’s bottom-up fundamental approach to stock selection, the Portfolio was overweight versus the Benchmark in the auto and transportation and financial services sectors. The Portfolio had modest underweights versus the Benchmark in the real estate investment trusts and industrial cyclical sectors.

2	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2012

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	4.7%
2.	Time Warner, Inc.	3.0
3.	Wells Fargo & Co.	2.8
4.	Merck & Co., Inc.	2.5
5.	Google, Inc., Class A	2.4
6.	Microsoft Corp.	2.3
7.	Occidental Petroleum Corp.	2.0
8.	United Technologies Corp.	2.0
9.	Cisco Systems, Inc.	1.7
10.	Schlumberger Ltd.	1.7

PORTFOLIO COMPOSITIONS BY SECTOR***
Information Technology	19.6%
Consumer Discretionary	17.6
Financials	15.1
Health Care	12.9
Energy	11.3
Industrials	9.9
Consumer Staples	6.8
Materials	2.7
Utilities	1.9
Telecommunication Services	1.3
Short-Term Investment	0.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of December 31, 2012. The Portfolio’s composition is subject to change.

DECEMBER 31, 2012	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust U.S. Equity Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2012

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	3/30/95	17.65%	2.71%	7.30%
CLASS 2 SHARES	8/16/06	17.28	2.45	7.12

TEN YEAR PERFORMANCE (12/31/02 TO 12/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111. Effective November 1, 2006, the Portfolio’s investment objective and strategies changed. Although past performance is not necessarily an indication of how the Portfolio will perform in the future, in view of these changes, the Portfolio’s performance record prior to this period might be less relevant for investors considering whether to purchase shares of the Portfolio.

Returns for the Class 2 Shares prior to its inception date are based on the performance of Class 1 Shares. The actual returns of Class 2 Shares would have been lower than shown because Class 2 Shares have higher expenses than Class 1 Shares.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust U.S. Equity Portfolio, the S&P 500 Index and the Lipper Variable Underlying Funds Large-Cap Core Funds Index from December 31, 2002 to December 31, 2012. The performance of the Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the S&P 500 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Variable Underlying Funds Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Portfolio. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Variable Underlying Funds Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Portfolio performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2012

JPMorgan Insurance Trust U.S. Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 99.1%
	Consumer Discretionary — 17.6%
	Auto Components — 1.3%
33,871	Johnson Controls, Inc.	1,039,840

	Automobiles — 1.6%
42,480	General Motors Co. (a)	1,224,698

	Hotels, Restaurants & Leisure — 1.0%
5,230	Carnival Corp.	192,307
8,120	Royal Caribbean Cruises Ltd.	276,080
4,102	Yum! Brands, Inc.	272,373

		740,760

	Household Durables — 0.6%
3,800	Lennar Corp., Class A	146,946
320	NVR, Inc. (a)	294,400
2,150	PulteGroup, Inc. (a)	39,044

		480,390

	Internet & Catalog Retail — 1.4%
3,190	Amazon.com, Inc. (a)	801,137
3,890	Expedia, Inc.	239,040

		1,040,177

	Media — 6.2%
19,420	CBS Corp. (Non-Voting), Class B	738,931
23,890	Comcast Corp., Class A	893,009
1,150	DIRECTV (a)	57,684
5,620	DISH Network Corp., Class A	204,568
5,990	Time Warner Cable, Inc.	582,168
48,005	Time Warner, Inc.	2,296,079

		4,772,439

	Multiline Retail — 1.1%
1,540	Macy’s, Inc.	60,091
12,820	Target Corp.	758,559

		818,650

	Specialty Retail — 3.1%
1,400	AutoZone, Inc. (a)	496,202
11,330	Home Depot, Inc. (The)	700,760
12,720	Lowe’s Cos., Inc.	451,814
4,870	Ross Stores, Inc.	263,711
11,580	TJX Cos., Inc.	491,571

		2,404,058

	Textiles, Apparel & Luxury Goods — 1.3%
5,440	Coach, Inc.	301,974
2,670	Lululemon Athletica, Inc., (Canada) (a)	203,534
3,480	V.F. Corp.	525,376

		1,030,884

	Total Consumer Discretionary	13,551,896

SHARES	SECURITY DESCRIPTION	VALUE($)

	Consumer Staples — 6.8%
	Beverages — 2.0%
29,200	Coca-Cola Co. (The)	1,058,500
7,170	PepsiCo, Inc.	490,643

		1,549,143

	Food & Staples Retailing — 0.1%
2,170	Walgreen Co.	80,312

	Food Products — 2.1%
3,880	Archer-Daniels-Midland Co.	106,273
7,878	General Mills, Inc.	318,350
3,470	Kellogg Co.	193,800
8,879	Kraft Foods Group, Inc.	403,728
24,459	Mondelez International, Inc., Class A	622,971

		1,645,122

	Household Products — 1.6%
2,730	Colgate-Palmolive Co.	285,394
13,907	Procter & Gamble Co. (The)	944,146

		1,229,540

	Tobacco — 1.0%
9,170	Philip Morris International, Inc.	766,979

	Total Consumer Staples	5,271,096

	Energy — 11.3%
	Energy Equipment & Services — 2.9%
1,790	Baker Hughes, Inc.	73,104
3,360	Cameron International Corp. (a)	189,706
6,990	Ensco plc, (United Kingdom), Class A	414,367
3,380	Halliburton Co.	117,252
3,140	National Oilwell Varco, Inc.	214,619
18,428	Schlumberger Ltd.	1,276,876

		2,285,924

	Oil, Gas & Consumable Fuels — 8.4%
6,510	Anadarko Petroleum Corp.	483,758
12,460	Cheniere Energy, Inc. (a)	233,999
8,780	Chevron Corp.	949,469
3,250	ConocoPhillips	188,467
500	Energen Corp.	22,545
5,590	EOG Resources, Inc.	675,216
10,595	Exxon Mobil Corp.	916,997
11,520	Kinder Morgan, Inc.	407,002
3,150	Marathon Petroleum Corp.	198,450
20,512	Occidental Petroleum Corp.	1,571,424
2,510	Peabody Energy Corp.	66,791
3,990	Phillips 66	211,869
7,890	Valero Energy Corp.	269,207

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust U.S. Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Oil, Gas & Consumable Fuels — Continued
7,970	Williams Cos., Inc. (The)	260,938

		6,456,132

	Total Energy	8,742,056

	Financials — 15.1%
	Capital Markets — 3.2%
6,570	Ameriprise Financial, Inc.	411,479
7,486	Goldman Sachs Group, Inc. (The)	954,914
17,590	Invesco Ltd.	458,923
14,861	Morgan Stanley	284,142
1,790	State Street Corp.	84,148
14,485	TD Ameritrade Holding Corp.	243,493

		2,437,099

	Commercial Banks — 3.2%
1,340	CIT Group, Inc. (a)	51,778
2,430	Comerica, Inc.	73,726
2,123	East West Bancorp, Inc.	45,623
3,110	Huntington Bancshares, Inc.	19,873
2,050	PNC Financial Services Group, Inc.	119,536
62,163	Wells Fargo & Co.	2,124,731

		2,435,267

	Consumer Finance — 0.6%
8,420	American Express Co.	483,982

	Diversified Financial Services — 4.4%
109,569	Bank of America Corp.	1,271,000
23,144	Citigroup, Inc.	915,577
20,958	CME Group, Inc.	1,062,780
1,520	IntercontinentalExchange, Inc. (a)	188,191

		3,437,548

	Insurance — 3.4%
13,498	ACE Ltd., (Switzerland)	1,077,140
4,840	Axis Capital Holdings Ltd., (Bermuda)	167,658
450	Everest Re Group Ltd., (Bermuda)	49,477
7,690	Hartford Financial Services Group, Inc.	172,564
26,980	MetLife, Inc.	888,721
4,444	Prudential Financial, Inc.	236,999

		2,592,559

	Real Estate Investment Trusts (REITs) — 0.3%
480	AvalonBay Communities, Inc.	65,083
30	Boston Properties, Inc.	3,175
1,070	Simon Property Group, Inc.	169,156

		237,414

	Total Financials	11,623,869

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care — 12.9%
	Biotechnology — 2.5%
6,410	Biogen Idec, Inc. (a)	940,155
6,189	Celgene Corp. (a)	487,198
3,270	Onyx Pharmaceuticals, Inc. (a)	246,983
5,360	Vertex Pharmaceuticals, Inc. (a)	224,798

		1,899,134

	Health Care Equipment & Supplies — 2.1%
7,080	Abbott Laboratories	463,740
14,075	Boston Scientific Corp. (a)	80,650
14,380	CareFusion Corp. (a)	410,980
10,996	Covidien plc, (Ireland)	634,909
100	Intuitive Surgical, Inc. (a)	49,037

		1,639,316

	Health Care Providers & Services — 2.9%
1,920	AmerisourceBergen Corp.	82,905
7,520	Cardinal Health, Inc.	309,674
1,050	Cigna Corp.	56,133
4,060	DaVita HealthCare Partners, Inc. (a)	448,752
7,480	Humana, Inc.	513,352
15,540	UnitedHealth Group, Inc.	842,890

		2,253,706

	Health Care Technology — 0.1%
670	Cerner Corp. (a)	52,019

	Life Sciences Tools & Services — 0.1%
580	Mettler-Toledo International, Inc. (a)	112,114

	Pharmaceuticals — 5.2%
1,000	Allergan, Inc.	91,730
13,870	Johnson & Johnson	972,287
46,252	Merck & Co., Inc.	1,893,557
41,632	Pfizer, Inc.	1,044,131

		4,001,705

	Total Health Care	9,957,994

	Industrials — 9.9%
	Aerospace & Defense — 3.2%
14,550	Honeywell International, Inc.	923,489
18,945	United Technologies Corp.	1,553,679

		2,477,168

	Building Products — 0.4%
3,200	Fortune Brands Home & Security, Inc. (a)	93,504
13,030	Masco Corp.	217,080

		310,584

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Commercial Services & Supplies — 0.6%
15,960	Tyco International Ltd., (Switzerland)	466,830

	Construction & Engineering — 0.8%
11,000	Fluor Corp.	646,140
300	Jacobs Engineering Group, Inc. (a)	12,771

		658,911

	Electrical Equipment — 1.5%
1,180	Eaton Corp. plc, (Ireland)	63,956
20,018	Emerson Electric Co.	1,060,153

		1,124,109

	Industrial Conglomerates — 0.1%
3,100	General Electric Co.	65,069

	Machinery — 1.5%
17,043	PACCAR, Inc.	770,514
4,657	Pentair Ltd., (Switzerland)	228,892
2,660	SPX Corp.	186,599

		1,186,005

	Road & Rail — 1.4%
47,870	CSX Corp.	944,475
1,210	Union Pacific Corp.	152,121

		1,096,596

	Trading Companies & Distributors — 0.4%
1,390	W.W. Grainger, Inc.	281,294

	Total Industrials	7,666,566

	Information Technology — 19.6%
	Communications Equipment — 3.0%
65,563	Cisco Systems, Inc.	1,288,313
3,540	Juniper Networks, Inc. (a)	69,632
15,874	QUALCOMM, Inc.	984,505

		2,342,450

	Computers & Peripherals — 5.1%
6,838	Apple, Inc.	3,644,859
3,170	EMC Corp. (a)	80,201
9,670	Hewlett-Packard Co.	137,797
650	NetApp, Inc. (a)	21,808
900	SanDisk Corp. (a)	39,204

		3,923,869

	Internet Software & Services — 2.6%
2,602	Google, Inc., Class A (a)	1,845,781
1,190	LinkedIn Corp., Class A (a)	136,636

		1,982,417

SHARES	SECURITY DESCRIPTION	VALUE($)

	IT Services — 1.4%
3,970	Cognizant Technology Solutions Corp., Class A (a)	293,978
1,540	Genpact Ltd.	23,870
370	MasterCard, Inc., Class A	181,774
3,840	Visa, Inc., Class A	582,067

		1,081,689

	Semiconductors & Semiconductor Equipment — 2.8%
11,770	Altera Corp.	405,359
2,353	ASML Holding N.V., (Netherlands)	151,557
12,470	Broadcom Corp., Class A (a)	414,129
8,660	Freescale Semiconductor Ltd. (a)	95,347
5,120	KLA-Tencor Corp.	244,531
18,610	Lam Research Corp. (a)	672,379
7,990	LSI Corp. (a)	56,569
2,800	Maxim Integrated Products, Inc.	82,320

		2,122,191

	Software — 4.7%
8,540	Adobe Systems, Inc. (a)	321,787
3,780	Citrix Systems, Inc. (a)	248,535
66,263	Microsoft Corp.	1,771,210
37,760	Oracle Corp.	1,258,163
1,820	Splunk, Inc. (a)	52,817

		3,652,512

	Total Information Technology	15,105,128

	Materials — 2.7%
	Chemicals — 1.9%
9,340	Air Products & Chemicals, Inc.	784,747
8,880	Dow Chemical Co. (The)	287,002
5,930	E.I. du Pont de Nemours & Co.	266,672
3,114	Georgia Gulf Corp.	128,546

		1,466,967

	Containers & Packaging — 0.2%
3,130	Crown Holdings, Inc. (a)	115,215

	Metals & Mining — 0.6%
2,260	Alcoa, Inc.	19,616
5,309	Freeport-McMoRan Copper & Gold, Inc.	181,568
3,440	United States Steel Corp.	82,113
5,850	Walter Energy, Inc.	209,898

		493,195

	Total Materials	2,075,377

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	JPMORGAN INSURANCE TRUST	7

JPMorgan Insurance Trust U.S. Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Telecommunication Services — 1.3%
	Diversified Telecommunication Services — 1.3%
11,140	AT&T, Inc.	375,530
14,353	Verizon Communications, Inc.	621,054

	Total Telecommunication Services	996,584

	Utilities — 1.9%
	Electric Utilities — 1.2%
1,740	American Electric Power Co., Inc.	74,263
1,100	Edison International	49,709
12,960	Exelon Corp.	385,430
5,450	NextEra Energy, Inc.	377,086
3,700	NV Energy, Inc.	67,118

		953,606

	Gas Utilities — 0.1%
830	AGL Resources, Inc.	33,175

	Multi-Utilities — 0.6%
8,220	NiSource, Inc.	204,596
3,710	Sempra Energy	263,187

		467,783

	Total Utilities	1,454,564

	Total Common Stocks (Cost $68,004,772)	76,445,130

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 0.9%
	Investment Company — 0.9%
731,387	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.100% (b) (l) (m) (Cost $731,387)	731,387

	Total Investments — 100.0% (Cost $68,736,159)	77,176,517
	Liabilities in Excess of Other Assets — 0.0% (g)	(32,866)

	NET ASSETS — 100.0%	$77,143,651

Percentages indicated are based on net assets.

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.1%.
(l)	— The rate shown is the current yield as of December 31, 2012.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2012

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2012

U.S. Equity Portfolio
ASSETS:
Investments in non-affiliates, at value	$76,445,130
Investments in affiliates, at value	731,387

Total investment securities, at value	77,176,517
Receivables:
Investment securities sold	122,690
Portfolio shares sold	10,498
Dividends from non-affiliates	68,852
Dividends from affiliates	87

Total Assets	77,378,644

LIABILITIES:
Payables:
Due to Advisor	32,560
Investment securities purchased	67,020
Portfolio shares redeemed	73,494
Accrued liabilities:
Investment advisory fees	3,193
Administration fees	2,325
Distribution fees	252
Custodian and accounting fees	5,926
Printing and mailing costs	19,608
Audit fees	28,267
Other	2,348

Total Liabilities	234,993

Net Assets	$77,143,651

NET ASSETS:
Paid-in-capital	$93,158,245
Accumulated undistributed net investment income	1,099,051
Accumulated net realized gains (losses)	(25,554,003)
Net unrealized appreciation (depreciation)	8,440,358

Total Net Assets	$77,143,651

Net Assets:
Class 1	$75,900,979
Class 2	1,242,672

Total	$77,143,651

Outstanding units of beneficial interest (shares) (unlimited number of shares authorized, no par value):
Class 1	4,305,091
Class 2	70,859

Net asset value, offering and redemption price per share (a):
Class 1	$17.63
Class 2	17.54

Cost of investments in non-affiliates	$68,004,772
Cost of investments in affiliates	731,387

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	JPMORGAN INSURANCE TRUST	9

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2012

U.S. Equity Portfolio
INVESTMENT INCOME:
Dividend income from non-affiliates	$1,733,132
Dividend income from affiliates	1,509

Total investment income	1,734,641

EXPENSES:
Investment advisory fees	436,017
Administration fees	68,690
Distribution fees — Class 2	1,780
Custodian and accounting fees	47,170
Interest expense to affiliates	2
Professional fees	54,521
Trustees’ and Chief Compliance Officer’s fees	693
Printing and mailing costs	16,304
Transfer agent fees	6,345
Other	11,575

Total expenses	643,097

Less amounts waived	(14,000)

Net expenses	629,097

Net investment income (loss)	1,105,544

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	6,832,056
Futures	52,711

Net realized gains (losses)	6,884,767

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	4,993,078
Futures	(1,507)

Change in net unrealized appreciation/depreciation	4,991,571

Net realized/unrealized gains (losses)	11,876,338

Change in net assets resulting from operations	$12,981,882

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2012

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	U.S. Equity Portfolio
	Year Ended 12/31/2012	Year Ended 12/31/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,105,544	$1,191,862
Net realized gain (loss)	6,884,767	13,838,917
Change in net unrealized appreciation/depreciation	4,991,571	(16,142,004)

Change in net assets resulting from operations	12,981,882	(1,111,225)

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net investment income	(1,180,771)	(1,487,487)
Class 2
From net investment income	(6,619)	(174)

Total distributions to shareholders	(1,187,390)	(1,487,661)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(12,575,245)	(52,043,530)

NET ASSETS:
Change in net assets	(780,753)	(54,642,416)
Beginning of period	77,924,404	132,566,820

End of period	$77,143,651	$77,924,404

Accumulated undistributed net investment income	$1,099,051	$1,183,857

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$4,403,061	$3,800,102
Dividends and distributions reinvested	1,180,771	1,487,487
Cost of shares redeemed	(19,321,461)	(57,389,515)

Change in net assets resulting from Class 1 capital transactions	$(13,737,629)	$(52,101,926)

Class 2
Proceeds from shares issued	$2,637,685	$58,270
Dividends and distributions reinvested	6,619	174
Cost of shares redeemed	(1,481,920)	(48)

Change in net assets resulting from Class 2 capital transactions	$1,162,384	$58,396

Total change in net assets resulting from capital transactions	$(12,575,245)	$(52,043,530)

SHARE TRANSACTIONS:
Class 1
Issued	266,533	252,092
Reinvested	71,389	92,679
Redeemed	(1,146,973)	(3,680,656)

Change in Class 1 Shares	(809,051)	(3,335,885)

Class 2
Issued	152,326	3,877
Reinvested	401	11
Redeemed	(86,904)	(3)

Change in Class 2 Shares	65,823	3,885

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	JPMORGAN INSURANCE TRUST	11

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
U.S. Equity Portfolio
Class 1
Year Ended December 31, 2012	$15.22	$0.23	(d)	$2.43	$2.66	$(0.25)	$—	$(0.25)
Year Ended December 31, 2011	15.69	0.18	(d)	(0.46)	(0.28)	(0.19)	—	(0.19)
Year Ended December 31, 2010	13.93	0.16	(d)	1.73	1.89	(0.13)	—	(0.13)
Year Ended December 31, 2009	10.74	0.19		3.32	3.51	(0.32)	—	(0.32)
Year Ended December 31, 2008	18.34	0.22	(d)	(6.12)	(5.90)	(0.18)	(1.52)	(1.70)

Class 2
Year Ended December 31, 2012	15.18	0.22	(d)	2.39	2.61	(0.25)	—	(0.25)
Year Ended December 31, 2011	15.65	0.14	(d)	(0.46)	(0.32)	(0.15)	—	(0.15)
Year Ended December 31, 2010	13.91	0.12	(d)	1.72	1.84	(0.10)	—	(0.10)
Year Ended December 31, 2009	10.71	0.13		3.35	3.48	(0.28)	—	(0.28)
Year Ended December 31, 2008	18.28	0.19	(d)	(6.11)	(5.92)	(0.13)	(1.52)	(1.65)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (a)	Net assets, end of period	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$17.63	17.58%	$75,900,979	0.79%	1.40%	0.81%	71%
15.22	(1.87)	77,847,972	0.79	1.15	0.79	70
15.69	13.58	132,548,805	0.79	1.10	0.82	75
13.93	33.68	150,671,602	0.80	1.45	0.91	88
10.74	(34.80)	123,301,034	0.76	1.50	0.78	93

17.54	17.28	1,242,672	1.01	1.27	1.05	71
15.18	(2.09)	76,432	1.04	0.94	1.05	70
15.65	13.28	18,015	1.04	0.86	1.07	75
13.91	33.34	15,902	1.05	1.21	1.17	88
10.71	(34.94)	11,930	1.01	1.30	1.04	93

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	JPMORGAN INSURANCE TRUST	13

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2012

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
U.S. Equity Portfolio	Class 1 and Class 2	Diversified

The investment objective of the Portfolio is to seek to provide high total return from a portfolio of selected equity securities.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and administrative services plan.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. The value of securities listed on The NASDAQ Stock Market LLC is generally the NASDAQ Official Closing Price.

Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Certain investments of the Portfolio may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Portfolio to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at each investment company’s net asset value per share as of the report date.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Portfolio’s securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) , a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. (“JPMAM”), which is a wholly-owned subsidiary of JPMorgan, JPMAM’s Legal and Compliance, JPMAM’s Risk Management and the Portfolio’s Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Portfolio’s valuation policies.

The VC or Board of Trustees, as applicable, primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing and at least a quarterly basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

14	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2012

The various inputs that are used in determining the fair value of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$77,176,517	$—	$—	$77,176,517

(a)	All Portfolio holdings designated as Level 1 are disclosed individually in the SOI. Please refer to the SOI for industry specifics of portfolio holdings.

There were no transfers between Levels 1 and 2 during the year ended December 31, 2012.

B. Futures Contracts — The Portfolio uses index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Portfolio also buys futures contracts to immediately invest incoming cash in the market or sells futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Portfolio to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Portfolio is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Portfolio periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The Portfolio may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

The table below discloses the volume of the Portfolio’s futures contracts activity during the year ended December 31, 2012:

Futures Contracts:
Average Notional Balance Long	$167,319
Ending Notional Balance Long	—

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

D. Allocation of Income and Expenses — Expenses directly attributable to a portfolio are charged directly to that portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Each class of shares bears its pro-rata portion of expenses attributable to the Portfolio, except that each class separately bears expenses related specifically to that class.

E. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute

DECEMBER 31, 2012	JPMORGAN INSURANCE TRUST	15

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2012 (continued)

to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Portfolio’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

F. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated undistributed net investment income	Accumulated net realized gains (losses)
$—	$(2,960)	$2,960

The reclassifications for the Portfolio relate primarily to distributions from investments in real estate investment trusts and non-taxable special dividends.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual rate of 0.55%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended December 31, 2012, the annual effective rate was 0.09% of the Portfolio’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

The Administrator waived Administration fees as outlined in Note 3.E.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

E. Waivers and Reimbursements — The Advisor, Administrator and Distributor (for Class 2 Shares) have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Portfolio’s respective average daily net assets as shown in the table below:

Class 1	Class 2
0.80%	1.05%

The expense limitation agreement was in effect for the year ended December 31, 2012. The contractual expense limitation percentages in the table above are in place until at least April 30, 2013.

16	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2012

For the year ended December 31, 2012, the Portfolio’s service providers waived fees for the Portfolio as follows. None of these parties expect the Portfolio to repay any such waived fees in future years.

Contractual Waivers
Investment Advisory	Administration	Total
$4,090	$7,971	$12,061

Additionally, the Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and the Distributor waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the year ended December 31, 2012 was $1,939.

F. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with Federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended December 31, 2012, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party broker-dealers. For the year ended December 31, 2012, the Portfolio did not incur any brokerage commissions with broker-dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended December 31, 2012, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$55,446,123	$67,165,551

During the year ended December 31, 2012, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at December 31, 2012 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$71,884,129	$6,084,941	$792,553	$5,292,388

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended December 31, 2012 was as follows:

Total Distributions Paid From:
Ordinary Income	Total Distributions Paid
$1,187,390	$1,187,390

The tax character of distributions paid during the fiscal year ended December 31, 2011 was as follows:

Total Distributions Paid From:
Ordinary Income	Total Distributions Paid
$1,487,661	$1,487,661

DECEMBER 31, 2012	JPMORGAN INSURANCE TRUST	17

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2012 (continued)

As of December 31, 2012, the components of net assets (excluding paid-in-capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$1,103,080	$(22,406,035)	$5,292,388

The cumulative timing differences primarily consist of trustee deferred compensation and wash sale loss deferrals.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Portfolio after December 31, 2010 may get carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to the Act, net capital losses incurred by the Portfolio were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2012, the Portfolio did not have any post-enactment net capital loss carryforwards.

As of December 31, 2012, the Portfolio had the following pre-enactment net capital loss carryforwards, expiring during the years indicated, which are available to offset future realized gains:

2016		2017	Total
$1,187,063	*	$21,218,972	$22,406,035

*	This amount includes $1,187,063 of capital loss carryforwards from business combinations, which may be limited in future years under the Internal Revenue Code Sections 381-384.

During the year ended December 31, 2012, the Portfolio utilized capital loss carryforwards of $5,595,481.

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 11, 2013.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility at December 31, 2012, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

18	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2012

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Insurance Trust and Shareholders of JPMorgan Insurance Trust U.S. Equity Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Insurance Trust U.S. Equity Portfolio (a separate Portfolio of JPMorgan Insurance Trust) (hereafter referred to as the “Portfolio”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 15, 2013

DECEMBER 31, 2012	JPMORGAN INSURANCE TRUST	19

TRUSTEES

(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	170	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Chairman effective 2013; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999-present); President, Adelphi University (New York) (1998-1999).	170	Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present); Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	170	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	170	Director, Center for Communication, Hearing, and Deafness (1990-present).

Mary E. Martinez (1960); Trustee of Trust effective January 1, 2013	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-Present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	170	Member, New York City Center Advisory Council (oversees public performing arts facilities) (2006-Present)

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	170	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trust effective January 1, 2013	Retired (2005-Present); President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	170	Director, Sun Life Financial (SLF) (2007 to Present) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010)

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	170	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	170	Trustee, American University in Cairo (1999-present); Chairman, Darthmouth-Hitchcock Medical Center (2013-present); Trustee, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, Carleton College (2002-2010).

20	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2012

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo*** (1946); Trustee of Trust effective February 1, 2013	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	170	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-Present)

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	170	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	170	None.
Interested Trustee Not Affiliated With the Adviser

Frankie D. Hughes** (1952), Trustee of Trust since 2008.	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	170	Trustee, The Victory Portfolios (2000-2008).

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Mr. Morton should continue to serve until December 31, 2014. In order to fill the vacancies created by the retirement of the Fergus Reid, III, William J. Armstrong, and Leonard J. Spalding, Jr., effective December 31, 2012, the Board appointed Ms. Martinez and Mr. Merin to serve as Trustees effective January 1, 2013 and Marian U. Pardo to serve as Trustee effective February 1, 2013.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (170 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Funds’ investment advisor, is a wholly-owned subsidiary of JPMorgan Chase & Co. Five other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisors (not affiliated with JPMorgan) that are under common control with subadvisors to certain J.P. Morgan Funds.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she will irrevocably waive effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which will end January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

DECEMBER 31, 2012	JPMORGAN INSURANCE TRUST	21

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Patricia A. Maleski (1960), President and Principal Executive Officer (2010)

Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)

Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Kathryn A. Jackson (1962), AML Compliance Officer (2012)*

Vice President and AML Compliance Manager for JPMorgan Asset Management Compliance since 2011; Senior On-Boarding Specialist for JPMorgan Distribution Services, Inc. in Global Liquidity from 2008 to 2011; prior to joining JPMorgan, Ms. Jackson was a Financial Services Analyst responsible for on-boarding, compliance and training with Nationwide Securities LLC and 1717 Capital Management Company, both registered broker-dealers, from 2005 until 2008.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Executive Director, JPMorgan Funds Management, Inc. from July 2012; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Jeffrey D. House (1972), Assistant Treasurer (2006)**	Vice President, JPMorgan Funds Management, Inc. since July 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Jeffery Reedy (1973), Assistant Treasurer (2011)**	Vice President, JPMorgan Funds Management, Inc. since February 2006.

Julie A. Roach (1971), Assistant Treasurer (2012)**	Vice President, JPMorgan Funds Management, Inc. from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. from September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 500 Stanton Christiana Road, Ops 1, Floor 02, Newark, DE 19173-2107.
**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

22	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2012

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees (for Class 2 Shares) and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2012, and continued to hold your shares at the end of the reporting period, December 31, 2012.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During the Period*	Annualized Expense Ratio
U.S. Equity Portfolio
Class 1
Actual	$1,000.00	$1,078.90	$4.08	0.78%
Hypothetical	1,000.00	1,021.22	3.96	0.78
Class 2
Actual	1,000.00	1,078.10	5.22	1.00
Hypothetical	1,000.00	1,020.11	5.08	1.00

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

DECEMBER 31, 2012	JPMORGAN INSURANCE TRUST	23

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2012, at which the Trustees considered the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment subcommittees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 23, 2012.

The Trustees, as part of their review of the investment advisory arrangements for the J.P. Morgan Funds, considered and reviewed performance and other information received from the Advisor on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information included the Portfolio’s performance compared to the performance of the Portfolio’s peers and benchmarks and analyses by the Advisor of the Portfolio’s performance. The Advisor also periodically provides comparative information regarding the Portfolio’s expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Advisor, including, with respect to the Portfolio, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Portfolio and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Portfolio and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Advisor from the Portfolio under the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Portfolio and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to the Portfolio by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio and the infrastructure supporting the team. The Trustees also considered information provided by the Advisor and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Portfolio. The Trustees also reviewed information relating to the Advisor’s risk governance model and reports showing the Advisor’s compliance structure and ongoing compliance processes. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Portfolio gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Portfolio, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to questions or concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by the Advisor.

24	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2012

Costs of Services Provided and Profitability to the Advisor and its Affiliates

The Trustees received and considered information regarding the profitability to the Advisor and its affiliates in providing services to the Portfolio. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates’ revenues from the contractual services provided to the Portfolio, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Portfolio.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Portfolio. The Board also considered that the Advisor uses third-party soft dollar arrangements with respect to securities transactions it executes for the Portfolio.

The Trustees also considered that JPMFM earns fees from the Portfolio for providing administrative services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, an affiliate of the Advisor, which also acts as the Portfolio’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Portfolio, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Portfolio does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Advisor, and that the Portfolio benefits from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Portfolio’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Portfolio had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Advisor for investment management styles substantially similar to that of the Portfolio. The Trustees also considered the complexity of investment management for the Portfolio relative to the Advisor’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to the Portfolio in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Portfolio in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Portfolio within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Portfolio’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to a representative class to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Portfolio’s performance against its benchmark and considered the performance information provided for the Portfolio at regular Board meetings by the Advisor. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Portfolio’s performance are summarized below:

The Trustees noted the Portfolio’s performance was in the third, second and first quintiles for Class 1 shares for the one-, three-, and five-year periods ended December 31, 2011, respectively. The Trustees discussed the performance and investment strategy of the Portfolio with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable.

DECEMBER 31, 2012	JPMORGAN INSURANCE TRUST	25

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Portfolio to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Portfolio. The Trustees recognized that Lipper reported the Portfolio’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Portfolio. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Portfolio and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Portfolio’s advisory fees and expense ratios are summarized below:

The Trustees noted that the Portfolio’s net advisory fee and actual total expenses for Class 1 shares were in the second quintile of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

26	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2012

TAX LETTER

(Unaudited)

Certain tax information for the Portfolio is required to be provided to shareholders based upon the Portfolio’s income and distributions for the taxable year ended December 31, 2012. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2012. The information necessary to complete your income tax returns for the calendar year ending December 31, 2012 will be received under separate cover.

Dividends Received Deductions (DRD)

100.00% of ordinary income distributions were eligible for the 70% dividend received deduction for corporate rate shareholders for the fiscal year ended December 31, 2012.

DECEMBER 31, 2012	JPMORGAN INSURANCE TRUST	27

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2013. All rights reserved. December 2012.	AN-JPMITUSEP-1212

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i)	Has at least one audit committee financial expert serving on its audit committee; or

(ii)	Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i)	Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii)	Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is Mitch Merin. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2012 – $273,200

2011 – $261,700

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES

2012 – $108,070

2011 – $108,070

Audit-related fees consists of semi-annual financial statement reviews and security count procedures performed as required under Rule 17f-2 of the Investment Company Act of 1940 during the Registrant’s fiscal year.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES

2012 – $53,900

2011 – $52,500

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended December 31, 2012 and 2011, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of

Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2012 – Not applicable

2011 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2012 – 0.0%

2011 – 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

None.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were:

2012 – $31.8 million

2011 – $33.8 million

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Insurance Trust

By:	/s/ Patricia A. Maleski
Patricia A. Maleski President and Principal Executive Officer March 1, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Patricia A. Maleski
Patricia A. Maleski President and Principal Executive Officer March 1, 2013

By:	/s/ Joy C. Dowd
Joy C. Dowd Treasurer and Principal Financial Officer March 1, 2013